UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-08004
                                                    ----------------------------

                                   Aston Funds
                       (FORMERLY KNOWN AS ABN AMRO FUNDS)
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                             161 North Clark Street
                                CHICAGO, IL 60601
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                         Kenneth C. Anderson, President
                                   Aston Funds
                             161 North Clark Street
                                CHICAGO, IL 60601
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


       Registrant's telephone number, including area code: (312) 884-2100
                                                          ---------------

                       Date of fiscal year end: OCTOBER 31
                                               -----------

                   Date of reporting period: OCTOBER 31, 2006
                                            -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

[GRAPIHC OMITTED - LOGO]
ASTON ASSET MANAGEMENT

ANNUAL REPORT 2006
OCTOBER 31, 2006

CLASS N, I, R SHARES
EQUITY, SECTOR, BALANCED,
FIXED & MONEY MARKET

Aston Funds were formerly known as the ABN AMRO Funds.

Aston Funds
--------------------------------------------------------------------------------

Dear Fellow Shareholder,

Welcome to Aston Funds!

Aston Asset Management LLC (Aston) was formed earlier this year through the acquisition of substantially all of ABN AMRO Asset Management's mutual fund business. Aston is unique in its total commitment to a distinct set of institutional investment processes, each striving to drive performance while paying strict attention to risk controls, regardless of the market environment. Aston's sub-advisors (investment managers) deliver distinct style specific expertise within each relevant asset class. To that end, we proudly submit the annual report for the Aston Funds (formerly the ABN AMRO Funds) for the twelve-month period that ended October 31, 2006.

U.S. equity markets posted impressive gains for the year, bolstered by a number of favorable developments. Leading the way were the consistently strong quarterly earnings gains generated by U.S. corporations. From a macroeconomic point of view, interest rates, while on the rise during much of the period, remained relatively low and inflation remained in check. More recently, a steep drop in the price of oil, coupled with the Federal Reserve Board's (Fed) decision to leave interest rates unchanged at its last three policy-making meetings, set off a powerful rally that began in July and extended through the end of the period. Foreign stocks as a whole generally outpaced their U.S. counterparts during the period, enjoying a lift from the declines in the value of the dollar against other currencies. In addition, foreign stocks--like U.S. equities--benefited from the combination of strong global economic growth and rising corporate profitability.

Bonds posted surprisingly solid returns for the period, helped mostly by a rally that coincided with the strength in stocks. Throughout much of the period, bonds came under pressure as the Fed continued to tighten monetary policy. From November 1, 2005 through June 2006, the Fed raised the benchmark federal funds target rate on six separate occasions by one-quarter of a percentage point each to 5.25%. But fixed-income investors had reason to become more optimistic in early summer when they began to anticipate an end to the Fed's campaign to raise rates amid signs that the economy was slowing and inflation remained in check. Those hopes were realized when the Fed held interest rates steady at its Open Market Committee Meetings in August, September and October.

As we enter 2007, we are excited about the opportunities that lie ahead. At Aston, we will remain committed to carefully overseeing our very select team of sub-advisors, ensuring that they adhere to disciplined institutional principles and best in class business standards, while seeking to achieve long-term consistent investment performance. We believe this focus, combined with our commitment to client service excellence, will help to secure our place as an industry leader and allow us to help our clients to succeed in meeting their financial goals.

We appreciate your investment with Aston Funds.

Sincerely,


/s/ Kenneth C. Anderson

Kenneth C. Anderson
President
Aston Funds

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

Aston Funds

(Formerly known as ABN AMRO Funds)

TABLE OF CONTENTS

Portfolio Managers Commentaries ..........................................     2

Schedule of Investments ..................................................    22

Statement of Assets and Liabilities ......................................    64

Statement of Operations ..................................................    68

Statements of Changes in Net Assets ......................................    72

Financial Highlights .....................................................    80

Notes to Financial Statements ............................................   114

Report of Independent Registered Public Accounting Firm ..................   126

Additional Information ...................................................   127

EQUITY INCOME FUND
  River Road Dynamic Equity Income Fund

LARGE CAP FUNDS
  ABN AMRO Growth Fund
  Montag & Caldwell Growth Fund
  TAMRO Large Cap Value Fund
  Value Fund
  Veredus Select Growth Fund

MID CAP FUNDS
  Optimum Mid Cap Fund
  ABN AMRO Mid Cap Growth Fund

SMALL CAP FUNDS
  River Road Small Cap Value Fund
  TAMRO Small Cap Fund
  Veredus Aggressive Growth Fund

SECTOR FUNDS
  ABN AMRO Real Estate Fund
  Veredus SciTech Fund

BALANCED FUNDS
  Balanced Fund
  Montag & Caldwell Balanced Fund

FIXED INCOME FUNDS
  TCH Fixed Income Fund
  TCH Investment Grade Bond Fund
  ABN AMRO High Yield Bond Fund
  McDonnell Municipal Bond Fund

MONEY MARKET FUND
  ABN AMRO Investor Money Market Fund

     THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN
    THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH
           INCLUDES DETAILS REGARDING THE FUNDS' OBJECTIVES, POLICIES,
                         EXPENSES AND OTHER INFORMATION.

     ASTON FUNDS ARE DISTRIBUTED BY PFPC DISTRIBUTORS, INC., 760 MOORE ROAD,
                           KING OF PRUSSIA, PA 19406.

             SHAREHOLDER SERVICES 800 992-8151 o WWW.ASTONFUNDS.COM

              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE


                                                                             | 1

Aston Funds

RIVER ROAD DYNAMIC EQUITY INCOME FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2006

--------------------------------------------------------------------------------
                             James C. Shircliff, CFA, Henry W. Sanders, III, CFA

Q.    How did the fund perform during the period?

A. For the twelve months ended October 31, 2006, the River Road Dynamic Equity Income Fund, Class N returned 23.71%. In comparison, the Fund's peer group, the Morningstar (R) Mid Value Category, returned 17.11% and the benchmark, the Russell 3000 index returned 16.37%.

Q.    Can you describe the investment environment?

A. The past year was a volatile period for equities, but overall it was positive for our Absolute Value investment strategy. Higher-yielding equities have generally outperformed the market since mid-2003, and our strategy has done particularly well in an environment where investors continue to focus on value-oriented securities with predictable, sustainable business models and strong management teams. Our biggest concern is that, given the interest in high yielding stocks, securities with a high current dividend are becoming more difficult to find as prices for these securities have appreciated significantly over the past few years. The good news is that the universe of high yielding securities appears to be rapidly expanding as new companies either initiate, or materially increase, their dividend yield.

Q.    What factors influenced the Fund's performance during the past year?

A. Holdings within the Financials Services sector made the largest positive contribution to performance during the period. Top performing holdings during the period included Barclays PLC, CapitalSource and Medallion Financial. Top performing non-traditional financial companies, including REITs, also contributed significantly to performance. The top-performing holding within this group was Host Hotels and Resorts. Holdings in the Energy and Consumer Discretionary sectors were also among the Fund's primary positive contributors to performance. Top performing energy-related holdings during the period included PetroChina Co, Ltd, Penn West Energy Trust and Enerplus Resources Fund. Within the Consumer Discretionary Sector top performing holdings included Coinmach Service Corp, Centerplate, and CPI Corp.

      Relative to the Fund's benchmark, performance during the period was negatively impacted by the Fund's underweight positions in Technology and Health Care. These traditional growth sectors offer fewer opportunities to high-yield investors. Another sector where the Fund underperformed the benchmark was Utilities. Based upon our analysis, most of the large, traditional utility companies remain overvalued and, thus, less attractive than other opportunities within our equity universe.

Q.    What is your outlook?

A. Little has changed in our outlook over the past year. We remain aggressively bullish in our intermediate and long-term outlook for high-yielding equity securities, especially those that do not have a significant following on Wall Street. While some traditional income sectors, such as large-cap Utilities, Financials, and select types of REITs continue to appear overvalued or vulnerable to a flattening yield curve, other less traditional opportunities in the high yielding equity universe remain remarkably attractive.

      Looking at opportunities along the capitalization curve, the rally in small cap stocks has made that group less attractive. Small-cap valuations relative to large cap equities are near historical highs, and firms across the capitalization curve are experiencing peak profit margins. Thus, we anticipate that we will continue to decrease the Fund's small cap exposure over the near-term.

      The recent decrease in energy prices has also improved our overall market outlook. Given the under-performance of growth-oriented styles in recent years, we would not be surprised to see at least a short-term shift in bias toward higher-beta, momentum based strategies as the macro environment improves. That being said, we believe our focus on investing in high-quality, attractively-priced companies, with high and growing dividend yields is still both timely and well positioned for the years ahead.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

           River Road Dynamic                            Morningstar(R) Mid-
           Equity Income Fund     Russell 3000 Index     Cap Value Category
           ------------------     ------------------     -------------------
Jun-05          $10,000                $10,000                 $10,000
Jul-05          $10,331                $10,410                 $10,444
Oct-05          $10,030                $10,206                 $10,080
Oct-06          $12,408                $11,877                 $11,804

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

      RETURNS FOR PERIOD ENDED 10/31/06

      Average Annual Total Returns - Class N
      --------------------------------------
      One Year                        23.71%
      Five Year                         N/A
      Since Inception                 17.40%
      --------------------------------------
      Inception Date 06/28/05

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


| 2

Aston Funds

ABN AMRO GROWTH FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2006

--------------------------------------------------------------------------------
                               Bernard F. Myskowski, CFA & Richard S. Drake, CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2006?

A. For the twelve-month period that ended October 31, 2006, ABN AMRO Growth Fund Class N, Class I and Class R posted total returns of 5.55%, 5.87% and 5.35%, respectively. By comparison, the Fund's peer group, the Morningstar
      (R) Large Growth Category, returned 9.05% and the Fund's benchmark, the Standard & Poor's 500 Index (the "S&P (R) 500 Index"), returned 16.33%.

Q.    Can you describe the investment environment?

A. Although they posted positive returns for the period, large-cap stocks generally lagged their smaller-cap counterparts, and growth stocks were trumped by valued stocks for the sixth consecutive year. However, large growth stocks rebounded a bit toward the end of the period amid a growing sense that they were attractively priced and that many companies that make up the group could better withstand an anticipated economic slowdown in 2007.

Q.    What factors influenced the Fund's performance during the past year?

A. The largest contributor to the Fund's underperformance of its benchmark index was sector selection. The bulk of the S&P 500 Index's gains were generated not by growth stocks, but by traditional value sectors--including Utilities, Financials and Energy. Historically, these companies have not shown the long-term earnings stability and revenue growth that qualify a stock for our growth style management. During the period, for example, our significant underweighting in financials worked against the Fund's performance, even though holdings including mortgage bank Wachovia and student loan leader Sallie Mae were among our best performers. Similarly, our overweighting in health care stocks hurt, with names such as Amgen, Medtronics, Pfizer and Zimmer all underperforming the market overall.

      Aiding the Fund's returns were a number of strong performers across a range of Industry sectors. The Consumer Staples stock Walgreen's was a winner, buoyed by strong earnings gains. Among Consumer Discretionary stocks, some of our biggest winners were department store chain Kohl's, which was buoyed in part by the new exclusive brands the store has introduced, and Starbucks, which continued to reap the benefits of expansion both in the U.S. and abroad. In the Industrials area, we enjoyed strong gains from Eco Labs, a global leader in commercial cleaning and sanitizing; Praxair, which produces and distributes natural gas; and Dover, which manufacturers industrial products and manufacturing equipment. In the transportation segment, Southwest Airlines posted strong results.

Q.    What is your outlook?

A. Toward the end of the period, we began to see some resurgent interest in large cap growth stocks. In our view, that's not altogether surprising given that large cap growth stock earnings remain strong and their valuations continue to be attractive. One catalyst that could ignite growth stocks even further is a slowing economy, which may translate into stronger investor demand for the stocks of companies that provide good revenue growth despite the economic backdrop. We remain committed to our time-tested investment process and believe that it is positioned with the opportunity to post above-average rates of return over entire market cycles.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                ABN AMRO                              Morningstar(R) Large
              Growth Fund       S&P(R) 500 Index        Growth Category
              -----------       ----------------      --------------------
Dec-93          $10,000             $10,000                 $10,000
Oct-94          $10,173             $10,360                 $10,439
Oct-95          $13,088             $13,096                 $13,016
Oct-96          $16,619             $16,250                 $15,530
Oct-97          $20,801             $21,466                 $19,782
Oct-98          $26,090             $26,185                 $22,874
Oct-99          $33,321             $32,902                 $31,321
Oct-00          $39,858             $34,902                 $36,661
Oct-01          $29,514             $26,215                 $23,229
Oct-02          $26,929             $22,256                 $19,062
Oct-03          $30,689             $26,884                 $23,097
Oct-04          $31,589             $29,413                 $23,887
Oct-05          $32,971             $31,978                 $26,333
Oct-06          $34,800             $37,200                 $28,716

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

      RETURNS FOR PERIOD ENDED 10/31/06

      Average Annual Total Returns - Class N
      --------------------------------------
      One Year                   5.55%
      Five Year                  3.35%
      Ten Year                   7.67%
      --------------------------------------
      Inception Date 12/13/93

      Average Annual Total Returns - Class I
      --------------------------------------
      One Year                   5.87%
      Five Year                  3.64%
      Since Inception           (0.67)%
      --------------------------------------
      Inception Date 07/31/00

      Average Annual Total Returns - Class R
      --------------------------------------
      One Year                   5.35%
      Five Year                   N/A
      Since Inception            7.41%
      --------------------------------------
      Inception Date 12/31/02

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

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                                                                             | 3

Aston Funds

MONTAG & CALDWELL GROWTH FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2006

--------------------------------------------------------------------------------
                                                        Ronald E. Canakaris, CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2006?

A.    For the  twelve-month  period ended  October 31,  2006,  Montag & Caldwell
      Growth Fund Class N, Class I and Class R posted total returns of 8.02%, 8.36% and 7.79%, respectively. By comparison, the Fund's peer group, the Morningstar (R) Large Growth Category, returned 9.05% and the Fund's benchmark, the S&P (R) 500 Index, returned 16.33%.

Q.    Can you describe the investment environment?

A. The market rallied during the fourth quarter of 2005 on news of lower energy prices off Hurricane Katrina highs and investor anticipation of an end to interest rate hikes by the Fed. However, at the beginning of 2006 we saw energy prices and interest rates move higher and small and mid cap names continued their dominance even as valuations remained compelling for large cap companies. During the second quarter, equity markets began to sell off from early-May to mid-June and then rallied into the end of the period. Additionally, investors were forced to extend their horizon for the end of the Fed's tightening cycle as fear of inflation crept higher. There was also a growing concern about the sustainability of both economic activity and corporate profit growth. The U.S. housing industry has clearly entered a rough patch and domestic auto makers are struggling. However, there is little evidence these issues have spread to other areas of the economy, and we believe the Fed is in a good position to engineer a soft economic landing.

Q.    What factors influenced performance during the past year?

A. The primary areas of strength included stock selection in the Energy and Information Technology sectors. Positions in oil field service companies Schlumberger, Baker Hughes and Halliburton were significant positive contributors to the Fund's results. Stock selection in information technology companies such as Research In Motion, the manufacturer and service provider for Blackberry hand-held devices; Google, the internet search provider; and Hewlett-Packard had significant positive effect. Positions in Consumer Discretionary companies Kohl's and McDonald's and Consumer Staples companies such as Proctor and Gamble and Colgate Palmolive resulted in positive contributions from these sectors as well.

      The Health Care sector was the most significantly underperforming sector with biotechnology company Genetech, implantable device manufacturer Medtronic, and Johnson & Johnson detracting from performance. Several holdings in the Industrial sector, specifically Caterpillar Inc., 3M Co. and United Postal Service, detracted as well. This was compounded by not owning several strong performers in the sector, namely United Technologies, Boeing and Lockheed Martin. An underweight in the Financial sector and stock selection there had a negative impact on performance.

Q.    What is your outlook?

A. From our vantage point, the outlook for high-quality large-capitalization growth stocks is very good. Valuations are attractive, and the Fed has stopped raising interest rates. As the Fed succeeds in slowing the economy to a non-inflationary growth rate, these companies' reliable and above average earnings growth rates should become increasingly attractive in the more challenging corporate profit environment that is likely to develop. Their domestic based earnings should do relatively well in a slowing U.S. economy, and they are well positioned to benefit from better growth prospects abroad and a lower dollar. We calculate that on average the companies in the Fund's portfolio generate 44% of their sales from international markets. We continue to anticipate a significant market rotation into the high-quality growth companies that make up the bulk of the Fund. While we have seen the beginning of a rotation into larger companies from smaller ones, there has yet to be a meaningful movement away from value into growth stocks. Once that rotation does begin, we expect it to last an extended period of time.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

           Montag & Caldwell                           Morningstar(R) Large
              Growth Fund         S&P(R) 500 Index        Growth Category
           -----------------      ----------------     --------------------
Nov-94          $10,000                $10,000               $10,000
Oct-95          $13,187                $12,641               $12,469
Oct-96          $17,131                $15,685               $14,877
Oct-97          $22,925                $20,720               $18,950
Oct-98          $27,027                $25,277               $21,912
Oct-99          $34,958                $31,761               $30,004
Oct-00          $34,623                $33,692               $35,120
Oct-01          $28,608                $25,306               $22,252
Oct-02          $24,271                $21,485               $18,260
Oct-03          $26,452                $25,952               $22,125
Oct-04          $27,482                $28,394               $22,882
Oct-05          $29,878                $30,870               $25,225
Oct-06          $32,373                $35,910               $27,508

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

      RETURNS FOR PERIOD ENDED 10/31/06

      Average Annual Total Returns - Class N
      --------------------------------------
      One Year                   8.02%
      Five Year                  2.44%
      Ten Year                   6.54%
      --------------------------------------
      Inception Date 11/02/94

      Average Annual Total Returns - Class I
      --------------------------------------
      One Year                   8.36%
      Five Year                  2.74%
      Ten Year                   6.85%
      --------------------------------------
      Inception Date 06/28/96

      Average Annual Total Returns - Class R
      --------------------------------------
      One Year                   7.79%
      Five Year                   N/A
      Since Inception            8.13%
      --------------------------------------
      Inception Date 12/31/02

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

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| 4

Aston Funds

TAMRO LARGE CAP VALUE FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2006

--------------------------------------------------------------------------------
                                                               Philip Tasho, CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2006?

A. For the twelve-month period that ended October 31, 2006, TAMRO Large Cap Value Fund, Class N returned 13.10%. By comparison, the Fund's peer group, the Morningstar (R) Large Blend Category, returned 14.76% and its benchmark, the S&P (R) 500/Citigroup Value Index (formerly the S&P
      (R)/Barra Value Index), returned 20.58%.

Q.    How did you view the market environment over the period?

A. Buoyed largely by a rally that began in July 2006 and extended through the end of the period, large cap value stocks posted strong gains. Beginning in mid-summer, equity markets perked up in response to a peak in commodity prices and a growing sense that the Fed was near the end of its cycle of interest rate hikes. Steady and meaningful increases in company earnings also attracted investors' attention.

Q. What was your strategy over the past year and what factors affected the Fund's performance?

A. We continued to follow our investment discipline, searching for attractively valued companies that fall into one of our three themes:
      Consolidation, Restructuring and New Products. That strategy led us to underweight the strong-performing utility and finance companies, which was the primary reason behind our underperformance of our benchmark index. Our underweighting in Utilities, particularly the telecom segment, was based on our view that many stocks had become too richly valued. We also were concerned about valuations in the Finance segment, especially given our view that interest rates were on the rise. That said, we benefited from our positions in power generator AES Corp. and financial concerns JPMorgan and Goldman Sachs.

      Benefiting performance was our overweighting in Energy stocks, led by strong gains generated by Exxon Mobil and Chevron. We also were helped by our larger-than-index exposure to Consumer Staples stocks, which outpaced the market averages as the year wore on and investors began to factor in slower economic growth. Stock selection within the Consumer Staples group also worked out well, particularly our holdings in Kroger, which was buoyed by a re-acceleration in their same-store sales growth, and Anheuser Busch, which was boosted by better volume growth and investments in overseas brewers. Elsewhere, we enjoyed impressive gains from our holdings in Comcast and Cisco.

Q.    What's your outlook?

A. We find it encouraging that inflation fears are waning, which may mean the Fed is at the end its campaign to raise interest rates for this cycle. Our view is that while the U.S. economy may slow in 2007, there are plenty of other engines of growth around the world. We're also encouraged by the fact that by our analysis, the largest-cap companies are selling at the most attractive valuations. To the extent that investors embrace that value, large-cap stocks should perform well. No matter what the environment, we'll focus on identifying opportunities using our thematic value approach of seeking companies that are consolidating their industry, restructuring, or introducing new products.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                TAMRO Large       S&P(R) 500/Citigroup    Morningstar(R) Large
               Cap Value Fund         Value Index            Blend Category
               --------------     --------------------    --------------------
11/30/2000        $10,000               $10,000                 $10,000
Apr-01            $10,570               $10,495                 $10,278
Oct-01            $ 9,689               $ 8,599                 $ 9,132
Apr-02            $10,232               $ 8,935                 $ 9,794
Oct-02            $ 8,525               $ 7,241                 $ 7,944
Apr-03            $ 9,028               $ 7,629                 $ 8,302
Oct-03            $10,459               $ 9,038                 $ 9,660
Apr-04            $11,486               $ 9,759                 $10,421
Oct-04            $11,627               $10,345                 $10,849
Oct-05            $12,788               $11,397                 $11,926
Oct 06            $14,463               $13,742                 $11,735

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

      RETURNS FOR PERIOD ENDED 10/31/06

      Average Annual Total Returns - Class N
      --------------------------------------
      One Year              13.10%
      Five Year              8.34%
      Since Inception        6.43%
      --------------------------------------
      Inception Date 11/30/00

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


                                                                             | 5

Aston Funds

VALUE FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2006

--------------------------------------------------------------------------------
                                       Steven R. Gorham, CFA & Nevin P. Chitkara

Q. How did the Fund perform during the twelve-month period ended October 31, 2006?

A. For the twelve-month period that ended October 31, 2006, Value Fund Class N and Class I returned 19.35% and 19.64%, respectively. By comparison, the Fund's peer group, the Morningstar (R) Large Value Category, returned 21.44%, while the Fund's benchmark, the Russell 1000 Value Index, returned 21.46%.

Q.    Can you describe the investment environment?

A. Small-cap value stocks posted robust returns for the period, thanks in large measure to the continuation of a number of trends that have supported their outperformance during the past several years. These companies usually do better when the U.S. economy is in the early stages of an economic expansion. Additionally, in the aftermath of the technology and large-cap bubble bursting in 2000, shares of small-cap companies were still viewed as attractively valued relative to their larger-cap counterparts.

Q.    What factors influenced the Fund's performance during the past year?

A. Our overweighting in the Industrial Goods sector and stock selection within that group were key contributors to our performance relative to the benchmark. Two aerospace companies--Lockheed Martin and Northrop Grumman--were strong performers, benefiting from a change in how their respective managements deployed capital, using it to finance share buybacks and raise dividends, rather than to make acquisitions. Deere & Co. was another winner, lifted by strong economic conditions and its exposure to the booming ethanol-fuel industry, which lifted sales of the company's tractors. Our stock selection among Financial companies also helped the Fund's performance. In that segment, one of our best performers included Goldman Sachs, which did an excellent job of executing in its many lines of businesses and benefited from a wave of private equity financings. We also enjoyed good gains from our holdings in insurers MetLife and Allstate, who benefited from the lack of property and casualty claims amid a quiet hurricane season. Several individual holdings boosted our returns as well. The Swiss agricultural company Syngenta rose in response to the growing global demand for genetically modified seeds, while ADM benefited from excitement over ethanol as an alternative fuel source.

      In contrast, the biggest detractor from performance was our stock selection among Utilities, with our focus on wireless companies and our lack of exposure to traditional land line businesses working against us. Specifically, we were hurt by our holdings in Sprint Nextel, which experienced turbulence on the way to integrating the two companies. We also lost ground with Dominion Resources, which was hurt by the decline in natural gas prices in the summer.

Q.    What is your outlook?

A. We remain optimistic regarding the environment for our high-quality, lower-risk value equity strategy. Although quality has only recently begun to be appreciated, we believe it has a long way to go. We will continue to emphasize companies with these attributes as we believe it to be the best strategy to create long-term value for our shareholders.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                     Russell 1000      Morningstar(R) Large
                Value Fund           Value Index          Value Category
                ----------           ------------      --------------------
1/4/93*          $10,000               $10,000               $10,000
Dec-93           $10,666               $11,807               $11,393
Dec-94           $10,666               $11,573               $11,330
Dec-95           $14,082               $16,013               $15,031
Dec-96           $16,959               $19,478               $18,081
Dec-97           $22,131               $26,330               $23,044
Dec-98           $23,340               $30,446               $25,687
Dec-99           $25,941               $32,683               $27,110
Dec-00           $25,765               $34,974               $29,712
Oct-01           $20,907               $30,487               $26,619
Oct-02           $19,321               $27,432               $23,156
Oct-03           $22,475               $33,706               $28,158
Oct-04           $26,044               $38,914               $31,624
Oct-05           $29,034               $43,529               $34,764
Oct 06           $34,653               $52,870               $41,001

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Value investing involves the risk that a Fund's investing in companies believed to be undervalued will not appreciate as anticipated.

      RETURNS FOR PERIOD ENDED 10/31/06

      Average Annual Total Returns - Class N
      --------------------------------------
      One Year                   19.35%
      Five Year                  10.64%
      Ten Year                    7.94%
      --------------------------------------
      Inception Date 01/04/93

      Average Annual Total Returns - Class I
      --------------------------------------
      One Year                   19.64%
      Five Year                    N/A
      Since Inception            15.74%
      --------------------------------------
      Inception Date 09/20/05

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


| 6

Aston Funds

VEREDUS SELECT GROWTH FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2006

--------------------------------------------------------------------------------
       B. Anthony Weber, Charles P. McCurdy, Jr., CFA & Charles Mercer, Jr., CFA

Q. How did the fund perform during the twelve-month period ended October 31, 2006?

A. For the twelve-month period that ended October 31, 2006, Veredus Select Growth Fund, Class N, returned 10.22%. In comparison, the Fund's peer group, the Morningstar (R) Large Growth Category, returned 9.05%, and its benchmark, the Russell 1000 Growth Index returned 10.84%. For the period from its inception on September 11, 2006 through October 31, 2006, the Fund's Class I Shares returned 9.27%. For the period August 31, 2006 through October 31 2006, the Morningstar (R) Large Growth category returned 5.73% and the Russell 1000 Growth Index returned 6.36%.

Q.    Can you describe the investment environment?

A. Although the equity markets posted strong gains for the period, growth stocks--which we emphasize--continued their multi-year run of being decidedly out of favor by significantly trailing their value stock counterparts throughout much of the twelve-month period. Growth stocks were particularly hard hit from May through August 2006 amid fears that a potentially slowing economy might curtail the earnings prospects for growth companies. Adding to growth stocks' challenges was the strength of traditional value sectors like Utilities, Energy and Financials. Market turbulence contributed, too, drawing investors away from the relative risk of growth stocks and toward steadier, income-producing names that historically have performed well during economic slowdowns.

Q.    What factors influenced the Fund's performance during the past year?

A. Aiding the fund's performance was advantageous stock selection across a range of sectors. In the Financial sector, the Chicago Mercantile Exchange, the world's largest futures exchange, again this year was one of our best performing holdings. It benefited from a continued increase in trading volumes, coupled with the progressive move toward more profitable electronic trading platforms. Investors bid up its stock on the news the Merc is merging with its across-town rival The Chicago Board of Trade. Allstate, a leading property, life and casualty insurer, also meaningfully contributed to returns, bolstered in part by the lack of claims due to an uneventful hurricane season. CB Richard Ellis, one of the world's leading real estate service providers, enjoyed strong gains thanks to strong demand for its services around the world. We saw good returns from some of our Technology holdings, including NVIDIA, a semiconductor company specializing in cutting-edge graphic chips and Akamai, provider of Internet delivery services for web sites and corporations.

      Detracting from the Fund's returns was Check Free, which investors punished when the online banking services company failed to meet earnings expectations. The same held true for Business Objects, a business intelligence firm that also fell short of expectations. We also lost ground in the materials segment, with our holdings in Florida Rock and Eagle Materials performing poorly amid investors' concern about an economic slowdown.

Q.    What is your outlook?

A. We're quite optimistic about the prospects for growth stocks as we approach 2007. We believe economic growth will moderate a bit and the Fed's next move--which we predict will occur sometime next year--will be to lower, not raise, interest rates. Barring a more protracted and deeper housing market slump than we've already witnessed, we believe the service-based and global nature of the U.S. economy will help immunize it from a more severe economic downturn. Our analysis indicates that growth stocks are priced as cheaply as they have been relative to their historic norms and relative to value stocks as they have been in many, many years. To the extent that investors seek out attractively priced equities in the coming year, growth stocks should benefit.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                           Morningstar(R)
              Veredus Select         Russell 1000           Large Growth
               Growth Fund           Growth Index             Category
              --------------         ------------          --------------
Dec-01           $10,000               $10,000                $10,000
Apr-02           $ 9,030               $ 8,946                $ 9,155
Oct-02           $ 7,290               $ 7,347                $ 7,470
Apr-03           $ 7,550               $ 7,662                $ 7,736
Oct-03           $ 9,330               $ 8,950                $ 9,052
Apr-04           $ 9,700               $ 9,320                $ 9,303
Oct-04           $10,310               $ 9,252                $ 9,363
Oct-05           $11,880               $10,067                $10,321
Oct-06           $13,094               $11,159                $11,256

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

      RETURNS FOR PERIOD ENDED 10/31/06

      Average Annual Total Returns - Class N
      --------------------------------------
      One Year                   10.22%
      Five Year                    N/A
      Since Inception             5.74%
      --------------------------------------
      Inception Date 12/31/01

      Total Return - Class I
      --------------------------------------
      Cumulative from Inception   9.27%
      --------------------------------------
      Inception date 09/11/06

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


                                                                             | 7

Aston Funds

OPTIMUM MID CAP FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2006

--------------------------------------------------------------------------------
                                                               Thyra E. Zerhusen

Q. How did the Fund perform during the twelve-month period ended October 31, 2006?

A. For the twelve-month period that ended October 31, 2006, the Optimum Mid Cap Fund, Class N and Class I, returned 21.39% and 21.76%, respectively. For the same twelve-month period, the Fund's peer group, the Morningstar
      (R) Mid-Cap Blend Category, produced a total return of 15.48%, while the Fund's benchmark, the S&P (R) 400 Mid-Cap Index, returned 13.43% and the broader equity market S&P (R) 500 Index returned 16.33%.

Q.    Can you describe the investment environment?

A. The U.S. equity markets in general did quite well, despite interest rate hikes, higher energy and raw material prices. However, recent softness in consumer spending, brought on in part by the sudden, but long anticipated weakness in the housing market, has caused a moderation in economic growth. The investment climate may have changed from one that primarily depends on industry or economic sector selection to one that favors a fundamental stock selection process. Recently, a wave of M&A activity has been beneficial to the mid-cap space and held back larger companies who typically act as acquirers.

Q.    What factors influenced the Fund's performance during the past year?

A. Our outperformance versus our peer group and benchmark index was driven primarily by favorable security selection. We continue to employ a fundamental, bottom-up approach to stock selection, emphasizing companies with good top-line growth, attractive valuations and the demonstrated ability to grow market share. Against that backdrop, some of our best performers were FMC Technologies (FTI), which enjoyed rising profits fueled by increased demand for its technology systems designed for the energy industry. Another of our best performers was IT consulting services provider Unisys (UIS), which was helped by improved financial results as orders and margins improved. Our holdings in Mentor Graphics (MENT) also fared well, bolstered by strong financial results driven largely by strengthening demand for electronic design automation. Pearson PLC (PSO), the publisher of the Financial Times newspaper, textbooks and Penguin trade books, enjoyed good gains, thanks to rising operating profits in response to higher sales at all of the company's businesses. We also were helped by very strong returns from three of our holdings that became takeover targets during the period: Engelhard Corporation (EC) was acquired by BASF (BF), a major German specialty chemical company; Veritas DGC (VTS), an oil services company specializing in offshore seismic mapping, and American Power Conversion Corporation (APCC) were acquired by French competitors.

      Among the detractors from the Fund's performance was Con-Way (CNW), a transportation and logistics company, which was impacted by lower shipping volume as the company made aggressive pricing decisions. Zebra Technologies (ZBRA), a manufacturer of bar code printers, also disappointed, as it was hurt by worse than expected financial results. We also lost ground with Andrew Corporation (ANDW), a maker of antenna, cable and wireless equipment for communications networks, which reported earnings that fell short of Wall Street's expectations. Our investments in Readers' Digest (RDA) and the New York Times (NYT), experienced softness as both companies struggled to reposition themselves through investments in digital publishing.

Q.    What is your outlook?

A. We're very optimistic about the prospects for mid-cap stocks going forward. Mid-cap companies have substantially higher growth rates; yet sell at similar price-to-earnings multiples as large cap stocks. And despite the recent strong performance of mid-cap stocks, we're still able to identify plenty of attractive opportunities. From our vantage point, investors' current confusion about the overall direction of the equity market and which industry segments are poised to do best plays to our investment strengths. As always, we'll remain committed to our fundamentals-based philosophy of investing for the long-term in undervalued companies with top-line growth in earnings and revenue.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                           Morningstar(R)
                Optimum Mid          S&P(R) 400               Mid-Cap
                 Cap Fund           Mid-Cap Index          Blend Category
                -----------         -------------          --------------
Sep-94            $10,000              $10,000                $10,000
Oct-94            $10,250              $ 9,921                $10,009
Oct-95            $12,189              $12,025                $11,949
Oct-96            $15,420              $14,111                $14,111
Oct-97            $20,582              $18,721                $18,456
Oct-98            $18,413              $19,974                $18,312
Oct-99            $18,840              $24,180                $22,248
Oct-00            $26,201              $31,833                $27,839
Oct-01            $27,097              $27,870                $24,785
Oct-02            $24,963              $26,538                $22,933
Oct-03            $35,359              $34,661                $30,150
Oct-04            $40,338              $38,487                $33,720
Oct-05            $42,124              $45,280                $38,512
Oct 06            $51,136              $51,361                $44,474

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

      RETURNS FOR PERIOD ENDED 10/31/06

      Average Annual Total Returns - Class N
      --------------------------------------
      One Year                   21.39%
      Five Year                  13.54%
      Ten Year                   12.74%
      --------------------------------------
      Inception Date 09/19/94

      Average Annual Total Returns - Class I
      --------------------------------------
      One Year                   21.76%
      Five Year                    N/A
      Since Inception             9.63%
      --------------------------------------
      Inception Date 07/06/04

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


| 8

Aston Funds

ABN AMRO MID CAP GROWTH FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2006

--------------------------------------------------------------------------------
                                                           Richard S. Drake, CFA

Q.    How did the Fund perform?

A. From its inception on December 29, 2005 through October 31, 2006, the ABN AMRO Mid Cap Growth Fund's Class N shares returned 0.10%. For the period December 31, 2005 through October 31, 2006, the Fund's peer group, the Morningstar (R) Mid-Cap Growth Category produced a total return of 5.66%, while the Fund's benchmark, the S&P (R) 400 Mid-Cap Index, returned 7.40%.

Q.    Can you describe the investment environment?

A. Mid-cap stocks generally outpaced their larger-company counterparts but lagged smaller-cap issues, and growth stocks were trumped by value stocks for the sixth consecutive years. Mid-caps performed particularly well toward the end of the period amid a growing sense that they were attractively priced and that many companies that make up the group could better withstand an anticipated economic slowdown in 2007.

Q.    What factors influenced the Fund's performance during the past year?

A. Aiding the Fund's returns during its abbreviated period since inception were holdings such as United Natural Foods, THQ and Eco Labs. Shares of United Natural Foods rose after the company announced it will continue as the primary wholesale natural grocer distributor for Whole Foods in the United States. The agreement, which replaced United Natural Foods' previous three-year relationship with Whole Foods with a new, seven-year commitment. Video game publisher THQ also performed well, bolstered by quarterly earnings gains that beat Wall Street's expectations. Institutional cleaning products supplier Eco Labs also scored well, thanks to strong growth both domestically and internationally.

      Detracting from performance were some retailers, who suffered amid a summer season that was slow for many retailers and harsh on their prices. Women's apparel retailer Chico's was a disappointment and suffered amid a decline in same-store sales that upset analysts' expectations of a slight increase. It also was a tough period for Urban Outfitters, which also struggled as inventory buildups dogged the company earlier this year. Dollar General Corp. also worked against us, hurt by declining profit margins. Shares of restaurant chain Cheesecake Factory also slipped, amid disappointing same-restaurant sales and an investigation into its stock-option awards practices.

Q.    What is your outlook?

A. Toward the end of the period, we began to see some resurgent interest in large- and mid-cap growth stocks. In our view, that's not altogether surprising given that growth stock earnings remain strong and their valuations continue to be attractive. One catalyst that could ignite growth stocks even further is a slowing economy, which may translate into stronger investor demand for the stocks of companies that provide good revenue growth despite the economic backdrop. We remain committed to our time-tested investment process and believe that it is positioned with the opportunity to post above-average rates of return over entire market cycles.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                          Morningstar(R)
             ABN AMRO Mid Cap        S&P(R) 400              Mid-Cap
               Growth Fund          Mid-Cap Index        Growth Category
             ----------------       -------------        ---------------
Dec 05           $10,000               $10,000               $10,000
Jan 06           $10,330               $10,589               $10,659
Apr 06           $10,460               $10,914               $10,967
Oct 06           $10,010               $10,741               $10,566

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

      RETURNS  FOR  PERIOD  ENDED  10/31/06

      Total  Return - Class N
      --------------------------------------
      Cumulative  from inception    0.10%
      --------------------------------------
      Inception Date 12/29/05

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


                                                                             | 9

Aston Funds

RIVER ROAD SMALL CAP VALUE FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2006

--------------------------------------------------------------------------------
             James C. Shircliff, CFA, Henry W. Sanders III, CFA & R. Andrew Beck

Q.    How did the Fund perform during the twelve-month period?

A. For the twelve-month period ended October 31, 2006, the River Road Small Cap Value Fund, Class N, returned 30.93%. In comparison, the Fund's peer group, the Morningstar (R) Small Cap Value Category, returned 16.65% and its benchmark, the Russell 2000 Value Index, returned 22.90%.

Q.    Can you describe the investment environment?

A. The environment for small-cap stocks and, in particular, our Absolute Value investment style has been positive. Though most active small-cap managers lagged the index over the past twelve months, we have been able to successfully capitalize on the boom in private equity activity through our focus on investing in attractively priced companies with healthy balance sheets, strong cash flow, and great management teams. We believe these characteristics are particularly attractive to acquiring firms and insiders wishing to take a public firm private. The result has been a significant increase in deal activity and price-supportive speculation within the Fund's holdings.

Q.    What factors influenced the Fund's performance during the past year?

A. We are bottom-up investors. In addition, we typically invest in companies with little or no formal Wall Street research coverage. As a result, our companies often do not correlate with broad sector or index trends. For example, the Consumer Staples segment was the best performing sector in the Fund over the past twelve months. Within the benchmark, however, Consumer Staples lagged the broader index. Consumer Discretionary also contributed greatly to the Fund's relative return during the period. Examining the broader portfolio, Fund holdings with the highest contribution to return over the past twelve months included American Dairy, Arden Group, Oppenheimer Holdings, National Healthcare Corp., and Geo Group.

      Conversely, Basic Materials and other commodity-based industries led the index, while these sectors created a drag on performance within the Fund. The lack of traditional technology companies in the Fund also negatively impacted performance. Identifying attractive investment candidates in the Technology sector remains a challenge, as it is difficult to identify traditional technology firms that meet the investment team's criteria of
      discounted       absolute      valuation      and      business      model
      predictability/sustainability.

Q.    What is your outlook?

A. The rally in small-cap stocks, which is advancing into its seventh year, is mature by historical comparison. Small-cap valuations relative to large-cap are near historical highs, and firms across the capitalization scale are experiencing peak profit margins. The recent decline in energy prices, however, has created a positive ripple effect throughout the economy, encouraging consumers to spend while dampening overall inflation and interest rate expectations. If this trend continues we would expect smaller-cap stocks to continue to do well, though their performance relative to larger-cap stocks may have crested.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                River Road                                 Morningstar(R)
                Small Cap            Russell 2000              Small
                Value Fund           Value Index           Value Category
                ----------           ------------          --------------
Jun-05           $10,000               $10,000                $10,000
Jul-05           $10,520               $10,569                $10,571
Oct-05           $10,280               $10,050                $10,123
Oct-06           $13,460               $12,352                $11,808

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small Cap Stocks may be subject to a higher degree of market risk than the security of more established companies because they tend to be more volatile and less liquid.

Value investing involves the risk that a Fund's investing in companies believed to be undervalued will not appreciate as anticipated.

      RETURNS FOR PERIOD ENDED 10/31/06

      Average Annual Total Returns - Class N
      --------------------------------------
      One Year                   30.93%
      Five Year                    N/A
      Since Inception            24.72%
      --------------------------------------
      Inception Date 06/28/05

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


| 10

Aston Funds

TAMRO SMALL CAP FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2006

--------------------------------------------------------------------------------
                                                            Philip D. Tasho, CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2006?

A. For the twelve-month period that ended October 31, 2006, TAMRO Small Cap Fund, Class N and Class I returned 26.23% and 26.55%, respectively. By comparison, the Fund's peer group, the Morningstar (R) Small Blend Category, returned 16.36% and its benchmark, the Russell 2000 Index, returned 19.98%.

Q.    How did you view the market environment over the period?

A. Small-cap value stocks posted strong returns for the period, helped initially by strong investor demand for the segment. Beginning in mid-summer, equity markets in general and small-cap in particular perked up in response to a peak in commodity prices and a growing sense that the Fed was near the end of its cycle of interest rate hikes. Steady and meaningful increases in company earnings also attracted investors' attention. Small-cap stocks in general outpaced their larger-cap brethren, bolstered in large measure by their attractive valuations at the beginning of the period and managements' ability to execute well in the small-cap space.

Q. What was your strategy over the past year and what factors affected the Fund's performance?

A. We continued to follow our investment discipline, searching for attractively valued companies that fall into one of our three themes:
      Consolidation, Restructuring and New Products. With that strategic focus in mind, the key to our outperformance of our benchmark index and peer group was advantageous stock selection. In particular, our holdings in First Marblehead, which gets most of its fees from bundling private educational loans for resale in capital markets, performed well in response to better-than-expected profits. Another financial holding that posted solid gains was Knight Capital, helped by impressive earnings gains in response to sales of new electronic products and strength in its global markets and asset management business. General Cable, the Kentucky-based wire and cable products, was helped by strong revenue gains. Shares of Manitowoc surged in response to the heavy equipment maker's strong profit and revenue gains. We also enjoyed strong performance from many of our technology holdings. RSA Security, which agreed to be acquired by EMC Corporation, and Internet Security Systems, which is set to be acquired by IBM, both performed quite well.

      Even in a year when absolute and relative returns were favorable, there were some modest disappointments. Chief among them was Headwaters, a diversified provider of products and services to the building materials and energy industries. Headwaters' stock weakened in response to the continued increase in the price of oil, which lowered profitability in its synthetic fuels operation. This company has successfully restructured its operations and we have confidence in managements' ability to execute.

Q.    What's your outlook?

A. We find it encouraging that inflation fears are waning, which may mean the Fed is at the end its campaign to raise interest rates for this cycle. Our view is that while the U.S. economy may slow in 2007, there are plenty of other engines of growth around the world. We're also encouraged by the fact that by our analysis, small-cap companies, despite their strong performance over the past several years, continue to sell at attractive valuations. Furthermore, we continued to be impressed by the management of many small-cap companies, which has become more fiscally disciplined over the past several years, a development we believe augurs well for their prospects. No matter what the environment, we'll focus on identifying opportunities using our thematic value approach of seeking companies that are consolidating their industry, restructuring, or introducing new products.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                           Morningstar(R)
               TAMRO Small           Russell 2000           Small Blend
                Cap Fund                Index                 Category
               -----------           ------------          --------------
11/30/2000       $10,000               $10,000                $10,000
Apr-01           $11,460               $10,947                $10,459
Oct-01           $10,774               $ 9,729                $ 9,761
Apr-02           $13,928               $11,678                $11,955
Oct-02           $10,603               $ 8,603                $ 9,093
Apr-03           $11,826               $ 9,253                $ 9,578
Oct-03           $15,919               $12,334                $12,467
Apr-04           $17,446               $13,140                $13,507
Oct-04           $17,538               $13,780                $14,153
Oct-05           $19,144               $15,445                $16,096
Oct-06           $24,165               $18,531                $18,729

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small-Cap Stocks may be subject to a higher degree of market risk than the security of more established companies because they tend to be more volatile and less liquid.

      RETURNS FOR PERIOD ENDED 10/31/06

      Average Annual Total Returns - Class N
      --------------------------------------
      One Year                   26.23%
      Five Year                  17.53%
      Since Inception            16.08%
      --------------------------------------
      Inception Date 11/30/00

      Average Annual Total Returns - Class I
      --------------------------------------
      One Year                   26.55%
      Five Year                    N/A
      Since Inception            15.21%
      --------------------------------------
      Inception Date 01/04/05

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


                                                                            | 11

Aston Funds

VEREDUS AGGRESSIVE GROWTH FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2006

--------------------------------------------------------------------------------
                                 B. Anthony Weber & Charles P. McCurdy, Jr., CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2006?

A. For the twelve-month period that ended October 31, 2006, Veredus Aggressive Growth Fund, Class N and Class I returned 0.49% and 0.75%, respectively. In comparison, the Fund's peer group, the Morningstar (R) Small Growth Category, returned 13.17%, and its benchmark, the Russell 2000 Growth Index returned 17.07%.

Q.    Can you describe the investment environment?

A. Although the equity markets posted strong gains for the period, growth stocks--which we emphasize--continued their multi-year run of being decidedly out of favor by significantly trailing their value stock counterparts throughout much of the twelve-month period. Growth stocks were particularly hard hit from May through August 2006 amid fears that a potentially slowing economy might curtail the earnings prospects for growth companies. Adding to growth stocks' challenges was the strength of traditional value sectors like utilities, energy and financials. Market turbulence contributed, too, drawing investors away from the relative risk of growth stocks and toward steadier, income-producing names that historically have performed well during economic slowdowns.

Q.    What factors influenced the Fund's performance during the past year?

A. One of the primary reasons for the Fund's significant underperformance of its benchmarks and peer group was unfavorable sector selection. We were hurt by our lack of exposure to the Energy sector, which was one of the segments that led the market higher throughout much of the period. We had avoided the sector based on our view that slower economic growth would curtail demand for energy and, therefore, the earnings of the companies that produce it. Although that scenario finally began to play out in mid summer and the energy stocks started to decline, they still remained some of the market's best performers for the year. We also lost significant ground by maintaining larger weightings in other relatively poor-performing sectors including Technology and Industrials, and by being under exposed to some of the better-performing financial segments, such as banks. These segments got left behind in the recent equity market rally. Stock selection also worked against us in many cases. Our holding in Air Tran hurt performance as the company struggled in an increasingly competitive environment. American Science and Engineering and Blue Coat Systems also fared poorly, punished by investors for the companies' earnings shortfalls.

      Aiding the fund's performance were holdings spread across a variety of sectors. In the consumer discretionary sector, we saw good gains from Mexican restaurant chain Chipotle and women's apparel maker Coldwater Creek. In the Financial sector, the Chicago Mercantile Exchange, the world's largest futures exchange, again this year was one of our best performing holdings. We saw good returns from some of our technology holdings, including Akamai, provider of Internet delivery services for web sites and corporations, and Trident Microsystems, which makes a graphic controller chip for LCD and plasma televisions.

Q.    What is your outlook?

A. We're quite optimistic about the prospects for growth stocks as we approach 2007. We believe economic growth will moderate a bit and the Fed's next move--which we predict will occur sometime next year--will be to lower, not raise, interest rates. Barring a more protracted and deeper housing market slump than we've already witnessed, we believe the service-based and global nature of the U.S. economy will help immunize it from a more severe economic downturn. Our analysis indicates that growth stocks are priced as cheaply as they have been relative to their historic norms and relative to value stocks as they have been in many, many years. To the extent that investors seek out attractively priced equities in the coming year, growth stocks should benefit.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Veredus                                   Morningstar(R)
               Aggressive            Russell 2000           Small Growth
               Growth Fund           Growth Index             Category
               -----------           ------------          --------------
Jun-98           $10,000               $10,000                $10,000
Oct-98           $ 8,620               $ 8,169                $ 8,234
Oct-99           $16,630               $10,561                $11,859
Oct-00           $25,502               $12,269                $16,475
Oct-01           $22,931               $ 8,403                $11,921
Oct-02           $14,961               $ 6,590                $ 9,723
Oct-03           $19,913               $ 9,659                $13,727
Oct-04           $21,246               $10,193                $14,356
Oct-05           $23,977               $11,305                $16,063
Oct-06           $24,094               $13,235                $18,178

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

      RETURNS FOR PERIOD ENDED 10/31/06

      Average Annual Total Returns - Class N
      --------------------------------------
      One Year                    0.49%
      Five Year                   0.99%
      Since Inception            11.12%
      --------------------------------------
      Inception Date 06/30/98

      Average Annual Total Returns - Class I
      --------------------------------------
      One Year                    0.75%
      Five Year                   1.28%
      Since Inception             0.90%
      --------------------------------------
      Inception Date 10/05/01

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


| 12

Aston Funds

ABN AMRO REAL ESTATE FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2006

--------------------------------------------------------------------------------
                                               Nancy J. Holland & Joseph Pavnica

Q. How did the Fund perform during the twelve-month period ended October 31, 2006?

A. For the twelve-month period that ended October 31, 2006, ABN AMRO Real Estate Fund, Class N and Class I produced total returns of 39.19% and 39.54%, respectively. By comparison, the Fund's peer group, the Morningstar (R) Specialty-Real Estate Category, returned 35.53% and the Fund's benchmark, the MSCI US REIT Index, returned 37.77%.

Q.    Can you describe the investment environment?

A. Real estate stocks posted robust returns, dramatically outpacing the broader equity market indexes. The real estate sector was spurred by strong demand as yield-hungry individual and institutional investors continued to initiate or increase their exposure to the sector based on its reliability as a portfolio diversifier. The resultant flow of capital into real estate indirect as well as direct purchases of property helped push REIT stocks significantly higher. Further fueling REITs were improving fundamentals for many sectors, with most posting strong enough earnings growth to support their higher valuations.

Q.    What factors influenced the Fund's performance during the past year?

A. Our out-of-benchmark weightings in Canadian companies, as well as our security selection there, proved beneficial to the Fund and were some of the biggest drivers of our performance versus the benchmark and the peer group. Overall, Canadian REITs benefited from increased capital flows as investors sought real estate value across the country. Our holdings in Canadian Apartment REIT Boardwalk was one of our best performers for the year. It was bolstered by its exposure to the booming Alberta apartment market, which in turn was fueled by the soaring oil and gas industry. We also were helped by our exposure to the U.S. Apartment sector, which we gradually increased from an underweighting at the beginning of the period to an overweighting at the end of it. The segment was up strongly for the year, driven by the growing attractiveness of renting versus owning a home as homeownership affordability decreased. Our concentration on companies focused on markets with high barriers to entry--California, the Pacific Northwest and the East Coast--and on companies with significant development pipelines worked in our favor. In this area, our winners included Archstone and Avalon Bay.

      In the Office sector, we concentrated our holdings in companies with large exposures to select growing markets including New York City, Washington D.C. and Southern California. That positioning boosted the Fund's returns as holdings such SL Green, Reckson and Corporate Office Properties performed quite well. Biomed Realty, which specializes in laboratory office space, was another winner. In contrast, we lost ground by not owning Equity Office Properties and Public Storage, two of the better-performing REITs in the marketplace.

Q.    What is your outlook?

A. Our outlook remains the same. We expect continued improvement in operating fundamentals for most sectors. That said, we believe the sectors gains will most assuredly moderate in the coming year, given their very strong advances over the past six years. Even so, we believe that real estate will continue to assume its place in more investors' portfolios as it has proven its value as a portfolio diversifier. No matter what the investment backdrop for real estate overall, we will continue our focus on quality real estate companies with excellent earnings and dividend growth prospects managed by highly capable, value-added management teams.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                           Morningstar(R)
              ABN AMRO Real          MSCI US REIT          Specialty-Real
               Estate Fund              Index             Estate Category
              -------------          ------------         ---------------
12/31/97*        $10,000               $10,000                $10,000
Dec-98           $ 8,721               $ 8,310                $ 8,395
Dec-99           $ 8,431               $ 7,932                $ 8,192
Dec-00           $10,856               $10,059                $10,407
Oct-01           $10,806               $10,453                $10,616
Oct-02           $11,522               $11,152                $11,346
Oct-03           $15,406               $14,937                $15,173
Oct-04           $20,141               $19,344                $19,574
Oct-05           $23,777               $22,756                $22,994
Oct-06           $33,096               $31,351                $31,163

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Real estate funds may be subject to a higher degree of market risk than diversified funds because of the concentration in a specific industry or geographical sector. Risks also include declines in the value of real estate, general and economic conditions, changes in the value of underlying property and defaults by borrowers.

      RETURNS FOR PERIOD ENDED 10/31/06

      Average Annual Total Returns - Class N
      --------------------------------------
      One Year                   39.19%
      Five Year                  25.09%
      Since Inception            14.51%
      --------------------------------------
      Inception Date 12/30/97

      Total Return - Class I
      --------------------------------------
      One Year                   39.54%
      Five Year                    N/A
      Since Inception            31.84%
      --------------------------------------
      Inception Date 09/20/05

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


                                                                            | 13

Aston Funds

VEREDUS SCITECH FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2006

--------------------------------------------------------------------------------
                         Charles P. McCurdy, Jr., CFA & Charles Mercer, Jr., CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2006?

A. For the twelve-month period that ended October 31, 2006, Veredus SciTech Fund, Class N, returned 2.95%. In comparison, the Fund's peer group, the Morningstar (R) Specialty-Technology Category, returned 10.04%, and its benchmark, the NYSE Arca Tech 100 Index (formerly the PSE Technology Index), returned 7.37%.

Q.    Can you describe the investment environment?

A. Technology stocks lagged the overall market, with the sector's strong early-period performance nearly wiped away by its downturn in the spring and early summer of 2006. That's when tech stocks came under pressure due to investors' growing concerns about a slowing economy. Adding to tech stocks' challenges was the backlash from the options backdating controversy, whereby a number of Tech firms were accused of retroactively setting the grant date of the executive stock options to a time when their stock was trading at a low price. The final months of the period proved more favorable for Tech stocks when both the global economy and Tech companies earnings showed good growth after all. Health Care stocks, another area of emphasis for the Fund, also posted market lagging returns for the year, constrained by investors' appetite for more economically sensitive investments.

Q.    What factors influenced the Fund's performance during the past year?

A. One of the primary reasons why the Fund lagged its benchmark was the Fund's larger exposure to Health Care stocks, in a year when they lagged tech stocks overall. The pullback in Health Care stocks in the summer was particularly difficult for our holdings in Nuerometrics and Momentum Pharmaceuticals, both of which had experienced strong gains in prior periods. We also had some Tech holdings that detracted from performance. Chief among them was Check Free, which investors punished when the online banking services company failed to meet earnings expectations. Aiding the fund's performance were a number of our larger positions, including Akamai provider of Internet delivery services for web sites and corporations. We also enjoyed good gains from RF Micro and Freescale, which make Semiconductors for the mobile telephone market, each of which was buoyed by above-normal demand for mobile phones. Freescale was also lifted by the fact that it was acquired, and we sold our holdings in RF Micro to lock in gains and look for more attractively priced opportunities elsewhere.

Q.    What is your outlook?

A. We're quite optimistic about the prospects for growth stocks as we approach 2007. We believe economic growth will moderate a bit and the Fed's next move--which we predict will occur sometime next year--will be to lower, not raise, interest rates. Barring a more protracted and deeper housing market slump than we've already witnessed, we believe the service-based and global nature of the U.S. economy will help immunize it from a more severe economic downturn. We're especially bullish on the prospects for Tech stocks over the next two-to-three years. That's because they'll benefit from a number of powerful tail winds. Tech stocks currently are trading at attractive valuations, providing the underpinning for their resurgence. Additionally, most professional money managers currently are under-allocated to the Tech sector. When they correct that imbalance, Tech stocks will benefit. Finally, with the recent wave of private equity purchases and merger and acquisition activity will continue. Elsewhere, we believe that Health Care stocks may be poised for better performance, given that their fundamentals remain quite favorable.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                            Morningstar(R)
                 Veredus            NYSE Arca Tech       Specialty-Technology
               SciTech Fund           100 Index                Category
               ------------         --------------       --------------------
Jun-00           $10,000               $10,000                 $10,000
Oct-00           $ 8,939               $ 8,821                 $ 8,679
Oct-01           $ 7,643               $ 5,437                 $ 3,467
Apr-02           $ 6,865               $ 5,497                 $ 3,318
Oct-02           $ 4,937               $ 4,085                 $ 2,326
Apr-03           $ 5,220               $ 4,398                 $ 2,581
Oct-03           $ 7,249               $ 6,038                 $ 3,607
Apr-04           $ 6,977               $ 6,227                 $ 3,449
Oct-04           $ 6,855               $ 6,468                 $ 3,496
Oct-05           $ 7,178               $ 7,249                 $ 3,811
Oct-06           $ 7,390               $ 7,783                 $ 4,193

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Technology companies present special risks to investors including sector concentration and small company stock risk. Investments concentrated in a special industry or sector may be subject to greater market risk and may be more volatile.

      RETURNS FOR PERIOD ENDED 10/31/06

      Average Annual Total Returns - Class N
      --------------------------------------
      One Year                   2.95%
      Five Year                 (0.67)%
      Since Inception           (4.66)%
      --------------------------------------
      Inception Date 06/30/00

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


| 14

Aston Funds

BALANCED FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2006

--------------------------------------------------------------------------------
                              Bernard F. Myszkowski, CFA & Fred Senft, Jr., CFA*

Q. How did the Fund perform during the twelve-month period ended October 31, 2006?

A. For the twelve-month period that ended October 31, 2006, Balanced Fund, Class N, returned 5.33%. By comparison, the Fund's peer group, the Morningstar (R) Moderate Allocation Category, returned 11.95%. For the same one-year period, the Fund's benchmark, a blend of 60% S&P (R) 500 Index and 40% Lehman Brothers Aggregate Bond indexes, returned 11.79%. The S&P (R) 500 Index and the Lehman Brothers U.S. Aggregate Bond Index had returns of 16.33% and 5.19%, respectively, for the same period.

Q.    Can you describe the investment environment?

A. Although they posted positive returns for the period, large-cap stocks generally lagged their smaller-cap counterparts, and growth stocks were trumped by valued stocks for the sixth consecutive year. The Fed raised the federal funds target rate to 5.25% by June 2006. Those rate hikes generally pushed bond yields higher and their prices lower. Beginning in July, however, stocks and bonds mounted an extended and significant rally as investors began to anticipate an end to the Fed's campaign to raise rates amid signs that the economy was slowing and inflation remained in check. Those hopes were realized when the Fed held interest rates steady at its Open Market Committee ("FOMC") Meetings in August, September and October.

Q.    What factors influenced the Fund's performance during the past year?

A. The Fund's equity portion underperformed the S&P (R) 500 Index, whose gains were generated not by growth stocks, but by traditional value sectors--including utilities, financials and energy. As a result, our significant underweighting in financials hurt us as did our overweighting in health care stocks. Aiding the Fund's returns were a number of strong performers across a range of industry sectors. Walgreen's was a winner, buoyed by strong earnings gains. Department store chain Kohl's was buoyed in part by the new exclusive brands the store has introduced. Starbucks continued to reap the benefits of expansion both in the U.S. and abroad. We enjoyed strong gains from Eco Labs, a global leader in commercial cleaning and sanitizing, Praxair, which produces and distributes natural gas, and Dover, which manufacturers industrial products and manufacturing equipment.

      For the fixed-income portion of the Fund, we had somewhat less interest rate sensitivity than the index. This strategy yielded mixed results, aiding performance during periods when the bond market was under pressure but detracting from returns when the market rallied. We also were helped by our sector selection with our overweighting investment-grade corporate bonds working in our favor. Our positioning in the mortgage sector paid off, with our early focus on pass-through securities and our more recent move toward collateralized mortgage obligations paying off.

Q.    What is your outlook?

A. In our view, large-cap growth stock earnings remain strong and their valuations continue to be attractive. We remain committed to our time-tested investment process and believe that it is positioned to post above-average rates of return over entire market cycles. We believe that the economy is slowing and inflation is in check. Given that backdrop, we don't envision further rate hikes over the near term. If that's the case, bonds could continue to perform well. We're also approaching the coming year cautiously in terms of credit quality, because we believe that the market isn't pricing risk appropriately.

* Mr. Senft managed the Fixed Income portion of the Fund through the financial period covered in this report. Beginning on December 1, 2006, Taplin, Canida & Habacht (TCH) assumed day-to-day management of the Fund.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                      60% S&P(R) 500                                    Lehman
                        Index/40%       Morningstar(R)                 Brothers
                      Lehman Brothers      Moderate                      U.S.
          Balanced    U.S. Aggregate      Allocation     S&P 500(R)   Aggregate
            Fund        Bond Index         Category        Index      Bond Index
          --------    ---------------   --------------   ----------   ----------
Sep-95     $10,000        $10,000          $10,000        $10,000      $10,000
Oct-96     $11,847        $11,692          $11,372        $12,364      $10,722
Oct-97     $14,229        $14,334          $13,113        $16,333      $11,675
Oct-98     $16,862        $16,835          $15,775        $19,928      $12,766
Oct-99     $19,772        $19,390          $17,190        $25,041      $12,833
Oct-00     $22,701        $20,715          $19,344        $26,564      $13,770
Oct-01     $19,658        $18,529          $21,170        $19,952      $15,775
Oct-02     $18,805        $17,308          $19,081        $16,939      $16,704
Oct-03     $20,917        $19,819          $22,170        $20,461      $17,523
Oct-04     $21,696        $21,383          $23,868        $22,386      $18,492
Oct-05     $22,390        $22,608          $25,694        $24,338      $18,701
Oct-06     $23,583        $25,274          $28,764        $28,313      $19,671

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is subject to interest rate risk associated with the underlying bond holdings in the portfolio. The value of the Fund can decline as interest rates rise and an investor can lose principal.

      RETURNS FOR PERIOD ENDED 10/31/06

      Average Annual Total Returns - Class N
      --------------------------------------
      One Year                    5.33%
      Five Year                   3.71%
      Ten Year                    7.13%
      --------------------------------------
      Inception Date 09/21/95

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

--------------------------------------------------------------------------------


                                                                            | 15

Aston Funds

MONTAG & CALDWELL BALANCED FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2006

--------------------------------------------------------------------------------
                                                        Ronald E. Canakaris, CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2006?

A. For the twelve-month period ended October 31, 2006, Montag & Caldwell Balanced Fund Class N and Class I posted total returns of 6.56% and 6.80%, respectively. By comparison, the Fund's peer group, the Morningstar (R) Moderate Allocation Category, returned 11.95% and the Fund's benchmark, a 60%/40% blend of the S&P (R) 500 Index and the Lehman Brothers U.S. Government Credit Bond Index ("LBGC") returned 11.67%. The S&P (R) 500 Index and LBGC had returns of 16.33% and 4.88%, respectively.

Q.    Can you describe the investment environment?

A. In the early months of 2006, energy prices and interest rates moved higher and small-and mid-cap names continued their dominance even as valuations remained compelling for large-cap companies. During the second quarter equity markets began to sell off from early-May to mid-June and then rallied into the end of the quarter. Additionally, investors were forced to extend their horizon for the end of the Fed's tightening cycle as fear of inflation crept higher. There was also a growing concern about the sustainability of both economic activity and corporate profit growth. The U.S. housing industry has clearly entered a rough patch and domestic auto makers are struggling.

Q.    What factors influenced the Fund's performance during the past year?

A. The primary areas of strength included stock selection in the Energy and Information Technology sectors. Positions in oil field service companies Schlumberger, Baker Hughes, and Halliburton were significant positive contributors to the Fund's results. Stock selection in information technology companies such as Research In Motion, the manufacturer and service provider for Blackberry hand-held devices; Google, the internet search provider; and Hewlett-Packard had a significant positive effect. The Health Care sector was the most significantly underperforming sector with biotechnology company Genentech, implantable device manufacturer Medtronic, and Johnson & Johnson detracting from performance. Several holdings in the Industrial sector, specifically Caterpillar Inc, 3M Co., and United Parcel Service detracted as well.

      In the fixed-income portion of the Fund, our yield curve positioning helped offset what we lost from being short on our duration.

Q.    What is your outlook?

A. We believe the outlook for high quality large capitalization growth stocks is very good. Valuations are attractive, and the Fed has stopped raising interest rates. As the Fed succeeds in slowing the economy to a non-inflationary growth rate, these companies' reliable and above average earnings growth rates should become increasingly attractive in the more challenging corporate profit environment that is likely to develop. Their domestic based earnings should do relatively well in a slowing U.S. economy, and they are well positioned to benefit from better growth prospects abroad and a lower dollar. We calculate that on average the companies in the Fund's portfolio generate 44% of their sales from international markets.

      We expect that the yield on the 10-year Treasury note will be range-bound for in the near term between 4.50% and 5.25%. Although we extended the duration of the bond portion of the Fund a few times over the last twelve months, we remain approximately 8% shorter than the benchmark indices. This reflects our belief that the Fed is not likely to begin reducing short-term rates within the time frame currently anticipated by the market.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                     60% S&P(R) 500
                        Index/40%                                     Lehman
         Montag &    Lehman Brothers  Morningstar(R)               Brothers U.S.
         Caldwell    U.S. Government     Moderate                   Government
         Balanced      Credit Bond      Allocation      S&P(R)        Credit
           Fund           Index          Category      500 Index    Bond Index
         --------    ---------------  --------------   ---------   -------------
Nov-94    $10,000        $10,000         $10,000        $10,000       $10,000
Oct-95    $12,375        $12,227         $11,823        $12,641       $11,616
Oct-96    $14,895        $14,228         $13,633        $15,685       $12,242
Oct-97    $18,509        $17,436         $16,401        $20,720       $13,321
Oct-98    $21,185        $20,550         $17,872        $25,276       $14,690
Oct-99    $24,962        $23,554         $20,111        $31,759       $14,593
Oct-00    $25,472        $25,154         $22,010        $33,690       $15,634
Oct-01    $23,857        $22,563         $19,837        $25,305       $18,029
Oct-02    $21,849        $21,054         $18,181        $21,484       $19,018
Oct-03    $23,332        $24,237         $21,124        $25,950       $20,192
Oct-04    $24,067        $26,156         $22,742        $28,392       $21,316
Oct-05    $25,334        $27,629         $24,482        $30,868       $21,493
Oct-06    $26,995        $30,853         $27,408        $35,909       $22,542

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund is subject to interest rate risk associated with the underlying bond holdings in the portfolio. The value of the Fund can decline as interest rates rise and an investor can lose principal.

      RETURNS FOR PERIOD ENDED 10/31/06

      Average Annual Total Returns - Class N
      --------------------------------------
      One Year                    6.56%
      Five Year                   2.50%
      Ten Year                    6.13%
      --------------------------------------
      Inception Date 11/02/94

      Average Annual Total Returns - Class I
      --------------------------------------
      One Year                    6.80%
      Five Year                   2.75%
      Ten Year                     N/A
      Since Inception             2.10%
      --------------------------------------
      Inception Date 12/31/98

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

--------------------------------------------------------------------------------


| 16

Aston Funds

TCH FIXED INCOME FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2006

--------------------------------------------------------------------------------
                                                           Fred Senft, Jr., CFA*

Q. How did the Fund perform during the twelve-month period ended October 31, 2006?

A. For the twelve-month period that ended October 31, 2006, TCH Fixed Income Fund, Class N and Class I, produced total returns of 4.42% and 4.68%, respectively. By comparison, the Fund's peer group, the Morningstar (R) Intermediate-Term Bond Category, returned 4.70%, while the Fund's benchmark, the Lehman Brothers U.S. Aggregate Bond Index, returned 5.19%.

Q.    How would you describe the fixed-income investment environment?

A. During the past twelve months, the Fed continued to tighten monetary policy, raising the benchmark federal funds target rate on six separate occasions by one-quarter of a percentage point each, moving it to 5.25% by June 2006. Those rate hikes generally pushed bond yields higher and their prices lower. Beginning in July, however, bonds began an extended and significant rally as investors began to anticipate an end to the Fed's campaign to raise rates amid signs that the economy was slowing and inflation remained in check. Those hopes were realized when the Fed held interest rates steady at its Open Market Committee Meetings in August, September and October.

Q.    How did you position the Fund during the period?

A. The Fund maintained a defensive posture versus its benchmark throughout the early months of the period, meaning we positioned the Fund so that it had somewhat less interest rate sensitivity than the index. This strategy yielded mixed results, aiding performance during periods when the bond market was under pressure--such as in early 2006--but detracting from returns when the market rallied--as it did this past summer. More recently, we moved our duration to be more in line with the benchmark, a posture we take when we don't have a strong conviction about where rates are headed over the near term. The Fund enjoyed a modest benefit from its slightly barbelled position, with investments concentrated in the short and long ends of the yield curve and, to a lesser degree, in between.

      We also were helped by our sector selection. In particular, our overweighting relative to the benchmark in high-yield corporate bonds worked in our favor. They were among the fixed-income market's best performers for the year, buoyed by investors' seemingly insatiable appetite for high-yielding securities of all types. Within the investment-grade corporate position, we benefited from sector selection, with our holdings in industrial, utility and finance companies generally outpacing the market overall. We've recently pared our stake in corporate bonds, believing that in many cases their risk profiles didn't justify their high valuations.

      We also benefited from our positioning in the mortgage sector. Early on, we emphasized pass-through securities, which performed reasonably well. More recently, we've redeployed some of our mortgage exposure away from pass-through securities and into more attractively valued collateralized mortgage obligations.

Q.    What's your outlook?

A. We believe that the economy is slowing and inflation is in check. Given that backdrop, we don't envision further rate hikes over the near term. If that's the case, bonds could continue to perform well. We're also approaching the coming year cautiously in terms of credit quality because we believe that the market isn't pricing risk appropriately.

* Mr. Senft managed the Fund through the financial period covered in this report. Beginning on December 1, 2006, Taplin, Canida & Habacht (TCH) assumed day-to-day management of the Fund.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                    Morningstar(R)        Lehman Brothers
                TCH Fixed         Intermediate-Term        U.S. Aggregate
               Income Fund          Bond Category            Bond Index
               -----------        -----------------       ---------------
Dec-93           $10,000               $10,000                $10,000
Oct-94           $ 9,677               $ 9,636                $ 9,535
Oct-95           $11,117               $11,066                $11,026
Oct-96           $11,758               $11,659                $11,671
Oct-97           $12,797               $12,652                $12,709
Oct-98           $13,778               $13,614                $13,895
Oct-99           $13,919               $13,617                $13,969
Oct-00           $14,891               $14,411                $14,989
Oct-01           $16,840               $16,359                $17,171
Oct-02           $17,310               $16,953                $18,183
Oct-03           $18,103               $17,992                $19,074
Oct-04           $19,129               $18,893                $20,129
Oct-05           $19,205               $19,056                $20,356
Oct-05           $20,052               $19,952                $21,412

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Bond funds have the same interest rate, high yield and credit risks associated with the underlying bonds in the portfolio, all of which could reduce the Fund's value. As interest rates rise, the value of the Fund can decline and an investor can lose principal.

      RETURNS FOR PERIOD ENDED 10/31/06

      Average Annual Total Returns - Class N
      --------------------------------------
      One Year                    4.42%
      Five Year                   3.55%
      Ten Year                    5.48%
      --------------------------------------
      Inception Date 12/13/93

      Average Annual Total Returns - Class I
      --------------------------------------
      One Year                    4.68%
      Five Year                   3.82%
      Since Inception             5.57%
      --------------------------------------
      Inception Date 07/31/00

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


                                                                            | 17

Aston Funds

TCH INVESTMENT GRADE BOND FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2006

--------------------------------------------------------------------------------
                                                            Fred Senft, Jr, CFA*

Q. How did the Fund perform during the twelve-month period ended October 31, 2006?

A. For the twelve-month period that ended October 31, 2006, TCH Investment Grade Bond Fund, Class N and Class I, produced total returns of 4.25% and 4.51%, respectively. By comparison, the Fund's peer group, the Morningstar
      (R) Short-Term Bond Category, returned 4.03%, while the Fund's benchmark, the Lehman Brothers U.S. Intermediate Aggregate Bond Index, returned 5.12%.

Q.    How would you describe the fixed-income investment environment?

A. During the past twelve months, the Fed continued to tighten monetary policy, raising the benchmark federal funds target rate on six separate occasions by one-quarter of a percentage point each, moving it to 5.25% by June 2006. Those rate hikes generally pushed bond yields higher and their prices lower. Beginning in July, however, bonds began an extended and significant rally as investors began to anticipate an end to the Fed's campaign to raise rates amid signs that the economy was slowing and inflation remained in check. Those hopes were realized when the Fed held interest rates steady at its Open Market Committee Meetings in August, September and October.

Q.    How did you position the Fund during the period?

A. The Fund is designed and managed as a conservative fixed income option, and our positioning through the year reflected that. We maintained a defensive posture versus its benchmark throughout the early months of the period, meaning we positioned the Fund so that it had somewhat less interest rate sensitivity than the index. This strategy yielded mixed results, aiding performance during periods when the bond market was under pressure--such as in early 2006--but detracting from returns when the market rallied--as it did this past summer. More recently, we moved our duration to be more in line with the benchmark, a posture we take when we don't have a strong conviction about where rates are headed over the near term. The Fund enjoyed a modest benefit from its slightly barbelled position, with investments concentrated in the short and long ends of the yield curve and, to a lesser degree, in between.

      We also were helped by our sector selection. In particular, our overweighting relative to the benchmark in investment-grade corporate bonds worked in our favor. They were among the fixed-income market's best performers for the year, buoyed by investors' seemingly insatiable appetite for high-yielding securities of all types. Within the investment-grade corporate position, we benefited from sector selection, with our holdings in industrial, utility and finance companies generally outpacing the market overall. We've recently pared our stake in corporate bonds, believing that in many cases their risk profiles didn't justify their high valuations.

      We also benefited from our positioning in the mortgage sector. Early on, we emphasized pass-through securities, which performed reasonably well. More recently, we've redeployed some of our mortgage exposure away from pass-through securities and into more attractively valued collateralized mortgage obligations.

Q.    What's your outlook?

A. We believe that the economy is slowing and inflation is in check. Given that backdrop, we don't envision further rate hikes over the near term. If that's the case, bonds could continue to perform well. We're also approaching the coming year cautiously in terms of credit quality, because we believe that the market isn't pricing risk appropriately.

* Mr. Senft managed the Fund through the financial period covered in this report. Beginning on December 1, 2006, Taplin, Canida & Habacht (TCH) assumed day-to-day management of the Fund.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS I

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                   Lehman Brothers
                                  U.S. Intermediate        Morningstar(R)
              TCH Investment          Aggregate           Short-Term Bond
              Grade Bond Fund         Bond Index              Category
              ---------------     -----------------       ---------------
Oct-95           $10,000               $10,000                $10,000
Apr-96           $10,115               $10,134                $10,161
Apr-97           $10,700               $10,842                $10,767
Apr-98           $11,617               $11,855                $11,539
Apr-99           $12,267               $12,603                $12,142
Apr-00           $12,439               $12,814                $12,452
Apr-01           $13,652               $14,409                $13,631
Apr-02           $14,523               $15,523                $14,359
Oct-02           $15,483               $16,386                $14,822
Apr-03           $15,846               $16,963                $15,200
Oct-03           $15,864               $17,088                $15,299
Apr-04           $15,990               $17,293                $15,411
Oct-04           $16,459               $17,919                $15,647
Oct-05           $16,533               $18,077                $15,772
Oct-06           $17,278               $19,002                $16,408

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Bond funds have the same interest rate, high yield and credit risks associated with the underlying bonds in the portfolio, all of which could reduce the Fund's value. As interest rates rise, the value of the Fund can decline and an investor can lose principal.

      RETURNS FOR PERIOD ENDED 10/31/06

      Average Annual Total Returns - Class N
      --------------------------------------
      One Year                    4.25%
      Five Year                    N/A
      Ten Year                     N/A
      Since Inception             1.99%
      --------------------------------------
      Inception Date 06/30/03

      Average Annual Total Returns - Class I
      --------------------------------------
      One Year                    4.51%
      Five Year                   3.44%
      Ten Year                    5.06%
      --------------------------------------
      Inception Date 10/23/95

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


| 18

Aston Funds

ABN AMRO HIGH YIELD BOND FUND

PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2006

--------------------------------------------------------------------------------
                                  Todd J. Youngberg, CFA & Charles Ullerich, CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2006?

A. For the twelve-month period that ended October 31, 2006, ABN AMRO High Yield Bond Fund, Class N and Class I, returned 6.63% and 6.90%, respectively. By comparison, the Fund's peer group, the Morningstar (R) High Yield Bond Category, returned 9.28%, while the Fund's benchmark, the Merrill Lynch U.S. High Yield Master II Constrained Index, returned 9.78%.

Q.    Can you describe the investment environment?

A. The high-yield bond market posted decent returns for the twelve-month period and significantly outpaced the investment-grade market during that span. The market gradually gained momentum from the beginning of the period through the second calendar quarter of 2006, buoyed by strong investor demand for high-yield bonds, the rebound of the automobile and air transportation sectors, the reduced sensitivity of high-yield bonds to interest rates relative to investment-grade bonds and low default rates among high-yield issuers. After that, the high-yield market declined modestly following equity market weakness and growing inflation concerns. Beginning in late summer, however, the high-yield market rebounded in response to positive news from the auto sector, resurgent investor demand and the decisions by the Fed to pause in its cycle of interest rate hikes.

Q.    What factors influenced the Fund's performance during the past year?

A. Our long-held preference for the higher-quality tiers of the high-yield market worked against us during the period. History has shown that securities at the high end of this marketplace--those rated BB--provide better upside potential and limit downside volatility over the long haul. But during the past twelve months, it was the more speculative, lowest-quality securities--those rated CCC--that performed best. BB-rated securities are more interest rate sensitive and, as a result, dramatically underperformed CCC when rates were on the rise from November 2005 through June 2006. And while investor demand for BB-rated securities was strong enough during the year, it never rivaled investors' seemingly insatiable appetite for riskier segments of the market. It also follows that our preference for higher-quality securities led us to overweight various industry sectors--including commodities, basic industries, energy and electric utilities that underperformed the market as a whole.

      On the flip side, we benefited from advantageous security selection across a number of sectors. Our holdings in Ford Motor Credit and General Motors Acceptance Corporation., the financing arms of those respective auto makers, performed well in response to investors' lessened pessimism over the U.S. auto industry's ability to turn itself around. Also aiding the Fund's performance were the strong late-2005 gains posted by Charter Communications, which benefited from its success in the digital telephony market place. Wireline companies Quest Communications and Citizens Communications also fared well, helped by improvements in their financial conditions. Our holdings in pharmaceuticals service company Quintiles performed well because the company tendered the bonds at a very attractive price.

Q.    What is your outlook?

A. Against a backdrop of slowing economic conditions, we believe that the default rate will rise over the next twelve months, although we expect it to remain below historical averages. That said, if defaults do tick higher, we could see a re-pricing of risk, whereby the most speculative credits in the marketplace will need to offer higher yields in order to compensate investors for their added credit risk. We plan to adhere to our focus on high-quality bonds and are mindful that diligent credit analysis will be the key to outperformance in the coming year.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                    Merrill Lynch
              ABN AMRO High        U.S. High Yield         Morningstar(R)
                Yield Bond            Master II              High Yield
                   Fund           Constrained Index        Bond Category
              -------------       -----------------        --------------
Jun-03           $10,000               $10,000                $10,000
Jul-03           $ 9,851               $ 9,864                $ 9,899
Oct-03           $10,367               $10,474                $10,462
Apr-04           $10,802               $11,034                $10,992
Oct-04           $11,431               $11,750                $11,617
Apr-05           $11,309               $11,750                $11,595
Oct-05           $11,760               $12,209                $12,001
Oct-06           $12,539               $12,899                $13,114

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

The Fund will invest in lower-rated securities commonly known as "junk bonds". Therefore, investors should carefully consider their ability to assume the risks of owning shares of a fund that invests in these type of securities. The Fund is subject to interest rate risk. The value of the Fund may decline as interest rates rise.

      RETURNS FOR PERIOD ENDED 10/31/06

      Average Annual Total Returns - Class N
      --------------------------------------
      One Year                    6.63%
      Five Year                    N/A
      Since Inception             7.02%
      --------------------------------------
      Inception Date 06/30/03

      Average Annual Total Returns - Class I
      --------------------------------------
      One Year                    6.90%
      Five Year                    N/A
      Since Inception             7.28%
      --------------------------------------
      Inception Date 06/30/03

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


                                                                            | 19

Aston Funds

MCDONNELL MUNICIPAL BOND FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2006

--------------------------------------------------------------------------------
                                                                    Steve Haldi*

Q. How did the Fund perform during the twelve-month period ended October 31, 2006?

A. For the twelve-month period that ended October 31, 2006, McDonnell Municipal Bond Fund, Class N, returned 4.43%. By comparison, the Fund's peer group, the Morningstar (R) Municipal National Intermediate Category, returned 4.51%, while the Fund's benchmark, the Lehman Brothers Municipal Five-Year General Obligations Bond Index, returned 3.88%.

Q.    How would you describe the municipal bond investment environment?

A. Municipals turned in solid gains and were one of the best-performing investment-grade fixed-income asset classes for the twelve-month period, spurred by a strong late-period rally and growing investor demand. From the onset of the period through June 2006, muni bond prices came under pressure as the Fed raised short-term interest rates, actions intended to stave off inflation. By June 2006, however, prices began to rebound amid the growing sense that the Fed would pause in its rate hike campaign. That's exactly what happened: the central bank left rates unchanged at its August, September and October Open Market Committee meetings. Demand for munis was strong during the period, bolstered by individual investors seeking out munis' attractive after-tax yields and by institutional investors - including non-traditional investors such as hedge funds. They were attracted by the fact that long-term rates for munis remained higher than short rates, even as long-term Treasury bonds yielded less than short-term Treasuries. That gave investors the opportunity to lock in good long-term yields. Additionally, some high-quality munis offered yields that rivaled non-investment grade corporate bonds after taxes, even though municipals historically have much lower default rates than corporate bonds.

Q.    How did you position the Fund during the past year?

A. We maintained a well-diversified portfolio, both geographically and in terms of sectors. Our holdings were made up of a mix of generation obligation bonds (GOs)--those backed by income, sales and other taxes--and revenue bonds--which are backed by items such as user fees. Within the GO sector, we had significant weightings in bonds issued by states and local governments. In the revenue sector, we emphasized bonds issued by entities that provide essential services such as water and sewer, education and transportation. Our holdings in revenue bonds generally performed better during the period than our holdings in GOs. Within the revenue segment, we saw particularly good returns from our education and transportation holdings. On balance over the year, we benefited from our "barbell" positioning, whereby we had an underweight position relative to the Fund's benchmark index in intermediate-maturity bonds, and placed heavier exposures in shorter- and longer-term bonds. This strategy worked in our favor as longer-dated securities outperformed.

Q.    What is your outlook?

A. We believe that interest rates are likely to remain stable over the short term, and that the Fed's next move--probably sometime in the second half of 2006--will be a rate cut. Going forward, we're likely to keep the fund positioned defensively, emphasizing higher-quality bonds because lower-quality securities currently aren't paying enough in the way of incremental yield to justify their additional credit risk.

* Mr. Haldi managed the Fund through the financial period covered in this report. Beginning on December 1, 2006, McDonnell Investment Management, LLC assumed day-to-day management of the Fund.

--------------------------------------------------------------------------------

                            GROWTH OF A HYPOTHETICAL
                           $10,000 INVESTMENT--CLASS N

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                   Lehman Brothers
                                      Municipal            Morningstar(R)
                                      Five-Year              Municipal
                McDonnell              General                National
                Municipal            Obligations            Intermediate
                Bond Fund             Bond Index              Category
                ---------          ---------------         --------------
Dec-93           $10,000               $10,000                $10,000
Oct-94           $ 9,808               $ 9,838                $ 9,766
Oct-95           $10,719               $10,855                $10,934
Oct-96           $11,103               $11,368                $11,441
Oct-97           $11,673               $12,107                $12,240
Oct-98           $12,393               $12,897                $13,075
Oct-99           $12,173               $13,040                $12,786
Oct-00           $13,062               $13,792                $13,635
Oct-01           $14,380               $15,142                $14,914
Oct-02           $15,145               $16,033                $15,631
Oct-03           $15,819               $16,876                $16,298
Oct-04           $16,428               $17,431                $16,986
Oct-05           $16,523               $17,513                $17,126
Oct-06           $17,255               $18,193                $17,898

All dividends and capital gains are reinvested. Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the chart and table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

Interest income is generally exempt from federal taxes but may be subject to state and local taxes. For some investors, interest income may be subject to the federal Alternative Minimum Tax. Fixed income funds are subject to interest rate risk. As interest rates rise, the value of the fund can decline.

      RETURNS FOR PERIOD ENDED 10/31/06

      Average Annual Total Returns - Class N
      --------------------------------------
      One Year                    4.43%
      Five Year                   3.71%
      Ten Year                    4.51%
      --------------------------------------
      Inception Date 12/13/93

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

THE FUND'S INVESTMENT ADVISER IS VOLUNTARILY WAIVING FEES OR REIMBURSING EXPENSES. THESE SUBSIDIES MAY END AT ANY TIME AND THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES HAD NOT BEEN IN EFFECT.

--------------------------------------------------------------------------------


| 20

Aston Funds

ABN AMRO INVESTOR MONEY MARKET FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2006

--------------------------------------------------------------------------------
                                                        William R. Anderson, CFA

Q. How did the Fund perform during the twelve-month period ended October 31, 2006?

A. For the twelve-month period that ended October 31, 2006, ABN AMRO Investor Money Market Fund, Class N returned 4.30%. By comparison, the Fund's benchmark, the iMoneyNet First Tier Retail Average, returned 4.08%. The Fund's peer group, the Lipper Money Market Funds Index, returned 4.30%.

Q.    What was the investment environment like during the twelve-month period?

A. From November 2005 through June 2006, the environment was characterized by generally predictable interest rate hikes that were well communicated to the marketplace. The FOMC raised its target interest rate by one-quarter of a percentage point on each of six separate occasions during that time span, bringing the benchmark Fed funds rate to 5.25% at its June 29 meeting. In the ensuing months, the interest rate outlook became much less clear as investors tried to anticipate the Fed's response to slowing economic growth accompanied by uncomfortably high inflation. The Fed held interest rates steady at its August, September and October meetings and most investors now feel comfortable that rates will be on hold for at least six months.

Q.    What was your strategy?

A. For most of the year, our strategy was to capitalize on expected rate hikes by managing our cash flow and maturities around FOMC meeting dates. This strategy provided flexibility and liquidity to reinvest at higher levels and improve yields in a rising rate environment. As interest rates approached neutral levels and the Fed refrained from further monetary action, we altered our strategy by extending the portfolio's maturity to lock in current yields and protect against the potential interest rate declines.

Q.    What is your outlook?

A. At this point, we believe that the Fed's next move will be to lower interest rates, but we do not foresee any action on this front until at least the second quarter of 2007. Given this outlook, we expect to invest primarily to optimize yields, with a secondary consideration for the timing of that rate hike. As always, we will monitor the market environment and adjust our strategy accordingly.

--------------------------------------------------------------------------------

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

------------------------------------------
          7-DAY AVERAGE YIELD

Class N Shares                   4.75%
------------------------------------------

THE YIELD QUOTATION MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE FUND THAN THE TOTAL RETURN QUOTATION.

RETURNS FOR PERIOD ENDED 10/31/06

Average Annual Total Returns - Class N
--------------------------------------
                One     Five     Ten
               Year     Year     Year

Fund           4.30%    1.89%   3.48%
iMoneyNet*     4.08%    1.70%   3.29%
Lipper**       4.30%    1.87%   3.45%
--------------------------------------
Inception Date 12/14/93

*     IMONEYNET FIRST TIER RETAIL AVERAGE

**    LIPPER MONEY MARKET FUNDS INDEX

Indexes are unmanaged and do not take into account fees, expenses or other costs.

Returns shown in the table do not reflect taxes that a shareholder would pay on Fund distributions or on the sale of the Fund shares.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

--------------------------------------------------------------------------------


                                                                            | 21

Aston Funds

RIVER ROAD DYNAMIC EQUITY INCOME FUND                           OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

FINANCE                                              27%
OTHER COMMON STOCKS                                  15%
ENERGY                                               15%
REAL ESTATE INVESTMENT TRUSTS                        14%
CONSUMER NON-CYLICALS                                 8%
INDUSTRIAL                                            8%
CONSUMER CYCLICALS                                    6%
CLOSED-END FUNDS                                      3%
FOREIGN COMMON STOCKS AND PREFERRED STOCKS            2%
CASH AND OTHER NET ASSETS                             2%

% OF TOTAL NET ASSETS

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------
COMMON STOCKS - 92.29%

                  BASIC MATERIALS - 4.19%
          9,450   Compass Minerals International ..........      $      292,477
          3,375   Nucor ...................................             197,134
          9,250   RPM International .......................             177,138
                                                                 --------------
                                                                        666,749
                                                                 --------------
                  COMMUNICATIONS - 4.13%
         17,350   Citizens Communications .................             254,351
          5,900   Verizon Communications ..................             218,300
         13,455   Windstream ..............................             184,603
                                                                 --------------
                                                                        657,254
                                                                 --------------
                  CONSUMER CYCLICALS - 6.37%
          3,315   Bandag ..................................             145,495
         12,375   Centerplate IDS .........................             212,108
          4,850   Dow Jones ...............................             170,187
         11,075   Signet Group, SP ADR ....................             254,503
          3,025   VF ......................................             229,930
                                                                 --------------
                                                                      1,012,223
                                                                 --------------
                  CONSUMER NON-CYCLICALS - 8.24%
          3,000   Anheuser-Busch ..........................             142,260
         16,500   Coinmach Service ........................             291,225
          4,425   Diageo, SP ADR ..........................             329,530
         11,950   Industrias Bachoco, SP ADR ..............             248,201
          3,375   Kraft Foods, Class A ....................             116,100
          4,525   Lancaster Colony ........................             183,489
                                                                 --------------
                                                                      1,310,805
                                                                 --------------
                  ENERGY - 14.53%
          6,000   Buckeye Partners (a) ....................             274,800
          4,875   Chevron Texaco ..........................             327,600
          3,075   Enerplus Resources Fund .................             166,972
          4,900   Eni, SP ADR .............................             297,479
          6,000   Magellan Midstream Partners (a) .........             234,540
          1,500   Marathon Oil ............................             129,600
          3,305   Penn West Energy Trust ..................             124,004
            900   PetroChina, ADR .........................              99,351
          2,325   San Juan Basin Royalty Trust ............              86,374
          5,425   Sunoco Logistics Partners (a) ...........             253,022

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------

                  ENERGY (CONTINUED)
          6,700   TC Pipelines (a) ........................      $      214,869
          1,880   Valero (a) ..............................             100,768
                                                                 --------------
                                                                      2,309,379
                                                                 --------------
                  FINANCE - 26.74%
          5,575   Allied Irish Banks, SP ADR ..............             304,618
          4,520   Allstate ................................             277,347
          4,675   American Capital Strategies .............             201,773
          5,975   Associated Banc-Corp ....................             196,219
          9,685   Astoria Financial .......................             280,962
          6,025   Bank of America .........................             324,567
          7,100   Barclays, SP ADR ........................             385,601
          3,700   Cincinnati Financial ....................             168,905
          5,950   Citigroup ...............................             298,452
          3,025   Erie Indemnity, Class A .................             153,216
          4,850   First Horizon National ..................             190,702
          7,515   Gallagher (Arthur J.) ...................             209,293
         18,675   Medallion Financial .....................             223,166
          3,545   Municipal Mortgage & Equity .............              98,303
          5,275   National City ...........................             196,494
          5,275   NGP Capital Resources ...................              81,763
          6,750   U.S. Bancorp ............................             228,420
          3,350   Unitrin .................................             143,815
          5,750   Wells Fargo .............................             208,667
          1,710   Zenith National Insurance ...............              79,549
                                                                 --------------
                                                                      4,251,832
                                                                 --------------
                  HEALTH CARE - 1.43%
          3,375   Johnson & Johnson .......................             227,475
                                                                 --------------
                  INDUSTRIAL - 8.33%
          9,000   General Electric ........................             315,990
          5,200   Macquarie Infrastructure ................             155,116
          4,525   Sonoco Products .........................             160,547
         41,575   Synagro Technologies ....................             179,604
          3,125   3M ......................................             246,375
          7,125   Waste Management ........................             267,045
                                                                 --------------
                                                                      1,324,677
                                                                 --------------
                  REAL ESTATE INVESTMENT TRUSTS - 13.72%
         10,523   CapitalSource ...........................             291,908
         10,875   Equity Inns .............................             182,483
          7,725   First Industrial Realty Trust ...........             355,118
          5,575   Getty Realty ............................             178,400
          5,650   Health Care REIT ........................             233,232
          4,500   Hospitality Properties Trust ............             218,070
         10,475   Host Marriott ...........................             241,553
          8,575   National Retail Properties ..............             192,680
         10,925   Realty Income ...........................             288,420
                                                                 --------------
                                                                      2,181,864
                                                                 --------------
                  TECHNOLOGY - 0.90%
         10,525   United Online ...........................             142,298
                                                                 --------------
                  UTILITIES - 3.71%
          9,050   Duke Energy .............................             286,342
          1,350   Progress Energy .........................              62,100
          6,625   Southern ................................             241,150
                                                                 --------------
                                                                        589,592
                                                                 --------------
                  TOTAL COMMON STOCKS
                    (Cost $13,638,915) ....................          14,674,148
                                                                 --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 22

Aston Funds

RIVER ROAD DYNAMIC EQUITY INCOME FUND                           OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------
CLOSED-END FUNDS - 3.44%

                  FINANCE - 3.44%
         12,675   Calamos Strategic Total Return
                    Fund ..................................      $      188,984
         10,125   First Trust/Four Corners Senior
                    Floating Rate Income Fund II ..........             181,643
          9,375   PIMCO Floating Rate Strategy Fund .......             176,250
                                                                 --------------
                  TOTAL CLOSED-END FUNDS
                    (Cost $538,552) .......................             546,877
                                                                 --------------

PREFERRED STOCKS - 1.20%

                  FINANCE - 1.20%
            423   Alleghany ...............................             125,155
          2,300   Wachovia, Series A ......................              65,136
                                                                 --------------
                  TOTAL PREFERRED STOCKS
                    (Cost $184,395)........................             190,291
                                                                 --------------

FOREIGN COMMON STOCKS - 0.83%

                  CANADA - 0.83%
          1,500   Penn West Energy Trust ..................              56,383
          2,650   BCE .....................................              74,807
                                                                 --------------
                  TOTAL FOREIGN COMMON STOCKS
                    (Cost $121,875)........................             131,190
                                                                 --------------

INVESTMENT COMPANIES - 6.29%

        357,162   BlackRock Liquidity Funds
                    TempCash Portfolio ....................             145,823
        854,534   BlackRock Liquidity Funds
                    TempFund Portfolio ....................             854,534
                                                                 --------------
                  TOTAL INVESTMENT COMPANIES
                    (Cost $1,000,357) .....................           1,000,357
                                                                 --------------
TOTAL INVESTMENTS - 104.05%
   (Cost $15,484,094)* ....................................          16,542,863
                                                                 --------------
NET OTHER ASSETS AND LIABILITIES - (4.05)% ................            (643,534)
                                                                 --------------
NET ASSETS - 100.00% ......................................      $   15,899,329
                                                                 ==============

___________________________
     *    Aggregate cost for Federal income tax purposes is $15,659,254.

   Gross unrealized appreciation ..........................      $    1,128,771
   Gross unrealized depreciation ..........................             (33,823)
                                                                 --------------
   Net unrealized appreciation ............................      $    1,094,948
                                                                 ==============

   (a)    Limited Partnership
   ADR    American Depositary Receipt
   IDS    Income Deposit Security
  REIT    Real Estate Investment Trust
SP ADR    Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 23

Aston Funds

ABN AMRO GROWTH FUND                                            OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

OTHER COMMON STOCKS                                  25%
TECHNOLOGY                                           15%
FINANCE                                              15%
RETAIL                                               13%
CAPITAL GOODS                                         8%
BIOTECHNOLOGY                                         8%
MEDICAL PRODUCTS AND SUPPLIES                         5%
INSURANCE                                             5%
CONSUMER CYCLICALS                                    4%
CASH AND OTHER NET ASSETS                             2%

% OF TOTAL NET ASSETS

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------
COMMON STOCKS - 97.99%

                  ADVERTISING - 2.11%
        188,957   Omnicom Group ...........................      $   19,169,688
                                                                 --------------
                  BIOTECHNOLOGY - 7.62%
        451,425   Amgen * .................................          34,267,672
        507,930   Gilead Sciences * .......................          34,996,377
                                                                 --------------
                                                                     69,264,049
                                                                 --------------
                  CAPITAL GOODS - 7.63%
        357,358   Dover ...................................          16,974,505
        691,244   Illinois Tool Works .....................          33,131,325
        310,350   Rockwell Automation .....................          19,241,700
                                                                 --------------
                                                                     69,347,530
                                                                 --------------
                  CHEMICALS - 2.91%
        438,330   Praxair .................................          26,409,382
                                                                 --------------
                  COMMERCIAL SERVICES - 3.86%
        455,349   Cintas ..................................          18,851,449
        357,807   Ecolab ..................................          16,226,547
                                                                 --------------
                                                                     35,077,996
                                                                 --------------
                  CONSUMER CYCLICALS - 4.46%
        243,272   Harley-Davidson .........................          16,695,757
        292,551   Johnson Controls ........................          23,854,609
                                                                 --------------
                                                                     40,550,366
                                                                 --------------
                  ELECTRICAL - 3.40%
        880,098   General Electric ........................          30,900,241
                                                                 --------------
                  FINANCE - 14.64%
        449,360   CIT Group ...............................          23,389,188
        686,187   Fifth Third Bancorp .....................          27,344,552
        536,586   SLM .....................................          26,121,006
        341,724   State Street ............................          21,948,933
        302,790   T. Rowe Price Group .....................          14,324,995
        358,080   Wachovia ................................          19,873,440
                                                                 --------------
                                                                    133,002,114
                                                                 --------------

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------

                  FOOD AND BEVERAGES - 3.20%
        832,306   Sysco ...................................      $   29,114,064
                                                                 --------------
                  HEALTH CARE SERVICES - 2.20%
        313,745   Express Scripts * .......................          19,991,831
                                                                 --------------
                  INSURANCE - 5.44%
        476,129   AFLAC ...................................          21,387,715
        417,442   American International Group ............          28,039,579
                                                                 --------------
                                                                     49,427,294
                                                                 --------------
                  MEDICAL PRODUCTS AND SUPPLIES - 5.09%
        203,540   Alcon ...................................          21,591,523
        349,153   Medtronic ...............................          16,996,768
        223,010   St. Jude Medical * ......................           7,660,394
                                                                 --------------
                                                                     46,248,685
                                                                 --------------
                  OIL AND GAS EXTRACTION - 1.91%
        242,470   Exxon Mobil .............................          17,317,207
                                                                 --------------
                  PHARMACEUTICALS - 1.42%
        484,014   Pfizer ..................................          12,898,973
                                                                 --------------
                  RETAIL - 13.30%
        564,020   Chico's FAS * ...........................          13,496,999
        507,588   Kohl's * ................................          35,835,713
        658,490   Starbucks * .............................          24,857,997
        635,893   TJX .....................................          18,409,102
        646,013   Walgreen ................................          28,217,848
                                                                 --------------
                                                                    120,817,659
                                                                 --------------
                  TECHNOLOGY - 14.91%
        783,180   Dell * ..................................          19,054,769
        647,945   Electronic Arts * .......................          34,269,811
        251,080   Linear Technology .......................           7,813,610
      1,070,466   Microsoft ...............................          30,733,079
      1,134,189   Texas Instruments .......................          34,229,824
        366,990   Xilinx ..................................           9,361,915
                                                                 --------------
                                                                    135,463,008
                                                                 --------------
                  TELECOMMUNICATIONS EQUIPMENT - 2.67%
        666,387   QUALCOMM ................................          24,249,823
                                                                 --------------
                  TRANSPORTATION - 1.22%
        734,328   Southwest Airlines ......................          11,036,950
                                                                 --------------
                  TOTAL COMMON STOCKS
                    (Cost $789,188,255) ...................         890,286,860
                                                                 --------------

INVESTMENT COMPANY - 1.66%

     15,106,948   BlackRock Liquidity Funds
                    TempCash Portfolio ....................          15,106,948
                                                                 --------------
                  TOTAL INVESTMENT COMPANY
                    (Cost $15,106,948) ....................          15,106,948
                                                                 --------------
TOTAL INVESTMENTS - 99.65%
   (Cost $804,295,203)** ..................................         905,393,808
                                                                 --------------
NET OTHER ASSETS AND LIABILITIES - 0.35% ..................           3,134,502
                                                                 --------------
NET ASSETS - 100.00% ......................................      $  908,528,310
                                                                 ==============

___________________________
  *   Non-income producing security.

 **   Aggregate cost for Federal income tax purposes is $811,028,708.

      Gross unrealized appreciation .......................      $  118,836,952
      Gross unrealized depreciation .......................         (24,471,852)
                                                                 --------------
      Net unrealized appreciation .........................      $   94,365,100
                                                                 ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 24

Aston Funds

MONTAG & CALDWELL GROWTH FUND                                   OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

OTHER COMMON STOCKS                                  30%
OIL AND GAS EXTRACTION                               14%
TECHNOLOGY                                           11%
RETAIL                                               11%
CONSUMER STAPLES                                      9%
FINANCE                                               7%
PHARMACEUTICALS                                       7%
COMMUNICATIONS                                        5%
BIOTECHNOLOGY                                         5%
CASH AND OTHER NET ASSETS                             1%

% OF TOTAL NET ASSETS

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------
COMMON STOCKS - 98.68%

                  BIOTECHNOLOGY - 5.40%
        447,000   Amgen * .................................      $   33,931,770
        950,100   Genentech * .............................          79,143,330
                                                                 --------------
                                                                    113,075,100
                                                                 --------------
                  CAPITAL GOODS - 3.44%
        417,000   3M ......................................          32,876,280
        300,000   Caterpillar .............................          18,213,000
        247,600   Emerson Electric ........................          20,897,440
                                                                 --------------
                                                                     71,986,720
                                                                 --------------
                  COMMERCIAL SERVICES - 3.56%
      1,887,400   Paychex .................................          74,514,552
                                                                 --------------
                  COMMUNICATIONS - 5.17%
        175,300   Google, Class A * .......................          83,511,167
        385,700   McGraw-Hill .............................          24,750,369
                                                                 --------------
                                                                    108,261,536
                                                                 --------------
                  CONSUMER STAPLES - 8.87%
      1,080,300   Colgate-Palmolive .......................          69,106,791
        369,700   Estee Lauder, Class A ...................          14,932,183
      1,602,077   Procter & Gamble ........................         101,555,661
                                                                 --------------
                                                                    185,594,635
                                                                 --------------
                  ELECTRICAL - 4.60%
      2,742,300   General Electric ........................          96,282,153
                                                                 --------------
                  FINANCE - 6.54%
      1,188,500   American Express ........................          68,707,185
        780,700   Merrill Lynch ...........................          68,248,794
                                                                 --------------
                                                                    136,955,979
                                                                 --------------
                  FOOD AND BEVERAGES - 5.61%
        699,200   Coca-Cola ...............................          32,666,624
      1,337,200   PepsiCo .................................          84,831,968
                                                                 --------------
                                                                    117,498,592
                                                                 --------------

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------

                  INSURANCE - 2.99%
        932,900   American International Group ............      $   62,662,893
                                                                 --------------
                  MEDICAL PRODUCTS AND SUPPLIES - 3.58%
      1,432,900   Stryker .................................          74,926,341
                                                                 --------------
                  OIL AND GAS EXTRACTION - 14.21%
      1,010,700   Baker Hughes ............................          69,788,835
      2,684,100   Halliburton .............................          86,830,635
        842,500   Occidental Petroleum ....................          39,546,950
      1,607,600   Schlumberger ............................         101,407,408
                                                                 --------------
                                                                    297,573,828
                                                                 --------------
                  PHARMACEUTICALS - 7.15%
        624,900   Abbott Laboratories .....................          29,688,999
      1,126,600   Caremark Rx .............................          55,462,518
      1,153,600   Eli Lilly ...............................          64,613,136
                                                                 --------------
                                                                    149,764,653
                                                                 --------------
                  RESTAURANTS - 2.29%
      1,143,800   McDonald's ..............................          47,948,096
                                                                 --------------
                  RETAIL - 11.08%
      1,063,500   Costco Wholesale ........................          56,769,630
        439,900   Kohl's * ................................          31,056,940
      2,046,900   Starbucks * .............................          77,270,475
      1,529,500   Walgreen ................................          66,808,560
                                                                 --------------
                                                                    231,905,605
                                                                 --------------
                  TECHNOLOGY - 10.99%
        803,900   Apple Computer * ........................          65,180,212
      2,157,200   Hewlett-Packard .........................          83,569,928
        691,600   Research In Motion * ....................          81,249,168
                                                                 --------------
                                                                    229,999,308
                                                                 --------------
                  TELECOMMUNICATIONS EQUIPMENT - 3.20%
      1,840,000   QUALCOMM ................................          66,957,600
                                                                 --------------
                  TOTAL COMMON STOCKS
                    (Cost $1,761,452,372) .................       2,065,907,591
                                                                 --------------

INVESTMENT COMPANY - 1.47%

     30,811,771   BlackRock Liquidity Funds
                    TempCash Portfolio ....................          30,811,771
                                                                 --------------
                  TOTAL INVESTMENT COMPANY
                    (Cost $30,811,771) ....................          30,811,771
                                                                 --------------
TOTAL INVESTMENTS - 100.15%
   (Cost $1,792,264,143)** ................................       2,096,719,362
                                                                 --------------
NET OTHER ASSETS AND LIABILITIES - (0.15)% ................          (3,243,439)
                                                                 --------------
NET ASSETS - 100.00% ......................................      $2,093,475,923
                                                                 ==============

___________________________
  *   Non-income producing security.

 **   Aggregate cost for Federal income tax purposes is $1,801,250,056.

      Gross unrealized appreciation .......................      $  319,365,074
      Gross unrealized depreciation .......................         (23,895,768)
                                                                 --------------
      Net unrealized appreciation .........................      $  295,469,306
                                                                 ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 25

Aston Funds

TAMRO LARGE CAP VALUE FUND                                      OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

OTHER COMMON STOCKS                                  27%
FINANCE                                              20%
TECHNOLOGY                                           12%
FOOD AND BEVERAGES                                   11%
OIL AND GAS EXTRACTION                                9%
RETAIL                                                5%
CHEMICALS                                             5%
PHARMACEUTICALS                                       4%
TRANSPORTATION                                        4%
CASH AND OTHER NET ASSETS                             3%

% OF TOTAL NET ASSETS

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------
COMMON STOCKS - 96.72%

                  BASIC MATERIALS - 2.18%
         11,967   Alcoa ...................................      $      345,966
                                                                 --------------
                  BIOTECHNOLOGY - 1.70%
          8,400   MedImmune * .............................             269,136
                                                                 --------------
                  CAPITAL GOODS - 2.42%
          7,700   Raytheon ................................             384,615
                                                                 --------------
                  CHEMICALS - 4.46%
          7,480   Dow Chemical ............................             305,109
          8,781   duPont (E. I.) de Nemours ...............             402,170
                                                                 --------------
                                                                        707,279
                                                                 --------------
                  COMMERCIAL SERVICES - 2.03%
          7,790   Cintas ..................................             322,506
                                                                 --------------
                  COMMUNICATIONS - 3.45%
         13,455   Comcast, Class A * ......................             547,215
                                                                 --------------
                  CONSUMER CYCLICALS - 3.55%
          9,290   eBay * ..................................             298,487
          6,459   SONY, SP ADR ............................             264,690
                                                                 --------------
                                                                        563,177
                                                                 --------------
                  CONSUMER STAPLES - 1.82%
          4,570   Avery Dennison ..........................             288,550
                                                                 --------------
                  FINANCE - 19.85%
            178   Berkshire Hathaway, Class B * ...........             625,670
          4,390   Capital One Financial ...................             348,259
          6,395   Citigroup ...............................             320,773
          5,640   Freddie Mac .............................             389,104
          2,320   Goldman Sachs Group .....................             440,313
          7,612   JPMorgan Chase ..........................             361,113
          3,570   Legg Mason ..............................             321,371
          9,430   Wells Fargo .............................             342,215
                                                                 --------------
                                                                      3,148,818
                                                                 --------------

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------

                  FOOD AND BEVERAGES - 11.35%
          6,840   Anheuser-Busch ..........................      $      324,353
          7,126   Coca-Cola ...............................             332,927
          9,520   Koninklijke Ahold, SP ADR * .............             100,245
         17,720   Kroger ..................................             398,523
          4,690   PepsiCo .................................             297,534
         20,280   Sara Lee ................................             346,788
                                                                 --------------
                                                                      1,800,370
                                                                 --------------
                  HEALTH CARE SERVICES - 0.87%
          2,820   UnitedHealth Group ......................             137,560
                                                                 --------------
                  INSURANCE - 2.50%
          5,900   American International Group ............             396,303
                                                                 --------------
                  MEDICAL PRODUCTS AND SUPPLIES - 2.47%
          5,810   Johnson & Johnson .......................             391,594
                                                                 --------------
                  OIL AND GAS EXTRACTION - 8.72%
          4,990   Anadarko Petroleum ......................             231,636
          2,661   BP, SP ADR ..............................             178,553
          3,414   Chevron Texaco ..........................             229,421
          3,529   Exxon Mobil .............................             252,041
          2,844   Schlumberger ............................             179,399
          1,660   Transocean * ............................             120,416
          4,110   XTO Energy ..............................             191,773
                                                                 --------------
                                                                      1,383,239
                                                                 --------------
                  PHARMACEUTICALS - 3.84%
         11,210   Pfizer ..................................             298,747
          9,430   Teva Pharmaceutical Industries,
                    SP ADR ................................             310,907
                                                                 --------------
                                                                        609,654
                                                                 --------------
                  RESTAURANTS - 2.22%
          8,389   McDonald's ..............................             351,667
                                                                 --------------
                  RETAIL - 5.10%
         12,360   Home Depot ..............................             461,399
          7,060   Wal-Mart Stores .........................             347,917
                                                                 --------------
                                                                        809,316
                                                                 --------------
                  TECHNOLOGY - 11.82%
         15,570   Applied Materials .......................             270,762
         18,200   Cisco Systems * .........................             439,166
         14,240   Dell * ..................................             346,459
         19,450   EMC * ...................................             238,262
         20,250   Microsoft ...............................             581,377
                                                                 --------------
                                                                      1,876,026
                                                                 --------------
                  TRANSPORTATION - 3.82%
         20,030   Southwest Airlines ......................             301,051
          4,050   United Parcel Service, Class B ..........             305,167
                                                                 --------------
                                                                        606,218
                                                                 --------------
                  UTILITIES - 2.55%
         18,400   AES * ...................................             404,616
                                                                 --------------
                  TOTAL COMMON STOCKS
                    (Cost $12,706,765) ....................          15,343,825
                                                                 --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 26

Aston Funds

TAMRO LARGE CAP VALUE FUND                                      OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------

INVESTMENT COMPANY - 2.67%

        423,571   BlackRock Liquidity Funds
                    TempCash Portfolio ....................      $      423,571
                                                                 --------------
                  TOTAL INVESTMENT COMPANY
                    (Cost $423,571) .......................             423,571
                                                                 --------------
TOTAL INVESTMENTS - 99.39%
   (Cost $13,130,336)** ...................................          15,767,396
                                                                 --------------
NET OTHER ASSETS AND LIABILITIES - 0.61% ..................              96,273
                                                                 --------------
NET ASSETS - 100.00% ......................................      $   15,863,669
                                                                 ==============

___________________________
     *   Non-income producing security.

    **   Aggregate cost for Federal income tax purposes is $13,184,068.

    Gross unrealized appreciation .........................      $    2,720,185
    Gross unrealized depreciation .........................            (136,857)
                                                                 --------------
    Net unrealized appreciation ...........................      $    2,583,328
                                                                 ==============

SP ADR    Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 27

Aston Funds

VALUE FUND                                                      OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

FINANCE                                              23%
OTHER COMMON STOCKS                                  19%
CAPITAL GOODS                                        13%
OIL AND GAS EXTRACTION                               12%
INSURANCE                                            10%
PHARMACEUTICALS                                       7%
BASIC MATERIALS                                       6%
UTILITIES                                             5%
TECHNOLOGY                                            4%
CASH AND OTHER NET ASSETS                             1%

% OF TOTAL NET ASSETS

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------
COMMON STOCKS - 99.05%

                  BASIC MATERIALS - 6.23%
         39,050   Air Products & Chemicals ................      $    2,720,614
         21,300   Bowater .................................             445,383
         63,720   Dow Chemical ............................           2,599,139
         49,820   International Paper .....................           1,661,497
         41,000   Nalco Holding * .........................             829,430
         67,460   PPG Industries ..........................           4,614,264
         36,860   Praxair .................................           2,220,815
         36,000   Sherwin-Williams ........................           2,132,280
         60,490   Smurfit-Stone Container * ...............             644,823
        124,550   Syngenta, ADR ...........................           4,014,246
                                                                 --------------
                                                                     21,882,491
                                                                 --------------
                  CAPITAL GOODS - 13.16%
         15,450   Cooper Industries .......................           1,382,003
         95,920   Deere ...................................           8,165,670
         32,480   Grainger (W.W.) .........................           2,363,894
         14,780   Illinois Tool Works .....................             708,405
        146,930   Lockheed Martin .........................          12,772,625
        235,570   Masco ...................................           6,513,511
        113,050   Northrop Grumman ........................           7,505,389
         23,950   Rockwell Automation .....................           1,484,900
         81,750   United Technologies .....................           5,372,610
                                                                 --------------
                                                                     46,269,007
                                                                 --------------
                  COMMUNICATIONS - 3.70%
         34,907   Embarq ..................................           1,687,754
        269,500   Sprint Nextel ...........................           5,036,955
         12,900   Telus, Non-Voting Shares ................             739,944
         57,710   Verizon Communications ..................           2,135,270
        131,212   Vodafone Group, SP ADR ..................           3,391,830
                                                                 --------------
                                                                     12,991,753
                                                                 --------------
                  CONSUMER CYCLICALS - 2.44%
         41,830   Disney, Walt ............................           1,315,972
         60,180   Hasbro ..................................           1,559,866
         19,190   Johnson Controls ........................           1,564,752

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------

                  CONSUMER CYCLICALS (CONTINUED)
         74,520   Viacom, Class B * .......................      $    2,900,318
         19,110   WPP, SP ADR .............................           1,223,040
                                                                 --------------
                                                                      8,563,948
                                                                 --------------
                  CONSUMER STAPLES - 4.01%
        169,790   Altria Group ............................          13,809,021
         11,462   Hanesbrands * ...........................             270,503
                                                                 --------------
                                                                     14,079,524
                                                                 --------------
                  FINANCE - 22.57%
         59,240   American Express ........................           3,424,664
        301,974   Bank of America .........................          16,267,339
        124,840   Bank of New York ........................           4,290,751
        244,290   Citigroup ...............................          12,253,586
        114,360   Fannie Mae ..............................           6,776,974
         21,810   Franklin Resources ......................           2,485,468
         26,200   Freddie Mac .............................           1,807,538
         54,840   Goldman Sachs Group .....................          10,408,084
         36,060   Lehman Brothers Holdings ................           2,806,910
        109,810   Mellon Financial ........................           4,260,628
         27,090   Merrill Lynch ...........................           2,368,208
         94,910   SunTrust Banks ..........................           7,496,941
         78,150   UBS .....................................           4,676,496
                                                                 --------------
                                                                     79,323,587
                                                                 --------------
                  FOOD AND BEVERAGES - 3.69%
         49,860   Diageo, SP ADR ..........................           3,713,074
         83,880   Kellogg .................................           4,220,003
         31,230   Nestle, SP ADR ..........................           2,667,676
         27,030   PepsiCo .................................           1,714,783
         46,230   Tyson Foods, Class A ....................             668,024
                                                                 --------------
                                                                     12,983,560
                                                                 --------------
                  HEALTH CARE SERVICES - 0.59%
         27,340   WellPoint * .............................           2,086,589
                                                                 --------------
                  INSURANCE - 9.64%
         15,400   AFLAC ...................................             691,768
        192,250   Allstate ................................          11,796,460
         43,800   Chubb ...................................           2,327,970
         15,270   CIGNA ...................................           1,786,285
        106,550   Genworth Financial, Class A .............           3,563,032
         39,080   Hartford Financial Services Group .......           3,406,603
        180,560   MetLife .................................          10,315,393
                                                                 --------------
                                                                     33,887,511
                                                                 --------------
                  OIL AND GAS EXTRACTION - 11.62%
         38,470   Apache ..................................           2,512,860
         41,646   Chevron Texaco ..........................           2,798,588
        101,040   ConocoPhillips ..........................           6,086,650
         51,230   Devon Energy ............................           3,424,213
         33,820   EOG Resources ...........................           2,250,045
        127,620   Exxon Mobil .............................           9,114,620
         82,500   Hess ....................................           3,498,000
         17,330   Noble ...................................           1,214,833
         25,500   Royal Dutch Shell, ADR ..................           1,775,310
        119,820   Total, SP ADR ...........................           8,164,535
                                                                 --------------
                                                                     40,839,654
                                                                 --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 28

Aston Funds

VALUE FUND                                                      OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------

                  PHARMACEUTICALS - 7.20%
         41,380   Abbott Laboratories .....................      $    1,965,964
         48,110   Eli Lilly ...............................           2,694,641
        150,200   Johnson & Johnson .......................          10,123,480
        129,260   Merck ...................................           5,870,989
         91,120   Wyeth ...................................           4,649,854
                                                                 --------------
                                                                     25,304,928
                                                                 --------------
                  PRINTING AND PUBLISHING - 0.25%
         36,980   New York Times, Class A .................             893,807
                                                                 --------------
                  RETAIL - 2.24%
         48,610   Federated Department Stores .............           2,134,465
         33,960   Home Depot ..............................           1,267,727
         48,630   NIKE, Class B ...........................           4,468,124
                                                                 --------------
                                                                      7,870,316
                                                                 --------------
                  TECHNOLOGY - 4.23%
        132,060   Accenture, Class A ......................           4,346,095
         34,120   Analog Devices ..........................           1,085,698
         78,750   Cisco Systems * .........................           1,900,238
         34,340   Hewlett-Packard .........................           1,330,332
        131,430   Intel ...................................           2,804,716
        184,350   Oracle * ................................           3,404,944
                                                                 --------------
                                                                     14,872,023
                                                                 --------------
                  TRANSPORTATION - 2.12%
         58,130   Burlington Northern Santa Fe ............           4,506,819
          5,820   Con-way .................................             274,529
         50,970   Norfolk Southern ........................           2,679,493
                                                                 --------------
                                                                      7,460,841
                                                                 --------------
                  UTILITIES - 5.36%
         91,170   Dominion Resources ......................           7,383,858
         25,930   Entergy .................................           2,225,572
        104,200   FPL Group ...............................           5,314,200
         33,800   PPL .....................................           1,166,776
         11,880   Public Service Enterprise Group .........             725,274
         31,810   TXU .....................................           2,008,165
                                                                 --------------
                                                                     18,823,845
                                                                 --------------
                  TOTAL COMMON STOCKS
                    (Cost $269,008,265) ...................         348,133,384
                                                                 --------------

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------

INVESTMENT COMPANY - 0.54%

      1,894,851   BlackRock Liquidity Funds
                    TempCash Portfolio ....................      $    1,894,851
                                                                 --------------
                  TOTAL INVESTMENT COMPANY
                    (Cost $1,894,851) .....................           1,894,851
                                                                 --------------
TOTAL INVESTMENTS - 99.59%
   (Cost $270,903,116)** ..................................         350,028,235
                                                                 --------------
NET OTHER ASSETS AND LIABILITIES - 0.41% ..................           1,457,721
                                                                 --------------
NET ASSETS - 100.00% ......................................      $  351,485,956
                                                                 ==============

___________________________
     *   Non-income producing security.

    **   Aggregate cost for Federal income tax purposes is $271,663,984.

    Gross unrealized appreciation .........................      $   81,859,862
    Gross unrealized depreciation .........................          (3,495,611)
                                                                 --------------
    Net unrealized appreciation ...........................      $   78,364,251
                                                                 ==============

   ADR   American Depositary Receipt
SP ADR   Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 29

Aston Funds

VEREDUS SELECT GROWTH FUND                                      OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

OTHER COMMON STOCKS                                  29%
FINANCE                                              13%
RETAIL                                               12%
BIOTECHNOLOGY                                         9%
INSURANCE                                             9%
COMPUTER SOFTWARE                                     7%
CONSUMER CYCLICALS                                    7%
PHARMACEUTICALS                                       6%
CASH AND OTHER NET ASSETS                             4%
INDUSTRIAL - CONSTRUCTION & ENGINEERING               4%

% OF TOTAL NET ASSETS

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------
COMMON STOCKS - 95.64%

                  AEROSPACE/DEFENSE - 3.55%
         18,600   Precision Castparts .....................      $    1,265,916
                                                                 --------------
                  AUTOMOBILE - 2.38%
         24,300   General Motors ..........................             848,556
                                                                 --------------
                  BIOTECHNOLOGY - 8.99%
         13,100   Amgen * .................................             994,421
          6,000   Genentech * .............................             499,800
         24,900   Gilead Sciences * .......................           1,715,610
                                                                 --------------
                                                                      3,209,831
                                                                 --------------
                  COMPUTER SOFTWARE - 6.85%
         25,600   Adobe Systems * .........................             979,200
         31,300   Akamai Technologies * ...................           1,466,718
                                                                 --------------
                                                                      2,445,918
                                                                 --------------
                  COMPUTERS - 3.11%
         13,700   Apple Computer * ........................           1,110,796
                                                                 --------------
                  CONSUMER CYCLICALS - 6.58%
         22,000   Garmin ..................................           1,175,020
         27,600   International Game Technology ...........           1,173,276
                                                                 --------------
                                                                      2,348,296
                                                                 --------------
                  FINANCE - 12.93%
          9,800   Bank of America .........................             527,926
         46,050   CB Richard Ellis Group * ................           1,382,881
          2,900   Chicago Mercantile Exchange .............           1,452,900
         16,400   Morgan Stanley ..........................           1,253,452
                                                                 --------------
                                                                      4,617,159
                                                                 --------------
                  INDUSTRIAL - 2.65%
         11,600   Harsco ..................................             946,908
                                                                 --------------

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------

                  INDUSTRIAL - CONSTRUCTION &
                  ENGINEERING - 4.36%
          7,500   Fluor ...................................      $      588,225
         12,800   Jacobs Engineering Group * ..............             966,912
                                                                 --------------
                                                                      1,555,137
                                                                 --------------
                  INFORMATION TECHNOLOGY SERVICES - 3.41%
         19,600   Accenture, Class A ......................             645,036
          1,200   Google, Class A * .......................             571,668
                                                                 --------------
                                                                      1,216,704
                                                                 --------------
                  INSURANCE - 8.98%
         16,100   Allstate ................................             987,896
         10,300   Assurant ................................             542,398
          9,600   Chubb ...................................             510,240
         21,400   RenaissanceRe Holdings ..................           1,164,160
                                                                 --------------
                                                                      3,204,694
                                                                 --------------
                  MEDICAL PRODUCTS AND SUPPLIES - 3.14%
         11,300   Intuitive Surgical * ....................           1,120,734
                                                                 --------------
                  PHARMACEUTICALS - 6.47%
          8,000   Medco Health Solutions * ................             428,000
         44,700   Schering-Plough .........................             989,658
         16,300   Shire, ADR ..............................             894,055
                                                                 --------------
                                                                      2,311,713
                                                                 --------------
                  RETAIL - 12.18%
         27,400   Best Buy ................................           1,513,850
         61,400   Circuit City Stores .....................           1,656,572
         23,100   GameStop ................................           1,179,486
                                                                 --------------
                                                                      4,349,908
                                                                 --------------
                  TELECOMMUNICATIONS EQUIPMENT - 4.25%
         24,700   Cisco Systems * .........................             596,011
         46,400   Nokia, SP ADR ...........................             922,432
                                                                 --------------
                                                                      1,518,443
                                                                 --------------
                  TRANSPORTATION - 2.05%
         14,700   US Airways Group * ......................             732,942
                                                                 --------------
                  WASTE MANAGEMENT - 3.76%
         35,800   Waste Management ........................           1,341,784
                                                                 --------------
                  TOTAL COMMON STOCKS
                    (Cost $31,542,807) ....................          34,145,439
                                                                 --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 30

Aston Funds

VEREDUS SELECT GROWTH FUND                                      OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------

INVESTMENT COMPANY - 2.12%

        758,558   BlackRock Liquidity Funds
                    TempCash Portfolio ....................      $      758,558
                                                                 --------------
                  TOTAL INVESTMENT COMPANY
                    (Cost $758,558) .......................             758,558
                                                                 --------------
TOTAL INVESTMENTS - 97.76%
   (Cost $32,301,365)** ...................................          34,903,997
                                                                 --------------
NET OTHER ASSETS AND LIABILITIES - 2.24% ..................             798,447
                                                                 --------------
NET ASSETS - 100.00% ......................................      $   35,702,444
                                                                 ==============

___________________________
     *   Non-income producing security.

    **   Aggregate cost for Federal income tax purposes is $32,384,960.

    Gross unrealized appreciation .........................      $    2,888,932
    Gross unrealized depreciation .........................            (369,895)
                                                                 --------------
    Net unrealized appreciation ...........................      $    2,519,037
                                                                 ==============
   ADR   American Depositary Receipt
SP ADR   Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 31

Aston Funds

OPTIMUM MID CAP FUND                                            OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

OTHER COMMON STOCKS                                  35%
PRINTING AND PUBLISHING                              17%
ELECTRICAL/ELECTRONICS EQUIPMENT & MANUFACTURING
 SERVICES/OFFICE ELECTRONICALS                       14%
HEALTH CARE EQUIPMENT                                 8%
CHEMICALS-SPECIALTY/DIVERSIFIED                       6%
INFORMATION TECHNOLOGY CONSULTING & SERVICES          5%
COMMUNICATIONS EQUIPMENT                              5%
OIL & GAS - EQUIPMENT & SERVICES                      5%
AUTOMOTIVE PARTS & EQUIPMENT                          4%
CASH AND OTHER NET ASSETS                             1%

% OF TOTAL NET ASSETS

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------
COMMON STOCKS - 99.50%

                  ADVERTISING - 1.29%
        777,600   Interpublic Group * .....................      $    8,483,616
                                                                 --------------
                  AGRICULTURE - 2.20%
        226,000   Bunge ...................................          14,488,860
                                                                 --------------
                  APPLICATIONS SOFTWARE - 3.90%
        384,600   Cognos * ................................          14,030,208
        694,830   Mentor Graphics * .......................          11,721,782
                                                                 --------------
                                                                     25,751,990
                                                                 --------------
                  ASSET MANAGEMENT - 2.26%
        481,100   Eaton Vance .............................          14,933,344
                                                                 --------------
                  AUTOMOTIVE PARTS & EQUIPMENT - 4.00%
        317,800   BorgWarner ..............................          18,273,500
        108,100   Magna International, Class A ............           8,085,880
                                                                 --------------
                                                                     26,359,380
                                                                 --------------
                  BROADCASTING & CABLE - 1.62%
        425,200   Hearst-Argyle Television ................          10,715,040
                                                                 --------------
                  CHEMICALS - SPECIALTY/DIVERSIFIED - 5.61%
        248,500   FMC .....................................          17,034,675
        470,200   International Flavors & Fragrances ......          19,974,096
                                                                 --------------
                                                                     37,008,771
                                                                 --------------
                  COMMUNICATIONS EQUIPMENT - 5.29%
      2,105,370   Andrew * ................................          19,495,726
        360,900   Harris ..................................          15,374,340
                                                                 --------------
                                                                     34,870,066
                                                                 --------------
                  COMPUTER HARDWARE - 1.61%
        243,030   Diebold .................................          10,615,551
                                                                 --------------
                  COMPUTER STORAGE/PERIPHERAL - 3.10%
        321,700   Lexmark International Group,
                    Class A * .............................          20,456,903
                                                                 --------------

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------

                  ELECTRICAL/ELECTRONIC EQUIPMENT & MANUFACTURING
                  SERVICES/OFFICE ELECTRONICS - 14.42%
        772,695   American Power Conversion ...............      $   23,358,570
        361,670   Molex ...................................          12,622,283
        170,400   Molex, Class A ..........................           5,035,320
      1,404,336   Symbol Technologies .....................          20,966,736
        533,700   Tektronix ...............................          16,208,469
        454,900   Zebra Technologies * ....................          16,954,123
                                                                 --------------
                                                                     95,145,501
                                                                 --------------
                  ENGINEERING/CONSTRUCTION - 2.89%
        775,700   Chicago Bridge & Iron ...................          19,051,192
                                                                 --------------
                  ENTERTAINMENT AND LEISURE - 2.75%
        800,900   Mattel ..................................          18,124,367
                                                                 --------------
                  FOOD AND BEVERAGES - 1.84%
        170,100   Molson Coors Brewing, Class B ...........          12,107,718
                                                                 --------------
                  HEALTH CARE EQUIPMENT - 7.99%
        237,000   Beckman Coulter .........................          13,644,090
        600,300   Biomet ..................................          22,715,352
        380,000   Edwards Lifesciences * ..................          16,313,400
                                                                 --------------
                                                                     52,672,842
                                                                 --------------
                  INFORMATION TECHNOLOGY CONSULTING
                  & SERVICES - 4.78%
      4,818,000   Unisys * ................................          31,509,720
                                                                 --------------
                  INSURANCE - 2.00%
        288,740   Cincinnati Financial ....................          13,180,981
                                                                 --------------
                  LIFE SCIENCE TOOLS - 2.24%
        344,600   Charles River Laboratories * ............          14,790,232
                                                                 --------------
                  OIL & GAS - EQUIPMENT & SERVICES - 5.45%
        344,573   FMC Technologies * ......................          20,829,438
        210,100   Veritas DGC * ...........................          15,129,301
                                                                 --------------
                                                                     35,958,739
                                                                 --------------
                  OIL & GAS - EXPLORATION/PRODUCTION - 1.95%
        448,600   Denbury Resources * .....................          12,892,764
                                                                 --------------
                  PHARMACEUTICALS - 1.44%
        173,700   Shire, ADR ..............................           9,527,445
                                                                 --------------
                  PRINTING AND PUBLISHING - 17.01%
        588,400   Belo, Class A ...........................          10,308,768
        205,900   Gannett .................................          12,176,926
      1,028,800   New York Times, Class A .................          24,866,096
      1,359,600   Pearson, SP ADR .........................          20,054,100
      2,277,900   Reader's Digest Association,
                    Class A ...............................          32,756,202
        382,857   Scholastic * ............................          12,029,367
                                                                 --------------
                                                                    112,191,459
                                                                 --------------
                  TRUCKING - 3.86%
        312,900   Con-way .................................          14,759,493
        581,600   Werner Enterprises ......................          10,672,360
                                                                 --------------
                                                                     25,431,853
                                                                 --------------
                  TOTAL COMMON STOCKS
                    (Cost $543,003,423) ...................         656,268,334
                                                                 --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 32

Aston Funds

OPTIMUM MID CAP FUND                                            OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------

INVESTMENT COMPANY - 0.31%

      2,006,403   BlackRock Liquidity Funds
                    TempCash Portfolio ....................      $    2,006,403
                                                                 --------------
                  TOTAL INVESTMENT COMPANY
                    (Cost $2,006,403) .....................           2,006,403
                                                                 --------------
TOTAL INVESTMENTS - 99.81%
   (Cost $545,009,826)** ..................................         658,274,737
                                                                 --------------
NET OTHER ASSETS AND LIABILITIES - 0.19% ..................           1,286,035
                                                                 --------------
NET ASSETS - 100.00% ......................................      $  659,560,772
                                                                 ==============

___________________________
     *   Non-income producing security.

    **   Aggregate cost for Federal income tax purposes is $545,736,174.

    Gross unrealized appreciation .........................      $  135,911,665
    Gross unrealized depreciation .........................         (23,373,102)
                                                                 --------------
    Net unrealized appreciation ...........................      $  112,538,563
                                                                 ==============
   ADR   American Depositary Receipt
SP ADR   Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 33

Aston Funds

ABN AMRO MID CAP GROWTH FUND                                    OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

TECHNOLOGY                                           20%
OTHER COMMON STOCKS                                  17%
FINANCE                                              17%
RETAIL                                               10%
CAPITAL GOODS                                         9%
COMMERCIAL SERVICES                                   7%
MEDICAL PRODUCTS & SUPPLIES                           6%
RESTAURANTS                                           5%
HEALTHCARE SERVICES                                   5%
CONSUMER CYCLICALS                                    4%

% OF TOTAL NET ASSETS

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------
COMMON STOCKS - 100.71%

                  BIOTECHNOLOGY - 3.61%
          1,285   MedImmune * .............................      $       41,171
                                                                 --------------
                  CAPITAL GOODS - 9.36%
            710   Donaldson ...............................              26,661
            470   Dover ...................................              22,325
            365   Rockwell Automation .....................              22,630
            495   Stericycle * ............................              35,001
                                                                 --------------
                                                                        106,617
                                                                 --------------
                  COMMERCIAL SERVICES - 6.60%
            765   Cintas ..................................              31,671
            545   Ecolab ..................................              24,716
            345   Ritchie Bros. Auctioneers ...............              18,813
                                                                 --------------
                                                                         75,200
                                                                 --------------
                  CONSUMER CYCLICALS - 4.32%
            305   Harman International Industries .........              31,217
            440   Pool ....................................              18,031
                                                                 --------------
                                                                         49,248
                                                                 --------------
                  CONSUMER DISCRETIONARY - 3.33%
          1,055   Jarden * ................................              37,959
                                                                 --------------
                  FINANCE - 16.85%
            710   CIT Group ...............................              36,955
            735   East West Bancorp .......................              26,835
            855   Investors Financial Services ............              33,619
            375   Nuveen Investments, Class A .............              18,488
          1,080   optionsXpress Holdings ..................              33,566
            935   South Financial Group ...................              24,806
            375   T. Rowe Price Group .....................              17,741
                                                                 --------------
                                                                        192,010
                                                                 --------------
                  FOOD AND BEVERAGES - 2.08%
            680   United Natural Foods * ..................              23,732
                                                                 --------------

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------

                  HEALTHCARE SERVICES - 5.29%
            730   Express Scripts * .......................      $       46,515
            325   Healthways * ............................              13,764
                                                                 --------------
                                                                         60,279
                                                                 --------------
                  INSURANCE - 2.99%
            867   Delphi Financial Group, Class A .........              34,030
                                                                 --------------
                  MEDICAL PRODUCTS AND SUPPLIES - 5.88%
            565   Advanced Medical Optics * ...............              23,080
            310   Edwards Lifesciences * ..................              13,309
            695   ResMed * ................................              30,573
                                                                 --------------
                                                                         66,962
                                                                 --------------
                  PHARMACEUTICALS - 2.92%
          1,165   Endo Pharmaceutical Holdings * . ........              33,249
                                                                 --------------
                  RESTAURANTS - 5.32%
            850   California Pizza Kitchen * ..............              27,429
          1,175   Cheesecake Factory * ....................              33,194
                                                                 --------------
                                                                         60,623
                                                                 --------------
                  RETAIL - 10.20%
            555   Carter's * ..............................              15,668
          1,265   Chico's FAS * ...........................              30,271
          1,760   Dollar General ..........................              24,693
            500   Tractor Supply * ........................              24,210
          1,220   Urban Outfitters * ......................              21,350
                                                                 --------------
                                                                        116,192
                                                                 --------------
                  TECHNOLOGY - 19.88%
          2,560   Activision * ............................              39,475
            855   aQuantive * .............................              23,239
            900   CheckFree * .............................              35,532
            795   Linear Technology .......................              24,740
          1,110   THQ * ...................................              33,378
          1,240   VeriSign * ..............................              25,643
          1,745   Xilinx ..................................              44,515
                                                                 --------------
                                                                        226,522
                                                                 --------------
                  TRANSPORTATION - 2.08%
            915   UTI Worldwide ...........................              23,653
                                                                 --------------
                  TOTAL COMMON STOCKS
                    (Cost $1,142,863) .....................           1,147,447
                                                                 --------------

INVESTMENT COMPANY - 0.67%

          7,637   BlackRock Liquidity Funds
                    TempCash Portfolio ....................               7,637
                                                                 --------------
                  TOTAL INVESTMENT COMPANY
                    (Cost $7,637) .........................               7,637
                                                                 --------------
TOTAL INVESTMENTS - 101.38%
   (Cost $1,150,500)** ....................................           1,155,084
                                                                 --------------
NET OTHER ASSETS AND LIABILITIES - (1.38)% ................             (15,693)
                                                                 --------------
NET ASSETS - 100.00% ......................................      $    1,139,391
                                                                 ==============

___________________________
   *  Non-income producing security.

  ** At October 31, 2006, cost is identical for book and federal income tax purposes.

      Gross unrealized appreciation .......................      $       71,662
      Gross unrealized depreciation .......................             (67,078)
                                                                 --------------
      Net unrealized appreciation .........................      $        4,584
                                                                 ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 34

Aston Funds

RIVER ROAD SMALL CAP VALUE FUND                                 OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

CONSUMER CYCLICALS                                   23%
CONSUMER NON-CYCLICALS                               20%
FINANCE                                              17%
INDUSTRIAL                                           12%
CASH AND OTHER NET ASSETS                             9%
COMMUNICATIONS                                        5%
UTILITIES                                             4%
HEALTH CARE SERVICES                                  4%
OTHER COMMON STOCKS                                   3%
TECHNOLOGY                                            3%

% OF TOTAL NET ASSETS

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------

COMMON STOCKS - 91.19%

                  BASIC MATERIALS - 1.05%
         66,960   Glatfelter ..............................      $      980,294
         24,650   Stepan ..................................             775,489
                                                                 --------------
                                                                      1,755,783
                                                                 --------------
                  COMMUNICATIONS - 4.75%
         45,482   Atlantic Tele-Network ...................             879,622
         18,510   Getty Images * ..........................             801,668
        111,530   IDT * ...................................           1,438,737
         56,680   Meredith ................................           2,975,700
         69,080   ProQuest * ..............................             883,533
         20,318   United Online ...........................             274,700
         13,217   Value Line ..............................             706,184
                                                                 --------------
                                                                      7,960,144
                                                                 --------------
                  CONSUMER CYCLICALS - 23.15%
        100,610   Audiovox, Class A * .....................           1,320,003
         10,630   Bandag ..................................             466,551
         90,340   Barnes & Noble ..........................           3,731,946
         77,950   Callaway Golf ...........................           1,046,869
         42,400   Canterbury Park Holding * ...............             553,320
        173,990   Casey's General Stores ..................           4,222,737
         93,200   CBRL Group ..............................           4,092,412
         58,000   Centerplate IDS .........................             994,120
         64,665   Frisch's Restaurants ....................           1,629,558
          8,030   Hampshire Group * .......................             108,807
         17,020   International Speedway, Class A .........             883,508
        139,110   Interstate Hotels & Resorts * ...........           1,247,817
        106,300   Isle of Capri Casinos * .................           2,668,130
         61,100   Jack in the Box * .......................           3,428,321
         69,580   Lazare Kaplan International * ...........             624,828
        115,950   NuCo2 * .................................           3,244,281
         30,790   Perry Ellis International * .............           1,125,682
         96,960   Regis ...................................           3,640,848
         94,660   Speedway Motorsports ....................           3,565,842
          2,880   Vulcan International ....................             171,360
                                                                 --------------
                                                                     38,766,940
                                                                 --------------

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------

                  CONSUMER NON-CYCLICALS - 19.97%
         67,960   Adesa ...................................      $    1,708,514
         78,500   American Dairy * ........................           1,106,065
         22,691   Arden Group, Class A ....................           3,159,041
         69,310   Coca-Cola Bottling ......................           4,365,144
        102,890   Coinmach Service IDS ....................           1,816,008
        178,920   Coinmach Service, Class A ...............           1,789,200
        189,643   Industrias Bachoco, SP ADR ..............           3,938,885
         61,560   J & J Snack Foods .......................           2,056,720
         69,250   Labor Ready * ...........................           1,212,567
        347,380   Mac-Gray * ..............................           3,828,128
         13,490   Maui Land & Pineapple * .................             413,469
         52,640   National Beverage * .....................             602,728
        129,140   Omega Protein * .........................             841,993
         34,950   Performance Food Group * ................           1,015,996
         55,230   Ruddick .................................           1,557,486
         41,630   Village Super Market, Class A ...........           2,872,470
        189,580   Zapata * ................................           1,160,230
                                                                 --------------
                                                                     33,444,644
                                                                 --------------
                  ENERGY - 2.51%
         38,200   Eastern American Natural
                    Gas Trust .............................           1,058,522
        156,177   Evolution Petroleum * ...................             424,801
         31,510   Houston Exploration * ...................           1,706,582
         31,540   TC Pipelines (a) ........................           1,011,488
                                                                 --------------
                                                                      4,201,393
                                                                 --------------
                  FINANCE - 17.30%
          7,520   Alleghany * .............................           2,299,240
         76,910   Astoria Financial .......................           2,231,159
         36,630   BankAtlantic Bancorp, Class A ...........             479,853
        171,817   BFC Financial, Class A * ................           1,001,693
         54,410   Boston Private Financial Holdings .......           1,503,892
        135,700   California Coastal Communities * ........           2,689,574
         51,288   Cass Information Systems ................           1,918,684
         10,560   Erie Indemnity, Class A .................             534,864
          9,910   Gyrodyne Company of America * ...........             444,563
         42,155   Hilb Rogal and Hobbs ....................           1,682,828
         60,730   International Bancshares ................           1,863,196
        193,910   Medallion Financial .....................           2,317,225
         42,760   Midland .................................           1,998,602
         18,610   NYMAGIC .................................             596,451
        105,450   Oppenheimer Holdings, Class A ...........           3,794,091
         35,330   Prospect Energy .........................             599,550
         68,545   Republic Bancorp, Class A ...............           1,465,492
         20,030   Umpqua Holdings .........................             565,647
         22,880   Unitrin .................................             982,238
                                                                 --------------
                                                                     28,968,842
                                                                 --------------
                  HEALTH CARE SERVICES - 3.71%
        110,120   Emergency Medical Services,
                    Class A (a)* ..........................           2,004,184
         52,410   National Healthcare .....................           2,906,135
         41,130   Owens & Minor ...........................           1,296,006
                                                                 --------------
                                                                      6,206,325
                                                                 --------------
                  INDUSTRIAL - 11.80%
         18,150   American Science and
                    Engineering * .........................             955,235
         75,930   AptarGroup ..............................           4,169,316
         43,110   Bristow Group * .........................           1,431,252
         91,210   CHC Helicopter, Class A .................           2,033,071
        197,740   Darling International * .................             846,327
         32,840   Exponent * ..............................             594,404
        134,230   Laidlaw International ................... .         3,894,012

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 35

Aston Funds

RIVER ROAD SMALL CAP VALUE FUND                                 OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------

                  INDUSTRIAL (CONTINUED)
         40,430   Marten Transport * ......................      $      687,714
         16,070   Strattec Security * .....................             621,106
        581,960   Synagro Technologies ....................           2,514,067
          5,820   Waste Industries USA ....................             167,732
         74,720   WCA Waste * .............................             481,944
         34,990   YRC Worldwide * .........................           1,355,513
                                                                 --------------
                                                                     19,751,693
                                                                 --------------
                  TECHNOLOGY - 3.07%
         51,750   Agilysis ................................             767,452
         33,010   Imation .................................           1,510,868
        138,600   Ingram Micro, Class A * .................           2,856,546
                                                                 --------------
                                                                      5,134,866
                                                                 --------------
                  UTILITIES - 3.88%
        107,670   PICO Holdings * .........................           3,480,971
         25,300   Pike Electric * .........................             466,785
         75,730   SJW .....................................           2,546,043
                                                                 --------------
                                                                      6,493,799
                                                                 --------------
                  TOTAL COMMON STOCKS
                    (Cost $142,565,921) ...................         152,684,429
                                                                 --------------

INVESTMENT COMPANIES - 10.10%

      8,460,477   BlackRock Liquidity Funds
                    TempCash Portfolio ....................           8,460,477
      8,460,477   BlackRock Liquidity Funds
                    TempFund Portfolio ....................           8,460,477
                                                                 --------------
                  TOTAL INVESTMENT COMPANIES
                    (Cost $16,920,954) ....................          16,920,954
                                                                 --------------
TOTAL INVESTMENTS - 101.29%
   (Cost $159,486,875)** ..................................         169,605,383
                                                                 --------------
NET OTHER ASSETS AND LIABILITIES - (1.29)% ................          (2,167,654)
                                                                 --------------
NET ASSETS - 100.00% ......................................      $  167,437,729
                                                                 ==============

___________________________
     *   Non-income producing security.

    **   Aggregate cost for Federal income tax purposes is $159,865,835.

    Gross unrealized appreciation .........................      $   11,187,726
    Gross unrealized depreciation .........................          (1,448,178)
                                                                 --------------
    Net unrealized appreciation ...........................      $    9,739,548
                                                                 ==============

   (a)   Limited Partnership

   IDS   Income Deposit Security
SP ADR   Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 36

Aston Funds

TAMRO SMALL CAP FUND                                            OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


OTHER COMMON STOCKS                                  19%
TECHNOLOGY                                           16%
FINANCE                                              13%
CAPITAL GOODS                                        12%
CONSUMER CYCLICALS                                    8%
BASIC MATERIALS                                       8%
FOOD AND BEVERAGES                                    7%
OIL AND GAS EXTRACTION                                6%
PHARMACEUTICALS                                       5%
CASH AND OTHER NET ASSETS                             6%

% OF TOTAL NET ASSETS

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------
COMMON STOCKS - 94.09%

                  BASIC MATERIALS - 7.51%
        230,780   Bowater .................................      $    4,825,610
        158,345   Cabot Microelectronics * ................           4,520,750
        161,950   Headwaters * ............................           4,008,262
        210,050   Symyx Technologies * ....................           5,156,728
                                                                 --------------
                                                                     18,511,350
                                                                 --------------
                  CAPITAL GOODS - 12.35%
        159,840   Baldor Electric .........................           5,127,667
        161,365   General Cable * .........................           6,067,324
         94,430   Manitowoc ...............................           5,182,318
        326,850   Steelcase, Class A ......................           5,415,905
         59,650   Teleflex ................................           3,710,230
        186,880   Trex * ..................................           4,937,370
                                                                 --------------
                                                                     30,440,814
                                                                 --------------
                  COMMERCIAL SERVICES - 1.87%
        101,940   Watson Wyatt & Co. Holdings .............           4,602,591
                                                                 --------------
                  CONSUMER CYCLICALS - 8.05%
        209,580   Acco Brands * ...........................           5,092,794
        162,340   La-Z-Boy ................................           1,988,665
        210,187   NetFlix * ...............................           5,813,772
         43,430   Vail Resorts * ..........................           1,678,570
        155,380   Yankee Candle ...........................           5,259,613
                                                                 --------------
                                                                     19,833,414
                                                                 --------------
                  FINANCE - 12.50%
        183,850   FelCor Lodging Trust, REIT ..............           3,816,726
         96,010   First Marblehead ........................           6,475,874
         70,850   GAMCO Investors .........................           2,805,660
        184,870   Innkeepers USA Trust, REIT ..............           3,170,521
        276,670   Knight Capital Group * ..................           5,159,896
         45,045   Post Properties, REIT ...................           2,206,304
        117,755   Raymond James Financial .................           3,751,674
         81,075   Washington REIT .........................           3,417,311
                                                                 --------------
                                                                     30,803,966
                                                                 --------------

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------

                  FOOD AND BEVERAGES - 7.13%
        262,420   Hain Celestial Group * ..................      $    7,408,117
        171,425   Performance Food Group * ................           4,983,325
        527,005   SunOpta * ...............................           5,190,999
                                                                 --------------
                                                                     17,582,441
                                                                 --------------
                  INSURANCE - 1.41%
        457,700   KMG America * ...........................           3,478,520
                                                                 --------------
                  MEDICAL PRODUCTS AND SUPPLIES - 1.67%
         73,510   Analogic ................................           4,102,593
                                                                 --------------
                  OIL AND GAS EXTRACTION - 6.39%
        153,478   Helmerich & Payne .......................           3,675,798
         66,900   Tidewater ...............................           3,326,937
        114,660   Whiting Petroleum * .....................           5,114,983
        237,080   Willbros Group * ........................           3,639,178
                                                                 --------------
                                                                     15,756,896
                                                                 --------------
                  PHARMACEUTICALS - 5.14%
        194,650   NBTY * ..................................           5,415,163
        270,655   Perrigo .................................           4,842,018
         76,310   Pharmaceutical Product
                    Development ...........................           2,415,211
                                                                 --------------
                                                                     12,672,392
                                                                 --------------
                  RESTAURANTS - 4.25%
        163,210   Bob Evans Farms .........................           5,534,451
        152,760   California Pizza Kitchen * ..............           4,929,565
                                                                 --------------
                                                                     10,464,016
                                                                 --------------
                  RETAIL - 3.61%
        382,190   Fred's ..................................           4,999,045
        350,975   Sharper Image * .........................           3,902,842
                                                                 --------------
                                                                      8,901,887
                                                                 --------------
                  TECHNOLOGY - 16.09%
        160,520   Altiris * ...............................           3,613,305
        137,730   Avocent * ...............................           5,056,068
        249,750   Emulex * ................................           4,695,300
        282,220   L-1 Identity Solutions * ................           4,038,568
        129,132   ManTech International, Class A * ........           4,398,236
        485,350   Packeteer * .............................           5,440,774
        217,980   RightNow Technologies * .................           3,601,030
        590,740   TIBCO Software * ........................           5,464,345
        177,920   ValueClick * ............................           3,344,896
                                                                 --------------
                                                                     39,652,522
                                                                 --------------
                  TELECOMMUNICATIONS EQUIPMENT - 3.70%
        460,720   Andrew * ................................           4,266,267
        176,925   Polycom * ...............................           4,847,745
                                                                 --------------
                                                                      9,114,012
                                                                 --------------
                  TRANSPORTATION - 2.42%
        475,490   JetBlue Airways * .......................           5,972,154
                                                                 --------------
                  TOTAL COMMON STOCKS
                    (Cost $183,938,736) ...................         231,889,568
                                                                 --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 37

Aston Funds

TAMRO SMALL CAP FUND                                            OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------

INVESTMENT COMPANIES - 5.81%

     12,342,263   BlackRock Liquidity Funds
                    TempCash Portfolio ....................      $   12,342,263
      1,963,493   BlackRock Liquidity Funds
                    TempFund Portfolio ....................           1,963,493
                                                                 --------------
                  TOTAL INVESTMENT COMPANIES
                    (Cost $14,305,756) ....................          14,305,756
                                                                 --------------
TOTAL INVESTMENTS - 99.90%
   (Cost $198,244,492)** ..................................         246,195,324
                                                                 --------------
NET OTHER ASSETS AND LIABILITIES - 0.10% ..................             248,657
                                                                 --------------
NET ASSETS - 100.00% ......................................      $  246,443,981
                                                                 ==============

___________________________
     *   Non-income producing security.

    **   Aggregate cost for Federal income tax purposes is $198,557,116.

    Gross unrealized appreciation .........................      $   53,125,419
    Gross unrealized depreciation .........................          (5,487,211)
                                                                 --------------
    Net unrealized appreciation ...........................      $   47,638,208
                                                                 ==============
  REIT    Real Estate Investment Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 38

Aston Funds

VEREDUS AGGRESSIVE GROWTH FUND                                  OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

OTHER COMMON STOCKS                                  25%
SEMICONDUCTORS                                       13%
INDUSTRIAL-CONSTRUCTION & ENGINEERING                13%
RETAIL                                               13%
INDUSTRIAL                                           12%
COMPUTER SOFTWARE                                     8%
MEDICAL PRODUCTS AND SUPPLIES                         5%
AEROSPACE/DEFENSE                                     5%
RESTAURANTS                                           5%
CASH AND OTHER NET ASSETS                             1%

% OF TOTAL NET ASSETS

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------
COMMON STOCKS - 99.24%

                  AEROSPACE/DEFENSE - 4.88%
        629,975   BE Aerospace * ..........................      $   15,925,768
        693,425   Force Protection * ......................           5,186,819
        114,100   HEICO ...................................           4,139,548
                                                                 --------------
                                                                     25,252,135
                                                                 --------------
                  COMMERCIAL SERVICES - 2.85%
        116,500   Corrections Corporation of America * ....           5,322,885
        293,250   Mobile Mini * ...........................           9,433,853
                                                                 --------------
                                                                     14,756,738
                                                                 --------------
                  COMPUTER SOFTWARE - 8.19%
        291,475   ANSYS * .................................          13,407,850
        553,400   aQuantive * .............................          15,041,412
        396,325   Aspen Technology * ......................           3,971,177
        155,025   MoneyGram International .................           5,303,405
        425,050   Radiant Systems * .......................           4,679,800
                                                                 --------------
                                                                     42,403,644
                                                                 --------------
                  CONSUMER CYCLICALS - 2.71%
        189,875   Crocs * .................................           7,522,847
        150,775   Steven Madden * .........................           6,504,434
                                                                 --------------
                                                                     14,027,281
                                                                 --------------
                  FINANCE - 2.98%
        364,125   Lazard, Class A .........................          15,438,900
                                                                 --------------
                  HEALTH CARE SERVICES - 2.80%
        525,175   Omnicell * ..............................           9,836,528
        156,800   PAREXEL International * .................           4,641,280
                                                                 --------------
                                                                     14,477,808
                                                                 --------------
                  HEALTH CARE SUPPLIES - 1.85%
        407,875   LifeCell * ..............................           9,556,511
                                                                 --------------

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------

                  INDUSTRIAL - 11.64%
        180,700   American Commercial Lines * .............      $   11,591,905
        220,925   American Railcar Industries .............           6,826,583
        179,025   Encore Wire * ...........................           4,812,192
        194,875   H&E Equipment Services * ................           5,228,496
        312,750   Lamson & Sessions * .....................           6,842,970
        206,100   Trinity Industries ......................           7,431,966
        434,600   URS * ...................................          17,562,186
                                                                 --------------
                                                                     60,296,298
                                                                 --------------
                  INDUSTRIAL - CONSTRUCTION & ENGINEERING - 12.94%
        134,150   EMCor Group * ...........................           7,934,973
        107,300   Granite Construction ....................           5,590,330
        476,300   Infrasource Services * ..................           9,321,191
        243,725   Manitowoc ...............................          13,375,628
        255,950   Perini * ................................           6,327,084
        656,075   Quanta Services * .......................          12,006,172
         83,475   Sterling Construction * .................           1,747,132
        188,575   Washington Group International * ........          10,677,116
                                                                 --------------
                                                                     66,979,626
                                                                 --------------
                  MEDICAL PRODUCTS AND SUPPLIES - 4.92%
        289,125   Hologic * ...............................          13,921,369
        116,725   Intuitive Surgical * ....................          11,576,785
                                                                 --------------
                                                                     25,498,154
                                                                 --------------
                  OIL AND GAS EXTRACTION - 0.44%
        201,175   PetroQuest Energy * .....................           2,289,372
                                                                 --------------
                  PHARMACEUTICALS - 3.72%
        446,700   Adams Respiratory Therapeutics * ........          19,252,770
                                                                 --------------
                  REAL ESTATE SERVICE - 2.22%
        236,100   Trammell Crow * .........................          11,509,875
                                                                 --------------
                  RESTAURANTS - 5.10%
        313,500   Chipotle Mexican Grill, Class A * .......          18,778,650
        271,175   Cosi * ..................................           1,179,611
        327,850   Ruth's Chris Steak House * ..............           6,455,367
                                                                 --------------
                                                                     26,413,628
                                                                 --------------
                  RETAIL - 13.34%
        380,350   bebe stores * ...........................           9,444,090
        137,150   Charlotte Russe Holding * ...............           3,792,198
        216,175   Christopher & Banks .....................           5,834,563
        252,920   Coldwater Creek * .......................           7,711,531
         98,850   Dick's Sporting Goods * .................           4,918,776
        119,350   Guess? * ................................           6,796,983
        255,700   Under Armour, Class A * .................          11,851,695
      1,671,900   Wet Seal, Class A * .....................          10,432,656
        252,775   Zumiez * ................................           8,306,186
                                                                 --------------
                                                                     69,088,678
                                                                 --------------
                  SEMICONDUCTORS - 12.77%
        528,800   Advanced Energy Industries * ............           8,312,736
        823,025   Amkor Technology * ......................           5,687,103
        467,850   ASE Test * ..............................           4,135,794
        110,850   Cymer * .................................           5,135,681
        214,525   Hittite Microwave * .....................           7,356,062
        239,575   Intevac * ...............................           4,954,411
        347,150   Netlogic Microsystems * .................           6,883,984
        919,225   Trident Microsystems * ..................          19,432,416
        941,950   TriQuint Semiconductor * ................           4,238,775
                                                                 --------------
                                                                     66,136,962
                                                                 --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 39

Aston Funds

VEREDUS AGGRESSIVE GROWTH FUND                                  OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS  - CONTINUED

--------------------------------------------------------------------------------

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------

                  TELECOMMUNICATIONS EQUIPMENT - 3.45%
        328,200   Itron * .................................      $   17,867,208
                                                                 --------------
                  TRANSPORTATION - 2.44%
      1,265,418   AirTran Holdings * ......................          12,616,217
                                                                 --------------
                  TOTAL COMMON STOCKS
                    (Cost $486,123,348) ...................         513,861,805
                                                                 --------------

INVESTMENT COMPANY - 0.00%

             46   BlackRock Liquidity Funds
                    TempCash Portfolio ....................                  46
                                                                 --------------
                  TOTAL INVESTMENT COMPANY
                    (Cost $46) ............................                  46
                                                                 --------------
TOTAL INVESTMENTS - 99.24%
   (Cost $486,123,394)** ..................................         513,861,851
                                                                 --------------
NET OTHER ASSETS AND LIABILITIES - 0.76% ..................           3,948,168
                                                                 --------------
NET ASSETS - 100.00% ......................................      $  517,810,019
                                                                 ==============

___________________________
   *  Non-income producing security.

  **  Aggregate cost for Federal income tax purposes is $487,926,805.

      Gross unrealized appreciation .......................      $   49,510,271
      Gross unrealized depreciation .......................         (23,575,225)
                                                                 --------------
      Net unrealized appreciation .........................      $   25,935,046
                                                                 ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 40

Aston Funds

ABN AMRO REAL ESTATE FUND                                      OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

RETAIL                                               22%
OFFICE PROPERTIES                                    22%
RESIDENTIAL                                          22%
INDUSTRIAL                                           11%
HOTELS                                                6%
DIVERSIFIED                                           6%
FOREIGN COMMON STOCKS                                 5%
STORAGE                                               2%
HEALTH CARE                                           2%
CASH AND OTHER NET ASSETS                             2%

% OF TOTAL NET ASSETS

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------
COMMON STOCKS - 93.33%

                  DIVERSIFIED - 6.24%
         62,000   Vornado Realty Trust ....................      $    7,393,500
                                                                 --------------
                  HEALTH CARE - 1.97%
         59,950   Ventas ..................................           2,336,851
                                                                 --------------
                  HOTELS - 5.98%
        151,700   Host Hotels & Resorts ...................           3,498,202
         32,800   Starwood Hotels & Resorts
                    Worldwide .............................           1,959,472
         55,200   Sunstone Hotel Investors ................           1,626,192
                                                                 --------------
                                                                      7,083,866
                                                                 --------------
                  INDUSTRIAL - 10.89%
         71,785   AMB Property ............................           4,192,962
        137,800   ProLogis Trust ..........................           8,718,606
                                                                 --------------
                                                                     12,911,568
                                                                 --------------
                  OFFICE PROPERTIES - 22.08%
        147,700   BioMed Realty Trust .....................           4,760,371
         83,400   Boston Properties .......................           8,909,622
         64,359   Brandywine Realty Trust .................           2,147,016
         84,500   Corporate Office Properties Trust .......           4,038,255
         52,200   SL Green Realty .........................           6,318,810
                                                                 --------------
                                                                     26,174,074
                                                                 --------------
                  RESIDENTIAL - 22.20%
        130,850   Archstone-Smith Trust ...................           7,878,479
         56,524   AvalonBay Communities ...................           7,408,035
         57,800   Equity Residential Properties Trust .....           3,156,458
         22,100   Essex Property Trust ....................           2,945,488
        152,300   United Dominion Realty Trust ............           4,929,951
                                                                 --------------
                                                                     26,318,411
                                                                 --------------

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------

                  RETAIL - 22.16%
         75,400   Developers Diversified Realty ...........      $    4,591,860
         10,700   Federal Realty Invstment Trust ..........             857,605
         48,592   General Growth Properties ...............           2,521,925
        106,000   Kimco Realty ............................           4,709,580
         23,500   Regency Centers .........................           1,695,760
         95,100   Simon Property Group ....................           9,234,210
         56,500   Taubman Centers .........................           2,649,850
                                                                 --------------
                                                                     26,260,790
                                                                 --------------
                  STORAGE - 1.81%
        116,300   Extra Space Storage .....................           2,144,572
                                                                 --------------
                  TOTAL COMMON STOCKS
                    (Cost $83,209,059) ....................         110,623,632
                                                                 --------------

FOREIGN COMMON STOCKS - 4.66%

                  CANADA
        107,900   Boardwalk Real Estate
                    Investment Trust ......................           3,266,931
         46,000   Canadian Real Estate
                    Investment Trust ......................           1,115,846
         55,000   H&R Real Estate
                    Investment Trust ......................           1,140,211
                                                                 --------------
                  TOTAL FOREIGN COMMON STOCKS
                    (Cost $4,069,549) .....................           5,522,988
                                                                 --------------

INVESTMENT COMPANY - 1.50%

      1,781,689   BlackRock Liquidity Funds
                    TempCash Portfolio ....................           1,781,689
                                                                 --------------
                  TOTAL INVESTMENT COMPANY
                    (Cost $1,781,689) .....................           1,781,689
                                                                 --------------
TOTAL INVESTMENTS - 99.49%
   (Cost $89,060,297)*.....................................         117,928,309
                                                                 --------------
NET OTHER ASSETS AND LIABILITIES - 0.51%...................             603,072
                                                                 --------------
NET ASSETS - 100.00%.......................................      $  118,531,381
                                                                 ==============

___________________________
   *  Aggregate cost for Federal income tax purposes is $88,781,824.

      Gross unrealized appreciation .......................      $   29,209,204
      Gross unrealized depreciation .......................             (62,719)
                                                                 --------------
      Net unrealized appreciation .........................      $   29,146,485
                                                                 ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 41

Aston Funds

VEREDUS SCITECH FUND                                            OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

COMPUTER SOFTWARE                                    18%
SEMICONDUCTORS                                       17%
OTHER COMMON STOCKS                                  14%
PHARMACEUTICALS                                      11%
BIOTECHNOLOGY                                        10%
TELECOMMUNICATIONS EQUIPMENT                         10%
MEDICAL PRODUCTS AND SUPPLIES                         7%
CONSUMER CYCLICALS                                    7%
INFORMATION TECHNOLOGY SERVICES                       4%
CASH AND OTHER NET ASSETS                             2%

% OF TOTAL NET ASSETS

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------
COMMON STOCKS - 98.35%

                  AEROSPACE/DEFENSE - 3.99%
          2,000   Precision Castparts .....................      $      136,120
                                                                 --------------
                  BIOTECHNOLOGY - 10.04%
          1,400   Amgen * .................................             106,274
            600   Genentech * .............................              49,980
          2,700   Gilead Sciences * .......................             186,030
                                                                 --------------
                                                                        342,284
                                                                 --------------
                  COMPUTER SOFTWARE - 17.67%
          2,600   Adobe Systems * .........................              99,450
          3,100   Akamai Technologies * ...................             145,266
          2,650   ANSYS * .................................             121,900
          5,100   aQuantive * .............................             138,618
          4,075   Aspen Technology * ......................              40,831
          5,100   Radiant Systems * .......................              56,151
                                                                 --------------
                                                                        602,216
                                                                 --------------
                  COMPUTERS - 4.04%
          1,700   Apple Computer * ........................             137,836
                                                                 --------------
                  CONSUMER CYCLICALS - 7.06%
          2,200   Garmin ..................................             117,502
          2,900   International Game Technology ...........             123,279
                                                                 --------------
                                                                        240,781
                                                                 --------------
                  HEALTH CARE SERVICES - 3.52%
          4,750   Omnicell * ..............................              88,968
          1,050   PAREXEL International * .................              31,080
                                                                 --------------
                                                                        120,048
                                                                 --------------
                  HEALTH CARE SUPPLIES - 2.58%
          3,750   LifeCell * ..............................              87,863
                                                                 --------------
                  INFORMATION TECHNOLOGY SERVICES - 4.32%
          2,300   Accenture, Class A ......................              75,693
            150   Google, Class A * .......................              71,458
                                                                 --------------
                                                                        147,151
                                                                 --------------

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------

                  MEDICAL PRODUCTS AND SUPPLIES - 6.76%
          2,675   Hologic * ...............................      $      128,801
          1,025   Intuitive Surgical * ....................             101,660
                                                                 --------------
                                                                        230,461
                                                                 --------------
                  PHARMACEUTICALS - 10.98%
          3,825   Adams Respiratory Therapeutics * ........             164,857
          5,000   Schering-Plough .........................             110,700
          1,800   Shire, ADR ..............................              98,730
                                                                 --------------
                                                                        374,287
                                                                 --------------
                  SEMICONDUCTORS - 17.47%
          4,800   Advanced Energy Industries * ............              75,456
          5,425   Amkor Technology * ......................              37,487
          5,525   ASE Test * ..............................              48,841
          1,075   Cymer * .................................              49,805
          1,425   Hittite Microwave * .....................              48,863
          2,650   Intevac * ...............................              54,802
          3,350   Netlogic Microsystems * .................              66,430
          8,225   Trident Microsystems * ..................             173,876
          8,925   TriQuint Semiconductor * ................              40,163
                                                                 --------------
                                                                        595,723
                                                                 --------------
                  TELECOMMUNICATIONS EQUIPMENT - 9.92%
          3,300   Cisco Systems * .........................              79,629
          2,775   Itron * .................................             151,071
          5,400   Nokia, SP ADR ...........................             107,352
                                                                 --------------
                                                                        338,052
                                                                 --------------
                  TOTAL COMMON STOCKS
                    (Cost $3,209,095) .....................           3,352,822
                                                                 --------------

INVESTMENT COMPANY - 2.43%

         82,856   BlackRock Liquidity Funds
                    TempCash Portfolio ....................              82,856
                                                                 --------------
                  TOTAL INVESTMENT COMPANY
                    (Cost $82,856) ........................              82,856
                                                                 --------------
TOTAL INVESTMENTS - 100.78%
   (Cost $3,291,951)** ....................................           3,435,678
                                                                 --------------
NET OTHER ASSETS AND LIABILITIES - (0.78)% ................             (26,675)
                                                                 --------------
NET ASSETS - 100.00% ......................................      $    3,409,003
                                                                 ==============

___________________________
     *   Non-income producing security.

    **   Aggregate cost for Federal income tax purposes is $3,293,655.

    Gross unrealized appreciation .........................      $      273,871
    Gross unrealized depreciation .........................            (131,848)
                                                                 --------------
    Net unrealized appreciation ...........................      $      142,023
                                                                 ==============

   ADR   American Depositary Receipt
SP ADR   Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 42

Aston Funds

BALANCED FUND                                                   OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

COMMON STOCKS                                        66%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS               16%
CORPORATE NOTES AND BONDS                            14%
CASH AND OTHER NET ASSETS                             3%
FOREIGN GOVERNMENT BOND & ASSET-BACKED SECURITY       1%

% OF TOTAL NET ASSETS

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------
COMMON STOCKS - 66.11%

                  ADVERTISING - 1.44%
          8,640   Omnicom Group ...........................      $      876,528
                                                                 --------------
                  BIOTECHNOLOGY - 5.15%
         20,470   Amgen * .................................           1,553,878
         22,940   Gilead Sciences * .......................           1,580,566
                                                                 --------------
                                                                      3,134,444
                                                                 --------------
                  CAPITAL GOODS - 5.15%
         16,140   Dover ...................................             766,650
         31,210   Illinois Tool Works .....................           1,495,895
         14,020   Rockwell Automation .....................             869,240
                                                                 --------------
                                                                      3,131,785
                                                                 --------------
                  CHEMICALS - 1.96%
         19,780   Praxair .................................           1,191,745
                                                                 --------------
                  COMMERCIAL SERVICES - 2.60%
         20,560   Cintas ..................................             851,184
         16,170   Ecolab ..................................             733,309
                                                                 --------------
                                                                      1,584,493
                                                                 --------------
                  CONSUMER CYCLICALS - 3.00%
         10,970   Harley-Davidson .........................             752,871
         13,160   Johnson Controls ........................           1,073,067
                                                                 --------------
                                                                      1,825,938
                                                                 --------------
                  ELECTRICAL - 2.29%
         39,730   General Electric ........................           1,394,920
                                                                 --------------
                  FINANCE - 9.88%
         20,290   CIT Group ...............................           1,056,094
         30,980   Fifth Third Bancorp .....................           1,234,553
         24,260   SLM .....................................           1,180,977
         15,430   State Street ............................             991,069
         13,660   T. Rowe Price Group .....................             646,255
         16,270   Wachovia ................................             902,985
                                                                 --------------
                                                                      6,011,933
                                                                 --------------

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------

                  FOOD AND BEVERAGES - 2.16%
         37,580   Sysco ...................................      $    1,314,548
                                                                 --------------
                  HEALTH CARE SERVICES - 1.48%
         14,175   Express Scripts * .......................             903,231
                                                                 --------------
                  INSURANCE - 3.68%
         21,610   AFLAC ...................................             970,721
         18,830   American International Group ............           1,264,811
                                                                 --------------
                                                                      2,235,532
                                                                 --------------
                  MEDICAL PRODUCTS AND SUPPLIES - 3.44%
          9,210   Alcon ...................................             976,997
         15,760   Medtronic ...............................             767,197
         10,070   St. Jude Medical * ......................             345,904
                                                                 --------------
                                                                      2,090,098
                                                                 --------------
                  OIL AND GAS EXTRACTION - 1.29%
         10,950   Exxon Mobil .............................             782,049
                                                                 --------------
                  PHARMACEUTICALS - 0.96%
         21,800   Pfizer ..................................             580,970
                                                                 --------------
                  RETAIL - 8.96%
         25,370   Chico's FAS * ...........................             607,104
         22,915   Kohl's * ................................           1,617,799
         29,730   Starbucks * .............................           1,122,307
         28,710   TJX .....................................             831,155
         29,170   Walgreen ................................           1,274,146
                                                                 --------------
                                                                      5,452,511
                                                                 --------------
                  TECHNOLOGY - 10.05%
         35,307   Dell * ..................................             859,019
         29,175   Electronic Arts * .......................           1,543,066
         11,340   Linear Technology .......................             352,901
         48,330   Microsoft ...............................           1,387,554
         51,260   Texas Instruments .......................           1,547,027
         16,560   Xilinx ..................................             422,446
                                                                 --------------
                                                                      6,112,013
                                                                 --------------
                  TELECOMMUNICATIONS EQUIPMENT - 1.80%
         30,060   QUALCOMM ................................           1,093,883
                                                                 --------------
                  TRANSPORTATION - 0.82%
         33,160   Southwest Airlines ......................             498,395
                                                                 --------------
                  TOTAL COMMON STOCKS
                    (Cost $33,922,271) ....................          40,215,016
                                                                 --------------

PAR VALUE
---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 16.34%

                  FEDERAL HOME LOAN MORTGAGE - 7.66%
$       490,540   5.500%, 11/01/20,
                    Gold Pool # G18083 ....................             491,192
         76,981   5.500%, 12/01/20,
                    Gold Pool # G11820 ....................              77,084
        822,407   5.500%, 11/15/24,
                    Series 3098, Class KB, CMO ............             826,112
        284,345   5.500%, 08/15/25,
                    Series 3106, Class PA, CMO ............             285,815
        834,192   5.500%, 09/15/25,
                    Series 3099, Class PA, CMO ............             838,045
        324,000   5.000%, 05/15/28,
                    Series 2684, Class LD, CMO ............             321,189
        165,000   5.000%, 05/15/28,
                    Series 2940, Class NB, CMO ............             163,604

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 43

Aston Funds

BALANCED FUND                                                   OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                     MARKET
PAR VALUE                                                            VALUE
---------                                                        --------------

                  FEDERAL HOME LOAN MORTGAGE (CONTINUED)
$       300,000   6.250%, 07/15/32, MTN ...................      $      349,180
        420,000   5.500%, 07/15/34,
                    Series 3130, Class QD, CMO ............             415,390
        346,000   5.500%, 09/15/34,
                    Series 3098, Class KE, CMO ............             341,495
        585,000   5.000%, 01/15/36,
                    Series 3098, Class PG, CMO ............             549,712
                                                                 --------------
                                                                      4,658,818
                                                                 --------------
                  FEDERAL NATIONAL
                  MORTGAGE ASSOCIATION - 2.55%
        250,000   4.375%, 09/15/12 ........................             243,842
        754,187   4.500%, 06/25/29,
                    Series 2005-121, Class V, CMO .........             696,579
        258,704   4.350%, 03/25/34,
                    Series 2004-90, Class GA, CMO .........             251,011
         48,659   7.500%, 02/01/35, Pool # 787557 .........              50,467
         47,663   7.500%, 04/01/35, Pool # 819231 .........              49,433
        261,253   6.000%, 11/01/35, Pool # 844078 .........             263,014
                                                                 --------------
                                                                      1,554,346
                                                                 --------------
                  GOVERNMENT NATIONAL
                  MORTGAGE ASSOCIATION - 3.45%
        613,637   4.015%, 10/16/26,
                    Series 2005-50, Class A, CMO ..........             599,759
        563,053   3.963%, 05/16/30,
                    Series 2005-76, Class A, CMO ..........             548,681
        955,010   4.919%, 09/16/34,
                    Series 2005-29, Class AB, CMO .........             947,638
                                                                 --------------
                                                                      2,096,078
                                                                 --------------
                  U.S. TREASURY BONDS - 1.40%
        350,000   6.250%, 08/15/23 ........................             407,422
        250,000   6.000%, 02/15/26 ........................             286,993
        150,000   5.250%, 11/15/28 ........................             159,410
                                                                 --------------
                                                                        853,825
                                                                 --------------
                  U.S. TREASURY NOTES - 1.28%
        550,000   3.500%, 11/15/09 ........................             533,092
        250,000   4.250%, 11/15/14 ........................             244,287
                                                                 --------------
                                                                        777,379
                                                                 --------------
                  TOTAL U.S. GOVERNMENT AND
                    AGENCY OBLIGATIONS
                    (Cost $9,917,699) .....................           9,940,446
                                                                 --------------

CORPORATE NOTES AND BONDS - 13.70%

                  BASIC MATERIALS - 0.79%
        300,000   Albemarle, Senior Unsecured Notes
                    5.100%, 02/01/15 ......................             286,648
        200,000   Packaging Corp. of America,
                    Unsubordinated Notes
                    4.375%, 08/01/08 ......................             196,520
                                                                 --------------
                                                                        483,168
                                                                 --------------
                  COMMUNICATIONS - 1.59%
        200,000   AT&T
                    6.000%, 03/15/09(a) ...................             203,608
        200,000   British Sky Broadcasting
                    6.875%, 02/23/09 ......................             206,569
        100,000   Embarq
                    6.738%, 06/01/13 ......................             102,918

                                                                     MARKET
PAR VALUE                                                            VALUE
---------                                                        --------------

                  COMMUNICATIONS (CONTINUED)
$       230,000   News America
                    6.200%, 12/15/34 ......................      $      225,336
        175,000   Nextel Communications,
                    Senior Notes, Series E
                    6.875%, 10/31/13 ......................             179,004
         50,000   PanAmSat, Senior Secured Notes
                    6.375%, 01/15/08 ......................              50,125
                                                                 --------------
                                                                        967,560
                                                                 --------------
                  CONSUMER CYCLICALS - 0.53%
         50,000   D.R. Horton
                    Senior Notes
                    6.875%, 05/01/13 ......................              51,593
        275,000   NVR, Senior Notes
                    5.000%, 06/15/10 ......................             268,333
                                                                 --------------
                                                                        319,926
                                                                 --------------
                  ELECTRONICS - 0.09%
         50,000   L-3 Communications,
                    Senior Subordinated Notes
                    7.625%, 06/15/12 ......................              52,187
                                                                 --------------
                  ENTERTAINMENT AND LEISURE - 0.17%
         50,000   Caesars Entertainment,
                    Senior Subordinated Notes
                    9.375%, 02/15/07 ......................              50,500
         50,000   MGM MIRAGE
                    Senior Subordinated Notes
                    9.750%, 06/01/07 ......................              51,250
                                                                 --------------
                                                                        101,750
                                                                 --------------
                  FINANCE - 4.83%
        200,000   American General Finance,
                    MTN, Series I
                    5.400%, 12/01/15 ......................             198,939
        250,000   CIT Group, Senior Notes
                    5.200%, 11/03/10 ......................             249,857
        160,000   Fresenius Medical Capital Trust II
                    7.875%, 02/01/08 ......................             163,200
        300,000   Goldman Sachs Capital I
                    6.345%, 02/15/34 ......................             307,336
        150,000   HSBC Finance
                    5.500%, 01/19/16 ......................             151,000
        250,000   International Lease Finance
                    5.625%, 06/01/07 ......................             250,282
        300,000   John Deere Capital
                    4.875%, 10/15/10 ......................             296,836
        200,000   Key Bank NA, Subordinated Notes
                    4.950%, 09/15/15 ......................             192,384
        280,000   Morgan Stanley, Subordinated Notes
                    4.750%, 04/01/14 ......................             268,318
        315,000   NB Capital Trust II
                    7.830%, 12/15/26 ......................             327,824
        280,000   Residential Capital
                    6.000%, 02/22/11 ......................             281,074
        250,000   Westpac Capital Trust III,
                    Subordinated Notes
                    5.819%, 09/30/13 (b) (c)...............             249,618
                                                                 --------------
                                                                      2,936,668
                                                                 --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 44

Aston Funds

BALANCED FUND                                                   OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                     MARKET
PAR VALUE                                                            VALUE
---------                                                        --------------

                  FOOD AND BEVERAGES - 0.88%
$        50,000   Constellation Brands, Series B
                    8.000%, 02/15/08 ......................      $       51,313
         50,000   Delhaize America
                    8.125%, 04/15/11 ......................              54,083
        200,000   Kraft Foods
                    6.250%, 06/01/12 ......................             208,637
        215,000   Kroger
                    6.200%, 06/15/12 ......................             220,685
                                                                 --------------
                                                                        534,718
                                                                 --------------
                  HEALTH CARE SERVICES - 0.08%
         50,000   Omnicare, Senior
                    Subordinated Notes
                    6.125%, 06/01/13 ......................              47,875
                                                                 --------------
                  INSURANCE - 0.41%
        250,000   Principal Life Income Funding Trust
                    5.125%, 03/01/11 ......................             250,080
                                                                 --------------
                  OIL AND GAS EXTRACTION - 1.05%
        150,000   Amerada Hess
                    7.875%, 10/01/29 ......................             178,741
         50,000   Chesapeake Energy
                    6.500%, 08/15/17 ......................              47,375
        200,000   Halliburton
                    5.500%, 10/15/10 ......................             201,567
         50,000   Premcor Refining Group,
                    Senior Notes
                    6.750%, 02/01/11 ......................              52,284
         50,000   Pride International, Senior Notes
                    7.375%, 07/15/14 ......................              51,875
         50,000   Western Oil Sands, Secured
                    8.375%, 05/01/12 ......................              54,000
         50,000   Williams Companies, Debentures,
                    Series A
                    7.500%, 01/15/31 ......................              51,000
                                                                 --------------
                                                                        636,842
                                                                 --------------
                  PHARMACEUTICALS - 0.08%
         50,000   Mylan Laboratories
                    6.375%, 08/15/15 ......................              49,125
                                                                 --------------
                  RESTAURANTS - 0.32%
        190,000   Yum! Brands, Senior Notes
                    7.650%, 05/15/08 ......................             196,667
                                                                 --------------
                  TRANSPORTATION - 0.44%
        275,000   Ryder System
                    4.625%, 04/01/10 ......................             268,552
                                                                 --------------
                  UTILITIES - 2.44%
        200,000   CenterPoint Energy, Senior Notes,
                    Series B
                    7.250%, 09/01/10 ......................             211,820
        175,000   CILCORP, Senior Notes
                    8.700%, 10/15/09 ......................             185,466
        225,000   Consolidated Edison of New York,
                    Debentures
                    5.850%, 03/15/36 ......................             227,674
        215,000   NiSource Finance, Senior Notes
                    6.150%, 03/01/13 ......................             220,042
        315,000   Ohio Power, Senior Notes, Series H
                    4.850%, 01/15/14 ......................             302,340

                                                                     MARKET
PAR VALUE                                                            VALUE
---------                                                        --------------

                  UTILITIES (CONTINUED)
$        50,000   TXU, Senior Notes, Series P
                    5.550%, 11/15/14 ......................      $       47,889
        300,000   Virginia Electric & Power
                    4.500%, 12/15/10 ......................             291,826
                                                                 --------------
                                                                      1,487,057
                                                                 --------------
                  TOTAL CORPORATE NOTES AND BONDS
                    (Cost $8,379,662) .....................           8,332,175
                                                                 --------------

ASSET-BACKED SECURITY - 0.87%

        537,869   WFS Financial Owner Trust Series,
                    Series 2004-1, Class A4
                    2.810%, 08/22/11 ......................             527,593
                                                                 --------------
                  TOTAL ASSET-BACKED SECURITY
                    (Cost $529,849) .......................             527,593
                                                                 --------------

FOREIGN GOVERNMENT BOND - 0.19%

        109,000   Republic of Phillipines
                    7.500%, 09/25/24 ......................             117,175
                                                                 --------------
                  TOTAL FOREIGN GOVERNMENT BOND
                    (Cost $110,238) .......................             117,175
                                                                 --------------

  SHARES
----------

INVESTMENT COMPANY - 1.81%

      1,100,607   BlackRock Liquidity Funds
                    TempCash Portfolio ....................           1,100,607
                                                                 --------------
                  TOTAL INVESTMENT COMPANY
                    (Cost $1,100,607) .....................           1,100,607
                                                                 --------------
TOTAL INVESTMENTS - 99.02%
   (Cost $53,960,326)** ...................................          60,233,012
                                                                 --------------
NET OTHER ASSETS AND LIABILITIES - 0.98% ..................             598,222
                                                                 --------------
NET ASSETS - 100.00% ......................................      $   60,831,234
                                                                 ==============
___________________________
     *   Non-income producing security.

    **   Aggregate cost for Federal income tax purposes is $54,356,610.

   Gross unrealized appreciation ..........................      $    6,884,137
   Gross unrealized depreciation ..........................          (1,007,735)
                                                                 --------------
   Net unrealized appreciation ............................      $    5,876,402
                                                                 ==============

   (a) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.

   (b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security is purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2006, this security amounted to $249,618 or 0.41% of net assets. This security has been determined by the Adviser to be a liquid security.

   (c) The initial coupon rate will be 5.819% until September 2013 and will be variable thereafter until maturity. The maturity rate shown is the next scheduled reset date.

   CMO   Collateralized Mortgage Obligation
   MTN   Medium Term Note

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 45

Aston Funds

BALANCED FUND                                                   OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
Common Stocks .............................................                  67%
Investment Company ........................................                   2%
U.S. Government Obligations ...............................                   3%
U.S. Government Agency Obligations ........................                  13%
Corporate Notes and Bonds (Moody's Ratings - unaudited)
  Aaa .....................................................                   1%
  Aa ......................................................                   1%
  A .......................................................                   5%
  Baa .....................................................                   5%
  Ba ......................................................                   2%
  B .......................................................                   1%
                                                                           ----
                                                                            100%
                                                                           ====

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 46

Aston Funds

MONTAG & CALDWELL BALANCED FUND                                 OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

COMMON STOCKS                                        63%
U.S. GOVERNMENT AND AGENCY OBLIGATIONS               19%
CORPORATE NOTES AND BONDS                            14%
CASH AND OTHER NET ASSETS                             3%
ASSET-BACKED SECURITY                                 1%

% OF TOTAL NET ASSETS

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------
COMMON STOCKS - 62.92%

                  BIOTECHNOLOGY - 3.52%
          4,600   Amgen * .................................      $      349,186
          8,900   Genentech * .............................             741,370
                                                                 --------------
                                                                      1,090,556
                                                                 --------------
                  CAPITAL GOODS - 2.31%
          3,000   Caterpillar .............................             182,130
          2,300   Emerson Electric ........................             194,120
          4,300   3M ......................................             339,012
                                                                 --------------
                                                                        715,262
                                                                 --------------
                  COMMERCIAL SERVICES - 2.31%
         18,100   Paychex .................................             714,588
                                                                 --------------
                  COMMUNICATIONS - 3.42%
          1,700   Google, Class A * .......................             809,863
          3,900   McGraw-Hill .............................             250,263
                                                                 --------------
                                                                      1,060,126
                                                                 --------------
                  CONSUMER STAPLES - 5.72%
         10,150   Colgate-Palmolive .......................             649,296
          3,700   Estee Lauder, Class A ...................             149,443
         15,365   Procter & Gamble ........................             973,987
                                                                 --------------
                                                                      1,772,726
                                                                 --------------
                  ELECTRICAL - 2.84%
         25,100   General Electric ........................             881,261
                                                                 --------------
                  FINANCE - 4.24%
         11,400   American Express ........................             659,034
          7,500   Merrill Lynch ...........................             655,650
                                                                 --------------
                                                                      1,314,684
                                                                 --------------
                  FOOD AND BEVERAGES - 3.34%
          6,200   Coca-Cola ...............................             289,664
         11,770   PepsiCo .................................             746,689
                                                                 --------------
                                                                      1,036,353
                                                                 --------------

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------

                  INSURANCE - 1.95%
          9,000   American International Group ............      $      604,530
                                                                 --------------
                  MEDICAL PRODUCTS AND SUPPLIES - 2.28%
         13,500   Stryker .................................             705,915
                                                                 --------------
                  OIL AND GAS EXTRACTION - 8.71%
          9,200   Baker Hughes ............................             635,260
         25,200   Halliburton .............................             815,220
          8,100   Occidental Petroleum ....................             380,214
         13,800   Schlumberger ............................             870,504
                                                                 --------------
                                                                      2,701,198
                                                                 --------------
                  PHARMACEUTICALS - 4.63%
          5,900   Abbott Laboratories .....................             280,309
         10,800   Caremark Rx .............................             531,684
         11,100   Eli Lilly ...............................             621,711
                                                                 --------------
                                                                      1,433,704
                                                                 --------------
                  RESTAURANTS - 1.47%
         10,900   McDonald's ..............................             456,928
                                                                 --------------
                  RETAIL - 7.16%
         10,200   Costco Wholesale ........................             544,476
          4,200   Kohl's * ................................             296,520
         19,700   Starbucks * .............................             743,675
         14,500   Walgreen ................................             633,360
                                                                 --------------
                                                                      2,218,031
                                                                 --------------
                  TECHNOLOGY - 6.99%
          7,700   Apple Computer * ........................             624,316
         20,700   Hewlett-Packard .........................             801,918
          6,300   Research In Motion * ....................             740,124
                                                                 --------------
                                                                      2,166,358
                                                                 --------------
                  TELECOMMUNICATIONS EQUIPMENT - 2.03%
         17,300   QUALCOMM ................................             629,547
                                                                 --------------
                  TOTAL COMMON STOCKS
                    (Cost $16,534,903).....................          19,501,767
                                                                 --------------
PAR VALUE
---------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 19.39%

                  FEDERAL HOME LOAN MORTGAGE - 4.10%
$         9,430   7.500%, 03/15/07, CMO, Class J ..........               9,414
        475,000   2.750%, 03/15/08, MTN ...................             461,153
        275,000   5.125%, 10/15/08 ........................             276,244
        500,000   6.625%, 09/15/09 ........................             523,731
                                                                 --------------
                                                                      1,270,542
                                                                 --------------
                  FEDERAL NATIONAL
                  MORTGAGE ASSOCIATION - 3.26%
        475,000   6.000%, 05/15/11 ........................             496,906
        525,000   4.375%, 09/15/12 ........................             512,068
                                                                 --------------
                                                                      1,008,974
                                                                 --------------
                  GOVERNMENT NATIONAL
                  MORTGAGE ASSOCIATION - 0.00%
            207   9.000%, 09/15/08, Pool # 27056 ..........                 212
                                                                 --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 47

Aston Funds

MONTAG & CALDWELL BALANCED FUND                                 OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                     MARKET
PAR VALUE                                                            VALUE
---------                                                        --------------

                  U.S. TREASURY BONDS - 5.99%
$       275,000   8.125%, 08/15/19 ........................      $      363,387
        475,000   8.000%, 11/15/21 ........................             636,797
        375,000   6.875%, 08/15/25 ........................             469,805
        325,000   6.125%, 08/15/29 ........................             384,947
                                                                 --------------
                                                                      1,854,936
                                                                 --------------
                  U.S. TREASURY NOTES - 6.04%
        350,000   3.250%, 08/15/08 ........................             341,428
        350,000   3.125%, 04/15/09 ........................             338,010
        375,000   4.250%, 08/15/13 ........................             367,852
        525,000   4.000%, 02/15/15 ........................             503,651
        325,000   4.500%, 02/15/16 ........................             322,537
                                                                 --------------
                                                                      1,873,478
                                                                 --------------
                  TOTAL U.S. GOVERNMENT AND
                    AGENCY OBLIGATIONS
                    (Cost $6,006,214) .....................           6,008,142
                                                                 --------------

CORPORATE NOTES AND BONDS - 13.86%

                  COMMUNICATIONS - 1.56%
        450,000   BellSouth Capital Funding
                    7.750%, 02/15/10 ......................             482,114
                                                                 --------------
                  FINANCE - 7.75%
        500,000   General Electric Capital, MTN,
                    Series A
                    5.875%, 02/15/12 ......................             516,380
        450,000   Goldman Sachs Group
                    5.150%, 01/15/14 ......................             443,413
        450,000   National Rural Utilities Cooperative
                    Finance, Collateral Trust
                    6.200%, 02/01/08 ......................             455,733
        500,000   Wachovia
                    4.950%, 11/01/06 ......................             500,000
        500,000   Wells Fargo
                    4.200%, 01/15/10 ......................             486,645
                                                                 --------------
                                                                      2,402,171
                                                                 --------------
                  INDUSTRIAL - 1.38%
        400,000   Honeywell International
                    7.500%, 03/01/10 ......................             428,897
                                                                 --------------
                  PHARMACEUTICALS - 1.45%
        475,000   Abbott Laboratories
                    4.350%, 03/15/14 ......................             449,520
                                                                 --------------
                  RETAIL - 1.72%
        550,000   Wal-Mart Stores
                    4.125%, 07/01/10 ......................             533,663
                                                                 --------------
                  TOTAL CORPORATE NOTES AND BONDS
                    (Cost $4,378,924) .....................           4,296,365
                                                                 --------------

ASSET-BACKED SECURITY - 0.57%

        176,187   PECO Energy Transition Trust
                    Series 1999-A, Class A-6
                    6.050%, 03/01/09 ......................             176,643
                                                                 --------------
                  TOTAL ASSET-BACKED SECURITY
                    (Cost $173,984) .......................             176,643
                                                                 --------------

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------

INVESTMENT COMPANY - 2.83%

        878,365   BlackRock Liquidity Funds
                    TempCash Portfolio ....................      $      878,365
                                                                 --------------
                  TOTAL INVESTMENT COMPANY
                    (Cost $878,365) .......................             878,365
                                                                 --------------
TOTAL INVESTMENTS - 99.57%
   (Cost $27,972,390)** ...................................          30,861,282
                                                                 --------------
NET OTHER ASSETS AND LIABILITIES - 0.43% ..................             134,224
                                                                 --------------
NET ASSETS - 100.00% ......................................      $   30,995,506
                                                                 ==============

_____________________________
      *     Non-income producing security.

     **     Aggregate cost for Federal income tax purposes is $28,554,545.

     Gross unrealized appreciation ........................      $    2,729,578
     Gross unrealized depreciation ........................            (422,841)
                                                                 --------------
     Net unrealized appreciation ..........................      $    2,306,737
                                                                 ==============

    CMO     Collateralized Mortgage Obligation
    MTN     Medium Term Note

PORTFOLIO COMPOSITION

Common Stocks .............................................                  63%
Investment Company ........................................                   3%
U.S. Government Obligations ...............................                  12%
U.S. Government Agency Obligations ........................                   7%
Corporate Notes and Bonds (Moody's Ratings - unaudited)
  Aaa .....................................................                   2%
  Aa ......................................................                   6%
  A .......................................................                   5%
  NR ......................................................                   2%
                                                                            ---
                                                                            100%
                                                                            ===

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 48

Aston Funds

TCH FIXED INCOME FUND                                           OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S GOVERNMENT AND AGENCY OBLIGATIONS                         59%
CORPORATE NOTES AND BONDS                                     33%
COMMERCIAL MORTGAGE-BACKED SECURITY                            3%
CASH AND OTHER NET ASSETS                                      3%
ASSET-BACKED SECURITY & FOREIGN GOVERNMENT BOND                2%

% OF TOTAL NET ASSETS

                                                                     MARKET
PAR VALUE                                                            VALUE
---------                                                        --------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 58.88%

                  FEDERAL HOME LOAN BANK - 2.74%
$     2,050,000   4.410%, 05/04/07 (a) ....................      $    2,048,559
      1,250,000   4.430%, 04/07/08 ........................           1,241,327
                                                                 --------------
                                                                      3,289,886
                                                                 --------------
                  FEDERAL HOME LOAN MORTGAGE - 18.73%
      2,757,471   5.500%, 11/01/20,
                    Gold Pool # G18083 ....................           2,761,140
        432,873   5.500%, 12/01/20,
                    Gold Pool # G11820 ....................             433,449
      4,670,131   5.500%, 11/15/24,
                    Series 3098, Class KB, CMO ............           4,691,167
      1,616,229   5.500%, 08/15/25,
                    Series 3106, Class PA, CMO ............           1,624,582
        940,000   5.000%, 05/15/28,
                    Series 2940, Class NB, CMO ............             932,048
      1,839,000   5.000%, 05/15/28,
                    Series 2684, Class LD, CMO ............           1,823,047
      2,000,000   6.250%, 07/15/32, MTN ...................           2,327,866
      2,390,000   5.500%, 07/15/34,
                    Series 3130, Class QD, CMO ............           2,363,768
      1,967,000   5.500%, 09/15/34,
                    Series 3098, Class KE, CMO ............           1,941,392
        493,717   6.000%, 10/01/35,
                    Gold Pool # A47772 ....................             497,356
      3,330,000   5.000%, 01/15/36,
                    Series 3098, Class PG, CMO ............           3,129,128
                                                                 --------------
                                                                     22,524,943
                                                                 --------------

                  FEDERAL NATIONAL
                  MORTGAGE ASSOCIATION - 17.60%
      2,000,000   4.125%, 04/15/14 ........................           1,902,108
        995,339   6.000%, 11/01/17, Pool # 662854 .........           1,012,124
        700,072   6.000%, 04/01/18, Pool # 725175 .........             711,857
        870,345   5.500%, 11/01/18, Pool # 748886 .........             873,203
        452,907   4.500%, 06/01/19, Pool # 747860 .........             438,753
      2,404,852   6.000%, 01/01/21, Pool # 850787 .........           2,443,498
      4,309,639   4.500%, 06/25/29,
                    Series 2005-121, Class V, CMO .........           3,980,455

                                                                     MARKET
PAR VALUE                                                            VALUE
---------                                                        --------------

                  FEDERAL NATIONAL
                  MORTGAGE ASSOCIATION (CONTINUED)
$     4,581,367   5.500%, 07/25/31,
                    Series 2005-27, Class TH, CMO .........      $    4,598,138
      1,280,543   6.000%, 09/01/32,
                    Pool # 847899 .........................           1,293,340
        364,795   6.000%, 02/01/34,
                    Pool # 771952 .........................             367,992
      1,469,099   4.350%, 03/25/34,
                    Series 2004-90, Class GA, CMO .........           1,425,409
        310,372   7.500%, 02/01/35,
                    Pool # 787557 .........................             321,901
        303,931   7.500%, 04/01/35,
                    Pool # 819231 .........................             315,220
      1,468,432   6.000%, 11/01/35,
                    Pool # 844078 .........................           1,478,330
                                                                 --------------
                                                                     21,162,328
                                                                 --------------
                  GOVERNMENT NATIONAL
                  MORTGAGE ASSOCIATION - 5.94%
      2,246,780   4.015%, 10/16/26,
                    Series 2005-50, Class A, CMO ..........           2,195,966
      2,154,288   3.963%, 05/16/30,
                    Series 2005-76, Class A, CMO ..........           2,099,301
      2,865,030   4.919%, 09/16/34,
                    Series 2005-29, Class AB, CMO .........           2,842,915
                                                                 --------------
                                                                      7,138,182
                                                                 --------------
                  U.S. TREASURY BONDS - 5.14%
      2,500,000   6.250%, 08/15/23 ........................           2,910,158
      1,000,000   6.000%, 02/15/26 ........................           1,147,969
      2,000,000   5.250%, 11/15/28 ........................           2,125,470
                                                                 --------------
                                                                      6,183,597
                                                                 --------------
                  U.S. TREASURY NOTES - 8.73%
      2,500,000   4.375%, 05/15/07 ........................           2,491,700
      2,250,000   3.500%, 11/15/09 ........................           2,180,831
      1,500,000   4.000%, 03/15/10 ........................           1,473,048
      2,000,000   4.250%, 11/15/14 ........................           1,954,298
      2,500,000   4.000%, 02/15/15 ........................           2,398,340
                                                                 --------------
                                                                     10,498,217
                                                                 --------------
                  TOTAL U.S. GOVERNMENT AND
                    AGENCY OBLIGATIONS
                    (Cost $70,603,605) ....................          70,797,153
                                                                 --------------

CORPORATE NOTES AND BONDS - 33.07%

                  BASIC MATERIALS - 3.00%
      1,700,000   Albemarle, Senior Unsecured Notes
                    5.100%, 02/01/15 ......................           1,624,338
        525,000   Cascades, Senior Notes
                    7.250%, 02/15/13 ......................             517,125
      1,500,000   Packaging Corp. of America,
                    Unsubordinated Notes
                    4.375%, 08/01/08 ......................           1,473,899
                                                                 --------------
                                                                      3,615,362
                                                                 --------------
                  COMMUNICATIONS - 3.81%
        765,000   British Sky Broadcasting
                    6.875%, 02/23/09 ......................             790,127
        650,000   Embarq
                    6.738%, 06/01/13 ......................             668,966
      1,325,000   News America
                    6.200%, 12/15/34 ......................           1,298,133

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 49

Aston Funds

TCH FIXED INCOME FUND                                           OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                     MARKET
PAR VALUE                                                            VALUE
---------                                                        --------------

                  COMMUNICATIONS (CONTINUED)
$       800,000   Nextel Communications,
                    Senior Notes, Series E
                    6.875%, 10/31/13 ......................      $      818,304
      1,000,000   PanAmSat, Senior Secured Notes
                    6.375%, 01/15/08 ......................           1,002,500
                                                                 --------------
                                                                      4,578,030
                                                                 --------------
                  CONSUMER CYCLICALS - 1.45%
        750,000   D.R. Horton
                    Senior Notes
                    6.875%, 05/01/13 ......................             773,900
      1,000,000   NVR, Senior Notes
                    5.000%, 06/15/10 ......................             975,754
                                                                 --------------
                                                                      1,749,654
                                                                 --------------
                  ELECTRONICS - 0.61%
        700,000   L-3 Communications, Senior
                    Subordinated Notes
                    7.625%, 06/15/12 ......................             730,625
                                                                 --------------
                  ENTERTAINMENT AND LEISURE - 1.45%
      1,125,000   Caesars Entertainment, Senior
                    Subordinated Notes
                    9.375%, 02/15/07 ......................           1,136,250
        590,000   MGM MIRAGE
                    Senior Subordinated Notes
                    9.750%, 06/01/07 ......................             604,750
                                                                 --------------
                                                                      1,741,000
                                                                 --------------
                  FINANCE - 8.45%
        775,000   Fresenius Medical Capital Trust II
                    7.875%, 02/01/08 ......................             790,500
      1,650,000   Goldman Sachs Capital I
                    6.345%, 02/15/34 ......................           1,690,348
        800,000   HSBC Finance
                    5.500%, 01/19/16 ......................             805,333
      1,350,000   Key Bank NA, Subordinated Notes
                    4.950%, 09/15/15 ......................           1,298,595
      1,725,000   NB Capital Trust II
                    7.830%, 12/15/26 ......................           1,795,228
      1,650,000   Residential Capital
                    6.000%, 02/22/11 ......................           1,656,329
      2,125,000   Westpac Capital Trust III,
                    Subordinated Notes
                    5.819%, 09/30/13 (b)(c) ...............           2,121,753
                                                                 --------------
                                                                     10,158,086
                                                                 --------------
                  FOOD AND BEVERAGES - 1.35%
        840,000   Constellation Brands, Series B
                    8.000%, 02/15/08 ......................             862,050
        705,000   Delhaize America
                    8.125%, 04/15/11 ......................             762,575
                                                                 --------------
                                                                      1,624,625
                                                                 --------------
                  HEALTH CARE SERVICES - 0.41%
        515,000   Omnicare, Senior Subordinated Notes
                    6.125%, 06/01/13 ......................             493,112
                                                                 --------------
                  INSURANCE - 1.18%
      1,425,000   Principal Life Income Funding Trust
                    5.125%, 03/01/11 ......................           1,425,456
                                                                 --------------

                                                                     MARKET
PAR VALUE                                                            VALUE
---------                                                        --------------

                  OIL AND GAS EXTRACTION - 3.75%
$     1,500,000   Amerada Hess
                    7.875%, 10/01/29 ......................      $    1,787,415
        515,000   Chesapeake Energy
                    6.500%, 08/15/17 ......................             487,963
        165,000   Premcor Refining Group, Senior Notes
                    6.750%, 02/01/11 ......................             172,537
        400,000   Pride International, Senior Notes
                    7.375%, 07/15/14 ......................             415,000
      1,005,000   Western Oil Sands, Secured
                    8.375%, 05/01/12 ......................           1,085,400
        550,000   Williams Companies, Debentures,
                    Series A 7.500%, 01/15/31 .............             561,000
                                                                 --------------
                                                                      4,509,315
                                                                 --------------
                  PHARMACEUTICALS - 0.53%
        650,000   Mylan Laboratories
                    6.375%, 08/15/15 ......................             638,625
                                                                 --------------
                  RETAIL - 1.25%
      1,500,000   Lowe's Companies
                    5.400%, 10/15/16 ......................           1,499,401
                                                                 --------------
                  TRANSPORTATION - 1.22%
      1,500,000   Ryder System
                    4.625%, 04/01/10 ......................           1,464,830
                                                                 --------------
                  UTILITIES - 4.61%
      1,045,000   CenterPoint Energy, Senior Notes,
                    Series B
                    7.250%, 09/01/10 ......................           1,106,761
      1,500,000   CILCORP, Senior Notes
                    8.700%, 10/15/09 ......................           1,589,704
      1,300,000   Consolidated Edison of New York,
                    Debentures
                    5.850%, 03/15/36 ......................           1,315,451
        199,000   Nevada Power, Second Mortgage
                    9.000%, 08/15/13 ......................             217,119
      1,000,000   NiSource Finance, Senior Notes
                    6.150%, 03/01/13 ......................           1,023,451
        300,000   TXU, Senior Notes, Series P
                    5.550%, 11/15/14 ......................             287,331
                                                                 --------------
                                                                      5,539,817
                                                                 --------------
                  TOTAL CORPORATE NOTES AND BONDS
                    (Cost $39,769,044) ....................          39,767,938
                                                                 --------------

COMMERCIAL MORTGAGE-BACKED SECURITY - 2.76%

      3,125,000   GMAC Commercial Mortgage Securities
                    Series 2000-C3, Class A2
                    6.957%, 09/15/35 ......................           3,320,147
                                                                 --------------
                  TOTAL COMMERCIAL MORTGAGE-BACKED
                    SECURITY
                    (Cost $3,691,284) .....................           3,320,147
                                                                 --------------
ASSET-BACKED SECURITY - 1.60%

      1,964,956   WFS Financial Owner Trust Series,
                    Series 2004-1, Class A4
                    2.810%, 08/22/11 ......................           1,927,415
                                                                 --------------
                  TOTAL ASSET-BACKED SECURITY
                    (Cost $1,935,660) .....................           1,927,415
                                                                 --------------
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 50

Aston Funds

TCH FIXED INCOME FUND                                           OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                     MARKET
PAR VALUE                                                            VALUE
---------                                                        --------------

FOREIGN GOVERNMENT BOND - 0.73%

$       820,000   Republic of Phillipines
                    7.500%, 09/25/24 ......................      $      881,500
                                                                 --------------
                  TOTAL FOREIGN GOVERNMENT BOND
                    (Cost $829,312) .......................             881,500
                                                                 --------------

SHARES
------

INVESTMENT COMPANY - 2.66%

      3,192,082   BlackRock Liquidity Funds
                    TempCash Portfolio ....................           3,192,082
                                                                 --------------
                  TOTAL INVESTMENT COMPANY
                    (Cost $3,192,082) .....................           3,192,082
                                                                 --------------
TOTAL INVESTMENTS - 99.70%
   (Cost $120,020,987)* ...................................         119,886,235
                                                                 --------------
NET OTHER ASSETS AND LIABILITIES - 0.30% ..................             357,642
                                                                 --------------
NET ASSETS - 100.00% ......................................      $  120,243,877
                                                                 ==============

_____________________________
        *   Aggregate cost for Federal income tax purposes is $120,706,092.

      Gross unrealized appreciation .......................      $      343,493
      Gross unrealized depreciation .......................          (1,163,350)
                                                                 --------------
      Net unrealized depreciation .........................      $     (819,857)
                                                                 ==============

      (a) Variable rate bond. The interest rate shown reflects the rate in effect at October 31, 2006.

      (b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security is purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2006, this security amounted to $2,121,753 or 1.76% of net assets. This security has been determined by the Adviser to be a liquid security.

      (c) The initial coupon rate will be 5.819% until September 2013 and will be a variable thereafter until maturity. The maturity date shown is the next scheduled reset date.

      CMO   Collateralized Mortgage Obligation
      MTN   Medium Term Note

PORTFOLIO COMPOSITION

Investment Companies ......................................                   3%
U.S. Government Obligations ...............................                  14%
U.S. Government Agency Obligations ........................                  45%
Corporate Notes and Bonds (Moody's Ratings - unaudited)
  Aaa .....................................................                   4%
  Aa ......................................................                   3%
  A .......................................................                   7%
  Baa .....................................................                   9%
  Ba ......................................................                  13%
  B .......................................................                   2%
                                                                            ---
                                                                            100%
                                                                            ===

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 51

Aston Funds

TCH INVESTMENT GRADE BOND FUND                                  OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

CORPORATE NOTES AND BONDS                               44%
U.S GOVERNMENT AND AGENCY OBLIGATIONS                   40%
NON-AGENCY MORTGAGE-BACKED SECURITIES                    6%
CASH AND OTHER NET ASSETS                                5%
COMMERCIAL MORTGAGE-BACKED SECURITIES                    2%
ASSET-BACKED SECURITIES                                  2%
MUNICIPAL SECURITY                                       1%

% OF TOTAL NET ASSETS

                                                                     MARKET
PAR VALUE                                                            VALUE
---------                                                        --------------
CORPORATE NOTES AND BONDS - 43.64%

                  CAPITAL GOODS - 1.12%
$       335,000   Dover
                    4.875%, 10/15/15 ......................      $      323,674
                                                                 --------------
                  COMMUNICATIONS - 1.80%
        385,000   British Sky Broadcasting
                    6.875%, 02/23/09 ......................             397,646
        125,000   News America
                    5.300%, 12/15/14 ......................             123,484
                                                                 --------------
                                                                        521,130
                                                                 --------------
                  CONSUMER CYCLICAL - 1.28%
        380,000   Newell Rubbermaid
                    4.625%, 12/15/09 ......................             372,248
                                                                 --------------
                  ELECTRONICS - 1.75%
        485,000   Thermo Electron, Convertible
                    3.250%, 11/01/07 ......................             508,038
                                                                 --------------
                  FINANCE - 18.12%
        350,000   AmSouth Bank, Subordinated Notes
                    4.850%, 04/01/13 ......................             340,681
        350,000   CIT Group, Senior Notes
                    4.250%, 02/01/10 ......................             340,022
        310,000   Citigroup, Senior Notes
                    5.300%, 01/07/16 ......................             309,451
        275,000   Countrywide Home Loan,
                    Series L, MTN
                    4.000%, 03/22/11 ......................             260,517
                  Credit Suisse (USA), Senior
                    Unsecured Notes
        170,000     5.250%, 03/02/11.......................             170,584
        175,000     5.375%, 03/02/16.......................             174,814
        400,000   EOP Operating
                    5.875%, 01/15/13 ......................             407,720
        260,000   General Electric Capital,
                    Series A, MTN
                    5.000%, 06/15/07 ......................             259,533
        175,000   HSBC Finance
                    5.500%, 01/19/16 ......................             176,167

                                                                     MARKET
PAR VALUE                                                            VALUE
---------                                                        --------------

                  FINANCE (CONTINUED)
$       375,000   International Lease Finance,
                    Unsubordinated Notes
                    5.875%, 05/01/13 ......................      $      385,372
        300,000   JPMorgan Chase, Senior Notes
                    5.350%, 03/01/07 ......................             299,909
        300,000   Key Bank NA, Subordinated Notes
                    4.950%, 09/15/15 ......................             288,577
        360,000   Marshall & Ilsley Bank,
                    Subordinated Notes
                    5.250%, 09/04/12 ......................             363,389
        400,000   Merrill Lynch, MTN
                    5.490%, 06/16/08 (a) ..................             400,832
        390,000   Morgan Stanley, Subordinated Notes
                    4.750%, 04/01/14 ......................             373,729
        360,000   SLM, Series A
                    4.500%, 07/26/10 ......................             351,427
        350,000   Textron Financial
                    5.875%, 06/01/07 ......................             351,083
                                                                 --------------
                                                                      5,253,807
                                                                 --------------
                  FOOD AND BEVERAGES - 2.97%
        193,000   General Mills
                    6.000%, 02/15/12 ......................             198,786
        350,000   Kraft Foods
                    6.250%, 06/01/12 ......................             365,115
        300,000   Kroger
                    5.500%, 02/01/13 ......................             297,124
                                                                 --------------
                                                                        861,025
                                                                 --------------
                  INSURANCE - 4.50%
        285,000   Berkshire Hathaway
                    4.625%, 10/15/13 ......................             275,644
        200,000   Chubb
                    6.000%, 11/15/11 ......................             206,714
        325,000   MetLife, Senior Unsecured Notes
                    5.000%, 06/15/15 ......................             315,738
        250,000   Principal Life Income Funding Trust
                    5.125%, 03/01/11 ......................             250,080
        250,000   State Auto Financial, Senior Notes
                    6.250%, 11/15/13 ......................             255,043
                                                                 --------------
                                                                      1,303,219
                                                                 --------------
                  OIL AND GAS EXTRACTION - 4.43%
        350,000   Consolidated Natural Gas
                    Senior Notes, Series C
                    6.250%, 11/01/11 ......................             362,206
        200,000   Halliburton
                    5.500%, 10/15/10 ......................             201,567
        275,000   Marathon Oil
                    5.375%, 06/01/07 ......................             275,157
        450,000   Occidental Petroleum
                    4.000%, 11/30/07 ......................             444,178
                                                                 --------------
                                                                      1,283,108
                                                                 --------------
                  PHARMACEUTICALS - 0.71%
        205,000   Wyeth, Unsubordinated Notes
                    5.500%, 03/15/13 ......................             206,669
                                                                 --------------
                  TECHNOLOGY - 0.67%
        200,000   First Data
                    3.375%, 08/01/08 ......................             193,849
                                                                 --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 52

Aston Funds

TCH INVESTMENT GRADE BOND FUND                                  OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS  - CONTINUED

--------------------------------------------------------------------------------

                                                                     MARKET
PAR VALUE                                                            VALUE
---------                                                        --------------

                  TRANSPORTATION - 2.32%
$       265,000   Ryder System
                    4.625%, 04/01/10 ......................      $      258,787
        425,000   Union Pacific
                    3.875%, 02/15/09 ......................             412,962
                                                                 --------------
                                                                        671,749
                                                                 --------------
                  UTILITIES - 3.97%
        275,000   CILCORP, Senior Notes
                    8.700%, 10/15/09 ......................             291,446
        535,000   MidAmerican Energy, MTN
                    5.125%, 01/15/13 ......................             530,537
        340,000   Pacific Gas & Electric,
                    First Mortgage, Unsecured Notes
                    3.600%, 03/01/09 ......................             328,365
                                                                 --------------
                                                                      1,150,348
                                                                 --------------
                  TOTAL CORPORATE NOTES AND BONDS
                    (Cost $12,867,876) ....................          12,648,864
                                                                 --------------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 39.88%

                  FEDERAL HOME LOAN BANK - 1.57%
        350,000   4.410%, 05/04/07 (a) ....................             349,754
        100,000   6.500%, 08/14/09 ........................             104,305
                                                                 --------------
                                                                        454,059
                                                                 --------------
                  FEDERAL HOME LOAN MORTGAGE - 8.22%
        125,000   2.750%, 03/15/08, MTN ...................             121,356
         78,820   5.500%, 08/01/17,
                    Gold Pool # E90954 ....................              79,076
        607,469   5.000%, 09/01/18,
                    Gold Pool # E99582 ....................             599,553
        140,967   6.500%, 08/01/32,
                    Gold Pool # C01385 ....................             144,517
        609,385   5.000%, 11/01/33,
                    Gold Pool # A15349 ....................             590,491
        594,453   5.500%, 11/01/33,
                    Gold Pool # A15901 ....................             589,738
        256,711   6.000%, 02/01/35,
                    Gold Pool # A34083 ....................             258,880
                                                                 --------------
                                                                      2,383,611
                                                                 --------------
                  FEDERAL NATIONAL
                  MORTGAGE ASSOCIATION - 23.94%
        375,000   3.875%, 07/15/08 ........................             368,746
        280,000   4.125%, 05/15/10 ........................             273,504
        300,000   5.500%, 03/15/11 ........................             307,522
        150,000   4.375%, 03/15/13 ........................             145,698
        350,000   5.000%, 03/15/16 ........................             351,902
         98,907   6.000%, 10/01/16,
                    Pool # 611322 .........................             100,572
         87,830   5.500%, 01/01/17,
                    Pool # 623107 .........................              88,192
        224,675   5.500%, 04/01/17,
                    Pool # 254259 .........................             225,490
        171,643   6.000%, 06/01/17,
                    Pool # 254342 .........................             174,538
        423,753   5.500%, 11/01/17,
                    Pool # 659589 .........................             425,291
        598,026   5.000%, 05/01/19,
                    Pool # 255274 .........................             590,005
        377,601   5.000%, 09/01/19,
                    Pool # 788070 .........................             372,856

                                                                     MARKET
PAR VALUE                                                            VALUE
---------                                                        --------------

                  FEDERAL NATIONAL
                  MORTGAGE ASSOCIATION (CONTINUED)
$        98,940   6.500%, 03/01/32,
                    Pool # 254239 .........................      $      101,386
         72,771   7.000%, 04/01/32, Pool # 545556 .........              75,169
        123,710   6.500%, 10/01/32, Pool # 254479 .........             126,769
        312,210   4.660%, 02/01/33,
                    Pool # 682778, ARM(b) .................             308,744
        484,400   3.725%, 05/01/33,
                    Pool # 703979, ARM(b) .................             479,927
        668,968   5.000%, 10/01/33, Pool # 749179 .........             647,709
         79,973   6.000%, 02/01/34, Pool # 725162 .........              80,673
        386,528   3.001%, 07/01/34,
                    Pool # 786027, ARM(b) .................             383,924
        221,036   6.000%, 09/01/34, Pool # 794267 .........             222,770
        321,091   6.000%, 11/01/34, Pool # 735060 .........             323,609
        263,083   4.734%, 01/01/35,
                    Pool # 819685, ARM(b) .................             260,363
        522,742   5.000%, 05/01/35, Pool # 826641 .........             505,027
                                                                 --------------
                                                                      6,940,386
                                                                 --------------
                  GOVERNMENT NATIONAL
                  MORTGAGE ASSOCIATION - 3.22%
        319,660   4.287%, 01/16/30,
                    Series 2005-52, Class A, CMO ..........             314,101
        195,844   3.963%, 05/16/30,
                    Series 2005-76, Class A, CMO ..........             190,846
         70,345   6.500%, 05/15/32, Pool # 584389 .........              72,457
        358,128   4.919%, 09/16/34,
                    Series 2005-29, Class AB, CMO .........             355,364
                                                                 --------------
                                                                        932,768
                                                                 --------------
                  U.S. TREASURY INFLATION INDEX NOTE - 0.84%
        234,114   3.500%, 01/15/11 ........................             243,597
                                                                 --------------
                  U.S. TREASURY NOTES - 2.09%
        220,000   4.250%, 11/15/14 ........................             214,973
        200,000   4.125%, 05/15/15 ........................             193,445
        200,000   4.000%, 04/15/10 ........................             196,352
                                                                 --------------
                                                                        604,770
                                                                 --------------
                  TOTAL U.S. GOVERNMENT AND
                    AGENCY OBLIGATIONS
                    (Cost $11,701,167) ....................          11,559,191
                                                                 --------------

NON-AGENCY MORTGAGE-BACKED SECURITIES - 5.87%

        348,671   BEAR STEARNS ASSET BACKED SECURITIES,
                    Series 2003-AC5, Class A2, CMO
                    5.000%, 10/25/33 ......................             339,679
        391,952   Chase Mortgage Finance,
                    Series 2003-S2, Class A1, CMO
                    5.000%, 03/25/18 (c) ..................             386,965
         52,362   Master Asset Securitization Trust,
                    Series 2002-8, Class 1A2, CMO
                    5.250%, 12/25/17 (c) ..................              51,879
        192,550   Washington Mutual,
                    Series 2002-S8, Class 2A7, CMO
                    5.250%, 01/25/18 (c) ..................             190,143
                  Wells Fargo Mortgage Backed
                    Securities Trust,
        294,432     Series 2003K,
                    Class 1A2, CMO, ARM
                    4.488%, 11/25/33 (b) (c) ..............             281,919
        471,055     Series 2003L,
                    Class 1A2, CMO, ARM
                    4.569%, 11/25/33 (b) ..................             451,035
                                                                 --------------
                  TOTAL NON-AGENCY
                    MORTGAGE-BACKED SECURITIES
                    (Cost $1,753,284) .....................           1,701,620
                                                                 --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 53

Aston Funds

TCH INVESTMENT GRADE BOND FUND                                  OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                     MARKET
PAR VALUE                                                            VALUE
---------                                                        --------------
ASSET-BACKED SECURITIES - 2.29%

$       339,367   Drive Auto Receivables Trust
                    Series 2005-2, Class A2
                    4.120%, 01/15/10 (d) ..................      $      337,326
        333,999   WFS Financial Owner Trust Series,
                    Series 2004-1, Class A4
                    2.810%, 08/22/11 ......................             327,618
                                                                 --------------
                  TOTAL ASSET-BACKED SECURITIES
                    (Cost $665,451)........................             664,944
                                                                 --------------

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.04%

        143,268   General Electric Capital
                    Commercial Mortgage,
                    Series 2001-1, Class A1
                    6.079%, 05/15/33 ......................             145,723
        445,000   LB Commercial Mortgage Trust,
                    Series 2004-C4, Class A3
                    4.983%, 06/15/29 (b) ..................             446,882
                                                                 --------------
                  TOTAL COMMERCIAL MORTGAGE-
                    BACKED SECURITIES
                    (Cost $624,659) .......................             592,605
                                                                 --------------

MUNICIPAL SECURITY - 1.07%

                  ILLINOIS - 1.07%
        335,000   Illinois State, GO
                    4.350%, 06/01/18 ......................             309,999
                                                                 --------------
                  TOTAL MUNICIPAL SECURITY
                    (Cost $334,879) .......................             309,999
                                                                 --------------
 SHARES
---------
INVESTMENT COMPANY - 4.68%

      1,356,394   BlackRock Liquidity Funds
                    TempCash Portfolio ....................           1,356,394
                                                                 --------------
                  TOTAL INVESTMENT COMPANY
                    (Cost $1,356,394) .....................           1,356,394
                                                                 --------------
TOTAL INVESTMENTS - 99.47%
   (Cost $29,303,710)* ....................................          28,833,617
                                                                 --------------
NET OTHER ASSETS AND LIABILITIES - 0.53% ..................             153,306
                                                                 --------------
NET ASSETS - 100.00% ......................................      $   28,986,923
                                                                 ==============

_____________________________
        *   Aggregate cost for Federal income tax purposes is $29,531,344.

      Gross unrealized appreciation .......................      $       78,463
      Gross unrealized depreciation .......................            (776,190)
                                                                 --------------
      Net unrealized depreciation .........................      $     (697,727)
                                                                 ==============

      (a) Floating rate note. The interest rate shown reflects the rate in effect at October 31, 2006.

      (b) Adjustable Rate Mortgage. The interest rate shown reflects the rate in effect at October 31, 2006.

      (c) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.

      (d) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security is purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2006, this security amounted to $337,326 or 1.16% of net assets. This security has been determined by the Adviser to be a liquid security.

      ARM   Adjustable Rate Mortgage
      CMO   Collateralized Mortgage Obligation
       GO   General Obligation
      MTN   Medium Term Note

PORTFOLIO COMPOSITION

Investment Company ........................................                   5%
U.S. Government Obligations ...............................                   3%
U.S. Government Agency Obligations ........................                  37%
Corporate Notes and Bonds (Moody's Ratings - unaudited)
  Aaa .....................................................                  12%
  Aa ......................................................                   7%
  A .......................................................                  19%
  Baa .....................................................                  16%
  Ba ......................................................                   1%
                                                                            ---
                                                                            100%
                                                                            ===

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 54

Aston Funds

ABN AMRO HIGH YIELD BOND FUND                                   OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

BASIC INDUSTRIES                              14%
SERVICES CYCLICALS                            14%
OTHER CORPORATE NOTES AND BONDS               13%
MEDIA                                         13%
ENERGY                                        12%
CAPITAL GOODS                                  9%
TELECOMMUNICATIONS                             8%
UTILITIES                                      6%
CONSUMER CYCLICALS                             6%
CASH AND OTHER NET ASSETS                      5%

% OF TOTAL NET ASSETS

                                                                     MARKET
PAR VALUE                                                            VALUE
---------                                                        --------------
CORPORATE NOTES AND BONDS - 94.15%

                  BASIC INDUSTRIES - 13.91%
$       200,000   BaseII AF SCA, Senior Notes
                    8.375%, 08/15/15 (a) ..................      $      204,000
        200,000   Cascades, Senior Notes
                    7.250%, 02/15/13 ......................             197,000
        125,000   Century Aluminum
                    7.500%, 08/15/14 ......................             125,312
        100,000   Domtar
                    7.875%, 10/15/11 ......................             102,625
        375,000   Equistar Chemical Funding
                    10.125%, 09/01/08 .....................             399,375
        250,000   Ethyl, Senior Notes
                    8.875%, 05/01/10 ......................             261,250
        200,000   FMG Finance Pty, Secured
                    10.625%, 09/01/16 (a) .................             198,000
        100,000   Ineos Group Holdings
                    8.500%, 02/15/16 (a) ..................              96,750
        200,000   IPSCO, Senior Notes
                    8.750%, 06/01/13 ......................             214,000
        150,000   KI Holdings, Senior Discount Notes
                    9.601%, 11/15/14 (b) ..................             114,750
        188,000   Koppers
                    9.875%, 10/15/13 ......................             203,980
        125,000   Lyondell Chemical
                    8.250%, 09/15/16 ......................             129,375
        150,000   Methanex, Senior Notes
                    8.750%, 08/15/12 ......................             162,375
        250,000   Neenah Paper, Senior Notes
                    7.375%, 11/15/14 ......................             238,750
        125,000   Novelis, Senior Notes
                    7.250%, 02/15/15 (a) ..................             120,000
        100,000   P.H. Glatfelter
                    7.125%, 05/01/16 (a) ..................             100,207
         75,000   United States Steel, Senior Notes
                    10.750%, 08/01/08 .....................              81,188
                                                                 --------------
                                                                      2,948,937
                                                                 --------------

                                                                     MARKET
PAR VALUE                                                            VALUE
---------                                                        --------------

                  CAPITAL GOODS - 8.98%
$       300,000   Building Materials, Senior Notes,
                    Series B
                    8.000%, 10/15/07 ......................      $      301,500
        125,000   Case New Holland
                    7.125%, 03/01/14 ......................             126,562
        125,000   DRS Technologies,
                    Senior Subordinated Notes
                    6.875%, 11/01/13 ......................             125,625
        175,000   Greif, Senior Subordinated Notes
                    8.875%, 08/01/12 ......................             184,625
        200,000   L-3 Communications,
                    Senior Subordinated Notes
                    7.625%, 06/15/12 ......................             208,750
        250,000   Owens-Brockway Glass Container,
                    Secured
                    8.750%, 11/15/12 ......................             265,000
                  Smurfit-Stone Container,
                    Senior Notes
        168,000     9.750%, 02/01/11 ......................             174,090
         50,000     8.375%, 07/01/12 ......................              49,000
        175,000   Trinity Industries, Senior Notes
                    6.500%, 03/15/14 ......................             172,594
        300,000   Westinghouse Air Brake,
                    Senior Notes
                    6.875%, 07/31/13 ......................             296,250
                                                                 --------------
                                                                      1,903,996
                                                                 --------------
                  CONSUMER CYCLICALS - 6.23%
         50,000   ArvinMeritor, Senior Unsecured Notes
                    8.125%, 09/15/15 ......................              46,875
         75,000   AutoNation
                    7.000%, 04/15/14 ......................              75,000
        175,000   Church & Dwight,
                    Senior Subordinated Notes
                    6.000%, 12/15/12 ......................             168,219
        125,000   Couche-Tard US Finance,
                    Senior Subordinated Notes
                    7.500%, 12/15/13 ......................             128,750
                  Ford Motor Credit
        100,000     6.625%, 06/16/08 ......................              98,149
        300,000     9.824%, 04/15/12 (c) ..................             313,290
        200,000   General Motors Acceptance
                    6.750%, 12/01/14 ......................             198,592
        100,000   Scotts Miracle-Gro, Senior
                    Subordinated Notes
                    6.625%, 11/15/13 ......................              99,250
        175,000   TRW Automotive, Senior
                    Subordinated Notes
                    11.000%, 02/15/13 .....................             192,937
                                                                 --------------
                                                                      1,321,062
                                                                 --------------
                  CONSUMER NON-CYCLICALS - 3.52%
                  Constellation Brands
        125,000     7.250%, 09/01/16 ......................             127,656
        150,000     Series B
                    8.125%, 01/15/12 ......................             156,375
         50,000   Constellation Brands, Series B
                    8.000%, 02/15/08 ......................              51,313
        175,000   Dean Foods
                    7.000%, 06/01/16 ......................             177,844
                  Smithfield Foods, Senior Notes
         50,000     7.000%, 08/01/11 ......................              50,688
        175,000     Series B
                    7.750%, 05/15/13 ......................             181,562
                                                                 --------------
                                                                        745,438
                                                                 --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 55

Aston Funds

ABN AMRO HIGH YIELD BOND FUND                                   OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                     MARKET
PAR VALUE                                                            VALUE
---------                                                        --------------

                  ENERGY - 11.70%
$       225,000   ANR Pipeline, Debentures
                    9.625%, 11/01/21 ......................      $      281,149
        125,000   Basic Energy Services
                    7.125%, 04/15/16 ......................             119,688
        175,000   Bluewater Finance
                    10.250%, 02/15/12 .....................             179,375
         75,000   Chaparral Energy
                    8.500%, 12/01/15 ......................              75,188
                  Chesapeake Energy
        125,000     7.625%, 07/15/13 ......................             130,156
        100,000     6.500%, 08/15/17 ......................              94,750
         50,000     6.250%, 01/15/18 ......................              47,625
         25,000     Senior Notes
                    7.500%, 09/15/13 ......................              25,719
        125,000   El Paso Performance-Link
                    7.750%, 07/15/11 (a) ..................             130,000
                  Massey Energy
        175,000     6.875%, 12/15/13 ......................             164,937
        125,000     Senior Notes
                    6.625%, 11/15/10 ......................             124,375
        150,000   Ocean Rig Norway, Senior Notes
                    8.375%, 07/01/13 (a) ..................             158,813
        100,000   SESI, Senior Notes
                    6.875%, 06/01/14 (a) ..................              99,750
        150,000   Southern Natural Gas
                    8.875%, 03/15/10 ......................             158,324
         50,000   Southern Star Central
                    6.750%, 03/01/16 ......................              49,875
        250,000   Stone Energy, Senior Notes
                    8.124%, 07/15/10 (c)(a) ...............             249,687
        200,000   Western Oil Sands, Secured
                    8.375%, 05/01/12 ......................             216,000
        100,000   Whiting Petroleum
                    7.000%, 02/01/14 ......................              99,000
         75,000   Williams Companies, Debentures,
                    Series A
                    7.500%, 01/15/31 ......................              76,500
                                                                 --------------
                                                                      2,480,911
                                                                 --------------
                  MEDIA - 12.52%
         50,000   Cablevision Systems, Senior Notes,
                    Series B
                    9.870%, 04/01/09 (c) ..................              52,625
        225,000   CCH I, Secured
                    11.000%, 10/01/15 .....................             217,969
        200,000   Charter Communications Holdings II
                    Senior Notes
                    10.250%, 09/15/10 .....................             207,500
         75,000   Clarke American, Senior Notes
                    11.750%, 12/15/13 .....................              78,750
                  CSC Holdings, Senior Notes
        125,000     7.250%, 07/15/08 ......................             127,031
        150,000     Series B
                    8.125%, 07/15/09 ......................             155,437
        130,000   Dex Media East/Dex Media East Finance
                    12.125%, 11/15/12 .....................             145,275
        100,000   EchoStar DBS, Senior Notes
                    5.750%, 10/01/08 ......................              99,625
        175,000   Houghton Mifflin
                    Senior Subordinated Notes
                    9.875%, 02/01/13 ......................             188,344
        125,000   Lamar Media
                    Senior Subordinated Notes
                    6.625%, 08/15/15 (a) ..................             120,937

                                                                     MARKET
PAR VALUE                                                            VALUE
---------                                                        --------------

                  MEDIA (CONINUED)
$       125,000   LIN Television, Senior
                    Subordinated Notes
                    6.500%, 05/15/13 ......................      $      119,219
                  NTL Cable, Senior Notes
        200,000     8.750%, 04/15/14 ......................             211,250
         75,000     9.125%, 08/15/16 ......................              79,219
        125,000   Radio One, Series B
                    8.875%, 07/01/11 ......................             129,062
                  RH Donnelley
         25,000     10.875%, 12/15/12 .....................              27,469
         75,000     Senior Discount Notes, Series A-1
                    6.875%, 01/15/13 ......................              70,969
         75,000     Senior Discount Notes, Series A-2
                    6.875%, 01/15/13 ......................              70,969
        100,000   RH Donnelly Finance
                    10.875%, 12/15/12 (a) .................             109,875
                  Shaw Communications
                    Senior Notes
         75,000     8.250%, 04/11/10 ......................              79,406
        100,000     7.200%, 12/15/11 ......................             103,250
        250,000   Sinclair Broadcast Group,
                    Senior Subordinated Notes
                    8.000%, 03/15/12 ......................             258,750
                                                                 --------------
                                                                      2,652,931
                                                                 --------------
                  REAL ESTATE - 1.84%
                  American Real Estate Partners
        150,000     Senior Notes
                    8.125%, 06/01/12 (d) ..................             154,125
         75,000     Senior Unsecured Notes
                    7.125%, 02/15/13 (d) ..................              75,188
        150,000   CBRE Escrow, Senior Notes
                    9.750%, 05/15/10 ......................             160,500
                                                                 --------------
                                                                        389,813
                                                                 --------------
                  SERVICES CYCLICALS - 14.24%
         25,000   Ashtead Capital
                    9.000%, 08/15/16 (a) ..................              26,438
        100,000   Ashtead Holdings, Secured
                    8.625%, 08/01/15 (a) ..................             103,000
         50,000   Caesars Entertainment
                    Senior Subordinated Notes
                    8.875%, 09/15/08 ......................              52,188
        300,000   CHC Helicopter, Senior
                    Subordinated Notes
                    7.375%, 05/01/14 ......................             288,000
        150,000   Chukchansi Economic
                    Development Authority,
                    Senior Notes
                    8.000%, 11/15/13 (a) ..................             156,750
         75,000   D.R. Horton
                    Senior Subordinated Notes
                    9.750%, 09/15/10 ......................              83,071
         50,000   French Lick Resorts & Casinos
                    10.750%, 04/15/14 (a) .................              46,250
        125,000   FTI Consulting
                    7.625%, 06/15/13 ......................             128,437
        100,000   Hertz, Senior Subordinated Notes
                    10.500%, 01/01/16 (a) .................             110,250
        225,000   KB HOME
                    6.375%, 08/15/11 ......................             222,623
                  Mandalay Resort Group
        150,000     Senior Subordinated Debentures
                    7.625%, 07/15/13 ......................             147,187
        125,000     Senior Subordinated Notes
                    9.375%, 02/15/10 ......................             133,437

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 56

Aston Funds

ABN AMRO HIGH YIELD BOND FUND                                   OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                     MARKET
PAR VALUE                                                            VALUE
---------                                                        --------------

                  SERVICES CYCLICALS (CONTINUED)
                  MGM MIRAGE
$        25,000     8.375%, 02/01/11 ......................      $       26,094
         50,000     Debentures
                    7.250%, 08/01/17 ......................              48,750
         50,000   Mirage Resorts
                    6.875%, 04/01/16 ......................              47,750
        200,000   Phi, Senior Notes
                    7.125%, 04/15/13 (a) ..................             190,000
         50,000   Pokagon Gaming Authority,
                    Senior Notes
                    10.375%, 06/15/14 (a) .................              53,875
        100,000   SAC Holdings, Senior Notes
                    8.500%, 03/15/14 ......................              99,500
        125,000   Six Flags, Senior Notes
                    8.875%, 02/01/10 ......................             121,875
        175,000   Speedway Motorsports
                    Senior Subordinated Notes
                    6.750%, 06/01/13 ......................             174,125
                  Station Casinos
         75,000     Senior Notes
                    6.000%, 04/01/12 ......................              71,906
        150,000     Senior Subordinated Notes
                    6.500%, 02/01/14 ......................             137,625
        125,000   Travelport
                    Senior Subordinated Notes
                    11.875%, 09/01/16 (a) .................             123,750
        125,000   Turning Stone Casino Resort
                    Enterprise, Senior Notes
                    9.125%, 09/15/14 (a) ..................             127,812
        175,000   United Rentals, North America,
                    Senior Notes
                    6.500%, 02/15/12 ......................             171,500
        125,000   West Corp.
                    Senior Subordinated Notes
                    11.000%, 10/15/16 (a) .................             125,938
                                                                 --------------
                                                                      3,018,131
                                                                 --------------
                  SERVICES NON-CYCLICALS - 5.05%
        150,000   Bio-Rad Laboratories
                    Senior Subordinated Notes
                    7.500%, 08/15/13 ......................             155,250
        200,000   Coventry Health Care, Senior Notes
                    8.125%, 02/15/12 ......................             209,000
        300,000   Fresenius Medical Capital Trust II
                    7.875%, 02/01/08 ......................             306,000
        225,000   HCA, Senior Unsecured Notes
                    8.750%, 09/01/10 ......................             227,813
        175,000   Omnicare. Senior Subordinated Notes
                    6.875%, 12/15/15 ......................             172,375
                                                                 --------------
                                                                      1,070,438
                                                                 --------------
                  TECHNOLOGY AND ELECTRONICS - 2.75%
         75,000   Freescale Semiconductor, Senior Notes
                    7.125%, 07/15/14 ......................              80,438
        250,000   NXP BV/NXP Funding, Secured
                    7.875%, 10/15/14 (a) ..................             255,000
        125,000   Sensata Technologies
                    8.000%, 05/01/14 (a) ..................             121,250
        125,000   STATS ChipPac
                    7.500%, 07/19/10 ......................             126,250
                                                                 --------------
                                                                        582,938
                                                                 --------------

                                                                     MARKET
PAR VALUE                                                            VALUE
---------                                                        --------------

                  TELECOMMUNICATIONS - 7.76%
                  Citizens Communications,
                    Senior Notes
$       125,000     9.250%, 05/15/11 ......................      $      139,219
         75,000     9.000%, 08/15/31 ......................              81,844
        200,000   INTELSAT Bermuda Ltd, Senior Notes
                    8.250%, 01/15/13 ......................             204,750
        125,000   Nextel Communications,
                    Senior Notes, Series E
                    6.875%, 10/31/13 ......................             127,860
        150,000   Nordic Telecommunications Co.
                    Holdings, Senior Notes
                    8.875%, 05/01/16 (a) ..................             157,875
         50,000   PanAmSat, Senior Secured Notes
                    6.375%, 01/15/08 ......................              50,125
         75,000   Qwest Communications, Series B
                    7.500%, 02/15/14 ......................              76,875
        275,000   Qwest, Senior Notes
                    8.640%, 06/15/13 (c) ..................             297,687
        275,000   Rogers Wireless, Senior Notes
                    9.625%, 05/01/11 ......................             312,812
        175,000   Wind Acquistion Finance SA
                    10.750%, 12/01/15 (a) .................             195,344
                                                                 --------------
                                                                      1,644,391
                                                                 --------------
                  UTILITIES - 5.65%
        292,500   Homer City Funding, SLOB
                    8.137%, 10/01/19 ......................             315,900
        100,000   MSW Energy Holdings/MSW Energy
                    Finance
                    8.500%, 09/01/10 ......................             104,000
        130,000   Nevada Power, Second Mortgage
                    9.000%, 08/15/13 ......................             141,836
        200,000   NRG Energy
                    Senior Notes
                    7.250%, 02/01/14 ......................             202,750
         75,000   Reliant Energy, Secured
                    9.500%, 07/15/13 ......................              78,937
         50,000   Sierra Pacific Resources,
                    Senior Notes
                    8.625%, 03/15/14 ......................              54,434
        150,000   Teco Energy
                    7.200%, 05/01/11 ......................             156,750
        150,000   TXU, Senior Notes, Series P
                    5.550%, 11/15/14 ......................             143,666
                                                                 --------------
                                                                      1,198,273
                                                                 --------------
                  TOTAL CORPORATE NOTES AND BONDS
                    (Cost $19,863,274) ....................          19,957,259
                                                                 --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 57

Aston Funds

ABN AMRO HIGH YIELD BOND FUND                                   OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                     MARKET
SHARES                                                               VALUE
------                                                           --------------

INVESTMENT COMPANY - 4.84%

      1,025,151   BlackRock Liquidity Funds
                    TempCash Portfolio ....................      $    1,025,151
                                                                 --------------
                  TOTAL INVESTMENT COMPANY
                    (Cost $1,025,151) .....................           1,025,151
                                                                 --------------
TOTAL INVESTMENTS - 98.99%
   (Cost $20,888,425)* ....................................          20,982,410
                                                                 --------------
NET OTHER ASSETS AND LIABILITIES - 1.01% ..................             214,671
                                                                 --------------
NET ASSETS - 100.00% ......................................      $   21,197,081
                                                                 ==============

_____________________________
        *   Aggregate cost for Federal income tax purposes is $21,058,336.

      Gross unrealized appreciation .......................      $       83,426
      Gross unrealized depreciation .......................            (159,352)
                                                                 --------------
      Net unrealized depreciation .........................      $      (75,926)
                                                                 ==============

      (a) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in transactions exempt from registration, to qualified institutional buyers. At October 31, 2006, these securities amounted to $3,381,552 or 15.95% of net assets. These securities have been determined by the Adviser to be liquid securities.

      (b) Step Coupon. A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods until maturity. Interest rate presented represents annualized yield at time of purchase. The bond pays a zero coupon for the 1 st period (ending 11/15/14) and then a higher coupon until maturity.

      (c) Variable rate bonds. The interest rates shown reflect the rates in effect at October 31, 2006.

      (d)   Limited Partnership

     SLOB   Secured Lease Obligation Bond

PORTFOLIO COMPOSITION

Investment Company ........................................                   5%
Corporate Notes and Bonds (Moody's Ratings - unaudited)
  Baa .....................................................                   2%
  Ba ......................................................                  46%
  B .......................................................                  43%
  Caa .....................................................                   4%
                                                                            ---
                                                                            100%
                                                                            ===

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 58

Aston Funds

MCDONNELL MUNICIPAL BOND FUND                                   OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

EDUCATION                                     42%
GENERAL OBLIGATIONS BONDS                     14%
UTILITIES                                     13%
TRANSPORTATION                                10%
MEDICAL                                        5%
CASH AND OTHER NET ASSETS                      5%
WATER                                          4%
POLLUTION                                      3%
OTHER MUNICIPAL SECURITIES                     4%

% OF TOTAL NET ASSETS

                                                                     MARKET
PAR VALUE                                                            VALUE
---------                                                        --------------

MUNICIPAL SECURITIES - 95.43%

                  ALABAMA - 2.63%
$     1,000,000   Birmingham Industrial Water Board
                    Industrial Water Supply RB,
                    Partially Pre-refunded 01/01/07
                    6.000%, 07/01/07 (a) ..................      $    1,016,800
                                                                 --------------
                  COLORADO - 2.84%
      1,000,000   Colorado Department of
                    Transportation RB, Federal
                    Highway Grant Anticipation
                    Notes, Series A
                    5.500%, 06/15/12
                    Insured: MBIA .........................           1,097,400
                                                                 --------------

                  DISTRICT OF COLUMBIA - 1.79%
        640,000   District of Columbia RB,
                    Smithsonian Institute, Series A
                    Pre-refunded 11/01/10
                    5.375%, 11/01/15 ......................             689,197
                                                                 --------------

                  FLORIDA - 1.94%
        750,000   Palm Beach County
                    Health Facilities Authority RB,
                    Abbey DelRay South Project
                    5.500%, 10/01/11 (a) ..................             750,540
                                                                 --------------

                  GEORGIA - 2.83%
        500,000   Cartersville Development Authority
                    Water & Wastewater Facilities RB,
                    Anheuser-Busch, Series A, AMT
                    7.375%, 05/01/09 ......................             539,065
        300,000   Fulton County School District, GO
                    6.375%, 05/01/11 ......................             335,052
        200,000   State of Georgia, GO,
                    Series D
                    6.700%, 08/01/09 ......................             216,540
                                                                 --------------
                                                                      1,090,657
                                                                 --------------

                                                                     MARKET
PAR VALUE                                                            VALUE
---------                                                        --------------

                  IDAHO - 3.28%
$     1,000,000   Idaho Health Facilities Authority RB,
                    IHC Hospitals, ETM
                    6.650%, 02/15/21 (a) ..................      $    1,265,170
                                                                 --------------
                  ILLINOIS - 11.35%
        250,000   Chicago Public Building Commission RB,
                    School Reform Board, Series B
                    5.250%, 12/01/18
                    Insured: FGIC .........................             284,063
        375,000   DuPage County, Jail Project, GO
                    5.600%, 01/01/21 ......................             427,751
      1,000,000   Illinois Development Finance Authority
                    RB, Lincoln Way Community
                    5.700%, 01/01/18
                    Insured: FGIC .........................           1,165,520
        405,000   Illinois State Sales Tax RB, First Series
                    5.250%, 06/15/19 ......................             458,193
      1,000,000   Lake County Township High School
                    District No. 113,
                    Highland Park, GO
                    8.800%, 12/01/09 ......................           1,148,600
        785,000   University of Illinois RB, Auxiliary
                    Facilities Systems, Series B
                    5.500%, 04/01/17
                    Insured: FGIC .........................             895,936
                                                                 --------------
                                                                      4,380,063
                                                                 --------------
                  INDIANA - 2.12%
        700,000   Indianapolis Public Improvement RB,
                    Series B
                    6.000%, 01/10/20 ......................             818,349
                                                                 --------------
                  KANSAS - 9.58%
      2,500,000   Burlington Environmental
                    Improvement RB,
                    Kansas City Power &
                    Light Project, Series B,
                    Mandatory Put 10/01/07
                    4.750%, 09/01/15 (b) ..................           2,515,200
      1,020,000   Butler & Sedgwick Counties
                    Unified School District No. 385,
                    Andover, GO
                    6.000%, 09/01/14
                    Insured: FSA ..........................           1,180,364
                                                                 --------------
                                                                      3,695,564
                                                                 --------------
                  MICHIGAN - 1.19%
        400,000   Michigan Municipal Bond
                    Authority RB Drinking Water
                    Revolving Fund
                    5.500%, 10/01/16 ......................             457,844
                                                                 --------------
                  NEVADA - 8.11%
      1,000,000   Clark County PCR,
                    Southern California Edison
                    Series C, Remarketed, AMT
                    3.250%, 06/01/31 (b) ..................             977,130
      1,010,000   Nevada State Highway Improvement RB,
                    Motor Vehicle Fuel Tax
                    5.000%, 12/01/11
                    Insured: MBIA .........................           1,074,094
      1,000,000   Nevada System Higher Education
                    Universities RB, Series B
                    5.000%, 07/01/13
                    Insured: AMBAC ........................           1,077,920
                                                                 --------------
                                                                      3,129,144
                                                                 --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 59
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MCDONNELL MUNICIPAL BOND FUND                                   OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                     MARKET
PAR VALUE                                                            VALUE
---------                                                        --------------

                  NEW HAMPSHIRE - 2.88%
$     1,000,000   Manchester School Facilities RB,
                    Pre-refunded 06/01/13
                    5.500%, 06/01/23
                    Insured: MBIA .........................      $    1,110,370
                                                                 --------------
                  OHIO - 2.78%
      1,000,000   Cincinnati Ohio School District, GO
                    5.000%, 06/01/14
                    Insured: FSA ..........................           1,072,960
                                                                 --------------
                  SOUTH CAROLINA - 2.83%
      1,000,000   Beaufort County School District
                    Series A, GO
                    5.000%, 03/01/15
                    Insured: SCSDE ........................           1,091,640
                                                                 --------------

                  TENNESSEE - 2.80%
      1,000,000   State of Tennessee, Series A, GO
                    5.000%, 05/01/13 ......................           1,080,430
                                                                 --------------
                  TEXAS - 23.94%
      1,090,000   Belton Independent School District, GO
                    5.000%, 02/15/13 (a)
                    Guaranteed: PSF .......................           1,171,903
      1,000,000   Dallas Waterworks & Sewer System RB,
                    Refunding and Improvement, Series A
                    5.000%, 10/01/12 ......................           1,072,260
        480,000   Frisco Independent School District, GO
                    7.000%, 08/15/10
                    Guaranteed: PSF .......................             537,206
        200,000   Humble Independent School District
                    Series II, GO
                    5.500%, 02/15/10
                    Insured: PSF ..........................             211,976
      1,065,000   Killeen Independent School District, GO
                    5.000%, 02/15/16
                    Guaranteed: PSF .......................           1,154,247
      1,000,000   Leander Independent School District,
                    School Building, GO
                    5.000%, 08/15/12 (a)
                    Guaranteed: PSF .......................           1,071,910
        550,000   Plano Independent School District, GO
                    5.000%, 02/15/09
                    Guaranteed: PSF .......................             567,072
      1,000,000   San Marcos Consolidated Independent
                    School District, GO
                    5.250%, 08/01/19
                    Guaranteed: PSF .......................           1,105,610
        500,000   Texas Municipal Power Agency RB,
                    Series E
                    5.500%, 09/01/10
                    Insured: MBIA .........................             534,400
        715,000   Texas State Turnpike Authority
                    Central Texas Turnpike System RB,
                    BAN, Second Tier
                    5.000%, 06/01/08 ......................             730,859
      1,000,000   University of Texas RB,
                    Financing System, Series B
                    5.250%, 08/15/12 ......................           1,083,770
                                                                 --------------
                                                                      9,241,213
                                                                 --------------

                                                                     MARKET
PAR VALUE                                                            VALUE
---------                                                        --------------

                  UTAH - 0.79%
$       300,000   Intermountain Power Agency
                    Power Supply RB, Series E
                    6.250%, 07/01/07
                    Insured: FSA ..........................      $      305,190
                                                                 --------------
                  VIRGINIA - 5.47%
      1,000,000   Roanoke Public Improvement,
                    Series B, GO
                    5.000%, 02/01/19
                    Insured: State Aid Withholding ........           1,086,350
      1,000,000   Virginia Commonwealth Transportation
                    Board RB, Federal Highway
                    Reimbursement
                    5.000%, 10/01/08 ......................           1,026,720
                                                                 --------------
                                                                      2,113,070
                                                                 --------------
                  WASHINGTON - 2.48%
        500,000   Port of Seattle Special
                    Facilities RB, Seattle-Tacoma
                    Fuel Facilities, AMT
                    5.000%, 06/01/11
                    Insured: MBIA .........................             525,405
        400,000   Thurston County, GO
                    Tumwater School District No. 033
                    5.000%, 12/01/13
                    Insured: FSA ..........................             432,368
                                                                 --------------
                                                                        957,773
                                                                 --------------
                  WISCONSIN - 3.80%
      1,345,000   State of Wisconsin, Series 3, GO
                    5.300%, 11/01/12
                    Insured: MBIA-IBC .....................           1,468,054
                                                                 --------------
                  TOTAL MUNICIPAL SECURITIES
                    (Cost $35,689,653) ....................          36,831,428
                                                                 --------------

 SHARES
---------

INVESTMENT COMPANIES - 5.27%

      1,970,099   Blackrock Provident Institutional
                    MuniCash Portfolio ....................           1,970,099
         62,130   Blackrock Provident Institutional
                    MuniFund Portfolio ....................              62,130
                                                                 --------------
                  TOTAL INVESTMENT COMPANIES
                    (Cost $2,032,229) .....................           2,032,229
                                                                 --------------
TOTAL INVESTMENTS - 100.70%
   (Cost $37,721,882)* ....................................          38,863,657
                                                                 --------------
NET OTHER ASSETS AND LIABILITIES - (0.70)% ................            (268,503)
                                                                 --------------
NET ASSETS - 100.00% ......................................      $   38,595,154
                                                                 ==============

_____________________________
        * At October 31, 2006, cost is identical for book and Federal income tax purposes.

      Gross unrealized appreciation .......................      $    1,272,538
      Gross unrealized depreciation .......................            (130,763)
                                                                 --------------
      Net unrealized appreciation .........................      $    1,141,775
                                                                 ==============

      (a) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.

      (b) Variable rate bonds. The interest rates shown reflect the rates in effect at October 31, 2006.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 60
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Aston Funds

MCDONNELL MUNICIPAL BOND FUND                                   OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

AMBAC    American Municipal Board Assurance Corp.
  AMT    Alternative Minimum Tax
  BAN    Bond Anticipation Note
  ETM    Escrowed to Maturity
 FGIC    Financial Guaranty Insurance Co.
  FSA    Financial Security Assurance, Inc.
   GO    General Obligation
  IBC    Insured Bond Certificate
 MBIA    MBIA Insurance Corp.
  PCR    Pollution Control Revenue
  PSF    Permanent School Fund
   RB    Revenue Bond

PORTFOLIO COMPOSITION

Investment Companies ......................................                   5%
Municipal Securities (Moody's Ratings - unaudited)
  Aaa .....................................................                  63%
  Aa ......................................................                  20%
  A .......................................................                  10%
  NR ......................................................                   2%
                                                                            ---
                                                                            100%
                                                                            ===

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 61
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Aston Funds

ABN AMRO INVESTOR MONEY MARKET FUND                             OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

REPURCHASE AGREEMENTS                         88%
ASSET-BACKED                                   7%
CERTIFICATES OF DEPOSIT                        4%
CASH AND OTHER NET ASSETS                      1%

% OF TOTAL NET ASSETS

                                                                   AMORTIZED
PAR VALUE                                                             COST
---------                                                        --------------

COMMERCIAL PAPER (a) - 7.05%

                  ASSET-BACKED (b) - 7.05%
$     3,000,000   Barton Capital
                    5.301%, 11/01/06 ......................      $    3,000,000
      3,000,000   Galaxy Funding
                    5.331%, 12/18/06 ......................           2,979,398
                                                                 --------------
                                                                      5,979,398
                                                                 --------------
                  TOTAL COMMERCIAL PAPER
                    (Cost $5,979,398)......................           5,979,398
                                                                 --------------

CERTIFICATES OF DEPOSIT - 3.54%
      3,000,000   Regions Bank
                    5.310%, 12/14/06 ......................           3,000,000
                                                                 --------------
                  TOTAL CERTIFICATES OF DEPOSIT
                    (Cost $3,000,000) .....................           3,000,000
                                                                 --------------

REPURCHASE AGREEMENTS - 88.47%
     30,000,000   Barclays Capital, 5.29%,
                    dated 10/31/06, matures
                    11/01/06, repurchase price
                    $30,004,408, (collateralized
                    by U.S. Government Agency
                    Instrument, with interest
                    rate of 4.500%, maturing
                    2020, total market
                    value $30,600,000)
                    5.290%, 11/01/06 ......................          30,000,000
     15,000,000   Deutsche Bank Securities, 5.300%,
                    dated 10/31/06, matures
                    11/01/06, repurchase price
                    $15,002,208 (collateralized
                    by U.S. Government Agency
                    Instruments, with interest
                    rates of 5.6360% to 6.000%
                    and maturing 2036, total
                    market value $15,300,000)
                    5.300%, 11/01/06 ......................          15,000,000


                                                                   AMORTIZED
PAR VALUE                                                             COST
---------                                                        --------------

REPURCHASE AGREEMENTS (CONTINUED)

$    30,000,000   Merrill Lynch, 5.2700%,
                    dated 10/31/06, matures
                    11/01/2006. repurchase price
                    $30,004,392, (collateralized
                    by U.S. Treasury Instrument,
                    with interest rate of 4.8750%,
                    maturing 08/15/16, total market
                    value $30,600,524)
                    5.270%, 11/01/06 ......................      $   30,000,000
                                                                 --------------
                  TOTAL REPURCHASE AGREEMENTS
                    (Cost $75,000,000) ....................          75,000,000
                                                                 --------------
 SHARES
---------

INVESTMENT COMPANY - 1.20%

      1,016,888   BlackRock Liquidity Funds
                    TempFund Portfolio ....................           1,016,888
                                                                 --------------
                  TOTAL INVESTMENT COMPANY
                    (Cost $1,016,888) .....................           1,016,888
                                                                 --------------
TOTAL INVESTMENTS - 100.26%
   (Cost $84,996,286)* ....................................          84,996,286
                                                                 --------------
NET OTHER ASSETS AND LIABILITIES - (0.26)% ................            (218,745)
                                                                 --------------
NET ASSETS - 100.00% ......................................      $   84,777,541
                                                                 ==============

_____________________________
        * At October 31, 2006, cost is identical for book and Federal income tax purposes.

      (a)   Annualized yield at the time of purchase.

      (b) Securities exempt from registration under section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in an exempt transaction to qualified institutional buyers. At October 31, 2006, these securities amounted to $5,979,398 or 7.05% of net assets. These securities have been determined by the Adviser to be liquid securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 62
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                                                                            | 63
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                                                                OCTOBER 31, 2006

STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                                                                            RIVER ROAD
                                                                              DYNAMIC          ABN AMRO           MONTAG
                                                                           EQUITY INCOME        GROWTH          & CALDWELL
                                                                               FUND              FUND           GROWTH FUND
                                                                          ---------------   ---------------   ---------------
ASSETS:
Investments:
        Investments at cost ...........................................   $    15,484,094   $   804,295,203   $ 1,792,264,143
        Net unrealized appreciation ...................................         1,058,769       101,098,605       304,455,219
                                                                          ---------------   ---------------   ---------------
          Total investments at value ..................................        16,542,863       905,393,808     2,096,719,362
Cash ..................................................................           308,734                --                --
Receivables:
        Dividends and interest ........................................            38,721           151,712         1,917,371
        Dividend reclaims .............................................               328                --                --
        Fund shares sold ..............................................           234,605           328,262         2,565,731
        Investments and foreign currency sold .........................            27,921         4,968,853         6,977,628
        Due from Adviser, net (Note G) ................................            29,442                --                --
Other assets ..........................................................                41             9,069            17,964
                                                                          ---------------   ---------------   ---------------
          Total assets ................................................        17,182,655       910,851,704     2,108,198,056
                                                                          ---------------   ---------------   ---------------
LIABILITIES:
Payables:
        Dividend distribution .........................................             1,026                --                --
        Investments and foreign currency purchased ....................           646,709                --                --
        Fund shares redeemed ..........................................           583,916         1,542,005        12,913,395
        Due to Adviser, net (Note G) ..................................                --           545,596         1,199,709
        Administration fees (Note G) ..................................             1,961            40,746            91,207
        Distribution fees (Note G) ....................................               982            27,986            52,749
        Audit and tax fees ............................................            10,776            16,429            19,729
        Transfer agent fees ...........................................               135                --           135,230
        Trustees fees and related expenses (Note G) ...................               239            43,960            32,496
Accrued expenses and other payables ...................................            37,582           106,672           277,618
                                                                          ---------------   ---------------   ---------------
          Total liabilities ...........................................         1,283,326         2,323,394        14,722,133
                                                                          ---------------   ---------------   ---------------
NET ASSETS ............................................................   $    15,899,329   $   908,528,310   $ 2,093,475,923
                                                                          ===============   ===============   ===============
NET ASSETS CONSIST OF:
    Paid in capital ...................................................   $    14,605,076   $   747,090,227   $ 1,783,395,110
    Accumulated undistributed net investment income ...................            10,547           291,976           598,903
    Accumulated net realized gain (loss) on investments ...............           224,877        60,047,502         5,026,691
    Net unrealized appreciation on investments and translation of
        assets and liabilities in foreign currency ....................         1,058,829       101,098,605       304,455,219
                                                                          ---------------   ---------------   ---------------
        TOTAL NET ASSETS ..............................................   $    15,899,329   $   908,528,310   $ 2,093,475,923
                                                                          ===============   ===============   ===============
CLASS N:
    Net Assets ........................................................   $    15,899,329   $   446,883,556   $   846,100,134
    Shares of beneficial interest outstanding (unlimited authorization)         1,346,308        19,580,466        33,635,737
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) .............................   $         11.81   $         22.82   $         25.15
                                                                          ===============   ===============   ===============
CLASS I:
    Net Assets ........................................................   $            --   $   459,965,446   $ 1,246,682,943
    Shares of beneficial interest outstanding (unlimited authorization)                --        19,877,155        49,402,175
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) .............................   $            --   $         23.14   $         25.24
                                                                          ===============   ===============   ===============
CLASS R:
    Net Assets ........................................................   $            --   $     1,679,308   $       692,846
    Shares of beneficial interest outstanding (unlimited authorization)                --            74,168            27,674
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) .............................   $            --   $         22.64   $         25.04
                                                                          ===============   ===============   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 64
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Aston Funds

--------------------------------------------------------------------------------

                                                                            TAMRO LARGE          VALUE        VEREDUS SELECT
                                                                          CAP VALUE FUND         FUND           GROWTH FUND
                                                                          ---------------   ---------------   ---------------
ASSETS:
Investments:
        Investments at cost ...........................................   $    13,130,336   $   270,903,116   $    32,301,365
        Net unrealized appreciation ...................................         2,637,060        79,125,119         2,602,632
                                                                          ---------------   ---------------   ---------------
          Total investments at value ..................................        15,767,396       350,028,235        34,903,997
Cash ..................................................................                --                --                --
Receivables:
        Dividends and interest ........................................             8,256           366,299            17,121
        Dividend reclaims .............................................                --                --                --
        Fund shares sold ..............................................                54           590,208            48,341
        Investments and foreign currency sold .........................           299,392         3,825,912           792,156
        Due from Adviser, net (Note G) ................................                --                --            39,610
Other assets ..........................................................               158            47,076               126
                                                                          ---------------   ---------------   ---------------
          Total assets ................................................        16,075,256       354,857,730        35,801,351
                                                                          ---------------   ---------------   ---------------
LIABILITIES:
Payables:
        Dividend distribution .........................................                --                --                --
        Investments and foreign currency purchased ....................           181,266         2,666,828                --
        Fund shares redeemed ..........................................             5,500           434,288            27,427
        Due to Adviser, net (Note G) ..................................            10,714           203,995                --
        Administration fees (Note G) ..................................             1,870            16,467             2,669
        Distribution fees (Note G) ....................................               976             6,430             2,144
        Audit and tax fees ............................................             2,870            11,336            10,737
        Transfer agent fees ...........................................             3,488             3,877             7,222
        Trustees fees and related expenses (Note G) ...................               242             5,519               563
Accrued expenses and other payables ...................................             4,661            23,034            48,145
                                                                          ---------------   ---------------   ---------------
          Total liabilities ...........................................           211,587         3,371,774            98,907
                                                                          ---------------   ---------------   ---------------
NET ASSETS ............................................................   $    15,863,669   $   351,485,956   $    35,702,444
                                                                          ===============   ===============   ===============
NET ASSETS CONSIST OF:
    Paid in capital ...................................................   $    11,426,965   $   258,643,400   $    33,436,674
    Accumulated undistributed net investment income ...................                --           328,210                --
    Accumulated net realized gain (loss) on investments ...............         1,799,644        13,389,227          (336,862)
    Net unrealized appreciation on investments and translation of
        assets and liabilities in foreign currency ....................         2,637,060        79,125,119         2,602,632
                                                                          ---------------   ---------------   ---------------
        TOTAL NET ASSETS ..............................................   $    15,863,669   $   351,485,956   $    35,702,444
                                                                          ===============   ===============   ===============
CLASS N:
    Net Assets ........................................................   $    15,863,669   $   103,819,299   $    34,686,956
    Shares of beneficial interest outstanding (unlimited authorization)         1,140,232         7,381,954         2,652,683
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) .............................   $         13.91   $         14.06   $         13.08
                                                                          ===============   ===============   ===============
CLASS I:
    Net Assets ........................................................   $            --   $   247,666,657   $     1,015,488
    Shares of beneficial interest outstanding (unlimited authorization)                --        17,600,216            77,614
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) .............................   $            --   $         14.07   $         13.08
                                                                          ===============   ===============   ===============
CLASS R:
    Net Assets ........................................................   $            --   $            --   $            --
    Shares of beneficial interest outstanding (unlimited authorization)                --                --                --
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) .............................   $            --   $            --   $            --
                                                                          ===============   ===============   ===============

                                                                              OPTIMUM          ABN AMRO
                                                                              MID CAP       MID CAP GROWTH
                                                                               FUND              FUND
                                                                          ---------------   ---------------
ASSETS:
Investments:
        Investments at cost ...........................................   $   545,009,826   $     1,150,500
        Net unrealized appreciation ...................................       113,264,911             4,584
                                                                          ---------------   ---------------
          Total investments at value ..................................       658,274,737         1,155,084
Cash ..................................................................                --                --
Receivables:
        Dividends and interest ........................................           326,058               405
        Dividend reclaims .............................................             2,327                --
        Fund shares sold ..............................................           798,420                --
        Investments and foreign currency sold .........................         3,636,739                --
        Due from Adviser, net (Note G) ................................                --             9,834
Other assets ..........................................................             4,598                 8
                                                                          ---------------   ---------------
          Total assets ................................................       663,042,879         1,165,331
                                                                          ---------------   ---------------
LIABILITIES:
Payables:
        Dividend distribution .........................................                --                --
        Investments and foreign currency purchased ....................         2,136,838                --
        Fund shares redeemed ..........................................           696,734                --
        Due to Adviser, net (Note G) ..................................           408,746                --
        Administration fees (Note G) ..................................            29,326             1,217
        Distribution fees (Note G) ....................................            35,569                71
        Audit and tax fees ............................................            12,499            10,776
        Transfer agent fees ...........................................            70,214             1,419
        Trustees fees and related expenses (Note G) ...................            10,210                19
Accrued expenses and other payables ...................................            81,971            12,438
                                                                          ---------------   ---------------
          Total liabilities ...........................................         3,482,107            25,940
                                                                          ---------------   ---------------
NET ASSETS ............................................................   $   659,560,772   $     1,139,391
                                                                          ===============   ===============
NET ASSETS CONSIST OF:
    Paid in capital ...................................................   $   501,471,264   $     1,134,807
    Accumulated undistributed net investment income ...................                --                --
    Accumulated net realized gain (loss) on investments ...............        44,824,597                --
    Net unrealized appreciation on investments and translation of
        assets and liabilities in foreign currency ....................       113,264,911             4,584
                                                                          ---------------   ---------------
        TOTAL NET ASSETS ..............................................   $   659,560,772   $     1,139,391
                                                                          ===============   ===============
CLASS N:
    Net Assets ........................................................   $   577,891,253   $     1,139,391
    Shares of beneficial interest outstanding (unlimited authorization)        21,274,968           113,859
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) .............................   $         27.16   $         10.01
                                                                          ===============   ===============
CLASS I:
    Net Assets ........................................................   $    81,669,519   $            --
    Shares of beneficial interest outstanding (unlimited authorization)         2,987,118                --
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) .............................   $         27.34   $            --
                                                                          ===============   ===============
CLASS R:
    Net Assets ........................................................   $            --   $            --
    Shares of beneficial interest outstanding (unlimited authorization)                --                --
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) .............................   $            --   $            --
                                                                          ===============   ===============

                                                                            RIVER ROAD
                                                                          SMALL CAP VALUE     TAMRO SMALL
                                                                               FUND            CAP FUND
                                                                          ---------------   ---------------
ASSETS:
Investments:
        Investments at cost ...........................................   $   159,486,875   $   198,244,492
        Net unrealized appreciation ...................................        10,118,508        47,950,832
                                                                          ---------------   ---------------
          Total investments at value ..................................       169,605,383       246,195,324
Cash ..................................................................         2,974,001                --
Receivables:
        Dividends and interest ........................................           167,207            75,807
        Dividend reclaims .............................................                --                --
        Fund shares sold ..............................................         2,017,013           834,145
        Investments and foreign currency sold .........................           466,538                --
        Due from Adviser, net (Note G) ................................             8,497                --
Other assets ..........................................................                69            11,705
                                                                          ---------------   ---------------
          Total assets ................................................       175,238,708       247,116,981
                                                                          ---------------   ---------------
LIABILITIES:
Payables:
        Dividend distribution .........................................                --                --
        Investments and foreign currency purchased ....................         7,255,696           137,986
        Fund shares redeemed ..........................................           372,102           279,949
        Due to Adviser, net (Note G) ..................................                --           139,151
        Administration fees (Note G) ..................................             8,103            11,351
        Distribution fees (Note G) ....................................            10,070            11,153
        Audit and tax fees ............................................            45,563            11,006
        Transfer agent fees ...........................................            10,495            31,568
        Trustees fees and related expenses (Note G) ...................             2,513             3,716
Accrued expenses and other payables ...................................            96,437            47,120
                                                                          ---------------   ---------------
          Total liabilities ...........................................         7,800,979           673,000
                                                                          ---------------   ---------------
NET ASSETS ............................................................   $   167,437,729   $   246,443,981
                                                                          ===============   ===============
NET ASSETS CONSIST OF:
    Paid in capital ...................................................   $   155,271,710   $   183,419,406
    Accumulated undistributed net investment income ...................           246,479           252,356
    Accumulated net realized gain (loss) on investments ...............         1,801,032        14,821,387
    Net unrealized appreciation on investments and translation of
        assets and liabilities in foreign currency ....................        10,118,508        47,950,832
                                                                          ---------------   ---------------
        TOTAL NET ASSETS ..............................................   $   167,437,729   $   246,443,981
                                                                          ===============   ===============
CLASS N:
    Net Assets ........................................................   $   167,437,729   $   182,462,390
    Shares of beneficial interest outstanding (unlimited authorization)        12,438,083         9,250,258
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) .............................   $         13.46   $         19.73
                                                                          ===============   ===============
CLASS I:
    Net Assets ........................................................   $            --   $    63,981,591
    Shares of beneficial interest outstanding (unlimited authorization)                --         3,225,997
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) .............................   $            --   $         19.83
                                                                          ===============   ===============
CLASS R:
    Net Assets ........................................................   $            --   $            --
    Shares of beneficial interest outstanding (unlimited authorization)                --                --
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) .............................   $            --   $            --
                                                                          ===============   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 65

Aston Funds

                                                                OCTOBER 31, 2006

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED

--------------------------------------------------------------------------------

                                                                              VEREDUS          ABN AMRO
                                                                            AGGRESSIVE        REAL ESTATE         VEREDUS
                                                                            GROWTH FUND          FUND          SCITECH FUND
                                                                          ---------------   ---------------   ---------------
ASSETS:
Investments:
        Investments at cost ...........................................   $   486,123,394   $    89,060,297   $     3,291,951
        Repurchase agreements .........................................                --                --                --
        Net unrealized appreciation (depreciation) ....................        27,738,457        28,868,012           143,727
                                                                          ---------------   ---------------   ---------------
          Total investments at value ..................................       513,861,851       117,928,309         3,435,678
Cash ..................................................................                --           116,480                --
Foreign currency (Cost $108,394) ......................................                --           107,675                --
Receivables:
        Dividends and interest ........................................            15,126            28,903             1,185
        Fund shares sold ..............................................           777,511           485,833                --
        Investments and foreign currency sold .........................        13,069,018         3,046,297            10,420
Other assets ..........................................................             6,713            16,708             5,443
                                                                          ---------------   ---------------   ---------------
          Total assets ................................................       527,730,219       121,730,205         3,452,726
                                                                          ---------------   ---------------   ---------------
LIABILITIES:
Payables:
        Line of Credit (Note H) .......................................         1,129,067                --                --
        Dividend distribution .........................................                --                --                --
        Investments and foreign currency purchased ....................         4,207,557         2,866,967            20,125
        Fund shares redeemed ..........................................         3,953,100           203,260             5,700
        Due to Adviser, net (Note G) ..................................           458,919            97,479             2,483
        Administration fees (Note G) ..................................            24,452             6,115             1,298
        Distribution fees (Note G) ....................................            23,208             4,411               214
        Audit and tax fees ............................................            13,253             7,975             7,791
        Transfer agent fees ...........................................            42,205             4,886             1,927
        Trustees fees and related expenses (Note G) ...................             8,351             1,818                55
Accrued expenses and other payables ...................................            60,088             5,913             4,130
                                                                          ---------------   ---------------   ---------------
          Total liabilities ...........................................         9,920,200         3,198,824            43,723
                                                                          ---------------   ---------------   ---------------
NET ASSETS ............................................................   $   517,810,019   $   118,531,381   $     3,409,003
                                                                          ===============   ===============   ===============
NET ASSETS CONSIST OF:
    Paid in capital ...................................................   $   461,993,993   $    63,838,926   $     4,684,265
    Accumulated undistributed (distribution in excess of) net
       investment income ..............................................                --               719                --
    Accumulated net realized gain (loss) on investments ...............        28,077,569        25,824,803        (1,418,989)
    Net unrealized appreciation (depreciation) on investments and
       translation of assets and liabilities in foreign currency ......        27,738,457        28,866,933           143,727
                                                                          ---------------   ---------------   ---------------
        TOTAL NET ASSETS ..............................................   $   517,810,019   $   118,531,381   $     3,409,003
                                                                          ===============   ===============   ===============
CLASS N:
    Net Assets ........................................................   $   367,113,316   $    72,506,477   $     3,409,003
    Shares of beneficial interest outstanding (unlimited authorization)        19,909,750         3,627,038           465,413
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) .............................   $         18.44   $         19.99   $          7.32
                                                                          ===============   ===============   ===============
CLASS I:
    Net Assets ........................................................   $   150,696,703   $    46,024,904   $            --
    Shares of beneficial interest outstanding (unlimited authorization)         8,056,333         2,301,766                --
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) .............................   $         18.71   $         20.00   $            --
                                                                          ===============   ===============   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 66

Aston Funds

--------------------------------------------------------------------------------

                                                                                                MONTAG           TCH FIXED
                                                                             BALANCED         & CALDWELL          INCOME
                                                                               FUND          BALANCED FUND         FUND
                                                                          ---------------   ---------------   ---------------
ASSETS:
Investments:
        Investments at cost ...........................................   $    53,960,326   $    27,972,390   $   120,020,987
        Repurchase agreements .........................................                --                --                --
        Net unrealized appreciation (depreciation) ....................         6,272,686         2,888,892          (134,752)
                                                                          ---------------   ---------------   ---------------
          Total investments at value ..................................        60,233,012        30,861,282       119,886,235
Cash ..................................................................                --                --                --
Foreign currency (Cost $108,394) ......................................                --                --                --
Receivables:
        Dividends and interest ........................................           198,509           151,660         1,126,229
        Fund shares sold ..............................................            36,358             1,246             5,008
        Investments and foreign currency sold .........................           992,958            32,170                --
Other assets ..........................................................            10,979            16,364             1,359
                                                                          ---------------   ---------------   ---------------
          Total assets ................................................        61,471,816        31,062,722       121,018,831
                                                                          ---------------   ---------------   ---------------
LIABILITIES:
Payables:
        Line of Credit (Note H) .......................................                --                --                --
        Dividend distribution .........................................                --                --           119,721
        Investments and foreign currency purchased ....................                --                --                --
        Fund shares redeemed ..........................................           566,010            24,731           573,896
        Due to Adviser, net (Note G) ..................................            36,917            20,015            56,776
        Administration fees (Note G) ..................................             4,551             2,733             6,995
        Distribution fees (Note G) ....................................             3,450             1,445             4,726
        Audit and tax fees ............................................            11,817            11,021             4,033
        Transfer agent fees ...........................................             9,231             2,225             3,385
        Trustees fees and related expenses (Note G) ...................               957               475             1,876
Accrued expenses and other payables ...................................             7,649             4,571             3,546
                                                                          ---------------   ---------------   ---------------
          Total liabilities ...........................................           640,582            67,216           774,954
                                                                          ---------------   ---------------   ---------------
NET ASSETS ............................................................   $    60,831,234   $    30,995,506   $   120,243,877
                                                                          ===============   ===============   ===============
NET ASSETS CONSIST OF:
    Paid in capital ...................................................   $    37,605,027   $    38,423,230   $   128,466,141
    Accumulated undistributed (distribution in excess of) net
       investment income ..............................................            (2,930)         (426,703)         (657,646)
    Accumulated net realized gain (loss) on investments ...............        16,956,451        (9,889,913)       (7,429,866)
    Net unrealized appreciation (depreciation) on investments and
       translation of assets and liabilities in foreign currency ......         6,272,686         2,888,892          (134,752)
                                                                          ---------------   ---------------   ---------------
        TOTAL NET ASSETS ..............................................   $    60,831,234   $    30,995,506   $   120,243,877
                                                                          ===============   ===============   ===============
CLASS N:
    Net Assets ........................................................   $    60,831,234   $    23,355,178   $    77,095,986
    Shares of beneficial interest outstanding (unlimited authorization)         5,712,184         1,357,001         8,016,370
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) .............................   $         10.65   $         17.21   $          9.62
                                                                          ===============   ===============   ===============
CLASS I:
    Net Assets ........................................................   $            --   $     7,640,328   $    43,147,891
    Shares of beneficial interest outstanding (unlimited authorization)                --           444,382         4,486,815
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) .............................   $            --   $         17.19   $          9.62
                                                                          ===============   ===============   ===============

                                                                          TCH INVESTMENT       ABN AMRO
                                                                            GRADE BOND        HIGH YIELD
                                                                               FUND            BOND FUND
                                                                          ---------------   ---------------
ASSETS:
Investments:
        Investments at cost ...........................................   $    29,303,710   $    20,888,425
        Repurchase agreements .........................................                --                --
        Net unrealized appreciation (depreciation) ....................          (470,093)           93,985
                                                                          ---------------   ---------------
          Total investments at value ..................................        28,833,617        20,982,410
Cash ..................................................................                --                --
Foreign currency (Cost $108,394) ......................................                --                --
Receivables:
        Dividends and interest ........................................           257,610           426,301
        Fund shares sold ..............................................                --             1,850
        Investments and foreign currency sold .........................                --           236,119
Other assets ..........................................................             9,562             5,360
                                                                          ---------------   ---------------
          Total assets ................................................        29,100,789        21,652,040
                                                                          ---------------   ---------------
LIABILITIES:
Payables:
        Line of Credit (Note H) .......................................                --                --
        Dividend distribution .........................................            57,390           128,101
        Investments and foreign currency purchased ....................                --           301,052
        Fund shares redeemed ..........................................            22,966               498
        Due to Adviser, net (Note G) ..................................            12,701             5,183
        Administration fees (Note G) ..................................             3,111             3,242
        Distribution fees (Note G) ....................................               179               329
        Audit and tax fees ............................................            10,894            10,830
        Transfer agent fees ...........................................             3,189             3,125
        Trustees fees and related expenses (Note G) ...................               437               335
Accrued expenses and other payables ...................................             2,999             2,264
                                                                          ---------------   ---------------
          Total liabilities ...........................................           113,866           454,959
                                                                          ---------------   ---------------
NET ASSETS ............................................................   $    28,986,923   $    21,197,081
                                                                          ===============   ===============
NET ASSETS CONSIST OF:
    Paid in capital ...................................................   $    30,463,286   $    21,486,312
    Accumulated undistributed (distribution in excess of) net
       investment income ..............................................          (222,744)         (153,279)
    Accumulated net realized gain (loss) on investments ...............          (783,526)         (229,937)
    Net unrealized appreciation (depreciation) on investments and
       translation of assets and liabilities in foreign currency ......          (470,093)           93,985
                                                                          ---------------   ---------------
        TOTAL NET ASSETS ..............................................   $    28,986,923   $    21,197,081
                                                                          ===============   ===============
CLASS N:
    Net Assets ........................................................   $     2,897,371   $     5,308,317
    Shares of beneficial interest outstanding (unlimited authorization)           316,849           537,742
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) .............................   $          9.14   $          9.87
                                                                          ===============   ===============
CLASS I:
    Net Assets ........................................................   $    26,089,552   $    15,888,764
    Shares of beneficial interest outstanding (unlimited authorization)         2,853,198         1,609,925
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) .............................   $          9.14   $          9.87
                                                                          ===============   ===============

                                                                             McDONNELL         ABN AMRO
                                                                             MUNICIPAL      INVESTOR MONEY
                                                                             BOND FUND        MARKET FUND
                                                                          ---------------   ---------------
ASSETS:
Investments:
        Investments at cost ...........................................   $    37,721,882   $     9,996,286
        Repurchase agreements .........................................                --        75,000,000
        Net unrealized appreciation (depreciation) ....................         1,141,775                --
                                                                          ---------------   ---------------
          Total investments at value ..................................        38,863,657        84,996,286
Cash ..................................................................                --                --
Foreign currency (Cost $108,394) ......................................                --                --
Receivables:
        Dividends and interest ........................................           537,720            35,635
        Fund shares sold ..............................................             4,110             1,157
        Investments and foreign currency sold .........................                --                --
Other assets ..........................................................            13,227             3,817
                                                                          ---------------   ---------------
          Total assets ................................................        39,418,714        85,036,895
                                                                          ---------------   ---------------
LIABILITIES:
Payables:
        Line of Credit (Note H) .......................................                --                --
        Dividend distribution .........................................            54,366           150,737
        Investments and foreign currency purchased ....................                --                --
        Fund shares redeemed ..........................................           721,992            45,338
        Due to Adviser, net (Note G) ..................................            20,044            28,499
        Administration fees (Note G) ..................................             3,097             4,630
        Distribution fees (Note G) ....................................                --                --
        Audit and tax fees ............................................             4,973            11,215
        Transfer agent fees ...........................................            12,775             6,065
        Trustees fees and related expenses (Note G) ...................               601             1,309
Accrued expenses and other payables ...................................             5,712            11,561
                                                                          ---------------   ---------------
          Total liabilities ...........................................           823,560           259,354
                                                                          ---------------   ---------------
NET ASSETS ............................................................   $    38,595,154   $    84,777,541
                                                                          ===============   ===============
NET ASSETS CONSIST OF:
    Paid in capital ...................................................   $    37,573,532   $    84,777,541
    Accumulated undistributed (distribution in excess of) net
       investment income ..............................................                --                --
    Accumulated net realized gain (loss) on investments ...............          (120,153)               --
    Net unrealized appreciation (depreciation) on investments and
       translation of assets and liabilities in foreign currency ......         1,141,775                --
                                                                          ---------------   ---------------
        TOTAL NET ASSETS ..............................................   $    38,595,154   $    84,777,541
                                                                          ===============   ===============
CLASS N:
    Net Assets ........................................................   $    38,595,154   $    84,777,541
    Shares of beneficial interest outstanding (unlimited authorization)         3,744,498        84,777,695
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) .............................   $         10.31   $          1.00
                                                                          ===============   ===============
CLASS I:
    Net Assets ........................................................   $            --   $            --
    Shares of beneficial interest outstanding (unlimited authorization)                --                --
        NET ASSET VALUE Offering and redemption price per share
          (Net Assets/Shares Outstanding) .............................   $            --   $            --
                                                                          ===============   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 67

Aston Funds

FOR THE YEAR ENDED OCTOBER 31, 2006

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                                                                            RIVER ROAD
                                                                              DYNAMIC          ABN AMRO           MONTAG
                                                                           EQUITY INCOME        GROWTH          & CALDWELL
                                                                               FUND              FUND           GROWTH FUND
                                                                          ---------------   ---------------   ---------------
INVESTMENT INCOME:
     Dividends ........................................................   $       401,855   $    11,741,970   $    31,397,468
     Less: foreign taxes withheld .....................................            (6,073)               --                --
     Interest .........................................................             2,535                --                --
                                                                          ---------------   ---------------   ---------------
      Total investment income .........................................           398,317        11,741,970        31,397,468
                                                                          ---------------   ---------------   ---------------
EXPENSES:
     Investment advisory fees (Note G) ................................            53,131         7,425,844        15,701,539
     Distribution expenses(a) (Note G) ................................            18,975         1,520,765         2,247,309
     Transfer agent fees (Note G) .....................................            17,695           461,888           758,629
     Administration fees (Note G) .....................................            20,248           548,612         1,198,337
     Registration expenses ............................................            53,291            99,267           142,429
     Custodian fees ...................................................             4,861            49,494           101,313
     Audit and tax fees ...............................................            15,954            29,942            42,702
     Legal fees .......................................................               275            42,268           102,389
     Reports to shareholder expense ...................................             1,564            60,234           232,868
     Trustees fees and related expenses (Note G) ......................               437            47,084           104,059
     Interest expense (Note H) ........................................                --             2,089               423
     Other expenses ...................................................             1,804            68,117           198,023
                                                                          ---------------   ---------------   ---------------
      Total expenses before waivers ...................................           188,235        10,355,604        20,830,020
                                                                          ---------------   ---------------   ---------------
      Less: Investment advisory fees waived (Note G) ..................           (53,131)               --                --
      Less: Expenses reimbursed (Note G) ..............................           (36,432)               --                --
                                                                          ---------------   ---------------   ---------------
      Net expenses ....................................................            98,672        10,355,604        20,830,020
                                                                          ---------------   ---------------   ---------------

NET INVESTMENT INCOME (LOSS) ..........................................           299,645         1,386,366        10,567,448
                                                                          ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ..........................           283,071       105,651,927       178,041,946
     Net realized gain (loss) on foreign currency transactions ........            (3,169)               --                --
     Short-term capital gain distributions received ...................               479                --                --
     Long-term capital gain distributions received ....................             2,308                --                --
     Net change in unrealized appreciation (depreciation)
      on investments ..................................................         1,092,658       (40,159,133)         (542,285)
     Net change in unrealized depreciation on translation of
      assets and liabilities denominated in foreign currency ..........              (414)               --                --
                                                                          ---------------   ---------------   ---------------

     NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ..................         1,374,933        65,492,794       177,499,661
                                                                          ---------------   ---------------   ---------------

     NET INCREASE IN NET ASSETS FROM OPERATIONS .......................   $     1,674,578   $    66,879,160   $   188,067,109
                                                                          ===============   ===============   ===============

_________________________________________________
(a) Distribution expense is incurred at the Class N level for all funds except ABN AMRO Growth Fund and Montag & Caldwell Growth Fund. The distribution expense for Class N and R of the ABN AMRO Growth Fund is $1,512,389 and $8,376, respectively. The distribution expense for Class N and R of the Montag & Caldwell Growth Fund is $2,243,361 and $3,948, respectively.

(b)   ABN AMRO Mid Cap Growth Fund commenced operations on December 29, 2005.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 68

Aston Funds

--------------------------------------------------------------------------------

                                                                            TAMRO LARGE          VALUE        VEREDUS SELECT
                                                                          CAP VALUE FUND         FUND           GROWTH FUND
                                                                          ---------------   ---------------   ---------------
INVESTMENT INCOME:
     Dividends ........................................................   $       364,979   $     8,119,473   $       259,219
     Less: foreign taxes withheld .....................................            (1,063)          (34,525)           (2,008)
     Interest .........................................................                --                --            14,599
                                                                          ---------------   ---------------   ---------------
      Total investment income .........................................           363,916         8,084,948           271,810
                                                                          ---------------   ---------------   ---------------
EXPENSES:
     Investment advisory fees (Note G) ................................           153,760         2,559,423           212,039
     Distribution expenses(a) (Note G) ................................            48,050           246,200            65,917
     Transfer agent fees (Note G) .....................................            32,386            43,853            49,875
     Administration fees (Note G) .....................................            24,574           178,334            27,860
     Registration expenses ............................................            12,207                --            75,158
     Custodian fees ...................................................             4,358            24,452             4,526
     Audit and tax fees ...............................................             9,138            20,084            17,125
     Legal fees .......................................................             1,117            11,863             1,382
     Reports to shareholder expense ...................................             2,606            35,040             5,380
     Trustees fees and related expenses (Note G) ......................               843            14,869             1,306
     Interest expense (Note H) ........................................             3,032                --                --
     Other expenses ...................................................             5,027            28,426             1,516
                                                                          ---------------   ---------------   ---------------
      Total expenses before waivers ...................................           297,098         3,162,544           462,084
                                                                          ---------------   ---------------   ---------------
      Less: Investment advisory fees waived (Note G) ..................           (63,426)         (708,841)         (117,947)
      Less: Expenses reimbursed (Note G) ..............................                --                --                --
                                                                          ---------------   ---------------   ---------------
      Net expenses ....................................................           233,672         2,453,703           344,137
                                                                          ---------------   ---------------   ---------------

NET INVESTMENT INCOME (LOSS) ..........................................           130,244         5,631,245           (72,327)
                                                                          ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ..........................         2,227,972        14,234,705          (329,813)
     Net realized gain (loss) on foreign currency transactions ........                --                --                --
     Short-term capital gain distributions received ...................                --                --                --
     Long-term capital gain distributions received ....................                --                --                --
     Net change in unrealized appreciation (depreciation)
        on investments ................................................            34,338        37,592,341         2,284,821
     Net change in unrealized depreciation on translation of
      assets and liabilities denominated in foreign currency ..........                --                --                --
                                                                          ---------------   ---------------   ---------------

     NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ..................         2,262,310        51,827,046         1,955,008
                                                                          ---------------   ---------------   ---------------

     NET INCREASE IN NET ASSETS FROM OPERATIONS .......................   $     2,392,554   $    57,458,291   $     1,882,681
                                                                          ===============   ===============   ===============

                                                                              OPTIMUM          ABN AMRO
                                                                              MID CAP           MID CAP
                                                                               FUND         GROWTH FUND(b)
                                                                          ---------------   ---------------
INVESTMENT INCOME:
     Dividends ........................................................   $     7,132,544   $         4,936
     Less: foreign taxes withheld .....................................           (44,374)              (41)
     Interest .........................................................                --               492
                                                                          ---------------   ---------------
      Total investment income .........................................         7,088,170             5,387
                                                                          ---------------   ---------------
EXPENSES:
     Investment advisory fees (Note G) ................................         4,870,333             7,251
     Distribution expenses(a) (Note G) ................................         1,455,693             2,266
     Transfer agent fees (Note G) .....................................           458,027            14,241
     Administration fees (Note G) .....................................           345,396            12,598
     Registration expenses ............................................            74,772            26,075
     Custodian fees ...................................................            31,873             1,496
     Audit and tax fees ...............................................            23,809            12,901
     Legal fees .......................................................            28,338               644
     Reports to shareholder expense ...................................            68,488               318
     Trustees fees and related expenses (Note G) ......................            29,992                47
     Interest expense (Note H) ........................................            16,746                --
     Other expenses ...................................................            41,555             1,829
                                                                          ---------------   ---------------
      Total expenses before waivers ...................................         7,445,022            79,666
                                                                          ---------------   ---------------
      Less: Investment advisory fees waived (Note G) ..................                --            (7,251)
      Less: Expenses reimbursed (Note G) ..............................                --           (59,726)
                                                                          ---------------   ---------------
      Net expenses ....................................................         7,445,022            12,689
                                                                          ---------------   ---------------

NET INVESTMENT INCOME (LOSS) ..........................................          (356,852)           (7,302)
                                                                          ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ..........................        45,528,194             4,529
     Net realized gain (loss) on foreign currency transactions ........                --                --
     Short-term capital gain distributions received ...................                --                --
     Long-term capital gain distributions received ....................                --                --
     Net change in unrealized appreciation (depreciation)
        on investments ................................................        80,422,895             4,584
     Net change in unrealized depreciation on translation of
      assets and liabilities denominated in foreign currency ..........                --                --
                                                                          ---------------   ---------------

     NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ..................       125,951,089             9,113
                                                                          ---------------   ---------------

     NET INCREASE IN NET ASSETS FROM OPERATIONS .......................   $   125,594,237   $         1,811
                                                                          ===============   ===============

                                                                            RIVER ROAD
                                                                          SMALL CAP VALUE     TAMRO SMALL
                                                                               FUND            CAP FUND
                                                                          ---------------   ---------------
INVESTMENT INCOME:
     Dividends ........................................................   $       850,472   $     1,683,514
     Less: foreign taxes withheld .....................................            (1,901)               --
     Interest .........................................................            55,605                --
                                                                          ---------------   ---------------
      Total investment income .........................................           904,176         1,683,514
                                                                          ---------------   ---------------
EXPENSES:
     Investment advisory fees (Note G) ................................           399,699         1,668,134
     Distribution expenses(a) (Note G) ................................           111,027           375,143
     Transfer agent fees (Note G) .....................................            48,836           218,313
     Administration fees (Note G) .....................................            38,910           108,629
     Registration expenses ............................................            84,738            76,809
     Custodian fees ...................................................            20,551             8,720
     Audit and tax fees ...............................................            51,115            18,609
     Legal fees .......................................................            11,785             1,064
     Reports to shareholder expense ...................................            16,715            22,816
     Trustees fees and related expenses (Note G) ......................             3,299             8,858
     Interest expense (Note H) ........................................                --                --
     Other expenses ...................................................             5,680            13,591
                                                                          ---------------   ---------------
      Total expenses before waivers ...................................           792,355         2,520,686
                                                                          ---------------   ---------------
      Less: Investment advisory fees waived (Note G) ..................          (157,761)         (220,883)
      Less: Expenses reimbursed (Note G) ..............................                --                --
                                                                          ---------------   ---------------
      Net expenses ....................................................           634,594         2,299,803
                                                                          ---------------   ---------------

NET INVESTMENT INCOME (LOSS) ..........................................           269,582          (616,289)
                                                                          ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ..........................         1,832,309        15,842,217
     Net realized gain (loss) on foreign currency transactions ........               833                --
     Short-term capital gain distributions received ...................                --                --
     Long-term capital gain distributions received ....................                --                --
     Net change in unrealized appreciation (depreciation)
        on investments ................................................        10,022,179        26,581,227
     Net change in unrealized depreciation on translation of
      assets and liabilities denominated in foreign currency ..........                --                --
                                                                          ---------------   ---------------

     NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS ..................        11,855,321        42,423,444
                                                                          ---------------   ---------------

     NET INCREASE IN NET ASSETS FROM OPERATIONS .......................   $    12,124,903   $    41,807,155
                                                                          ===============   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 69

Aston Funds

FOR THE YEAR ENDED OCTOBER 31, 2006

STATEMENT OF OPERATIONS - CONTINUED

--------------------------------------------------------------------------------

                                                                              VEREDUS          ABN AMRO
                                                                            AGGRESSIVE        REAL ESTATE         VEREDUS
                                                                            GROWTH FUND          FUND          SCITECH FUND
                                                                          ---------------   ---------------   ---------------
INVESTMENT INCOME:
     Dividends ........................................................   $     1,759,497   $     3,366,427   $        17,956
     Less: foreign taxes withheld .....................................                --           (49,644)             (471)
     Interest .........................................................                --                --               597
                                                                          ---------------   ---------------   ---------------
      Total investment income .........................................         1,759,497         3,316,783            18,082
                                                                          ---------------   ---------------   ---------------
EXPENSES:
     Investment advisory fees (Note G) ................................         6,741,085         1,025,806            42,652
     Distribution expenses (Note G) ...................................         1,265,937           153,246            10,663
     Transfer agent fees (Note G) .....................................           384,833            50,808            22,045
     Administration fees (Note G) .....................................           355,134            68,247            16,775
     Registration expenses ............................................            51,549            24,353            13,092
     Custodian fees ...................................................            37,305             9,555             6,144
     Audit and tax fees ...............................................            24,344            14,977            13,957
     Legal fees .......................................................            28,246             4,021               321
     Reports to shareholder expense ...................................            75,159            29,495             1,450
     Trustees fees and related expenses (Note G) ......................            29,179             4,819               189
     Interest expense (Note H) ........................................             8,940             1,097                --
     Other expenses ...................................................            50,239            10,282             3,655
                                                                          ---------------   ---------------   ---------------
      Total expenses before waivers ...................................         9,051,950         1,396,706           130,943
                                                                          ---------------   ---------------   ---------------
      Less: Investment advisory fees waived (Note G) ..................                --           (94,064)          (42,652)
      Less: Expenses reimbursed (Note G) ..............................                --                --           (20,047)
                                                                          ---------------   ---------------   ---------------
      Net expenses ....................................................         9,051,950         1,302,642            68,244
                                                                          ---------------   ---------------   ---------------

NET INVESTMENT INCOME (LOSS) ..........................................        (7,292,453)        2,014,141           (50,162)
                                                                          ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ..........................       105,379,858        24,131,386           567,029
     Net realized loss on foreign currency transactions ...............                --           (56,841)               --
     Net change in unrealized appreciation (depreciation)
        on investments ................................................       (92,919,094)        7,994,698          (342,388)
     Net change in unrealized depreciation on translation of assets and
       liabilities denominated in foreign currency ....................                --              (951)               --
                                                                          ---------------   ---------------   ---------------

     NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...........        12,460,764        32,068,292           224,641
                                                                          ---------------   ---------------   ---------------

     NET INCREASE IN NET ASSETS FROM OPERATIONS .......................   $     5,168,311   $    34,082,433   $       174,479
                                                                          ===============   ===============   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 70

Aston Funds

--------------------------------------------------------------------------------


                                                                                                MONTAG
                                                                             BALANCED         & CALDWELL         TCH FIXED
                                                                               FUND          BALANCED FUND      INCOME FUND
                                                                          ---------------   ---------------   ---------------
INVESTMENT INCOME:
     Dividends ........................................................   $       754,429   $       452,311   $       180,391
     Less: foreign taxes withheld .....................................                --                --                --
     Interest .........................................................         1,532,633           732,724         8,590,523
                                                                          ---------------   ---------------   ---------------
      Total investment income .........................................         2,287,062         1,185,035         8,770,914
                                                                          ---------------   ---------------   ---------------
EXPENSES:
     Investment advisory fees (Note G) ................................           634,456           370,227           892,032
     Distribution expenses (Note G) ...................................           226,591            91,641           272,720
     Transfer agent fees (Note G) .....................................            35,488            49,638            84,576
     Administration fees (Note G) .....................................            70,737            42,670           108,809
     Registration expenses ............................................            14,090            22,562                --
     Custodian fees ...................................................            11,373             6,311            11,138
     Audit and tax fees ...............................................            18,485            17,442            11,279
     Legal fees .......................................................             4,106             2,157            10,018
     Reports to shareholder expense ...................................             4,313             5,242             5,845
     Trustees fees and related expenses (Note G) ......................             3,667             2,048             6,770
     Interest expense (Note H) ........................................             1,677             3,052             8,510
     Other expenses ...................................................            13,078            10,440            18,064
                                                                          ---------------   ---------------   ---------------
      Total expenses before waivers ...................................         1,038,061           623,430         1,429,761
                                                                          ---------------   ---------------   ---------------
      Less: Investment advisory fees waived (Note G) ..................                --                --          (353,812)
      Less: Expenses reimbursed (Note G) ..............................                --                --                --
                                                                          ---------------   ---------------   ---------------
      Net expenses ....................................................         1,038,061           623,430         1,075,949
                                                                          ---------------   ---------------   ---------------

NET INVESTMENT INCOME (LOSS) ..........................................         1,249,001           561,605         7,694,965
                                                                          ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ..........................        20,027,943         3,853,595        (4,341,385)
     Net realized loss on foreign currency transactions ...............                --                --                --
     Net change in unrealized appreciation (depreciation)
        on investments ................................................       (14,612,832)       (1,744,561)        3,074,653
     Net change in unrealized depreciation on translation of assets and
      liabilities denominated in foreign currency .....................                --                --                --
                                                                          ---------------   ---------------   ---------------

     NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...........         5,415,111         2,109,034        (1,266,732)
                                                                          ---------------   ---------------   ---------------

     NET INCREASE IN NET ASSETS FROM OPERATIONS .......................   $     6,664,112   $     2,670,639   $     6,428,233
                                                                          ===============   ===============   ===============

                                                                                TCH
                                                                            INVESTMENT         ABN AMRO
                                                                               GRADE          HIGH YIELD
                                                                             BOND FUND         BOND FUND
                                                                          ---------------   ---------------
INVESTMENT INCOME:
     Dividends ........................................................   $        42,789   $        63,185
     Less: foreign taxes withheld .....................................                --                --
     Interest .........................................................         1,450,755         1,532,004
                                                                          ---------------   ---------------
      Total investment income .........................................         1,493,544         1,595,189
                                                                          ---------------   ---------------
EXPENSES:
     Investment advisory fees (Note G) ................................           160,058            94,924
     Distribution expenses (Note G) ...................................             8,267            17,954
     Transfer agent fees (Note G) .....................................            39,346            39,639
     Administration fees (Note G) .....................................            40,173            38,375
     Registration expenses ............................................            12,186            23,801
     Custodian fees ...................................................             4,694             3,774
     Audit and tax fees ...............................................            17,265            17,132
     Legal fees .......................................................             1,252               796
     Reports to shareholder expense ...................................             1,981             1,802
     Trustees fees and related expenses (Note G) ......................             1,414               958
     Interest expense (Note H) ........................................               330                --
     Other expenses ...................................................             4,334             3,398
                                                                          ---------------   ---------------
      Total expenses before waivers ...................................           291,300           242,553
                                                                          ---------------   ---------------
      Less: Investment advisory fees waived (Note G) ..................           (77,828)          (94,924)
      Less: Expenses reimbursed (Note G) ..............................                --           (13,657)
                                                                          ---------------   ---------------
      Net expenses ....................................................           213,472           133,972
                                                                          ---------------   ---------------

NET INVESTMENT INCOME (LOSS) ..........................................         1,280,072         1,461,217
                                                                          ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ..........................          (263,296)         (101,894)
     Net realized loss on foreign currency transactions ...............                --                --
     Net change in unrealized appreciation (depreciation)
        on investments ................................................           337,978            31,808
     Net change in unrealized depreciation on translation of assets and
      liabilities denominated in foreign currency .....................                --                --
                                                                          ---------------   ---------------

     NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...........            74,682           (70,086)
                                                                          ---------------   ---------------

     NET INCREASE IN NET ASSETS FROM OPERATIONS .......................   $     1,354,754   $     1,391,131
                                                                          ===============   ===============

                                                                             McDONNELL         ABN AMRO
                                                                             MUNICIPAL      INVESTOR MONEY
                                                                             BOND FUND        MARKET FUND
                                                                          ---------------   ---------------
INVESTMENT INCOME:
     Dividends ........................................................   $        70,339   $        27,782
     Less: foreign taxes withheld .....................................                --                --
     Interest .........................................................         2,509,848         4,769,028
                                                                          ---------------   ---------------
      Total investment income .........................................         2,580,187         4,796,810
                                                                          ---------------   ---------------
EXPENSES:
     Investment advisory fees (Note G) ................................           382,920           399,969
     Distribution expenses (Note G) ...................................           118,972                --
     Transfer agent fees (Note G) .....................................            57,828            50,816
     Administration fees (Note G) .....................................            52,474            63,421
     Registration expenses ............................................            11,087            26,604
     Custodian fees ...................................................             3,623            12,974
     Audit and tax fees ...............................................            11,623            18,055
     Legal fees .......................................................             3,200             4,316
     Reports to shareholder expense ...................................            11,103             7,355
     Trustees fees and related expenses (Note G) ......................             2,621             4,309
     Interest expense (Note H) ........................................             3,643                --
     Other expenses ...................................................             6,991            25,316
                                                                          ---------------   ---------------
      Total expenses before waivers ...................................           666,085           613,135
                                                                          ---------------   ---------------
      Less: Investment advisory fees waived (Note G) ..................          (343,342)               --
      Less: Expenses reimbursed (Note G) ..............................                --                --
                                                                          ---------------   ---------------
      Net expenses ....................................................           322,743           613,135
                                                                          ---------------   ---------------

NET INVESTMENT INCOME (LOSS) ..........................................         2,257,444         4,183,675
                                                                          ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on investments ..........................          (120,153)               --
     Net realized loss on foreign currency transactions ...............                --                --
     Net change in unrealized appreciation (depreciation)
        on investments ................................................           364,364                --
     Net change in unrealized depreciation on translation of assets and
      liabilities denominated in foreign currency .....................                --                --
                                                                          ---------------   ---------------

     NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS ...........           244,211                --
                                                                          ---------------   ---------------

     NET INCREASE IN NET ASSETS FROM OPERATIONS .......................   $     2,501,655   $     4,183,675
                                                                          ===============   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 71

Aston Funds

STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                      RIVER ROAD                             ABN AMRO
                                                              DYNAMIC EQUITY INCOME FUND                   GROWTH FUND
                                                           ---------------------------------    ----------------------------------
                                                             YEAR ENDED       PERIOD ENDED
                                                             OCTOBER 31,       OCTOBER 31,            YEARS ENDED OCTOBER 31,
                                                                2006             2005(a)             2006                2005
                                                           ---------------   ---------------    ---------------    ---------------
NET ASSETS AT BEGINNING OF PERIOD ......................   $     5,325,624   $            --    $ 1,338,862,792    $ 1,321,365,915
                                                           ---------------   ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income ..............................           299,645            68,595          1,386,366          4,140,160
    Net realized gain (loss) on investments sold and
       foreign currency transactions ...................           279,902           (69,330)       105,651,927         80,212,499
    Short-term capital gain distributions received .....               479                --                 --                 --
    Long-term capital gain distributions received ......             2,308                --                 --                 --
    Net change in unrealized appreciation (depreciation)
       on investments and translation of assets and
       liabilities denominated in foreign currency .....         1,092,244           (33,415)       (40,159,133)       (22,661,147)
                                                           ---------------   ---------------    ---------------    ---------------
       Net increase (decrease) in net assets from
          operations ...................................         1,674,578           (34,150)        66,879,160         61,691,512
                                                           ---------------   ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N .........................................          (282,923)          (63,252)                --         (2,308,505)
       Class I .........................................                --                --         (1,514,894)        (1,409,891)
       Class C .........................................                --                --                 --               (183)
       Class R .........................................                --                --                 --             (1,077)
    Net realized gain on investments:
       Class N .........................................                --                --        (39,262,754)                --
       Class I .........................................                --                --        (20,962,724)                --
       Class R .........................................                --                --            (55,562)                --
                                                           ---------------   ---------------    ---------------    ---------------
          Total distributions ..........................          (282,923)          (63,252)       (61,795,934)        (3,719,656)
                                                           ---------------   ---------------    ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N .........................................        16,540,433         5,421,878         91,562,732        248,092,784
       Class I .........................................                --                --         71,772,049        206,611,083
       Class C .........................................                --                --                 --             50,291
       Class R .........................................                --                --          1,159,338            808,031
    Proceeds from reinvestment of distributions:
       Class N .........................................           118,813             2,211         35,934,679          2,045,913
       Class I .........................................                --                --         21,578,017            629,526
       Class C .........................................                --                --                 --                 70
       Class R .........................................                --                --             35,886              1,077
    Cost of shares redeemed:
       Class N .........................................        (7,477,196)           (1,063)      (570,368,704)      (362,811,752)
       Class I .........................................                --                --        (86,459,794)       (98,222,006)
       Class C .........................................                --                --                 --            (59,536)
       Class R .........................................                --                --           (631,911)          (287,584)
    Exchange(b):
       Class N .........................................                --                --                 --            382,116
       Class C .........................................                --                --                 --           (382,116)
    Redemption in kind (Note D)
       Class I .........................................                --                --                 --        (37,332,876)
                                                           ---------------   ---------------    ---------------    ---------------
          Net increase (decrease) from capital share
              transactions .............................         9,182,050         5,423,026       (435,417,708)       (40,474,979)
                                                           ---------------   ---------------    ---------------    ---------------
          Total increase (decrease) in net assets ......        10,573,705         5,325,624       (430,334,482)        17,496,877
                                                           ---------------   ---------------    ---------------    ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .........   $    15,899,329   $     5,325,624    $   908,528,310    $ 1,338,862,792
                                                           ===============   ===============    ===============    ===============
       (A) Undistributed (distributions in excess of)
           net investment income .......................   $        10,547   $         2,469    $       291,976    $       420,504
                                                           ===============   ===============    ===============    ===============

_________________________________________________
(a) River Road Dynamic Equity Income Fund commenced investment operations on June 28, 2005.

(b) ABN AMRO Growth Fund, Class C Shares were closed on October 28, 2005. Existing shareholders were exchanged into Class N Shares.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 72

Aston Funds

--------------------------------------------------------------------------------

                                                                   MONTAG & CALDWELL                     TAMRO LARGE CAP
                                                                      GROWTH FUND                           VALUE FUND
                                                           ---------------------------------    ----------------------------------

                                                                YEARS ENDED OCTOBER 31,              YEARS ENDED OCTOBER 31,
                                                                 2006              2005               2006               2005
                                                           ---------------   ---------------    ---------------    ---------------
NET ASSETS AT BEGINNING OF PERIOD ......................   $ 2,720,779,560   $ 3,203,905,297    $    21,589,988    $    17,574,310
                                                           ---------------   ---------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income ..............................        10,567,448        11,565,400            130,244            147,230
    Net realized gain (loss) on investments sold and
       foreign currency transactions ...................       178,041,946       177,267,227          2,227,972            594,022
    Short-term capital gain distributions received .....                --                --                 --                 --
    Long-term capital gain distributions received ......                --                --                 --                 --
    Net change in unrealized appreciation (depreciation)
       on investments and translation of assets and
       liabilities denominated in foreign currency .....          (542,285)       74,822,384             34,338          1,136,697
                                                           ---------------   ---------------    ---------------    ---------------
       Net increase (decrease) in net assets from
          operations ...................................       188,067,109       263,655,011          2,392,554          1,877,949
                                                           ---------------   ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N .........................................        (2,679,882)       (2,564,626)          (152,087)          (140,652)
       Class I .........................................        (9,512,208)       (9,657,940)                --                 --
       Class C .........................................                --                --                 --                 --
       Class R .........................................                --              (510)                --                 --
    Net realized gain on investments:
       Class N .........................................                --                --                 --                 --
       Class I .........................................                --                --                 --                 --
       Class R .........................................                --                --                 --                 --
                                                           ---------------   ---------------    ---------------    ---------------
          Total distributions ..........................       (12,192,090)      (12,223,076)          (152,087)          (140,652)
                                                           ---------------   ---------------    ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N .........................................       203,108,173       303,643,076          2,270,591          8,202,714
       Class I .........................................       215,927,315       543,642,784                 --                 --
       Class C .........................................                --                --                 --                 --
       Class R .........................................           259,091           245,347                 --                 --
    Proceeds from reinvestment of distributions:
       Class N .........................................         2,534,223         2,347,634            145,318            135,803
       Class I .........................................         8,084,120         8,337,953                 --                 --
       Class C .........................................                --                --                 --                 --
       Class R .........................................                --               510                 --                 --
    Cost of shares redeemed:
       Class N .........................................      (418,992,691)     (418,567,772)       (10,382,695)        (6,060,136)
       Class I .........................................      (813,779,519)   (1,174,159,740)                --                 --
       Class C .........................................                --                --                 --                 --
       Class R .........................................          (319,368)          (47,464)                --                 --
    Exchange(b):
       Class N .........................................                --                --                 --                 --
       Class C .........................................                --                --                 --                 --
    Redemption in kind (Note D)
       Class I .........................................                --                --                 --                 --
                                                           ---------------   ---------------    ---------------    ---------------
          Net increase (decrease) from capital share
              transactions .............................      (803,178,656)     (734,557,672)        (7,966,786)         2,278,381
                                                           ---------------   ---------------    ---------------    ---------------
          Total increase (decrease) in net assets ......      (627,303,637)     (483,125,737)        (5,726,319)         4,015,678
                                                           ---------------   ---------------    ---------------    ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .........   $ 2,093,475,923   $ 2,720,779,560    $    15,863,669    $    21,589,988
                                                           ===============   ===============    ===============    ===============
       (A) Undistributed (distributions in excess of)
           net investment income .......................   $       598,903   $     2,223,545    $            --    $        13,184
                                                           ===============   ===============    ===============    ===============

                                                                                     VALUE FUND
                                                                          ---------------------------------

                                                                              YEARS ENDED OCTOBER 31,
                                                                                2006             2005
                                                                          ---------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD .....................................   $   288,285,791   $   229,978,703
                                                                          ---------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income .............................................         5,631,245         3,581,945
    Net realized gain (loss) on investments sold and
       foreign currency transactions ..................................        14,234,705        13,973,169
    Short-term capital gain distributions received ....................                --                --
    Long-term capital gain distributions received .....................                --                --
    Net change in unrealized appreciation (depreciation)
       on investments and translation of assets and
       liabilities denominated in foreign currency ....................        37,592,341        10,155,144
                                                                          ---------------   ---------------
       Net increase (decrease) in net assets from
          operations ..................................................        57,458,291        27,710,258
                                                                          ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ........................................................        (1,514,453)       (3,689,930)
       Class I ........................................................        (3,940,727)               --
       Class C ........................................................                --                --
       Class R ........................................................                --                --
    Net realized gain on investments:
       Class N ........................................................        (1,521,026)               --
       Class I ........................................................        (3,052,213)               --
       Class R ........................................................                --                --
                                                                          ---------------   ---------------
          Total distributions .........................................       (10,028,419)       (3,689,930)
                                                                          ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N ........................................................        20,283,165        47,190,740
       Class I ........................................................        15,805,707       195,878,603
       Class C ........................................................                --                --
       Class R ........................................................                --                --
    Proceeds from reinvestment of distributions:
       Class N ........................................................         2,925,329         1,172,234
       Class I ........................................................         6,992,944                --
       Class C ........................................................                --                --
       Class R ........................................................                --                --
    Cost of shares redeemed:
       Class N ........................................................       (29,592,732)     (209,949,823)
       Class I ........................................................          (644,120)           (4,994)
       Class C ........................................................                --                --
       Class R ........................................................                --                --
    Exchange(b):
       Class N ........................................................                --                --
       Class C ........................................................                --                --
    Redemption in kind (Note D)
       Class I ........................................................                --                --
                                                                          ---------------   ---------------
          Net increase (decrease) from capital share
              transactions ............................................        15,770,293        34,286,760
                                                                          ---------------   ---------------
          Total increase (decrease) in net assets .....................        63,200,165        58,307,088
                                                                          ---------------   ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ........................   $   351,485,956   $   288,285,791
                                                                          ===============   ===============
       (A) Undistributed (distributions in excess of)
           net investment income ......................................   $       328,210   $       152,145
                                                                          ===============   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


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--------------------------------------------------------------------------------

                                                                        VEREDUS                              OPTIMUM
                                                                  SELECT GROWTH FUND                       MID CAP FUND
                                                           ---------------------------------    ----------------------------------

                                                                YEARS ENDED OCTOBER 31,              YEARS ENDED OCTOBER 31,
                                                                 2006              2005               2006               2005
                                                           ---------------   ---------------    ---------------    ---------------
NET ASSETS AT BEGINNING OF PERIOD ......................   $    13,269,721   $     2,684,264    $   621,888,361    $   411,527,018
                                                           ---------------   ---------------    ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) .......................           (72,327)          (26,501)          (356,852)          (304,151)
    Net realized gain (loss) on investments sold and
       foreign currency transactions ...................          (329,813)          190,635         45,528,194         24,358,460
    Net change in unrealized appreciation (depreciation)
       on investments ..................................         2,284,821           232,102         80,422,895         (9,525,864)
                                                           ---------------   ---------------    ---------------    ---------------
       Net increase in net assets from operations ......         1,882,681           396,236        125,594,237         14,528,445
                                                           ---------------   ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net realized gain on investments:
       Class N .........................................           (19,255)               --        (21,122,968)       (13,057,183)
       Class I .........................................                --                --         (2,864,757)        (1,058,303)
                                                           ---------------   ---------------    ---------------    ---------------
          Total distributions ..........................           (19,255)               --        (23,987,725)       (14,115,486)
                                                           ---------------   ---------------    ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N .........................................        28,781,808        11,127,013        166,051,832        357,423,460
       Class I .........................................           939,529                --         22,697,159         52,118,826
    Proceeds from reinvestment of distributions:
       Class N .........................................            17,181                --         19,241,505         11,601,527
       Class I .........................................                --                --          2,546,016          1,002,043
    Cost of shares redeemed:
       Class N .........................................        (9,158,852)         (937,792)      (245,424,318)      (206,802,113)
       Class I .........................................           (10,369)               --        (29,046,295)        (5,395,359)
    Subscription in kind(c):
       Class N .........................................                --                --                 --                 --
                                                           ---------------   ---------------    ---------------    ---------------
          Net increase (decrease) from capital share
              transactions .............................        20,569,297        10,189,221        (63,934,101)       209,948,384
                                                           ---------------   ---------------    ---------------    ---------------
          Total increase in net assets .................        22,432,723        10,585,457         37,672,411        210,361,343
                                                           ---------------   ---------------    ---------------    ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .........   $    35,702,444   $    13,269,721    $   659,560,772    $   621,888,361
                                                           ===============   ===============    ===============    ===============
       (A) Undistributed net investment income .........   $            --   $            --    $            --    $            --
                                                           ===============   ===============    ===============    ===============

_________________________________________________
(a) ABN AMRO Mid Cap Growth Fund commenced investment operations on December 29, 2005.

(b) River Road Small Cap Value Fund commenced investment operations on June 28, 2005.

(c) River Road Small Cap Value Fund had a subscription in kind on September 29, 2005, which resulted in a purchase of $398,297.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 74
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--------------------------------------------------------------------------------

                                                                             ABN AMRO                  RIVER ROAD
                                                                              MID CAP                SMALL CAP VALUE
                                                                            GROWTH FUND                   FUND
                                                                          ---------------   ---------------------------------
                                                                           PERIOD ENDED       YEAR ENDED       PERIOD ENDED
                                                                            OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
                                                                              2006(a)            2006             2005(b)
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD .....................................   $            --   $     6,299,392   $            --
                                                                          ---------------   ---------------   ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ......................................            (7,302)          269,582              (868)
    Net realized gain (loss) on investments sold and
       foreign currency transactions ..................................             4,529         1,833,142           (55,461)
    Net change in unrealized appreciation (depreciation)
       on investments .................................................             4,584        10,022,179            96,329
                                                                          ---------------   ---------------   ---------------
       Net increase in net assets from operations .....................             1,811        12,124,903            40,000
                                                                          ---------------   ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net realized gain on investments:
       Class N ........................................................                --                --                --
       Class I ........................................................                --                --                --
                                                                          ---------------   ---------------   ---------------
          Total distributions .........................................                --                --                --
                                                                          ---------------   ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N ........................................................         1,144,609       167,436,095         5,845,575
       Class I ........................................................                --                --                --
    Proceeds from reinvestment of distributions:
       Class N ........................................................                --                --                --
       Class I ........................................................                --                --                --
    Cost of shares redeemed:
       Class N ........................................................            (7,029)      (18,422,661)               --
       Class I ........................................................                --                --                --
    Subscription in kind(c):
       Class N ........................................................                --                --           413,817
                                                                          ---------------   ---------------   ---------------
          Net increase (decrease) from capital share
              transactions ............................................         1,137,580       149,013,434         6,259,392
                                                                          ---------------   ---------------   ---------------
          Total increase in net assets ................................         1,139,391       161,138,337         6,299,392
                                                                          ---------------   ---------------   ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ........................   $     1,139,391   $   167,437,729   $     6,299,392
                                                                          ===============   ===============   ===============
       (A) Undistributed net investment income ........................   $            --   $       246,479   $            --
                                                                          ===============   ===============   ===============

                                                                                     TAMRO SMALL
                                                                                      CAP FUND
                                                                          ---------------------------------

                                                                                YEARS ENDED OCTOBER 31,
                                                                                2006             2005
                                                                          ---------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD .....................................   $   160,381,859   $   112,808,893
                                                                          ---------------   ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ......................................          (616,289)         (722,791)
    Net realized gain (loss) on investments sold and
       foreign currency transactions ..................................        15,842,217        (1,281,615)
    Net change in unrealized appreciation (depreciation)
       on investments .................................................        26,581,227        13,990,543
                                                                          ---------------   ---------------
       Net increase in net assets from operations .....................        41,807,155        11,986,137
                                                                          ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net realized gain on investments:
       Class N ........................................................                --        (8,091,079)
       Class I ........................................................                --                --
                                                                          ---------------   ---------------
          Total distributions .........................................                --        (8,091,079)
                                                                          ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N ........................................................        97,057,060       103,814,645
       Class I ........................................................        55,954,648        12,436,119
    Proceeds from reinvestment of distributions:
       Class N ........................................................                --         7,134,775
       Class I ........................................................                --                --
    Cost of shares redeemed:
       Class N ........................................................       (96,407,979)      (78,465,170)
       Class I ........................................................       (12,348,762)       (1,242,461)
    Subscription in kind(c):
       Class N ........................................................                --                --
                                                                          ---------------   ---------------
          Net increase (decrease) from capital share
              transactions ............................................        44,254,967        43,677,908
                                                                          ---------------   ---------------
          Total increase in net assets ................................        86,062,122        47,572,966
                                                                          ---------------   ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ........................   $   246,443,981   $   160,381,859
                                                                          ===============   ===============
       (A) Undistributed net investment income ........................   $       252,356   $        69,020
                                                                          ===============   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 75
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STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED

--------------------------------------------------------------------------------

                                                                  VEREDUS AGGRESSIVE                         ABN AMRO
                                                                      GROWTH FUND                        REAL ESTATE FUND
                                                           ---------------------------------    ----------------------------------
                                                                YEARS ENDED OCTOBER 31,              YEARS ENDED OCTOBER 31,
                                                                 2006              2005               2006               2005
                                                           ---------------   ---------------    ---------------    ---------------
NET ASSETS AT BEGINNING OF PERIOD ......................   $   705,738,099   $   639,344,192    $    87,561,637    $    72,451,173
                                                           ---------------   ---------------    ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
       Net investment income (loss) ....................        (7,292,453)       (7,051,595)         2,014,141          2,530,019
       Net realized gain (loss) on investments sold and
       foreign currency transactions ...................       105,379,858        53,535,623         24,074,545          8,683,521
       Net change in unrealized appreciation
       (depreciation) on investments and translation of
       assets and liabilities denominated in foreign
       currency ........................................       (92,919,094)       30,957,106          7,993,747          2,262,706
                                                           ---------------   ---------------    ---------------    ---------------
       Net increase in net assets from operations ......         5,168,311        77,441,134         34,082,433         13,476,246
                                                           ---------------   ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N .........................................                --                --           (449,156)        (1,364,324)
       Class I .........................................                --                --           (370,550)                --
    Net realized gain on investments:
       Class N .........................................                --                --         (6,115,413)        (3,196,087)
       Class I .........................................                --                --         (3,722,701)                --
                                                           ---------------   ---------------    ---------------    ---------------
          Total distributions ..........................                --                --        (10,657,820)        (4,560,411)
                                                           ---------------   ---------------    ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N .........................................       101,761,208       168,946,773         20,175,988         23,204,234
       Class I .........................................        49,584,463        64,228,670          4,511,196         33,547,178
    Proceeds from reinvestment of distributions:
       Class N .........................................                --                --          6,469,845          2,424,164
       Class I .........................................                --                --          4,093,252                 --
    Cost of shares redeemed:
       Class N .........................................      (289,738,756)     (206,649,366)       (22,800,811)       (52,980,947)
       Class I .........................................       (54,703,306)      (37,573,304)        (4,904,339)                --
                                                           ---------------   ---------------    ---------------    ---------------
          Net increase (decrease) from capital share
              transactions .............................      (193,096,391)      (11,047,227)         7,545,131          6,194,629
                                                           ---------------   ---------------    ---------------    ---------------
          Total increase (decrease) in net assets ......      (187,928,080)       66,393,907         30,969,744         15,110,464
                                                           ---------------   ---------------    ---------------    ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .........   $   517,810,019   $   705,738,099    $   118,531,381    $    87,561,637
                                                           ===============   ===============    ===============    ===============
    (A) Undistributed (distributions in excess of) net
        investment income ..............................   $            --   $            --    $           719    $       147,473
                                                           ===============   ===============    ===============    ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 76
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--------------------------------------------------------------------------------

                                                                        VEREDUS
                                                                     SCITECH FUND                         BALANCED FUND
                                                           ---------------------------------    ----------------------------------
                                                                YEARS ENDED OCTOBER 31,              YEARS ENDED OCTOBER 31,
                                                                 2006              2005               2006               2005
                                                           ---------------   ---------------    ---------------    ---------------
                                                           ---------------   ---------------    ---------------    ---------------
NET ASSETS AT BEGINNING OF PERIOD ......................   $     4,553,922   $     7,135,353    $   173,051,478    $   230,243,793
                                                           ---------------   ---------------    ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
       Net investment income (loss) ....................           (50,162)          (70,987)         1,249,001          3,208,090
       Net realized gain (loss) on investments sold and
       foreign currency transactions ...................           567,029            (8,319)        20,027,943         10,810,253
       Net change in unrealized appreciation
       (depreciation) on investments and translation of
       assets and liabilities denominated in foreign
       currency ........................................          (342,388)          370,808        (14,612,832)        (7,335,296)
                                                           ---------------   ---------------    ---------------    ---------------
       Net increase in net assets from operations ......           174,479           291,502          6,664,112          6,683,047
                                                           ---------------   ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N .........................................                --                --         (1,538,340)        (3,673,528)
       Class I .........................................                --                --                 --                 --
    Net realized gain on investments:
       Class N .........................................                --                --         (8,738,671)       (13,121,235)
       Class I .........................................                --                --                 --                 --
                                                           ---------------   ---------------    ---------------    ---------------
          Total distributions ..........................                --                --        (10,277,011)       (16,794,763)
                                                           ---------------   ---------------    ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N .........................................         1,376,033         1,207,716          9,368,744         90,324,274
       Class I .........................................                --                --                 --                 --
    Proceeds from reinvestment of distributions:
       Class N .........................................                --                --         10,204,888         16,683,541
       Class I .........................................                --                --                 --                 --
    Cost of shares redeemed:
       Class N .........................................        (2,695,431)       (4,080,649)      (128,180,977)      (154,088,414)
       Class I .........................................                --                --                 --                 --
                                                           ---------------   ---------------    ---------------    ---------------
          Net increase (decrease) from capital share
              transactions .............................        (1,319,398)       (2,872,933)      (108,607,345)       (47,080,599)
                                                           ---------------   ---------------    ---------------    ---------------
          Total increase (decrease) in net assets ......        (1,144,919)       (2,581,431)      (112,220,244)       (57,192,315)
                                                           ---------------   ---------------    ---------------    ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .........   $     3,409,003   $     4,553,922    $    60,831,234    $   173,051,478
                                                           ===============   ===============    ===============    ===============
    (A) Undistributed (distributions in excess of) net
        investment income ..............................   $            --   $            --    $        (2,930)   $        21,893
                                                           ===============   ===============    ===============    ===============

                                                                                  MONTAQ & CALDWELL
                                                                                    BALANCED FUND
                                                                          ---------------------------------
                                                                                YEARS ENDED OCTOBER 31,
                                                                                2006             2005
                                                                          ---------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD .....................................   $    68,367,989   $   173,871,189
                                                                          ---------------   ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
       Net investment income (loss) ...................................           561,605         1,393,206
       Net realized gain (loss) on investments sold and
       foreign currency transactions ..................................         3,853,595        13,797,988
       Net change in unrealized appreciation
       (depreciation) on investments and translation of
       assets and liabilities denominated in foreign
       currency .......................................................        (1,744,561)       (7,319,286)
                                                                          ---------------   ---------------
       Net increase in net assets from operations .....................         2,670,639         7,871,908
                                                                          ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ........................................................          (577,358)       (1,155,632)
       Class I ........................................................          (213,087)         (863,414)
    Net realized gain on investments:
       Class N ........................................................                --                --
       Class I ........................................................                --                --
                                                                          ---------------   ---------------
          Total distributions .........................................          (790,445)       (2,019,046)
                                                                          ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N ........................................................         4,133,925        12,169,742
       Class I ........................................................         4,281,107         7,002,823
    Proceeds from reinvestment of distributions:
       Class N ........................................................           569,934         1,146,598
       Class I ........................................................           211,177           860,546
    Cost of shares redeemed:
       Class N ........................................................       (31,394,495)      (62,720,946)
       Class I ........................................................       (17,054,325)      (69,814,825)
                                                                          ---------------   ---------------
          Net increase (decrease) from capital share
              transactions ............................................       (39,252,677)     (111,356,062)
                                                                          ---------------   ---------------
          Total increase (decrease) in net assets .....................       (37,372,483)     (105,503,200)
                                                                          ---------------   ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ........................   $    30,995,506   $    68,367,989
                                                                          ===============   ===============
    (A) Undistributed (distributions in excess of) net
        investment income .............................................   $      (426,703)  $      (513,868)
                                                                          ===============   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 77
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STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED

--------------------------------------------------------------------------------

                                                                       TCH FIXED                       TCH INVESTMENT GRADE
                                                                      INCOME FUND                           BOND FUND
                                                           ---------------------------------    ----------------------------------
                                                                YEARS ENDED OCTOBER 31,              YEARS ENDED OCTOBER 31,
                                                                 2006              2005               2006               2005
                                                           ---------------   ---------------    ---------------    ---------------
NET ASSETS AT BEGINNING OF PERIOD ......................   $   211,682,793   $   432,790,869    $    36,037,644    $    42,552,988
                                                           ---------------   ---------------    ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
       Net investment income ...........................         7,694,965        11,550,715          1,280,072          1,431,608
       Net realized gain (loss) on investments sold ....        (4,341,385)        2,899,029           (263,296)          (208,399)
       Net change in unrealized appreciation
       (depreciation) on investments ...................         3,074,653       (11,976,484)           337,978         (1,054,474)
                                                           ---------------   ---------------    ---------------    ---------------
       Net increase in net assets from operations ......         6,428,233         2,473,260          1,354,754            168,735
                                                           ---------------   ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N .........................................        (5,401,290)       (7,284,037)          (136,274)          (108,513)
       Class I .........................................        (2,746,221)       (5,698,667)        (1,256,892)        (1,524,472)
    Net realized gain on investments:
       Class N .........................................                --                --                 --                 --
       Class I .........................................                --                --                 --                 --
                                                           ---------------   ---------------    ---------------    ---------------
          Total distributions ..........................        (8,147,511)      (12,982,704)        (1,393,166)        (1,632,985)
                                                           ---------------   ---------------    ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N .........................................        21,350,197        42,800,933            366,097          2,451,749
       Class I .........................................         4,515,699        12,855,619            547,229          1,508,268
    Proceeds from reinvestment of distributions:
       Class N .........................................         5,089,856         6,979,046            134,947            108,447
       Class I .........................................         1,342,093         2,235,381            522,598            601,334
    Cost of shares redeemed:
       Class N .........................................       (86,900,664)      (58,420,840)        (1,231,833)          (376,015)
       Class I .........................................       (35,116,819)     (217,048,771)        (7,351,347)        (9,344,877)
                                                           ---------------   ---------------    ---------------    ---------------
          Net increase (decrease) from capital share
              transactions .............................       (89,719,638)     (210,598,632)        (7,012,309)        (5,051,094)
                                                           ---------------   ---------------    ---------------    ---------------
          Total increase (decrease) in net assets ......       (91,438,916)     (221,108,076)        (7,050,721)        (6,515,344)
                                                           ---------------   ---------------    ---------------    ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .........   $   120,243,877   $   211,682,793    $    28,986,923    $    36,037,644
                                                           ===============   ===============    ===============    ===============
    (A) Undistributed (distributions in excess of) net
        investment income ..............................   $      (657,646)  $    (1,113,695)   $      (222,744)   $      (201,411)
                                                           ===============   ===============    ===============    ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 78
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--------------------------------------------------------------------------------

                                                                       ABN AMRO                             MCDONNELL
                                                                 HIGH YIELD BOND FUND                  MUNICIPAL BOND FUND
                                                           ---------------------------------    ----------------------------------
                                                                YEARS ENDED OCTOBER 31,              YEARS ENDED OCTOBER 31,
                                                                 2006              2005               2006               2005
                                                           ---------------   ---------------    ---------------    ---------------
NET ASSETS AT BEGINNING OF PERIOD ......................   $    21,110,797   $    21,512,272    $    69,070,240    $    61,072,678
                                                           ---------------   ---------------    ---------------    ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
       Net investment income ...........................         1,461,217         1,416,331          2,257,444          2,155,893
       Net realized gain (loss) on investments sold ....          (101,894)           62,621           (120,153)           152,063
       Net change in unrealized appreciation
       (depreciation) on investments ...................            31,808          (840,493)           364,364         (1,950,796)
                                                           ---------------   ---------------    ---------------    ---------------
       Net increase in net assets from operations ......         1,391,131           638,459          2,501,655            357,160
                                                           ---------------   ---------------    ---------------    ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N .........................................          (516,652)         (790,937)        (2,257,444)        (2,155,893)
       Class I .........................................        (1,043,185)         (761,567)                --                 --
    Net realized gain on investments:
       Class N .........................................                --           (58,531)          (152,759)          (182,140)
       Class I .........................................                --           (55,835)                --                 --
                                                           ---------------   ---------------    ---------------    ---------------
          Total distributions ..........................        (1,559,837)       (1,666,870)        (2,410,203)        (2,338,033)
                                                           ---------------   ---------------    ---------------    ---------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N .........................................           642,379           945,867         16,159,465         23,890,707
       Class I .........................................         6,008,851            53,321                 --                 --
    Proceeds from reinvestment of distributions:
       Class N .........................................            63,740            62,645          1,494,092          1,394,146
       Class I .........................................             7,623             7,880                 --                 --
    Cost of shares redeemed:
       Class N .........................................        (6,412,161)         (391,345)       (48,220,095)       (15,306,418)
       Class I .........................................           (55,442)          (51,432)                --                 --
                                                           ---------------   ---------------    ---------------    ---------------
          Net increase (decrease) from capital share
              transactions .............................           254,990           626,936        (30,566,538)         9,978,435
                                                           ---------------   ---------------    ---------------    ---------------
          Total increase (decrease) in net assets ......            86,284          (401,475)       (30,475,086)         7,997,562
                                                           ---------------   ---------------    ---------------    ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .........   $    21,197,081   $    21,110,797    $    38,595,154    $    69,070,240
                                                           ===============   ===============    ===============    ===============
    (A) Undistributed (distributions in excess of) net
        investment income ..............................   $      (153,279)  $      (146,053)   $            --    $            --
                                                           ===============   ===============    ===============    ===============

                                                                                  ABN AMRO INVESTOR
                                                                                  MONEY MARKET FUND
                                                                          ---------------------------------
                                                                               YEARS ENDED OCTOBER 31,
                                                                                2006              2005
                                                                          ---------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD .....................................   $   117,038,683   $   219,890,520
                                                                          ---------------   ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
       Net investment income ..........................................         4,183,675         3,458,570
       Net realized gain (loss) on investments sold ...................                --               324
       Net change in unrealized appreciation
       (depreciation) on investments ..................................                --                --
                                                                          ---------------   ---------------
       Net increase in net assets from operations .....................         4,183,675         3,458,894
                                                                          ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ........................................................        (4,183,675)       (3,458,570)
       Class I ........................................................                --                --
    Net realized gain on investments:
       Class N ........................................................              (324)               --
       Class I ........................................................                --                --
                                                                          ---------------   ---------------
          Total distributions .........................................        (4,183,999)       (3,458,570)
                                                                          ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares:
       Class N ........................................................       294,006,932       536,100,236
       Class I ........................................................                --                --
    Proceeds from reinvestment of distributions:
       Class N ........................................................         1,951,658           805,231
       Class I ........................................................                --                --
    Cost of shares redeemed:
       Class N ........................................................      (328,219,408)     (639,757,628)
       Class I ........................................................                --                --
                                                                          ---------------   ---------------
          Net increase (decrease) from capital share
              transactions ............................................       (32,260,818)     (102,852,161)
                                                                          ---------------   ---------------
          Total increase (decrease) in net assets .....................       (32,261,142)     (102,851,837)
                                                                          ---------------   ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ........................   $    84,777,541   $   117,038,683
                                                                          ===============   ===============
    (A) Undistributed (distributions in excess of) net
        investment income .............................................   $            --   $            --
                                                                          ===============   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 79

Aston Funds

RIVER ROAD DYNAMIC EQUITY INCOME FUND - CLASS N                 OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                            YEAR              PERIOD
                                                                                           ENDED               ENDED
                                                                                          10/31/06          10/31/05(a)
                                                                                       --------------     ---------------
Net Asset Value, Beginning of Period ...............................................   $         9.91     $         10.00
                                                                                       --------------     ---------------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ........................................................             0.42                0.13
      Short-term capital gains distributions received ..............................               --(b)               --
      Net realized and unrealized gain (loss) on investments .......................             1.89               (0.10)
                                                                                       --------------     ---------------
         Total from investment operations ..........................................             2.31                0.03
                                                                                       --------------     ---------------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ....................            (0.41)              (0.12)
                                                                                       --------------     ---------------
         Total distributions .......................................................            (0.41)              (0.12)
                                                                                       --------------     ---------------
Net increase (decrease) in net asset value .........................................             1.90               (0.09)
                                                                                       --------------     ---------------
Net Asset Value, End of Period .....................................................   $        11.81     $          9.91
                                                                                       ==============     ===============
TOTAL RETURN .......................................................................            23.71%               0.30%(c)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ............................................   $       15,899     $         5,326
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ....................             2.48%               2.71%
      After reimbursement and/or waiver of expenses by Adviser .....................             1.30%               1.30%
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ....................             2.77%               2.65%
      After reimbursement and/or waiver of expenses by Adviser .....................             3.95%               4.06%
   Portfolio Turnover ..............................................................            45.50%              14.37%(c)

_________________________________________________
(a) River Road Dynamic Equity Income Fund commenced investment operations on June 28, 2005.

(b)   Represents less than $0.005 per share.

(c)   Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 80

Aston Funds

ABN AMRO GROWTH FUND - CLASS N                                  OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   YEAR             YEAR             YEAR             YEAR             YEAR
                                                  ENDED            ENDED            ENDED            ENDED            ENDED
                                                 10/31/06         10/31/05         10/31/04         10/31/03         10/31/02
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, Beginning of Period ........   $    22.66       $    21.76       $    21.14       $    18.55       $    20.38
                                                ----------       ----------       ----------       ----------       ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) ..........           --(a)          0.05(b)         (0.05)(b)        (0.02)           (0.04)
      Net realized and unrealized gain (loss)
         on investments .....................         1.25             0.90(b)          0.67(b)          2.61            (1.74)
                                                ----------       ----------       ----------       ----------       ----------
         Total from investment operations ...         1.25             0.95             0.62             2.59            (1.78)
                                                ----------       ----------       ----------       ----------       ----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess
         of net investment income ...........           --            (0.05)              --               --               --(a)
      Distributions from net realized
         gain on investments ................        (1.09)              --               --               --            (0.05)
                                                ----------       ----------       ----------       ----------       ----------
         Total distributions ................        (1.09)           (0.05)              --               --            (0.05)
                                                ----------       ----------       ----------       ----------       ----------
Net increase (decrease) in net asset value ..         0.16             0.90             0.62             2.59            (1.83)
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Period ..............   $    22.82       $    22.66       $    21.76       $    21.14       $    18.55
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN ................................         5.55%            4.38%            2.93%           13.96%           (8.76)%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....   $  446,884       $  888,248       $  962,036       $  878,724       $  609,049
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ................         1.10%(c)         1.10%            1.09%            1.11%            1.10%
      After reimbursement and/or waiver of
         expenses by Adviser ................         1.10%(c)         1.10%            1.09%            1.11%            1.10%
   Ratios of net investment income (loss)
      to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ................         0.01%            0.21%           (0.22)%          (0.11)%          (0.20)%
      After reimbursement and/or waiver of
         expenses by Adviser ................         0.01%            0.21%           (0.22)%          (0.11)%          (0.20)%
      Portfolio Turnover ....................        29.07%           31.30%(d)        18.59%            7.66%            7.52%

_________________________________________________
(a)   Represents less than $0.005 per share.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c) Ratios of expenses to average net assets include interest expense of less than 0.005%. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(d) Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 81

Aston Funds

ABN AMRO GROWTH FUND - CLASS I                                  OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   YEAR             YEAR             YEAR             YEAR             YEAR
                                                  ENDED            ENDED            ENDED            ENDED            ENDED
                                                 10/31/06         10/31/05         10/31/04         10/31/03         10/31/02
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, Beginning of Period ........   $    22.97       $    22.02       $    21.33       $    18.67       $    20.45
                                                ----------       ----------       ----------       ----------       ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) ..........         0.07             0.11(a)          0.01(a)          0.03            (0.03)
      Net realized and unrealized gain (loss)
         on investments .....................         1.27             0.92(a)          0.68(a)          2.63            (1.70)
                                                ----------       ----------       ----------       ----------       ----------
         Total from investment operations ...         1.34             1.03             0.69             2.66            (1.73)
                                                ----------       ----------       ----------       ----------       ----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net
         investment income ..................        (0.08)           (0.08)              --               --               --
      Distributions from net realized gain
         on investments .....................        (1.09)              --               --               --            (0.05)
                                                ----------       ----------       ----------       ----------       ----------
         Total distributions ................        (1.17)           (0.08)              --               --            (0.05)
                                                ----------       ----------       ----------       ----------       ----------
Net increase (decrease) in net asset value ..         0.17             0.95             0.69             2.66            (1.78)
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Period ..............   $    23.14       $    22.97       $    22.02       $    21.33       $    18.67
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN ................................         5.87%            4.69%            3.23%           14.25%           (8.51)%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....   $  459,965       $  449,492       $  358,377       $  272,497       $  149,741
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ................         0.81%(b)         0.82%            0.82%            0.83%            0.83%
      After reimbursement and/or waiver of
         expenses by Adviser ................         0.81%(b)         0.82%            0.82%            0.83%            0.83%
   Ratios of net investment income to average
      net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ................         0.30%            0.49%            0.05%            0.17%            0.07%
      After reimbursement and/or waiver of
         expenses by Adviser ................         0.30%            0.49%            0.05%            0.17%            0.07%
      Portfolio Turnover ....................        29.07%           31.30%(c)        18.59%            7.66%            7.52%

_________________________________________________
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005%. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(c) Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 82

Aston Funds

ABN AMRO GROWTH FUND - CLASS R                                  OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                     YEAR           YEAR             YEAR           PERIOD
                                                                     ENDED          ENDED            ENDED           ENDED
                                                                   10/31/06       10/31/05         10/31/04       10/31/03(a)
                                                                   ---------      ---------        ---------      -----------
Net Asset Value, Beginning of Period ............................  $   22.53      $   21.66        $   21.09      $     18.07
                                                                   ---------      ---------        ---------      -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) ..............................      (0.04)            --(b)(c)      (0.10)(b)        (0.03)
      Net realized and unrealized gain on investments ...........       1.24           0.90(b)          0.67(b)          3.05
                                                                   ---------      ---------        ---------      -----------
         Total from investment operations .......................       1.20           0.90             0.57             3.02
                                                                   ---------      ---------        ---------      -----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income .         --          (0.03)              --               --
      Distributions from net realized gain on investments .......      (1.09)            --               --               --
                                                                   ---------      ---------        ---------      -----------
         Total distributions ....................................      (1.09)         (0.03)              --               --
                                                                   ---------      ---------        ---------      -----------
Net increase in net asset value .................................       0.11           0.87             0.57             3.02
                                                                   ---------      ---------        ---------      -----------
Net Asset Value, End of Period ..................................  $   22.64      $   22.53        $   21.66      $     21.09
                                                                   =========      =========        =========      ===========
TOTAL RETURN ....................................................       5.35%          4.16%            2.70%           16.71%(d)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .........................  $   1,679      $   1,122        $     573      $       117
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .       1.31%(e)       1.31%            1.31%            1.35%
      After reimbursement and/or waiver of expenses by Adviser ..       1.31%(e)       1.31%            1.31%            1.35%
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .      (0.20)%         0.00%           (0.44)%          (0.16)%
      After reimbursement and/or waiver of expenses by Adviser ..      (0.20)%         0.00%           (0.44)%          (0.16)%
   Portfolio Turnover ...........................................      29.07%         31.30%(f)        18.59%            7.66%

_________________________________________________
(a) ABN AMRO Growth Fund - Class R commenced investment operations on December 31, 2002.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)   Represents less than $0.005 per share.

(d)   Not Annualized.

(e) Ratios of expenses to average net assets include interest expense of less than 0.005%. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(f) Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 83

Aston Funds

MONTAG & CALDWELL GROWTH FUND - CLASS N                         OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   YEAR             YEAR             YEAR             YEAR             YEAR
                                                  ENDED            ENDED            ENDED            ENDED            ENDED
                                                 10/31/06         10/31/05         10/31/04         10/31/03         10/31/02
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, Beginning of Period ........   $    23.35       $    21.53       $    20.74       $    19.03       $    22.43
                                                ----------       ----------       ----------       ----------       ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .................         0.07(a)          0.05(a)          0.04(a)          0.06(a)          0.05
      Net realized and unrealized gain (loss)
         on investments .....................         1.80(a)          1.83(a)          0.77(a)          1.65(a)         (3.45)
                                                ----------       ----------       ----------       ----------       ----------
         Total from investment operations ...         1.87             1.88             0.81             1.71            (3.40)
                                                ----------       ----------       ----------       ----------       ----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess
         of net investment income ...........        (0.07)           (0.06)           (0.02)              --               --
                                                ----------       ----------       ----------       ----------       ----------
         Total distributions ................        (0.07)           (0.06)           (0.02)              --               --
                                                ----------       ----------       ----------       ----------       ----------
Net increase (decrease) in net asset value ..         1.80             1.82             0.79             1.71            (3.40)
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Period ..............   $    25.15       $    23.35       $    21.53       $    20.74       $    19.03
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN ................................         8.02%            8.72%            3.89%            8.99%          (15.16)%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....   $  846,100       $  992,229       $1,018,935       $  967,300       $  714,043
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser .............         1.06%(b)         1.03%            1.02%            1.06%            1.06%
      After reimbursement and/or waiver of
         expenses by Adviser ................         1.06%(b)         1.03%            1.02%            1.06%            1.06%
   Ratios of net investment income to average
      net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ................         0.28%            0.20%            0.20%            0.29%            0.23%
      After reimbursement and/or waiver of
         expenses by Adviser ................         0.28%            0.20%            0.20%            0.29%            0.23%
      Portfolio Turnover ....................        68.74%           52.16%           52.86%           38.76%           38.23%

_________________________________________________
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005%. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 84

Aston Funds

MONTAG & CALDWELL GROWTH FUND - CLASS I                         OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   YEAR             YEAR             YEAR             YEAR             YEAR
                                                  ENDED            ENDED            ENDED            ENDED            ENDED
                                                 10/31/06         10/31/05         10/31/04         10/31/03         10/31/02
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, Beginning of Period ........   $    23.44       $    21.61       $    20.84       $    19.22       $    22.74
                                                ----------       ----------       ----------       ----------       ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .................         0.13(a)          0.11(a)          0.10(a)          0.12(a)          0.11
      Net realized and unrealized gain (loss)
         on investments .....................         1.82(a)          1.83(a)          0.77(a)          1.66(a)         (3.48)
                                                ----------       ----------       ----------       ----------       ----------
         Total from investment operations ...         1.95             1.94             0.87             1.78            (3.37)
                                                ----------       ----------       ----------       ----------       ----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess
         of net investment income ...........        (0.15)           (0.11)           (0.10)           (0.16)           (0.15)
                                                ----------       ----------       ----------       ----------       ----------
         Total distributions ................        (0.15)           (0.11)           (0.10)           (0.16)           (0.15)
                                                ----------       ----------       ----------       ----------       ----------
Net increase (decrease) in net asset value ..         1.80             1.83             0.77             1.62            (3.52)
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Period ..............   $    25.24       $    23.44       $    21.61       $    20.84       $    19.22
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN ................................         8.36%            8.99%            4.19%            9.35%          (14.91)%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....   $1,246,683       $1,727,848       $2,184,511       $2,151,687       $1,325,116
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ................         0.78%(b)         0.75%            0.74%            0.77%            0.77%
      After reimbursement and/or waiver of
         expenses by Adviser ................         0.78%(b)         0.75%            0.74%            0.77%            0.77%
   Ratios of net investment income to average
      net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ................         0.56%            0.48%            0.48%            0.58%            0.52%
      After reimbursement and/or waiver of
         expenses by Adviser ................         0.56%            0.48%            0.48%            0.58%            0.52%
      Portfolio Turnover ....................        68.74%           52.16%           52.86%           38.76%           38.23%

_________________________________________________
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005%. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 85

Aston Funds

MONTAG & CALDWELL GROWTH FUND - CLASS R                         OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                     YEAR           YEAR             YEAR           PERIOD
                                                                     ENDED          ENDED            ENDED           ENDED
                                                                   10/31/06       10/31/05         10/31/04       10/31/03(a)
                                                                   ---------      ---------        ---------      -----------
Net Asset Value, Beginning of Period ............................  $   23.23      $   21.43        $   20.69      $     18.59
                                                                   ---------      ---------        ---------      -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) ..............................       0.01(b)       (0.01)(b)        (0.01)(b)         0.05(b)

      Net realized and unrealized gain on investments ...........       1.80(b)        1.83(b)          0.77(b)          2.05(b)
                                                                   ---------      ---------        ---------      -----------
         Total from investment operations .......................       1.81           1.82             0.76             2.10
                                                                   ---------      ---------        ---------      -----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income .         --          (0.02)           (0.02)              --
                                                                   ---------      ---------        ---------      -----------
         Total distributions ....................................         --          (0.02)           (0.02)              --
                                                                   ---------      ---------        ---------      -----------
Net increase in net asset value .................................       1.81           1.80             0.74             2.10
                                                                   ---------      ---------        ---------      -----------
Net Asset Value, End of Period ..................................  $   25.04      $   23.23        $   21.43      $     20.69
                                                                   =========      =========        =========      ===========
TOTAL RETURN ....................................................       7.79%          8.50%            3.65%           11.30%(c)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .........................  $     693      $     703        $     459      $       111
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .       1.28%(d)       1.25%            1.24%            1.30%
      After reimbursement and/or waiver of expenses by Adviser ..       1.28%(d)       1.25%            1.24%            1.30%
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .       0.06%         (0.02)%          (0.02)%           0.32%
      After reimbursement and/or waiver of expenses by Adviser ..       0.06%         (0.02)%          (0.02)%           0.32%
   Portfolio Turnover ...........................................      68.74%         52.16%           52.86%           38.76%

_________________________________________________
(a) Montag & Caldwell Growth Fund - Class R commenced investment operations on December 31, 2002.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)   Not Annualized.

(d) Ratios of expenses to average net assets include interest expense of less than 0.005%. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 86

Aston Funds

TAMRO LARGE CAP VALUE FUND - CLASS N                            OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   YEAR             YEAR             YEAR             YEAR             YEAR
                                                  ENDED            ENDED            ENDED            ENDED            ENDED
                                                 10/31/06         10/31/05         10/31/04         10/31/03         10/31/02
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, Beginning of Period ........   $    12.40       $    11.35       $    10.27       $     8.47       $     9.68
                                                ----------       ----------       ----------       ----------       ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .................         0.09             0.08             0.07             0.09             0.06
      Net realized and unrealized gain (loss)
         on investments .....................         1.53             1.05             1.08             1.81            (1.22)
                                                ----------       ----------       ----------       ----------       ----------
         Total from investment operations ...         1.62             1.13             1.15             1.90            (1.16)
                                                ----------       ----------       ----------       ----------       ----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net
         investment income ..................        (0.11)           (0.08)           (0.07)           (0.10)           (0.05)
                                                ----------       ----------       ----------       ----------       ----------
         Total distributions ................        (0.11)           (0.08)           (0.07)           (0.10)           (0.05)
                                                ----------       ----------       ----------       ----------       ----------
Net increase (decrease) in net asset value ..         1.51             1.05             1.08             1.80            (1.21)
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Period ..............   $    13.91       $    12.40       $    11.35       $    10.27       $     8.47
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN ................................        13.10%            9.98%           11.17%           22.68%          (12.01)%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....   $   15,864       $   21,590       $   17,574       $    8,887       $    9,632
   Ratios of expenses to average net assets:
      Before reimbursement and/or
         waiver of expenses by Adviser ......         1.54%(a)         1.54%            1.76%            1.92%            1.79%
      After reimbursement and/or
         waiver of expenses by Adviser ......         1.22%(a)         1.20%            1.20%            1.20%            1.20%
   Ratios of net investment income to average
      net assets:
      Before reimbursement and/or
         waiver of expenses by Adviser ......         0.36%            0.35%            0.00%            0.35%            0.15%
      After reimbursement and/or
         waiver of expenses by Adviser ......         0.68%            0.69%            0.56%            1.07%            0.74%
      Portfolio Turnover ....................        43.88%           36.84%           38.34%          102.51%(b)        83.14%

_________________________________________________
(a) Ratios of expenses to average net assets include interest expense of 0.02% which, is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(b) Portfolio turnover rate excludes securities delivered from processing a redemption in kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 87

Aston Funds

VALUE FUND - CLASS N                                            OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   YEAR             YEAR             YEAR             YEAR             YEAR
                                                  ENDED            ENDED            ENDED            ENDED            ENDED
                                                 10/31/06         10/31/05         10/31/04         10/31/03         10/31/02
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, Beginning of Period ........   $    12.15       $    11.05       $     9.66       $     8.45       $     9.39
                                                ----------       ----------       ----------       ----------       ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .................         0.21             0.17(a)          0.14             0.14             0.11
      Net realized and unrealized gain (loss)
         on investments .....................         2.09             1.10(a)          1.39             1.22            (0.79)
                                                ----------       ----------       ----------       ----------       ----------
         Total from investment operations ...         2.30             1.27             1.53             1.36            (0.68)
                                                ----------       ----------       ----------       ----------       ----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess
         of net investment income ...........        (0.20)           (0.17)           (0.14)           (0.15)           (0.08)
      Distributions from net realized
         gain on investments ................        (0.19)              --               --               --            (0.18)
                                                ----------       ----------       ----------       ----------       ----------
         Total distributions ................        (0.39)           (0.17)           (0.14)           (0.15)           (0.26)
                                                ----------       ----------       ----------       ----------       ----------
Net increase (decrease) in net asset value ..         1.91             1.10             1.39             1.21            (0.94)
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Period ..............   $    14.06       $    12.15       $    11.05       $     9.66       $     8.45
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN ................................        19.35%           11.48%           15.88%           16.32%           (7.58)%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....   $  103,819       $   95,624       $  229,979       $  195,853       $  111,817
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ................         1.16%            1.16%            1.16%            1.19%            1.20%
      After reimbursement and/or waiver of
         expenses by Adviser ................         0.94%            0.94%            0.94%            0.94%            0.96%(b)
   Ratios of net investment income to average
      net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ................         1.37%            1.19%            1.10%            1.34%            1.00%
      After reimbursement and/or waiver of
         expenses by Adviser ................         1.59%            1.41%            1.32%            1.59%            1.24%
   Portfolio Turnover .......................        26.86%           21.84%           38.29%           56.67%          144.90%

_________________________________________________
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.08% to 0.94% on January 1, 2002.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 88

Aston Funds

VALUE FUND - CLASS I                                            OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                            YEAR              PERIOD
                                                                                           ENDED               ENDED
                                                                                          10/31/06          10/31/05(a)
                                                                                       --------------     ---------------
Net Asset Value, Beginning of Period ...............................................   $        12.16     $         12.36
                                                                                       --------------     ---------------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ........................................................             0.24                0.01(b)
      Net realized and unrealized gain (loss) on investments .......................             2.09               (0.21)(b)
                                                                                       --------------     ---------------
         Total from investment operations ..........................................             2.33               (0.20)
                                                                                       --------------     ---------------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ....................            (0.23)                 --
      Distributions from net realized gain on investmenst ..........................            (0.19)                 --
                                                                                       --------------     ---------------
         Total distributions .......................................................            (0.42)                 --
                                                                                       --------------     ---------------
Net increase (decrease) in net asset value .........................................             1.91               (0.20)
                                                                                       --------------     ---------------
Net Asset Value, End of Period .....................................................   $        14.07     $         12.16
                                                                                       ==============     ===============
TOTAL RETURN .......................................................................            19.64%              (1.62)%(c)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ............................................   $      247,667     $       192,662
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ....................             0.91%               0.91%
      After reimbursement and/or waiver of expenses by Adviser .....................             0.69%               0.69%
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ....................             1.62%               0.40%
      After reimbursement and/or waiver of expenses by Adviser .....................             1.84%               0.62%
   Portfolio Turnover ..............................................................            26.86%              21.84%

_________________________________________________
(a)   Value Fund - Class I commenced investment operations on September 20,
      2005.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)   Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 89

Aston Funds

VEREDUS SELECT GROWTH FUND - CLASS N                            OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   YEAR             YEAR             YEAR             YEAR            PERIOD
                                                  ENDED            ENDED            ENDED            ENDED             ENDED
                                                 10/31/06         10/31/05         10/31/04         10/31/03        10/31/02(a)
                                                ----------       ----------       ----------       ----------       -----------
Net Asset Value, Beginning of Period ........   $    11.88       $    10.31       $     9.33       $     7.30       $     10.00
                                                ----------       ----------       ----------       ----------       -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss ...................        (0.03)(b)        (0.02)           (0.06)           (0.05)            (0.03)
      Net realized and unrealized gain (loss)
         on investments .....................         1.24(b)          1.59             1.04             2.08             (2.67)
                                                ----------       ----------       ----------       ----------       -----------
         Total from investment operations ...         1.21             1.57             0.98             2.03             (2.70)
                                                ----------       ----------       ----------       ----------       -----------
   LESS DISTRIBUTIONS:
      Distributions from net realized gain
         on investments .....................        (0.01)              --               --               --                --
                                                ----------       ----------       ----------       ----------       -----------
         Total distributions ................        (0.01)              --               --               --                --
                                                ----------       ----------       ----------       ----------       -----------
Net increase (decrease) in net asset value ..         1.20             1.57             0.98             2.03             (2.70)
                                                ----------       ----------       ----------       ----------       -----------
Net Asset Value, End of Period ..............   $    13.08       $    11.88       $    10.31       $     9.33       $      7.30
                                                ==========       ==========       ==========       ==========       ===========
TOTAL RETURN ................................        10.22%           15.23%           10.50%           27.98%           (27.10)%(c)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....   $   34,687       $   13,270       $    2,684       $    2,006       $     2,164
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ................         1.75%            2.57%            3.82%            4.31%             3.45%
      After reimbursement and/or waiver of
         expenses by Adviser ................         1.30%            1.30%            1.30%            1.30%             1.30%
   Ratios of net investment loss to average
   net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ................        (0.72)%          (1.76)%          (3.17)%          (3.59)%           (2.53)%
      After reimbursement and/or waiver of
         expenses by Adviser ................        (0.27)%          (0.49)%          (0.65)%          (0.58)%           (0.38)%
   Portfolio Turnover .......................       269.88%          202.37%          308.13%          444.75%         1,314.29%(c)

_________________________________________________
(a) Veredus Select Growth Fund commenced investment operations on December 31, 2001.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)   Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 90

Aston Funds

VEREDUS SELECT GROWTH FUND - CLASS I                            OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                           PERIOD
                                                                                           ENDED
                                                                                        10/31/06(a)
                                                                                       --------------
Net Asset Value, Beginning of Period ...............................................   $        11.97
                                                                                       --------------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ........................................................               --(b)(c)
      Net realized and unrealized gain on investments ..............................             1.11(b)
                                                                                       --------------
         Total from investment operations ..........................................             1.11
                                                                                       --------------
Net increase in net asset value ....................................................             1.11
                                                                                       --------------
Net Asset Value, End of Period .....................................................   $        13.08
                                                                                       ==============
TOTAL RETURN .......................................................................             9.27%(d)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ............................................   $        1,015
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ....................             1.43%
      After reimbursement and/or waiver of expenses by Adviser .....................             0.98%
   Ratios of net investment loss to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ....................            (0.55)%
      After reimbursement and/or waiver of expenses by Adviser .....................            (0.10)%
   Portfolio Turnover ..............................................................           269.88%

_________________________________________________
(a) Veredus Select Growth Fund - Class I commenced investment operations on September 11, 2006.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)   Represents less than $(0.005) per share.

(d)   Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 91

Aston Funds

OPTIMUM MID CAP FUND - CLASS N                                  OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   YEAR             YEAR             YEAR             YEAR             YEAR
                                                  ENDED            ENDED            ENDED            ENDED            ENDED
                                                 10/31/06         10/31/05         10/31/04         10/31/03         10/31/02
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, Beginning of Period ........   $    23.21       $    22.93       $    20.18       $    14.24       $    15.67
                                                ----------       ----------       ----------       ----------       ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss ...................        (0.02)           (0.02)           (0.08)(a)        (0.07)           (0.06)
      Net realized and unrealized gain (loss)
         on investments .....................         4.88             1.04             2.90(a)          6.01            (1.12)
                                                ----------       ----------       ----------       ----------       ----------
         Total from investment operations ...         4.86             1.02             2.82             5.94            (1.18)
                                                ----------       ----------       ----------       ----------       ----------
   LESS DISTRIBUTIONS:
      Distributions from net realized gain
         on investments .....................        (0.91)           (0.74)           (0.07)              --            (0.25)
                                                ----------       ----------       ----------       ----------       ----------
         Total distributions ................        (0.91)           (0.74)           (0.07)              --            (0.25)
                                                ----------       ----------       ----------       ----------       ----------
Net increase (decrease) in net asset value ..         3.95             0.28             2.75             5.94            (1.43)
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Period ..............   $    27.16       $    23.21       $    22.93       $    20.18       $    14.24
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN ................................        21.39%            4.43%           14.08%           41.64%           (7.88)%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....   $  577,891       $  548,595       $  385,325       $  191,220       $   85,727
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ................         1.16%            1.23%            1.29%(b)         1.36%            1.38%
      After reimbursement and/or waiver of
         expenses by Adviser ................         1.16%            1.23%            1.29%(b)         1.34%(c)         1.30%
   Ratios of net investment loss to average
      net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ................        (0.09)%          (0.08)%          (0.38)%          (0.57)%          (0.61)%
      After reimbursement and/or waiver of
         expenses by Adviser ................        (0.09)%          (0.08)%          (0.38)%          (0.55)%          (0.53)%
   Portfolio Turnover .......................        30.65%           27.42%           26.64%           59.35%           45.17%

_________________________________________________
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) The Adviser's Fee, which affects the expense ratios, changed on December 22, 2003 from a flat fee of 0.80% of average net assets to a scaled fee arrangement of 0.80% of the first $100 million, 0.75% of the next $300 million and 0.70% over $400 million of the average daily net assets.

(c) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.30% to 1.40% on March 1, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 92

Aston Funds

OPTIMUM MID CAP FUND - CLASS I                                  OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                        YEAR         YEAR          PERIOD
                                                                                        ENDED        ENDED         ENDED
                                                                                      10/31/06     10/31/05      10/31/04(a)
                                                                                      ---------    ---------     -----------
Net Asset Value, Beginning of Period ...............................................  $   23.30    $   22.96     $     23.61
                                                                                      ---------    ---------     -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) .................................................       0.05         0.04              --(b)(c)
      Net realized and unrealized gain (loss) on investments .......................       4.90         1.04           (0.65)(b)
                                                                                      ---------    ---------     -----------
         Total from investment operations ..........................................       4.95         1.08           (0.65)
                                                                                      ---------    ---------     -----------
   LESS DISTRIBUTIONS:
      Distributions from net realized gain on investment ...........................      (0.91)       (0.74)             --
                                                                                      ---------    ---------     -----------
         Total distributions .......................................................      (0.91)       (0.74)             --
                                                                                      ---------    ---------     -----------
Net increase (decrease) in net asset value .........................................       4.04         0.34           (0.65)
                                                                                      ---------    ---------     -----------
Net Asset Value, End of Period .....................................................  $   27.34    $   23.30     $     22.96
                                                                                      =========    =========     ===========
TOTAL RETURN .......................................................................      21.76%        4.69%          (2.80)%(d)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ............................................  $  81,670    $  73,293     $    26,202
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ....................       0.89%        0.94%           0.98%
      After reimbursement and/or waiver of expenses by Adviser .....................       0.89%        0.94%           0.98%
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ....................       0.18%        0.21%          (0.04)%
      After reimbursement and/or waiver of expenses by Adviser .....................       0.18%        0.21%          (0.04)%
   Portfolio Turnover ..............................................................      30.65%       27.42%          26.64%

_________________________________________________
(a) Optimum Mid Cap Fund - Class I commenced investment operations on July 6, 2004.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)   Represents less than $(0.005) per share.

(d)   Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 93

Aston Funds

ABN AMRO MID CAP GROWTH FUND - CLASS N                          OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                           PERIOD
                                                                                           ENDED
                                                                                        10/31/06(a)
                                                                                       --------------
Net Asset Value, Beginning of Period ...............................................   $        10.00
                                                                                       --------------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss ..........................................................            (0.06)
      Net realized and unrealized gain on investments ..............................             0.07
                                                                                       --------------
         Total from investment operations ..........................................             0.01
                                                                                       --------------
Net increase in net asset value ....................................................             0.01
                                                                                       --------------
Net Asset Value, End of Period .....................................................   $        10.01
                                                                                       ==============
TOTAL RETURN .......................................................................             0.10%(b)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ............................................   $        1,139
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ....................             8.79%
      After reimbursement and/or waiver of expenses by Adviser .....................             1.40%
   Ratios of net investment loss to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ....................            (8.20)%
      After reimbursement and/or waiver of expenses by Adviser .....................            (0.81)%
   Portfolio Turnover ..............................................................            29.92%(b)

_________________________________________________
(a) ABN AMRO Mid Cap Growth Fund - Class N commenced investment operations on December 29, 2005.

(b)   Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 94

Aston Funds

RIVER ROAD SMALL CAP VALUE FUND - CLASS N                       OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                            YEAR              PERIOD
                                                                                           ENDED               ENDED
                                                                                          10/31/06          10/31/05(a)
                                                                                       --------------     ---------------
Net Asset Value, Beginning of Period ...............................................   $        10.28     $         10.00
                                                                                       --------------     ---------------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss) .................................................             0.02                  --(b)
      Net realized and unrealized gain on investments ..............................             3.16                0.28
                                                                                       --------------     ---------------
         Total from investment operations ..........................................             3.18                0.28
                                                                                       --------------     ---------------
Net increase in net asset value ....................................................             3.18                0.28
                                                                                       --------------     ---------------
Net Asset Value, End of Period .....................................................   $        13.46     $         10.28
                                                                                       ==============     ===============
TOTAL RETURN .......................................................................            30.93%               2.80%(c)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ............................................   $      167,438     $         6,299
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ....................             1.78%               2.86%
      After reimbursement and/or waiver of expenses by Adviser .....................             1.43%               1.50%
   Ratios of net investment income (loss) to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ....................             0.25%              (1.41)%
      After reimbursement and/or waiver of expenses by Adviser .....................             0.60%              (0.05)%
   Portfolio Turnover ..............................................................            51.63%              20.82%(c)(d)

_________________________________________________
(a) River Road Small Cap Value Fund commenced investment operations on June 28, 2005.

(b)   Represents less than $(0.005) per share.

(c)   Not Annualized.

(d) Portfolio turnover rate excludes securities received from processing a subscription-in-kind.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 95

Aston Funds

TAMRO SMALL CAP FUND - CLASS N                                  OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   YEAR             YEAR             YEAR             YEAR             YEAR
                                                  ENDED            ENDED            ENDED            ENDED            ENDED
                                                 10/31/06         10/31/05         10/31/04         10/31/03         10/31/02
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, Beginning of Period ........   $    15.63       $    15.25       $    15.75       $    10.49       $    10.75
                                                ----------       ----------       ----------       ----------       ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss ...................        (0.07)(a)        (0.07)(a)        (0.09)           (0.01)           (0.02)(a)
      Net realized and unrealized gain
         (loss) on investments ..............         4.17(a)          1.45(a)          1.62             5.27            (0.14)(a)
                                                ----------       ----------       ----------       ----------       ----------
         Total from investment operations ...         4.10             1.38             1.53             5.26            (0.16)
                                                ----------       ----------       ----------       ----------       ----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of
         net investment income ..............           --               --               --               --            (0.02)
      Distributions from net realized
         gain on investments ................           --            (1.00)           (2.03)              --            (0.08)
                                                ----------       ----------       ----------       ----------       ----------
         Total distributions ................           --            (1.00)           (2.03)              --            (0.10)
                                                ----------       ----------       ----------       ----------       ----------
Net increase (decrease) in net asset value ..         4.10             0.38            (0.50)            5.26            (0.26)
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Period ..............   $    19.73       $    15.63       $    15.25       $    15.75       $    10.49
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN ................................        26.23%            9.16%           10.17%           50.14%           (1.59)%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....   $  182,462       $  148,950       $  112,809       $   60,932       $   40,407
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser .............         1.42%            1.41%            1.42%            1.44%            1.52%
      After reimbursement and/or waiver
         of expenses by Adviser .............         1.30%            1.30%            1.30%            1.30%            1.30%
   Ratios of net investment loss to average
      net assets:
   Before reimbursement and/or waiver
      of expenses by Adviser ................        (0.51)%          (0.58)%          (0.89)%          (0.21)%          (0.34)%
      After reimbursement and/or waiver
         of expenses by Adviser .............        (0.39)%          (0.47)%          (0.77)%          (0.07)%          (0.12)%
   Portfolio Turnover .......................        58.28%           56.28%          102.56%          115.42%          266.78%

_________________________________________________
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 96

Aston Funds

TAMRO SMALL CAP FUND - CLASS I                                  OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                           YEAR                PERIOD
                                                                                           ENDED                ENDED
                                                                                         10/31/06            10/31/05(a)
                                                                                      ---------------      ---------------
Net Asset Value, Beginning of Period ...............................................  $         15.67      $         15.32
                                                                                      ---------------      ---------------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss ..........................................................            (0.02)(b)            (0.04)(b)
      Net realized and unrealized gain on investments ..............................             4.18(b)              0.39(b)
                                                                                      ---------------      ---------------
         Total from investment operations ..........................................             4.16                 0.35
                                                                                      ---------------      ---------------
Net increase in net asset value ....................................................             4.16                 0.35
                                                                                      ---------------      ---------------
Net Asset Value, End of Period .....................................................  $         19.83      $         15.67
                                                                                      ===============      ===============
TOTAL RETURN .......................................................................            26.55%                2.28%(c)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ............................................  $        63,982      $        11,432
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ....................             1.11%                1.16%
      After reimbursement and/or waiver of expenses by Adviser .....................             0.99%                1.05%
   Ratios of net investment loss to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ....................            (0.20)%              (0.39)%
      After reimbursement and/or waiver of expenses by Adviser .....................            (0.08)%              (0.28)%
   Portfolio Turnover ..............................................................            58.28%               56.28%

_________________________________________________
(a) TAMRO Small Cap Fund - Class I commenced investment operations on January 4, 2005.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)   Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 97

Aston Funds

VEREDUS AGGRESSIVE GROWTH FUND - CLASS N                        OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   YEAR             YEAR             YEAR             YEAR             YEAR
                                                  ENDED            ENDED            ENDED            ENDED            ENDED
                                                 10/31/06         10/31/05         10/31/04         10/31/03         10/31/02
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, Beginning of Period ........   $    18.35       $    16.26       $    15.24       $    11.44       $    17.55
                                                ----------       ----------       ----------       ----------       ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss ...................        (0.22)(a)        (0.20)           (0.18)           (0.10)           (0.14)
      Net realized and unrealized gain (loss)
         on investments .....................         0.31(a)          2.29             1.20             3.90            (5.97)
                                                ----------       ----------       ----------       ----------       ----------
         Total from investment operations ...         0.09             2.09             1.02             3.80            (6.11)
                                                ----------       ----------       ----------       ----------       ----------
Net increase (decrease) in net asset value ..         0.09             2.09             1.02             3.80            (6.11)
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Period ..............   $    18.44       $    18.35       $    16.26       $    15.24       $    11.44
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN ................................         0.49%           12.85%            6.69%           33.10%          (34.76)%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....   $  367,113       $  549,452       $  524,737       $  444,207       $  314,317
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ................         1.41%(b)         1.42%            1.43%            1.50%            1.48%
      After reimbursement and/or waiver of
         expenses by Adviser ................         1.41%(b)         1.42%            1.43%            1.46%(c)         1.40%
   Ratios of net investment loss to average
      net assets:
   Before reimbursement and/or waiver of
      expenses by Adviser ...................        (1.15)%          (1.06)%          (1.18)%          (0.97)%          (1.15)%
      After reimbursement and/or waiver of
         expenses by Adviser ................        (1.15)%          (1.06)%          (1.18)%          (0.93)%          (1.07)%
   Portfolio Turnover .......................       133.21%          140.04%          118.89%          159.64%          162.80%

_________________________________________________
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005%, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(c) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.40% to 1.49% on March 1, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 98

Aston Funds

VEREDUS AGGRESSIVE GROWTH FUND - CLASS I                        OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   YEAR             YEAR             YEAR             YEAR             YEAR
                                                  ENDED            ENDED            ENDED            ENDED            ENDED
                                                 10/31/06         10/31/05         10/31/04         10/31/03         10/31/02
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, Beginning of Period ........   $    18.57       $    16.40       $    15.33       $    11.48       $    17.56
                                                ----------       ----------       ----------       ----------       ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss ...................        (0.17)(a)        (0.12)           (0.15)           (0.08)           (0.19)
      Net realized and unrealized gain (loss)
         on investments .....................         0.31(a)          2.29             1.22             3.93            (5.89)
                                                ----------       ----------       ----------       ----------       ----------
         Total from investment operations ...         0.14             2.17             1.07             3.85            (6.08)
                                                ----------       ----------       ----------       ----------       ----------
Net increase (decrease) in net asset value ..         0.14             2.17             1.07             3.85            (6.08)
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Period ..............   $    18.71       $    18.57       $    16.40       $    15.33       $    11.48
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN ................................         0.75%           13.23%            6.98%           33.54%          (34.62)%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....   $  150,697       $  156,286       $  114,607       $   77,660       $   52,808
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ................         1.13%(b)         1.14%            1.15%            1.20%            1.19%
      After reimbursement and/or waiver of
         expenses by Adviser ................         1.13%(b)         1.14%            1.15%            1.16%(c)         1.11%
   Ratios of net investment loss to average
      net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ................        (0.87)%          (0.78)%          (0.90)%          (0.67)%          (0.86)%
      After reimbursement and/or waiver of
         expenses by Adviser ................        (0.87)%          (0.78)%          (0.90)%          (0.63)%          (0.78)%
   Portfolio Turnover .......................       133.21%          140.04%          118.89%          159.64%          162.80%

_________________________________________________
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005%, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(c) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.15% to 1.24% on March 1, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                            | 99

Aston Funds

ABN AMRO REAL ESTATE FUND - CLASS N                             OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   YEAR             YEAR             YEAR             YEAR             YEAR
                                                  ENDED            ENDED            ENDED            ENDED            ENDED
                                                 10/31/06         10/31/05         10/31/04         10/31/03         10/31/02
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, Beginning of Period ........   $    16.23       $    14.56       $    11.52       $     9.23       $     9.15
                                                ----------       ----------       ----------       ----------       ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .................         0.32(a)          0.46(a)          0.44             0.40             0.39
      Net realized and unrealized gain
         on investments .....................         5.42(a)          2.10(a)          3.02             2.54             0.24
                                                ----------       ----------       ----------       ----------       ----------
         Total from investment operations ...         5.74             2.56             3.46             2.94             0.63
                                                ----------       ----------       ----------       ----------       ----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess
         of net investment income ...........        (0.13)           (0.26)           (0.30)           (0.24)           (0.33)
      Distributions from net realized
         gain on investments ................        (1.85)           (0.63)           (0.12)           (0.41)           (0.22)
                                                ----------       ----------       ----------       ----------       ----------
         Total distributions ................        (1.98)           (0.89)           (0.42)           (0.65)           (0.55)
                                                ----------       ----------       ----------       ----------       ----------
Net increase in net asset value .............         3.76             1.67             3.04             2.29             0.08
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Period ..............   $    19.99       $    16.23       $    14.56       $    11.52       $     9.23
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN ................................        39.19%           18.06%           30.73%           33.71%            6.62%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....   $   72,506       $   54,851       $   72,451       $   47,777       $   19,924
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser .............         1.46%(b)         1.45%            1.46%            1.56%            1.68%
      After reimbursement and/or waiver of
         expenses by Adviser ................         1.37%(b)         1.37%            1.37%            1.37%            1.37%
   Ratios of net investment income to average
      net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser .............         1.77%            2.91%            3.50%            4.10%            3.80%
      After reimbursement and/or waiver
         of expenses by Adviser .............         1.86%            2.99%            3.59%            4.29%            4.11%
   Portfolio Turnover .......................        83.15%           43.14%           24.28%           13.11%           36.69%

_________________________________________________
(a) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005%, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 100

Aston Funds

ABN AMRO REAL ESTATE FUND - CLASS I                             OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                                           YEAR                PERIOD
                                                                                           ENDED                ENDED
                                                                                         10/31/06            10/31/05(a)
                                                                                      ---------------      ---------------
Net Asset Value, Beginning of Period ...............................................  $         16.23      $         16.64
                                                                                      ---------------      ---------------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ........................................................             0.36(b)              0.10(b)
      Net realized and unrealized gain (loss) on investments .......................             5.42(b)             (0.51)(b)
                                                                                      ---------------      ---------------
         Total from investment operations ..........................................             5.78                (0.41)
                                                                                      ---------------      ---------------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income ....................            (0.16)                  --
      Distributions from net realized gain on investments ..........................            (1.85)                  --
                                                                                      ---------------      ---------------
         Total distributions .......................................................            (2.01)                  --
                                                                                      ---------------      ---------------
Net increase (decrease) in net asset value .........................................             3.77                (0.41)
                                                                                      ---------------      ---------------
Net Asset Value, End of Period .....................................................  $         20.00      $         16.23
                                                                                      ===============      ===============
TOTAL RETURN .......................................................................            39.54%               (2.46)%(c)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ............................................  $        46,025      $        32,711
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ....................             1.21%(d)             1.32%
      After reimbursement and/or waiver of expenses by Adviser .....................             1.12%(d)             1.11%
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser ....................             2.02%                5.11%
      After reimbursement and/or waiver of expenses by Adviser .....................             2.11%                5.32%
   Portfolio Turnover ..............................................................            83.15%               43.14%

_________________________________________________
(a) ABN AMRO Real Estate Fund - Class I commenced investment operations on September 20, 2005.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)   Not annualized.

(d) Ratios of expenses to average net assets include interest expense of less than 0.005%, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                           | 101

Aston Funds

VEREDUS SCITECH FUND - CLASS N                                  OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   YEAR             YEAR             YEAR             YEAR             YEAR
                                                  ENDED            ENDED            ENDED            ENDED            ENDED
                                                 10/31/06         10/31/05         10/31/04         10/31/03         10/31/02
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, Beginning of Period ........   $     7.11       $     6.78       $     7.18       $     4.89       $     7.57
                                                ----------       ----------       ----------       ----------       ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss ...................        (0.11)           (0.11)           (0.10)           (0.05)           (0.08)
      Net realized and unrealized gain (loss)
         on investments .....................         0.32             0.44            (0.30)            2.34            (2.60)
                                                ----------       ----------       ----------       ----------       ----------
         Total from investment operations ...         0.21             0.33            (0.40)            2.29            (2.68)
                                                ----------       ----------       ----------       ----------       ----------
Net increase (decrease) in net asset value ..         0.21             0.33            (0.40)            2.29            (2.68)
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Period ..............   $     7.32       $     7.11       $     6.78       $     7.18       $     4.89
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN ................................         2.95%            4.71%           (5.43)%          46.83%          (35.40)%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....   $    3,409       $    4,554       $    7,135       $    4,314       $    2,206
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ................         3.07%            2.89%            2.38%            4.65%            3.70%
      After reimbursement and/or waiver of
         expenses by Adviser ................         1.60%            1.60%            1.60%            1.57%(a)         1.50%
   Ratios of net investment loss to average
      net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ................        (2.65)%          (2.59)%          (2.21)%          (4.42)%          (3.50)%
      After reimbursement and/or waiver of
         expenses by Adviser ................        (1.18)%          (1.30)%          (1.43)%          (1.34)%          (1.30)%
   Portfolio Turnover .......................       239.12%          236.92%          251.03%          492.93%          496.86%

_________________________________________________
(a) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.50% to 1.60% on March 1, 2003.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 102

Aston Funds

BALANCED FUND - CLASS N                                         OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   YEAR             YEAR             YEAR             YEAR             YEAR
                                                  ENDED            ENDED            ENDED            ENDED            ENDED
                                                 10/31/06         10/31/05         10/31/04         10/31/03         10/31/02
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, Beginning of Period ........   $    10.84       $    11.32       $    11.07       $    10.10       $    10.77
                                                ----------       ----------       ----------       ----------       ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(a) ..............         0.12             0.16             0.14             0.13             0.19
      Net realized and unrealized gain (loss)
         on investments(a) ..................         0.45             0.20             0.27             0.99            (0.64)
                                                ----------       ----------       ----------       ----------       ----------
         Total from investment operations ...         0.57             0.36             0.41             1.12            (0.45)
                                                ----------       ----------       ----------       ----------       ----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of
         net investment income ..............        (0.17)           (0.19)           (0.16)           (0.15)           (0.20)
      Distributions from net realized
         gain on investments ................        (0.59)           (0.65)              --               --            (0.02)
                                                ----------       ----------       ----------       ----------       ----------
         Total distributions ................        (0.76)           (0.84)           (0.16)           (0.15)           (0.22)
                                                ----------       ----------       ----------       ----------       ----------
Net increase (decrease) in net asset value ..        (0.19)           (0.48)            0.25             0.97            (0.67)
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Period ..............   $    10.65       $    10.84       $    11.32       $    11.07       $    10.10
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN ................................         5.33%            3.20%            3.73%           11.23%           (4.33)%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....   $   60,831       $  173,051       $  230,244       $  320,108       $  300,830
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser .............         1.14%(b)         1.09%            1.07%            1.07%            1.07%
      After reimbursement and/or waiver
         of expenses by Adviser .............         1.14%(b)         1.09%            1.07%            1.07%            1.07%
   Ratios of net investment income to average
      net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser(a) ..........         1.38%            1.53%            1.20%            1.30%            1.78%
      After reimbursement and/or waiver
         of expenses by Adviser(a) ..........         1.38%            1.53%            1.20%            1.30%            1.78%
   Portfolio Turnover .......................        36.66%           28.76%           28.32%           47.90%           47.27%

_________________________________________________
(a) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001 and reclassed paydown gain (loss) from realized gain (loss) to investment income. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income before and after reimbursement to average net assets was $(0.01), $0.01, (0.07)% and (0.07)%, respectively. Years prior to October 31, 2002 have not been adjusted for this change.

(b) Ratios of expenses to average net assets include interest expense of less than 0.005%. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                           | 103

Aston Funds

MONTAG & CALDWELL BALANCED FUND - CLASS N                       OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   YEAR             YEAR             YEAR             YEAR             YEAR
                                                  ENDED            ENDED            ENDED            ENDED            ENDED
                                                 10/31/06         10/31/05         10/31/04         10/31/03         10/31/02
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, Beginning of Period ........   $    16.41       $    15.81       $    15.57       $    14.82       $    16.49
                                                ----------       ----------       ----------       ----------       ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(a) ..............         0.18(b)          0.17(b)          0.19(b)          0.21             0.29
      Net realized and unrealized gain (loss)
         on investments(a) ..................         0.87(b)          0.67(b)          0.30(b)          0.78            (1.66)
                                                ----------       ----------       ----------       ----------       ----------
         Total from investment operations ...         1.05             0.84             0.49             0.99            (1.37)
                                                ----------       ----------       ----------       ----------       ----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess
         of net investment income ...........        (0.25)           (0.24)           (0.25)           (0.24)           (0.30)
                                                ----------       ----------       ----------       ----------       ----------
         Total distributions ................        (0.25)           (0.24)           (0.25)           (0.24)           (0.30)
                                                ----------       ----------       ----------       ----------       ----------
Net increase (decrease) in net asset value ..         0.80             0.60             0.24             0.75            (1.67)
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Period ..............   $    17.21       $    16.41       $    15.81       $    15.57       $    14.82
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN ................................         6.56%            5.27%            3.15%            6.79%           (8.42)%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....   $   23,355       $   48,759       $   93,935       $  105,669       $   82,126
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser .............         1.33%(c)         1.16%            1.13%            1.15%            1.14%
      After reimbursement and/or waiver
         of expenses by Adviser .............         1.33%(c)         1.16%            1.13%            1.15%            1.14%
   Ratios of net investment income to average
      net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser(a) ..........         1.07%            1.04%            1.18%            1.43%            1.74%
      After reimbursement and/or waiver
         of expenses by Adviser(a) ..........         1.07%            1.04%            1.18%            1.43%            1.74%
   Portfolio Turnover .......................        33.70%           33.43%           35.90%           41.18%           32.87%

_________________________________________________
(a) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001 and reclassed paydown gain (loss) from realized gain (loss) to investment income. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income before and after reimbursement to average net assets was $(0.03), $0.03, (0.10)% and (0.10)%, respectively. Years prior to October 31, 2002 have not been adjusted for this change.

(b) The selected per share data was calculated using the weighed average shares outstanding method for the period.

(c) Ratios of expenses to average net assets include interest expense of less than 0.005%.The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 104

Aston Funds

MONTAG & CALDWELL BALANCED FUND - CLASS I                       OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   YEAR             YEAR             YEAR             YEAR             YEAR
                                                  ENDED            ENDED            ENDED            ENDED            ENDED
                                                 10/31/06         10/31/05         10/31/04         10/31/03         10/31/02
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, Beginning of Period ........   $    16.39       $    15.81       $    15.57       $    14.82       $    16.49
                                                ----------       ----------       ----------       ----------       ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(a) ..............         0.22(b)          0.21(b)          0.23(b)          0.25             0.32
      Net realized and unrealized gain (loss)
         on investments(a) ..................         0.88(b)          0.66(b)          0.30(b)          0.78            (1.64)
                                                ----------       ----------       ----------       ----------       ----------
         Total from investment operations ...         1.10             0.87             0.53             1.03            (1.32)
                                                ----------       ----------       ----------       ----------       ----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of
         net investment income ..............        (0.30)           (0.29)           (0.29)           (0.28)           (0.35)
                                                ----------       ----------       ----------       ----------       ----------
         Total distributions ................        (0.30)           (0.29)           (0.29)           (0.28)           (0.35)
                                                ----------       ----------       ----------       ----------       ----------
Net increase (decrease) in net asset value ..         0.80             0.58             0.24             0.75            (1.67)
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Period ..............   $    17.19       $    16.39       $    15.81       $    15.57       $    14.82
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN ................................         6.80%            5.50%            3.41%            7.06%           (8.18)%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....   $    7,640       $   19,609       $   79,936       $  141,031       $  133,379
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ................         1.07%(c)         0.91%            0.87%            0.89%            0.87%
      After reimbursement and/or waiver of
         expenses by Adviser ................         1.07%(c)         0.91%            0.87%            0.89%            0.87%
   Ratios of net investment income to average
      net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser(a) .............         1.33%            1.29%            1.44%            1.69%            2.01%
      After reimbursement and/or waiver of
         expenses by Adviser(a) .............         1.33%            1.29%            1.44%            1.69%            2.01%
   Portfolio Turnover .......................        33.70%           33.43%           35.90%           41.18%           32.87%

_________________________________________________
(a) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001 and reclassed paydown gain (loss) from realized gain (loss) to investment income. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income before and after reimbursement to average net assets was $(0.02), $0.02, (0.10)% and (0.10)%, respectively. Years prior to October 31, 2002 have not been adjusted for this change.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c) Ratios of expenses to average net assets include interest expense of less than 0.005%.The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                           | 105

Aston Funds

TCH FIXED INCOME FUND - CLASS N                                 OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   YEAR             YEAR             YEAR             YEAR             YEAR
                                                  ENDED            ENDED            ENDED            ENDED            ENDED
                                                 10/31/06         10/31/05         10/31/04         10/31/03         10/31/02
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, Beginning of Period ........   $     9.69       $    10.13       $    10.07       $    10.06       $    10.34
                                                ----------       ----------       ----------       ----------       ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(a) ..............         0.45(b)          0.42(b)          0.43             0.39             0.51
      Net realized and unrealized gain (loss)
        on investments(a) ...................        (0.04)(b)        (0.38)(b)         0.13             0.07            (0.24)
                                                ----------       ----------       ----------       ----------       ----------
         Total from investment operations ...         0.41             0.04             0.56             0.46             0.27
                                                ----------       ----------       ----------       ----------       ----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess
         of net investment income ...........        (0.48)           (0.48)           (0.50)           (0.45)           (0.55)
                                                ----------       ----------       ----------       ----------       ----------
         Total distributions ................        (0.48)           (0.48)           (0.50)           (0.45)           (0.55)
                                                ----------       ----------       ----------       ----------       ----------
Net increase (decrease) in net asset value ..        (0.07)           (0.44)            0.06             0.01            (0.28)
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Period ..............   $     9.62       $     9.69       $    10.13       $    10.07       $    10.06
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN ................................         4.42%            0.40%            5.66%            4.58%            2.80%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....   $   77,096       $  138,807       $  154,079       $  202,021       $  229,676
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ................         0.96%(c)         0.95%            0.92%            0.92%            0.92%
      After reimbursement and/or waiver of
         expenses by Adviser ................         0.75%(c)         0.74%            0.74%            0.74%            0.74%
   Ratios of net investment income to average
      net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser(a) .............         4.45%            3.98%            4.08%            3.69%            4.87%
      After reimbursement and/or waiver of
         expenses by Adviser(a) .............         4.66%            4.19%            4.26%            3.87%            5.05%
   Portfolio Turnover .......................        71.19%           41.33%           46.80%          126.94%           77.19%

_________________________________________________
(a) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001 and reclassed paydown gain (loss) from realized gain (loss) to investment income. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income before and after reimbursement to average net assets was $(0.03), $0.03, (0.23)% and (0.23)%, respectively.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c) Ratios of expenses to average net assets include interest expense of 0.01%, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 106

Aston Funds

TCH FIXED INCOME FUND - CLASS I                                 OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   YEAR             YEAR             YEAR             YEAR             YEAR
                                                  ENDED            ENDED            ENDED            ENDED            ENDED
                                                 10/31/06         10/31/05         10/31/04         10/31/03         10/31/02
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, Beginning of Period ........   $     9.69       $    10.13       $    10.07       $    10.06       $    10.34
                                                ----------       ----------       ----------       ----------       ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(a) ..............         0.47(b)          0.44(b)          0.45             0.41             0.56
      Net realized and unrealized gain (loss)
        on investments(a) ...................        (0.03)(b)        (0.37)(b)         0.13             0.07            (0.26)
                                                ----------       ----------       ----------       ----------       ----------
         Total from investment operations ...         0.44             0.07             0.58             0.48             0.30
                                                ----------       ----------       ----------       ----------       ----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net
         investment income ..................        (0.51)           (0.51)           (0.52)           (0.47)           (0.58)
                                                ----------       ----------       ----------       ----------       ----------
         Total distributions ................        (0.51)           (0.51)           (0.52)           (0.47)           (0.58)
                                                ----------       ----------       ----------       ----------       ----------
Net increase (decrease) in net asset value ..        (0.07)           (0.44)            0.06             0.01            (0.28)
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Period ..............   $     9.62       $     9.69       $    10.13       $    10.07       $    10.06
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN ................................         4.68%            0.65%            5.93%            4.85%            3.07%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....   $   43,148       $   72,876       $  278,712       $  300,363       $  262,924
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser .............         0.71%(c)         0.70%            0.67%            0.67%            0.67%
      After reimbursement and/or waiver
         of expenses by Adviser .............         0.50%(c)         0.49%            0.49%            0.49%            0.49%
   Ratios of net investment income to average
      net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser(a) ..........         4.70%            4.23%            4.34%            3.94%            5.12%
      After reimbursement and/or waiver
         of expenses by Adviser(a) ..........         4.91%            4.44%            4.52%            4.12%            5.30%
   Portfolio Turnover .......................        71.19%           41.33%           46.80%          126.94%           77.19%

_________________________________________________
(a) The Trust adopted the provisions of the AICPA Audit Guide for Investment Companies effective November 1, 2001 and reclassed paydown gain (loss) from realized gain (loss) to investment income. The effect of the changes for the year ended October 31, 2002 on the net investment income per share, net realized and unrealized gain (loss) per share and the ratio of net investment income before and after reimbursement to average net assets was $(0.01), $0.01, (0.23)% and (0.23)%, respectively.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c) Ratios of expenses to average net assets include interest expense of 0.01%, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                           | 107

Aston Funds

TCH INVESTMENT GRADE BOND FUND - CLASS N                        OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                     YEAR           YEAR          YEAR           PERIOD
                                                                     ENDED          ENDED         ENDED           ENDED
                                                                   10/31/06       10/31/05      10/31/04       10/31/03(a)
                                                                   ---------      ---------     ---------      -----------
Net Asset Value, Beginning of Period ............................  $    9.14      $    9.49     $    9.82      $     10.08
                                                                   ---------      ---------     ---------      -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .....................................       0.34(b)        0.31          0.31(b)          0.10(b)
      Net realized and unrealized gain (loss) on investments ....       0.04(b)       (0.29)         0.02(b)         (0.23)(b)
                                                                   ---------      ---------     ---------      -----------
         Total from investment operations .......................       0.38           0.02          0.33            (0.13)
                                                                   ---------      ---------     ---------      -----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income .      (0.38)         (0.37)        (0.38)           (0.13)
      Distributions from net realized gain on investments .......         --             --         (0.28)              --
                                                                   ---------      ---------     ---------      -----------
         Total distributions ....................................      (0.38)         (0.37)        (0.66)           (0.13)
                                                                   ---------      ---------     ---------      -----------
Net decrease in net asset value .................................         --          (0.35)        (0.33)           (0.26)
                                                                   ---------      ---------     ---------      -----------
Net Asset Value, End of Period ..................................  $    9.14      $    9.14     $    9.49      $      9.82
                                                                   =========      =========     =========      ===========
TOTAL RETURN ....................................................       4.25%          0.21%         3.51%           (1.24)%(c)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .........................  $   2,897      $   3,632     $   1,557      $       257
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .       1.13%(d)       1.10%         1.13%(e)         1.18%
      After reimbursement and/or waiver of expenses by Adviser ..       0.89%(d)       0.89%         0.89%(e)         0.89%
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .       3.53%          3.21%         2.98%            2.58%
      After reimbursement and/or waiver of expenses by Adviser ..       3.77%          3.42%         3.22%            2.87%
   Portfolio Turnover ...........................................      15.46%         38.87%        53.67%          105.35%

_________________________________________________
(a) TCH Investment Grade Bond Fund - Class N commenced operations on June 30, 2003.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)   Not Annualized.

(d) Ratios of expenses to average net assets include interest expenses of less than 0.005%, which is not included in the contractual expense limitations. The interest expense is from utilizing the line of credit as discussed in Note H to Financial Statements.

(e) The Adviser's fee, which affects the expense ratios, changed from 0.70% to 0.50% on March 1, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 108

Aston Funds

TCH INVESTMENT GRADE BOND FUND - CLASS I(a)                     OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                  YEAR          YEAR         YEAR          YEAR        SIX MONTHS        YEAR
                                                  ENDED         ENDED       ENDED         ENDED          ENDED          ENDED
                                                10/31/06      10/31/05     10/31/04      10/31/03       10/31/02       4/30/02
                                                --------      ---------    --------      --------      ----------      --------
Net Asset Value, Beginning of Period ........   $   9.14      $    9.49    $   9.82      $  10.33      $     9.96      $   9.88
                                                --------      ---------    --------      --------      ----------      --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .................       0.36(b)        0.33        0.33(b)       0.34(b)         0.24          0.54
      Net realized and unrealized gain
         (loss) on investments ..............       0.04(b)       (0.29)       0.02(b)      (0.10)(b)        0.41          0.08
                                                --------      ---------    --------      --------      ----------      --------
         Total from investment operations ...       0.40           0.04        0.35          0.24            0.65          0.62
                                                --------      ---------    --------      --------      ----------      --------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net
         investment income ..................      (0.40)         (0.39)      (0.40)        (0.44)          (0.28)        (0.54)
      Distributions from net realized gain
         on investments .....................         --             --       (0.28)        (0.31)             --            --
                                                --------      ---------    --------      --------      ----------      --------
         Total distributions ................      (0.40)         (0.39)      (0.68)        (0.75)          (0.28)        (0.54)
                                                --------      ---------    --------      --------      ----------      --------
Net increase (decrease) in net asset value ..         --          (0.35)      (0.33)        (0.51)           0.37          0.08
                                                --------      ---------    --------      --------      ----------      --------
Net Asset Value, End of Period ..............   $   9.14      $    9.14    $   9.49      $   9.82      $    10.33      $   9.96
                                                ========      =========    ========      ========      ==========      ========
TOTAL RETURN ................................       4.51%          0.45%       3.75%         2.47%           6.60%(c)      6.38%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....   $ 26,090      $  32,405    $ 40,996      $ 48,773      $   54,748      $ 83,142
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser .............       0.88%(d)       0.85%       0.88%(e)      0.93%           1.06%         1.05%
      After reimbursement and/or waiver
         of expenses by Adviser .............       0.64%(d)       0.64%       0.64%(e)      0.64%           0.65%         0.60%
   Ratios of net investment income to average
      net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser .............       3.78%          3.46%       3.23%         3.14%           4.11%         4.93%
      After reimbursement and/or waiver
         of expenses by Adviser .............       4.02%          3.67%       3.47%         3.43%           4.52%         5.38%
   Portfolio Turnover .......................      15.46%         38.87%      53.67%       105.35%          80.49%(c)     17.00%

_________________________________________________
(a) Prior to June 17, 2002, the TCH Investment Grade Bond Fund was known as Independence One Fixed Income Fund. The information presented in the table represents financial and performance history of Independence One Fixed Income Trust Class.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)   Not Annualized.

(d) Ratios of expenses to average net assets include interest expenses of less than 0.005%, which is not included in the contractual expense limitations. The interest expenses is from utilizing the line of credit as discussed in Note H to Financial Statements.

(e) The Adviser's fee, which affects the expense ratios, changed from 0.70% to 0.50% on March 1, 2004.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                           | 109

Aston Funds

ABN AMRO HIGH YIELD BOND FUND - CLASS N                         OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                     YEAR           YEAR          YEAR           PERIOD
                                                                     ENDED          ENDED         ENDED           ENDED
                                                                   10/31/06       10/31/05      10/31/04       10/31/03(a)
                                                                   ---------      ---------     ---------      -----------
Net Asset Value, Beginning of Period ............................  $    9.95      $   10.44     $   10.15      $     10.00
                                                                   ---------      ---------     ---------      -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .....................................       0.67(b)        0.67          0.66             0.18
      Net realized and unrealized gain (loss) on investments ....      (0.03)(b)      (0.37)         0.35             0.17
                                                                   ---------      ---------     ---------      -----------
         Total from investment operations .......................       0.64           0.30          1.01             0.35
                                                                   ---------      ---------     ---------      -----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income .      (0.72)         (0.73)        (0.72)           (0.20)
      Distribution from net realized gain on investments ........         --          (0.06)           --               --
                                                                   ---------      ---------     ---------      -----------
         Total distributions ....................................      (0.72)         (0.79)        (0.72)           (0.20)
                                                                   ---------      ---------     ---------      -----------
Net increase (decrease) in net asset value ......................      (0.08)         (0.49)         0.29             0.15
                                                                   ---------      ---------     ---------      -----------
Net Asset Value, End of Period ..................................  $    9.87      $    9.95     $   10.44      $     10.15
                                                                   =========      =========     =========      ===========
TOTAL RETURN ....................................................       6.63%          2.88%        10.26%            3.67%(c)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .........................  $   5,308      $  11,019     $  10,937      $    10,425
      Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .       1.32%          1.31%         1.26%            1.25%
      After reimbursement and/or waiver of expenses by Adviser ..       0.80%          0.80%         0.80%            0.80%
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .       6.24%          5.96%         5.96%            4.99%
      After reimbursement and/or waiver of expenses by Adviser ..       6.76%          6.47%         6.42%            5.44%
      Portfolio Turnover ........................................      66.61%         54.27%        62.66%           16.23%(c)

_________________________________________________
(a) ABN AMRO High Yield Bond Fund - Class N commenced investment operations on June 30, 2003.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)   Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 110

Aston Funds

ABN AMRO HIGH YIELD BOND FUND - CLASS I                         OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                                     YEAR           YEAR          YEAR           PERIOD
                                                                     ENDED          ENDED         ENDED           ENDED
                                                                   10/31/06       10/31/05      10/31/04       10/31/03(a)
                                                                   ---------      ---------     ---------      -----------
Net Asset Value, Beginning of Period ............................  $    9.95      $   10.44     $   10.15      $     10.00
                                                                   ---------      ---------     ---------      -----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .....................................       0.69(b)        0.69          0.69             0.19
      Net realized and unrealized gain (loss) on investments ....      (0.03)(b)      (0.37)         0.35             0.17
                                                                   ---------      ---------     ---------      -----------
         Total from investment operations .......................       0.66           0.32          1.04             0.36
                                                                   ---------      ---------     ---------      -----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess of net investment income .      (0.74)         (0.75)        (0.75)           (0.21)
      Distribution from net realized gain on investments ........         --          (0.06)           --               --
                                                                   ---------      ---------     ---------      -----------
         Total distributions ....................................      (0.74)         (0.81)        (0.75)           (0.21)
                                                                   ---------      ---------     ---------      -----------
Net increase (decrease) in net asset value ......................      (0.08)         (0.49)         0.29             0.15
                                                                   ---------      ---------     ---------      -----------
Net Asset Value, End of Period ..................................  $    9.87      $    9.95     $   10.44      $     10.15
                                                                   =========      =========     =========      ===========
TOTAL RETURN ....................................................       6.90%          3.14%        10.54%            3.76%(c)

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .........................  $  15,889      $  10,092     $  10,575      $    10,282
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .       1.07%          1.06%         1.01%            1.00%
      After reimbursement and/or waiver of expenses by Adviser ..       0.55%          0.55%         0.55%            0.55%
   Ratios of net investment income to average net assets:
      Before reimbursement and/or waiver of expenses by Adviser .       6.49%          6.21%         6.21%            5.24%
      After reimbursement and/or
         waiver of expenses by Adviser ..........................       7.01%          6.72%         6.67%            5.69%
Portfolio Turnover ..............................................      66.61%         54.27%        62.66%           16.23%(c)

_________________________________________________
(a) ABN AMRO High Yield Bond Fund - Class I commenced investment operations on June 30, 2003.

(b) The selected per share data was calculated using the weighted average shares outstanding method for the period.

(c)   Not Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                           | 111
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MCDONNELL MUNICIPAL BOND FUND - CLASS N                         OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   YEAR             YEAR             YEAR             YEAR             YEAR
                                                  ENDED            ENDED            ENDED            ENDED            ENDED
                                                 10/31/06         10/31/05         10/31/04         10/31/03         10/31/02
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, Beginning of Period ........   $    10.25       $    10.56       $    10.65       $    10.56       $    10.43
                                                ----------       ----------       ----------       ----------       ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .................         0.36             0.34             0.34             0.37             0.41
      Net realized and unrealized gain (loss)
         on investments .....................         0.08            (0.28)            0.06             0.09             0.13
                                                ----------       ----------       ----------       ----------       ----------
         Total from investment operations ...         0.44             0.06             0.40             0.46             0.54
                                                ----------       ----------       ----------       ----------       ----------
   LESS DISTRIBUTIONS:
      Distributions from and in excess
         of net investment income ...........        (0.36)           (0.34)           (0.34)           (0.37)           (0.41)
      Distributions from net realized
         gain on investments ................        (0.02)           (0.03)           (0.15)              --               --
                                                ----------       ----------       ----------       ----------       ----------
         Total distributions ................        (0.38)           (0.37)           (0.49)           (0.37)           (0.41)
                                                ----------       ----------       ----------       ----------       ----------
Net increase (decrease) in net asset value ..         0.06            (0.31)           (0.09)            0.09             0.13
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Period ..............   $    10.31       $    10.25       $    10.56       $    10.65       $    10.56
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN ................................         4.43%            0.58%            3.85%            4.45%            5.32%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....   $   38,595       $   69,070       $   61,073       $   48,047       $   54,264
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser .............         1.04%            1.02%            0.96%            0.90%            0.81%
      After reimbursement and/or waiver
         of expenses by Adviser .............         0.50%            0.50%            0.50%            0.50%            0.50%
   Ratios of net investment income to average
      net assets:
      Before reimbursement and/or waiver
         of expenses by Adviser .............         3.00%            2.75%            2.76%            3.10%            3.62%
      After reimbursement and/or waiver
         of expenses by Adviser .............         3.54%            3.27%            3.22%            3.50%            3.93%
   Portfolio Turnover .......................        24.60%           13.53%           54.77%           59.47%           53.17%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 112

Aston Funds

ABN AMRO INVESTOR MONEY MARKET FUND - CLASS N                   OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   YEAR             YEAR             YEAR             YEAR             YEAR
                                                  ENDED            ENDED            ENDED            ENDED            ENDED
                                                 10/31/06         10/31/05         10/31/04         10/31/03         10/31/02
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, Beginning of Period ........   $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
                                                ----------       ----------       ----------       ----------       ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income .................         0.04             0.02             0.01             0.01             0.01
                                                ----------       ----------       ----------       ----------       ----------
   LESS DISTRIBUTIONS FROM:
      Net investment income .................        (0.04)           (0.02)           (0.01)           (0.01)           (0.01)
      Net realized gain on investments ......           --(a)            --               --               --               --
                                                ----------       ----------       ----------       ----------       ----------
Net Asset Value, End of Period ..............   $     1.00       $     1.00       $     1.00       $     1.00       $     1.00
                                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN ................................         4.30%            2.36%            0.71%            0.78%            1.37%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period(in 000's) ......   $   84,778       $  117,039       $  219,891       $  236,811       $  340,537
   Ratios of expenses to average net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ................         0.61%            0.55%            0.53%            0.51%            0.52%
      After reimbursement and/or waiver of
         expenses by Adviser ................         0.61%            0.55%            0.53%            0.51%            0.52%
   Ratios of net investment income to average
      net assets:
      Before reimbursement and/or waiver of
         expenses by Adviser ................         4.18%            2.19%            0.71%            0.78%            1.39%
      After reimbursement and/or waiver of
         expenses by Adviser ................         4.18%            2.19%            0.71%            0.78%            1.39%

_________________________________________________
(a)   Represents less than $0.005 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                           | 113

Aston Funds

                                                                OCTOBER 31, 2006

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE (A) FUND ORGANIZATION: The Aston Funds (the "Trust") (formerly known as ABN AMRO Funds) was organized as a Delaware statutory trust under a Declaration of Trust dated September 10, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with 27 separate portfolios.

Prior to December 1, 2006, the Aston Funds were known as the ABN AMRO Funds and ABN AMRO Asset Management, Inc. ("AAAM") and its affiliates served as sponsor, investment adviser and administrator to the Funds. Aston Asset Management LLC ("Aston") assumed each of these roles as of November 30, 2006, with the exception of Aston/ABN AMRO Investor Money Market Fund in connection with the acquisition of ABN AMRO's mutual fund and separate accounts business. Aston manages each Fund (except Aston/ABN AMRO Investor Money Market Fund) by retaining one or more Subadvisers to manage each Fund. AAAM serves as investment adviser to the Aston/ABN AMRO Investor Money Market Fund and Aston serves as the administrator. Please refer to Note J - Subsequent Events for more information relating to the Strategic Transaction.

The following portfolios of the Trust are included in these financial statements: Aston/River Road Dynamic Equity Income Fund (the "River Road Dynamic Equity Income Fund") (formerly ABN AMRO/River Road Dynamic Equity Income Fund), Aston/ABN AMRO Growth Fund (the "ABN AMRO Growth Fund") (formerly ABN AMRO Growth Fund), Aston/Montag & Caldwell Growth Fund (the "M&C Growth Fund") (formerly ABN AMRO/Montag & Caldwell Growth Fund), Aston/TAMRO Large Cap Value Fund (the "TAMRO Large Cap Value Fund") (formerly ABN AMRO/TAMRO Large Cap Value
Fund), Aston Value Fund (the "Value Fund") (formerly ABN AMRO Value Fund), Aston/Veredus Select Growth Fund (the "Veredus Select Growth Fund") (formerly ABN AMRO/Veredus Select Growth Fund), Aston/Optimum Mid Cap Fund (the "Optimum Mid Cap Fund") (formerly ABN AMRO Mid Cap Fund), Aston/ABN AMRO Mid Cap Growth Fund (the "ABN AMRO Mid Cap Growth Fund") (formerly ABN AMRO Mid Cap Growth
Fund), Aston/River Road Small Cap Value Fund (the "River Road Small Cap Value Fund") (formerly ABN AMRO/River Road Small Cap Value Fund), Aston/TAMRO Small Cap Fund (the "TAMRO Small Cap Fund") (formerly ABN AMRO/TAMRO Small Cap Fund), Aston/Veredus Aggressive Growth Fund (the "Veredus Aggressive Growth Fund") (formerly ABN AMRO/Veredus Aggressive Growth Fund), Aston/ABN AMRO Real Estate Fund (the "ABN AMRO Real Estate Fund") (formerly ABN AMRO Real Estate Fund), Aston/Veredus SciTech Fund (the "Veredus SciTech Fund") (formerly ABN AMRO/Veredus SciTech Fund), Aston Balanced Fund (the "Balanced Fund") (formerly ABN AMRO Balanced Fund), Aston/Montag & Caldwell Balanced Fund (the "M&C Balanced Fund") (formerly ABN AMRO/Montag & Caldwell Balanced Fund), Aston/TCH Fixed Income Fund (the "TCH Fixed Income Fund") (formerly ABN AMRO Bond Fund), Aston/TCH Investment Grade Bond Fund (the "TCH Investment Grade Bond Fund") (formerly ABN AMRO Investment Grade Bond Fund), Aston/ABN AMRO High Yield Bond (the "ABN AMRO High Yield Bond Fund") (formerly ABN AMRO High Yield Bond Fund), Aston/McDonnell Municipal Bond Fund (the "McDonnell Municipal Bond Fund") (formerly ABN AMRO Municipal Bond Fund) and Aston/ABN AMRO Investor Money Market Fund (the "ABN AMRO Investor Money Market Fund") (formerly ABN AMRO Investor Money Market Fund ) (each a "Fund" and collectively, the "Funds").

ABN AMRO Growth Fund and M&C Growth Fund are authorized to issue three classes of shares (Class N Shares, Class I Shares and Class R Shares). Value Fund, Veredus Select Growth Fund, Optimum Mid Cap Fund, TAMRO Small Cap Fund, Veredus Aggressive Growth Fund, ABN AMRO Real Estate Fund, Balanced Fund, M&C Balanced Fund, TCH Fixed Income Fund, TCH Investment Grade Bond Fund and ABN AMRO High Yield Bond Fund are each authorized to issue two classes of shares (Class N Shares and Class I Shares). River Road Dynamic Equity Income Fund, TAMRO Large Cap Value Fund, ABN AMRO Mid Cap Growth Fund, River Road Small Cap Value Fund, Veredus SciTech Fund, McDonnell Municipal Bond Fund and ABN AMRO Investor Money Market Fund are each authorized to issue one class of shares (N Shares). Currently Balanced Fund offers only Class N Shares. Each class of shares are substantially the same except that certain classes of shares bear class specific expenses, which include distribution fees and sub-transfer agent fees.

The investment objectives of the Funds are as follows:

--------------------------------------------------------------------------------
RIVER ROAD DYNAMIC            High current income and, secondarily, long-term
  EQUITY  INCOME FUND         capital appreciation.
--------------------------------------------------------------------------------
ABN AMRO                      Long-term total return through a combination of
  GROWTH FUND                 capital appreciation and current income by
                              investing primarily in a combination of stocks and
                              bonds.
--------------------------------------------------------------------------------
M&C GROWTH FUND               Long-term capital appreciation and, secondarily,
                              current income, by investing primarily in common
                              stocks and convertible securities.
--------------------------------------------------------------------------------


| 114

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                                                                OCTOBER 31, 2006

NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TAMRO LARGE CAP               Long-term capital appreciation.
  VALUE FUND
--------------------------------------------------------------------------------
VALUE FUND                    Total return through long-term capital
                              appreciation and current income.
--------------------------------------------------------------------------------
VEREDUS SELECT                Capital appreciation.
  GROWTH FUND
--------------------------------------------------------------------------------
OPTIMUM                       Long-term total return through capital
  MID CAP FUND                appreciation by investing primarily in common and
                              preferred stocks and convertible securities.
--------------------------------------------------------------------------------
OPTIMUM MID CAP               Total return through capital appreciation.
  GROWTH FUND
--------------------------------------------------------------------------------
RIVER ROAD SMALL              Long-term capital appreciation.
  CAP VALUE FUND
--------------------------------------------------------------------------------
TAMRO SMALL                   Long-term capital appreciation.
  CAP FUND
--------------------------------------------------------------------------------
VEREDUS AGGRESSIVE            Capital appreciation.
  GROWTH FUND
--------------------------------------------------------------------------------
ABN AMRO                      Total return through a combination of growth and
  REAL ESTATE FUND            income.
--------------------------------------------------------------------------------
VEREDUS SCITECH               Long-term capital appreciation.
  FUND
--------------------------------------------------------------------------------
BALANCED FUND                 Growth of capital with current income by investing
                              in a combination of equity and fixed income
                              securities.
--------------------------------------------------------------------------------
M&C BALANCED                  Long-term total return.
  FUND
--------------------------------------------------------------------------------
TCH FIXED INCOME              High current income consistent with prudent risk
  FUND                        of capital.
--------------------------------------------------------------------------------
TCH INVESTMENT                Total return.
  GRADE BOND FUND
--------------------------------------------------------------------------------
ABN AMRO HIGH                 Interest income and capital appreciation.
  YIELD BOND FUND
--------------------------------------------------------------------------------
MCDONNELL                     High level of current interest income exempt from
  MUNICIPAL BOND              federal income tax consistent with preservation of
  FUND                        capital by investing primarily in
                              intermediate-term municipal securities.
--------------------------------------------------------------------------------
ABN AMRO INVESTOR             As high a level of current interest income as is
MONEY MARKET                  consistent with maintaining liquidity and
FUND                          stability of principal.
--------------------------------------------------------------------------------

NOTE (B) SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles. Certain reclassifications have been made to prior year financial information to conform with current year presentations.

(1) SECURITY VALUATION: Equity securities, closed-end funds and index options traded on a national securities exchange and over-the-counter securities listed on the NASDAQ National Market System are valued at the last sale price or the NASDAQ Official Closing Price ("NOCP"), if applicable. If no last sale price or NOCP, if applicable, is reported, the mean of the last bid and asked prices is used. Fixed income securities, except short-term investments, are valued on the basis of mean prices provided by a pricing service when such prices are believed by the Adviser to reflect the current market value of such securities in accordance with guidelines adopted. If accurate market quotations are not available, securities are valued at fair value as determined by the Adviser in accordance with guidelines adopted by the Board of Trustees. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates fair value. Repurchase agreements are valued at cost. Interest accrued is captured in dividends and interest receivable. Investments in money market funds are valued at the underlying fund's net asset value at the date of valuation. Foreign securities are valued at the last sales price on the primary exchange where the security is traded. Under the fair value procedures adopted by the Board of Trustees, the Funds may utilize the services of an independent pricing service to determine fair value prices for foreign securities if certain significant events occur and the Adviser does not believe the last sale is an appropriate estimate of fair value. For the ABN AMRO Investor Money Market Fund, all securities are valued at amortized cost, which approximates fair value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included as interest income.

(2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(3) WHEN ISSUED/DELAYED DELIVERY SECURITIES: The Funds may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a


                                                                           | 115

Aston Funds

                                                                OCTOBER 31, 2006

NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

later date. The value of the security so purchased is subject to market fluctuations during this period. The Funds segregate assets having an aggregate value at least equal to the amount of when issued or delayed delivery purchase commitments until payment is made. At October 31, 2006, the Funds did not own any when issued or delayed delivery securities.

(4) MORTGAGE-BACKED SECURITIES: Balanced Fund, M&C Balanced Fund, TCH Fixed Income Fund, TCH Investment Grade Bond Fund and ABN AMRO High Yield Bond Fund may invest in mortgage-backed securities ("MBS"), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by Ginnie Mae (formerly known as Government National Mortgage Association) is backed by Ginnie Mae and the full faith and credit of the U.S. government. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than Ginnie Mae are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank, are supported by the issuer's right to borrow from the U.S. Treasury. Others, such as those issued by Fannie Mae (formerly known as the Federal National Mortgage Association), are supported by the credit of the issuer. MBS issued by private agencies are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher. The Funds previously listed may also invest in collateralized mortgage obligations ("CMO"s) and real estate mortgage investment conduits ("REMIC"s). A CMO is a bond that is collateralized by a pool of MBS, and a REMIC is similar in form to a CMO. These MBS pools are divided into classes with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid.

(5) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income is accrued daily. Premiums and discounts are amortized or accreted on a straight-line method for the ABN AMRO Investor Money Market Fund and effective yield on fixed income securities on all other Funds. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is determined using the identified cost method.

(6) FOREIGN CURRENCY: Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 p.m. US ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the statement of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

(7) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2006, the following Funds had available realized capital losses to offset future net capital gains through the fiscal year ended:

                                      2008           2009           2010           2011
                                  ------------   ------------   -------------   -----------
ABN AMRO Growth Fund...........   $ 20,818,160   $ 15,426,420   $          --   $        --

Veredus Select Growth Fund ....             --             --              --            --

Veredus SciTech Fund ..........             --             --       1,018,702            --

M&C Balanced Fund..............             --             --       6,806,705     2,978,228

                                      2012           2013           2014           TOTAL
                                  ------------   ------------   -------------   -----------
ABN AMRO Growth Fund...........   $         --   $         --   $          --   $36,244,580

Veredus Select Growth Fund ....             --             --         253,267       253,267

Veredus SciTech Fund ..........        390,520          8,062              --     1,417,284

M&C Balanced Fund..............             --             --              --     9,784,933


| 116

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                                                                OCTOBER 31, 2006

NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

                                      2008           2009            2010          2011
                                  ------------   ------------   -------------   -----------
TCH Fixed Income Fund .........   $         --   $         --   $   2,004,521   $        --

TCH Investment Grade
   Bond Fund ..................             --             --              --            --

ABN AMRO High Yield
   Bond Fund ..................             --             --              --            --

McDonnell Municipal
   Bond Fund ..................             --             --              --            --

                                      2012           2013           2014           TOTAL
                                  ------------   ------------   -------------   -----------
TCH Fixed Income Fund .........   $    139,950   $         --   $   5,274,089   $ 7,418,560

TCH Investment Grade
   Bond Fund ..................         75,141        350,840         357,545       783,526

ABN AMRO High Yield
   Bond Fund ..................             --         32,155         185,388       217,543

McDonnell Municipal
   Bond Fund ..................             --             --         120,153       120,153

(8) MULTI-CLASS OPERATIONS: With respect to ABN AMRO Growth Fund, M&C Growth Fund, Value Fund, Veredus Select Growth Fund, Optimum Mid Cap Fund, TAMRO Small Cap Fund, Veredus Aggressive Growth Fund, ABN AMRO Real Estate Fund, M&C Balanced Fund, TCH Fixed Income Fund, TCH Investment Grade Bond Fund and ABN AMRO High Yield Bond Fund, each class offered by these Funds has equal rights as to net assets. Income, fund and trust level expenses and realized and unrealized capital gains and losses, if any, are allocated to each class of shares based on the relative net assets of each class. Class specific expenses are allocated to each class and include distribution fees and sub-transfer agent fees.

(9) USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(10) COMMITMENTS AND CONTINGENCIES: In the normal course of business, the Trust enters into contracts on behalf of the Funds that contain a variety of provisions for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on experience, the Funds believe the risk of loss is remote.

(11) ADDITIONAL ACCOUNTING STANDARDS: In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Management is currently evaluating the impact the adoptions of Fin 48 and SFAS 157 will have on the Funds' financial statement disclosures.

NOTE (C)  DIVIDENDS  FROM NET  INVESTMENT  INCOME AND  DISTRIBUTIONS  OF CAPITAL
GAINS: Dividends and distributions to shareholders are recorded on the ex-dividend date. River Road Dynamic Equity Income Fund, TCH Fixed Income Fund, TCH Investment Grade Bond Fund and ABN AMRO High Yield Bond Fund distribute dividends from net investment income to shareholders monthly and net realized gains from investment transactions, if any, are generally not expected to be distributed more frequently than annually.

ABN AMRO Growth Fund, M&C Growth Fund, TAMRO Large Cap Value Fund, Value Fund, Veredus Select Growth Fund, Optimum Mid Cap Fund, ABN AMRO Mid Cap Growth Fund, River Road Small Cap Value Fund, TAMRO Small Cap Fund, Veredus Aggressive Growth, ABN AMRO Real Estate Fund, Veredus SciTech Fund, Balanced Fund and M&C Balanced Fund distribute dividends from net investment income to shareholders quarterly and net realized gains from investment transactions, if any, are generally not expected to be distributed more frequently than annually.


                                                                           | 117
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                                                                OCTOBER 31, 2006

NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

McDonnell Municipal Bond Fund and ABN AMRO Investor Money Market Fund declare dividends daily, which are payable monthly and are automatically reinvested in additional Fund shares at the month-end net asset value for those shareholders that have elected the reinvestment option. Net realized gains, if any, are generally not expected to be distributed more frequently than annually. Differences in dividends per share between classes of ABN AMRO Growth Fund, M&C Growth Fund, Value Fund, Optimum Mid Cap Fund, TAMRO Small Cap Fund, Veredus Aggressive Growth Fund, ABN AMRO Real Estate Fund, M&C Balanced Fund, TCH Fixed Income Fund, TCH Investment Grade Bond Fund and ABN AMRO High Yield Bond Fund are due to different class expenses. Net investment income and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of permanent book and tax basis differences.

Permanent differences between book and tax basis reporting for the 2006 fiscal year have been identified and appropriately reclassified as indicated below. These permanent differences relate to one or more of the following: return of capital transactions on REITs, amortization for GAAP but not for federal income tax purposes and non deductible start-up expenses. These reclassifications have no impact on net assets.

                                                   ACCUMULATED
                                                UNDISTRIBUTED NET      ACCUMULATED NET
FUND                                            INVESTMENT INCOME   REALIZED GAIN/(LOSS)   PAID IN CAPITAL
----                                            -----------------   -------------------    ---------------
River Road Dynamic Equity Income Fund            $       (8,644)      $          8,644      $          --
TAMRO Large Cap Value Fund                                8,659                 (8,659)                --
Veredus Select Growth Fund                               72,327                     61            (72,388)
Optimum Mid Cap Fund                                    356,852                     --           (356,852)
ABN AMRO Mid Cap Growth Fund                              7,302                 (4,529)            (2,773)
River Road Small Cap Value Fund                         (23,103)                23,351               (248)
TAMRO Small Cap Fund                                    799,625                 95,548           (895,173)
Veredus Aggressive Growth Fund                        7,292,453                     --         (7,292,453)
ABN AMRO Real Estate Fund                            (1,341,189)             1,341,189                 --
Veredus SciTech Fund                                     50,162                     --            (50,162)
Balanced Fund                                           264,516               (264,516)                --
M&C Balanced Fund                                       316,005               (316,005)                --
TCH Fixed Income  Fund                                  908,595               (908,595)                --
TCH Investment Grade Bond Fund                           95,761                (95,761)                --
ABN AMRO High Yield Bond Fund                            91,394                (91,394)                --
McDonnell Municipal Bond Fund                                --                    702               (702)

Distributions from net realized gains for book purposes may include short-term capital gains, which are classified as ordinary income for tax purposes.

The tax character of distributions paid during 2006 and 2005 was as follows:

                                                    DISTRIBUTIONS PAID IN 2006                   DISTRIBUTIONS PAID IN 2005
                                           --------------------------------------------   -----------------------------------------
                                           TAX-EXEMPT                      LONG-TERM       TAX-EXEMPT     ORDINARY     LONG-TERM
                                             INCOME     ORDINARY INCOME  CAPITAL GAINS       INCOME        INCOME     CAPITAL GAINS
                                           -----------  ---------------  --------------   ------------  ------------  -------------
River Road Dynamic Equity Income Fund ..   $        --  $     292,755    $           --   $         --  $     52,394  $          --
ABN AMRO Growth Fund ...................            --      1,514,894        60,281,040             --     3,719,656             --
M&C Growth Fund ........................            --     12,192,090                --             --    12,223,076             --
TAMRO Large Cap Value Fund .............            --        152,087                --             --       140,652             --
Value Fund .............................            --      5,455,180         4,573,239             --     3,689,930             --
Veredus Select Growth Fund .............            --             --            19,255             --            --             --
Optimum Mid Cap Fund ...................            --      2,977,006        21,010,719             --            --     14,115,486
TAMRO Small Cap Fund ...................            --             --                --             --     2,319,448      5,771,631
ABN AMRO Real Estate Fund ..............            --      1,178,792         9,479,028             --     1,534,870      3,025,541
Balanced Fund ..........................            --      1,538,340         8,738,671             --     3,673,528     13,121,235
M&C Balanced Fund ......................            --        790,445                --             --     2,019,046             --
TCH Fixed Income Fund ..................            --      8,184,409                --             --    13,742,768             --
TCH Investment Grade Bond Fund .........            --      1,406,853                --             --     1,638,810             --
ABN AMRO High Yield Bond Fund ..........            --      1,554,370                --             --     1,634,987         22,832
McDonnell Municipal Bond Fund ..........     2,278,235         50,920           101,839      2,148,332            --        182,140
ABN AMRO Investor Money Market Fund ....            --      4,256,167                --             --     3,456,889             --

As of October 31, 2006, the components of distributable earnings on a tax basis were as follows:

                                                                             UNDISTRIBUTED                       UNREALIZED
                                            CAPITAL LOSS    UNDISTRIBUTED     TAX-EXEMPT       UNDISTRIBUTED    APPRECIATION
                                            CARRYFORWARD   ORDINARY INCOME      INCOME        LONG-TERM GAIN   (DEPRECIATION)
                                            ------------   ---------------   -------------    --------------   --------------
River Road Dynamic Equity Income Fund ..    $         --   $       109,722   $          --    $       90,549   $    1,094,948
ABN AMRO Growth Fund ...................     (36,244,580)        7,258,995              --        96,058,568       94,365,100
M&C Growth Fund ........................              --           598,903              --        14,012,604      295,469,306


| 118
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                                                                OCTOBER 31, 2006

NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                             UNDISTRIBUTED                       UNREALIZED
                                            CAPITAL LOSS    UNDISTRIBUTED     TAX-EXEMPT       UNDISTRIBUTED    APPRECIATION
                                            CARRYFORWARD   ORDINARY INCOME      INCOME        LONG-TERM GAIN   (DEPRECIATION)
                                            ------------   ---------------   -------------    --------------   --------------
TAMRO Large Cap Value Fund .............    $         --   $            --   $          --    $    1,853,376   $    2,583,328
Value Fund .............................              --           740,651              --        13,737,654       78,364,251
Veredus Select Growth Fund .............        (253,267)               --              --                --        2,519,037
Optimum Mid Cap Fund ...................              --                --              --        45,550,945      112,538,563
ABN AMRO Mid Cap Growth Fund ...........              --                --              --                --            4,584
River Road Small Cap Value Fund ........              --         2,379,988              --            46,483        9,739,548
TAMRO Small Cap Fund ...................              --                --              --        15,386,367       47,638,208
Veredus Aggressive Growth Fund .........              --                --              --        29,880,980       25,935,046
ABN AMRO Real Estate Fund ..............              --         3,516,613              --        22,029,717       29,146,485
Veredus SciTech Fund ...................      (1,417,284)               --              --                --          142,023
Balanced Fund ..........................              --         1,313,323              --        16,036,482        5,876,402
M&C Balanced Fund ......................      (9,784,933)           50,471              --                --        2,306,737
TCH Fixed Income  Fund .................      (7,418,560)          135,874              --                --         (819,857)
TCH Investment Grade Bond Fund .........        (783,526)           62,280              --                --         (697,727)
ABN AMRO High Yield Bond Fund ..........        (217,543)          132,338              --                --          (75,926)
McDonnell Municipal Bond Fund ..........        (120,153)               --          54,367                --        1,141,775
ABN AMRO Investor Money Market Fund ....              --           150,737              --                --               --

NOTE (D) SHARES OF BENEFICIAL INTEREST: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. At October 31, 2006, ABN AMRO Asset Management Holdings, Inc. owned 100,000 shares of ABN AMRO Mid Cap Growth Fund, Class N and 399,987 and 1,599,986 shares of ABN AMRO High Yield Bond Fund, Class N and Class I, respectively. Share transactions of the Funds were as follows:

YEAR ENDED OCTOBER 31, 2006

                                                            PROCEEDS FROM                         NET INCREASE
                                                           REINVESTMENT OF                         (DECREASE)
CLASS N                                         SOLD        DISTRIBUTIONS       REDEEMED      IN SHARES OUTSTANDING
-------                                      -----------   ---------------   --------------   ---------------------
River Road Dynamic Equity Income Fund ....     1,458,692            10,479        (660,127)             809,044
ABN AMRO Growth Fund .....................     4,069,629         1,583,026     (25,275,679)         (19,623,024)
M&C Growth Fund ..........................     8,426,683           104,931     (17,387,669)          (8,856,055)
TAMRO Large Cap Value Fund ...............       173,500            11,164        (786,125)            (601,461)
Value Fund ...............................     1,557,582           232,748      (2,278,664)            (488,334)
Veredus Select Growth Fund ...............     2,260,876             1,361        (726,432)           1,535,805
Optimum Mid Cap Fund .....................     6,651,917           797,740      (9,807,905)          (2,358,248)
ABN AMRO Mid Cap Growth Fund (a) .........       114,531                --            (672)             113,859
River Road Small Cap Value Fund ..........    13,316,275                --      (1,490,759)          11,825,516
TAMRO Small Cap Fund .....................     5,262,354                --      (5,541,411)            (279,057)
Veredus Aggressive Growth Fund ...........     5,165,613                --     (15,194,301)         (10,028,688)
ABN AMRO Real Estate Fund ................     1,172,046           424,265      (1,349,059)             247,252
Veredus SciTech Fund .....................       179,372                --        (354,355)            (174,983)
Balanced Fund ............................       882,089           964,188     (12,090,947)         (10,244,670)
M&C Balanced Fund ........................       247,162            34,278      (1,895,942)          (1,614,502)
TCH Fixed Income Fund ....................     2,219,945           531,744      (9,059,642)          (6,307,953)
TCH Investment Grade Bond Fund ...........        40,375            14,882        (135,973)             (80,716)
ABN AMRO High Yield Bond Fund ............        65,599             6,454        (641,626)            (569,573)
McDonnell Municipal Bond Fund ............     1,580,764           146,140      (4,719,678)          (2,992,774)
ABN AMRO Investor Money Market Fund ......   294,006,932         1,951,658    (328,219,408)         (32,260,818)

(a) ABN AMRO Mid Cap Growth Fund commenced investment operations on December 29, 2005.

                                                            PROCEEDS FROM                         NET INCREASE
                                                           REINVESTMENT OF                         (DECREASE)
CLASS I                                         SOLD        DISTRIBUTIONS       REDEEMED      IN SHARES OUTSTANDING
-------                                      -----------   ---------------   --------------   ---------------------
ABN AMRO Growth Fund .....................     3,155,002           938,503      (3,788,153)             305,352
M&C Growth Fund ..........................     8,933,745           334,989     (33,572,466)         (24,303,732)
Value Fund ...............................     1,250,143           554,934         (52,282)           1,752,795
Optimum Mid Cap Fund .....................       906,056           105,120      (1,169,973)            (158,797)
Veredus Select Growth Fund (a) ...........        78,447                --            (833)              77,614
TAMRO Small Cap Fund .....................     3,167,262                --        (670,970)           2,496,292
Veredus Aggressive Growth Fund ...........     2,506,369                --      (2,867,822)            (361,453)
ABN AMRO Real Estate Fund ................       279,367           268,200        (261,777)             285,790
M&C Balanced Fund ........................       257,603            12,735      (1,022,596)            (752,258)
TCH Fixed Income  Fund ...................       469,294           140,155      (3,644,317)          (3,034,868)
TCH Investment Grade Bond Fund ...........        59,951            57,629        (811,511)            (693,931)
ABN AMRO High Yield Bond Fund ............       600,622               771          (5,655)             595,738

(a)   Veredus Select Growth Fund began issuing Class I Shares on September 11,
      2006.


                                                                           | 119
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                                                                OCTOBER 31, 2006

NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                            PROCEEDS FROM                         NET INCREASE
                                                           REINVESTMENT OF                         (DECREASE)
CLASS R                                         SOLD        DISTRIBUTIONS       REDEEMED      IN SHARES OUTSTANDING
-------                                      -----------   ---------------   --------------   ---------------------
ABN AMRO Growth Fund .....................        51,523             1,594          (28,756)           24,361
M&C Growth Fund ..........................        10,743                --          (13,319)           (2,576)

YEAR ENDED OCTOBER 31, 2005

                                                             PROCEEDS
                                                               FROM                                                   NET INCREASE
                                                           REINVESTMENT                                                (DECREASE)
                                                                OF                        EXCHANGED    SUBSCRIPTION    IN SHARES
CLASS N                                         SOLD       DISTRIBUTIONS     REDEEMED        IN          IN KIND      OUTSTANDING
-------                                      -----------   -------------   ------------   ---------    ------------   ------------
River Road Dynamic Equity Income Fund (a)        537,150             220           (106)       --             --           537,264
ABN AMRO Growth Fund                          11,103,850          90,569    (16,227,885)   16,975(b)          --        (5,016,491)
M&C Growth Fund                               13,383,528         104,095    (18,317,017)       --             --        (4,829,394)
TAMRO Large Cap Value Fund                       681,239          11,210       (498,783)       --             --           193,666
Value Fund                                     3,990,876          97,285    (17,027,981)       --             --       (12,939,820)
Veredus Select Growth                            938,928              --        (82,375)       --             --           856,553
Optimum Mid Cap Fund                          14,969,958         486,641     (8,628,945)       --             --         6,827,654
River Road Small Cap Value Fund (c)              573,564              --             --        --         39,003(d)        612,567
TAMRO Small Cap Fund                           6,749,648         461,797     (5,077,393)       --             --         2,134,052
Veredus Aggressive Growth Fund                 9,272,640              --    (11,604,303)       --             --        (2,331,663)
ABN AMRO Real Estate Fund                      1,518,071         160,052     (3,274,478)       --             --        (1,596,355)
Veredus SciTech Fund                             173,970              --       (585,267)       --             --          (411,297)
Balanced Fund                                  8,201,094       1,527,947    (14,116,605)       --             --        (4,387,564)
M&C Balanced Fund                                749,234          70,245     (3,789,396)       --             --        (2,969,917)
TCH  Fixed Income Fund                         4,283,628         702,258     (5,870,924)       --             --          (885,038)
TCH Investment Grade Bond Fund                   262,184          11,654        (40,302)       --             --           233,536
ABN AMRO High Yield Bond Fund                     92,033           6,169        (38,688)       --             --            59,514
McDonnell Municipal Bond Fund                  2,293,449         133,990     (1,473,151)       --             --           954,288
ABN AMRO Investor Money Market Fund          536,100,236         805,231   (639,757,628)       --             --      (102,852,161)

(a) River Road Dynamic Equity Income Fund commenced investment operations on June 28, 2005.

(b) ABN AMRO Growth Fund closed its Class C Shares on October 28, 2005. Existing shareholders were exchanged into Class N Shares.

(c) River Road Small Cap Value Fund commenced investment operations on June 28, 2005.

(d) River Road Small Cap Value Fund had a subscription in kind on September 29, 2005, which resulted in a purchase of $398,297.

                                                              PROCEEDS
                                                                FROM
                                                            REINVESTMENT                                      NET INCREASE
                                                                 OF                        REDEMPTION          (DECREASE)
CLASS I                                          SOLD       DISTRIBUTIONS     REDEEMED       IN KIND      IN SHARES OUTSTANDING
-------                                       -----------   -------------   ------------   ----------     ---------------------
ABN AMRO Growth Fund                           9,271,249          27,567     (4,317,572)  (1,686,980)(a)         3,294,264
M&C Growth Fund                               23,771,517         366,681    (51,532,551)          --           (27,394,353)
Value Fund (b)                                15,847,838              --           (417)          --            15,847,421
Optimum Mid Cap Fund                           2,187,523          41,979       (224,612)          --             2,004,890
TAMRO Small Cap Fund (c)                         811,375              --        (81,670)          --               729,705
Veredus Aggressive Growth Fund                 3,492,096              --     (2,061,067)          --             1,431,029
ABN AMRO Real Estate Fund (d)                  2,015,976              --             --           --             2,015,976
M&C Balanced Fund                                429,031          52,909     (4,341,762)          --            (3,859,822)
TCH Fixed Income Fund                          1,282,257         224,964    (21,501,108)          --           (19,993,887)
TCH Investment Grade Bond Fund                   160,146          64,458       (995,911)          --              (771,307)
ABN AMRO High Yield Bond Fund                      5,266             778         (5,149)          --                   895

(a) ABN AMRO Growth Fund had a redemption in kind on February 22, 2005, which resulted in a redemption of $37,332,876. The redemption was comprised of securities and cash in the amounts of $36,651,123 and $681,753, respectively.

(b)   Value Fund began issuing Class I Shares on September 20, 2005.

(c)   TAMRO Small Cap Fund began issuing Class I Shares on January 4, 2005.

(d)   ABN AMRO Real Estate Fund began issuing Class I Shares on September 20,
      2005.

                                                             PROCEEDS
                                                               FROM
                                                           REINVESTMENT
                                                                OF                          EXCHANGED          NET DECREASE
CLASS C                                         SOLD       DISTRIBUTIONS     REDEEMED         OUT(a)       IN SHARES OUTSTANDING
-------                                      -----------   -------------   ------------     ----------     ---------------------
ABN AMRO Growth Fund (a)                        2,273            3            (2,999)        (16,975)             (17,698)

(a) ABN AMRO Growth Fund closed its Class C Shares on October 28, 2005. Existing shareholders were exchanged into Class N Shares.

                                                             PROCEEDS
                                                               FROM
                                                           REINVESTMENT
                                                                OF                           NET INCREASE
CLASS R                                         SOLD       DISTRIBUTIONS     REDEEMED    IN SHARES OUTSTANDING
------------------------------------------   -----------   -------------   -----------   ---------------------
ABN AMRO Growth Fund                          36,305            48           (12,984)           23,369
M&C Growth Fund                               10,905            23            (2,104)            8,824


| 120
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                                                                OCTOBER 31, 2006

NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

NOTE (E) INVESTMENT TRANSACTIONS: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the year ended October 31, 2006 were as follows:

                                                    AGGREGATE PURCHASES                 PROCEEDS FROM SALES
                                             ---------------------------------   ---------------------------------
                                             U.S. GOVERNMENT        OTHER        U.S. GOVERNMENT        OTHER
                                             ---------------   ---------------   ---------------   ---------------
River Road Dynamic Equity Income Fund ....   $            --   $    12,577,850   $            --   $     3,310,623
ABN AMRO Growth Fund .....................                         305,001,256                         804,261,445
M&C Growth Fund ..........................                --     1,553,780,909                --     2,201,451,742
TAMRO Large Cap Value Fund ...............                --         8,272,461                --        16,277,524
Value Fund ...............................                --        98,772,059                --        84,291,794
Veredus Select Growth Fund ...............                --        86,683,619                --        67,093,222
Optimum Mid Cap Fund .....................                --       201,003,224                --       261,934,372
ABN AMRO Mid Cap Growth Fund .............                --         1,461,872                --           323,539
River Road Small Cap Value Fund ..........                --       158,484,322                --        21,996,381
TAMRO Small Cap Fund .....................                --       137,037,288                --       104,717,376
Veredus Aggressive Growth Fund ...........                --       876,531,476                --     1,050,632,639
ABN AMRO Real Estate Fund ................                --        84,418,579                --        85,381,307
Veredus SciTech Fund .....................                --         9,757,370                --        10,579,540
Balanced Fund ............................         9,793,274        22,319,793        29,695,581       121,552,185
M&C Balanced Fund ........................         1,341,084        14,607,205         8,437,819        46,070,897
TCH Fixed Income Fund ....................        58,373,971        54,859,173       131,608,206        73,512,547
TCH Investment Grade Bond Fund ...........         2,208,066         2,552,179         7,049,523         4,995,125
ABN AMRO High Yield Bond Fund ............                --        12,992,278                --        13,259,157
McDonnell Municipal Bond Fund ............                --        14,881,584                --        42,022,000

NOTE (F) REDEMPTION FEES: In accordance with the prospectuses, certain Funds assessed a 2% redemption fee on fund share redemptions and exchanges within specified time periods, as indicated in the following table for the year ended October 31, 2006:

FUND NAME                                 TIME PERIOD        AMOUNT    FUND NAME                           TIME PERIOD       AMOUNT
-------------------------------------   ----------------   ---------   ------------------------------   -----------------   --------
River Road Dynamic Equity Income Fund   2% Within 7 Days   $      --   Veredus Aggressive Growth Fund   2% Within 7 Days    $  6,611
ABN AMRO Growth Fund                    2% Within 7 Days       1,489   ABN AMRO Real Estate Fund        2% Within 90 Days     20,880
M&C Growth Fund                         2% Within 7 Days       7,528   Veredus SciTech Fund             2% Within 90 Days      4,038
TAMRO Large Cap Value Fund              2% Within 7 Days          44   Balanced Fund                    2% Within 7 Days          --
Value Fund                              2% Within 7 Days          --   M&C Balanced Fund                2% Within 7 Days          24
Veredus Select Growth                   2% Within 7 Days          --   TCH Fixed Income Fund            2% Within 7 Days         569
Optimum Mid Cap Fund                    2% Within 7 Days       1,417   TCH Investment Grade Bond Fund   2% Within 7 Days          --
River Road Small Cap Value Fund         2% Within 7 Days         215   ABN AMRO High Yield Bond Fund    2% Within 90 Days        865
TAMRO Small Cap Fund                    2% Within 7 Days         273   McDonnell Municipal Bond Fund    2% Within 90 Days     26,009

Redemption fees are allocated back to each class based on relative net assets and have been deducted from gross redemption proceeds on the Statements of Changes in Net Assets. The Board of Trustees of the Trust approved the removal of the 2% redemption fee on Fund shares redeemed or exchanged within seven days of purchase for all of the Trust's Funds listed above with a time period of 7 days, effective December 27, 2005, except for ABN AMRO Real Estate Fund, Veredus SciTech Fund, ABN AMRO High Yield Bond Fund and McDonnell Municipal Bond Fund, which continue to have a 2% redemption fee on Fund shares redeemed or exchanged within 90 days of purchase.

NOTE (G) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: Prior to the closing of the Strategic Transaction, each Adviser listed below provided the Funds with investment advisory services under various advisory agreements. Under terms of each Fund's investment advisory agreement, fees were accrued daily and paid monthly, based on a specified annual rate of average daily net assets. In addition, certain Funds had an expense limitation agreement with the Adviser, which capped annual ordinary operating expenses for Class N and Class I shareholders at certain specified annual rates of average daily net assets. There were no contractual expense limitations for Class R shareholders. The contractual expense limitation contracts with the Advisers set forth below terminated as of November 30, 2006 at which time new contractual expense limitation contracts with Aston became effective (the "New Expense Limitation Agreements"). The New Expense Limitation Agreements set forth the same contractual expense limitations as previously in place for each Fund and are effective through February 28, 2008. The advisory rates and contractual expense limitations for the year ended October 31, 2006 were as follows:


                                                                           | 121
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Aston Funds

                                                                OCTOBER 31, 2006

NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                                                                 CONTRACTUAL
                                                                                                             EXPENSE LIMITATIONS
                                                                                                            ----------------------
                                                     ADVISER                        ADVISORY FEES           CLASS N        CLASS I
                                       -----------------------------------   ---------------------------    -------        -------
River Road Dynamic Equity Income Fund  River Road Asset Management LLC                  0.70%                1.30%           N/A
ABN AMRO Growth Fund                   ABN AMRO Asset Management, Inc.                  0.70%                 N/A            N/A
M&C Growth Fund                        Montag & Caldwell, Inc.               0.80% on first $800,000,000
                                                                               0.60% over $800,000,000        N/A            N/A
TAMRO Large Cap Value Fund             TAMRO Capital Partners LLC                       0.80%                1.20%           N/A
Value Fund                             ABN AMRO Asset Management, Inc.(b)               0.80%                0.94%          0.69%
Veredus Select Growth Fund             Veredus Asset Management LLC                     0.80%                1.30%          1.05%
Optimum Mid Cap Fund                   ABN AMRO Asset Management, Inc.       0.80% on first $100,000,000
                                                                               0.75% next $300,000,000
                                                                               0.70% over $400,000,000       1.40%          1.15%
ABN AMRO Mid Cap Growth Fund           ABN AMRO Asset Management, Inc.                  0.80%                1.40%           N/A
River Road Small Cap Value Fund        River Road Asset Management LLC                  0.90%                1.50%           N/A
TAMRO Small Cap Fund                   TAMRO Capital Partners LLC                       0.90%                1.30%          1.05%
Veredus Aggressive Growth Fund         Veredus Asset Management LLC                     1.00%                1.49%          1.24%
ABN AMRO Real Estate Fund              ABN AMRO Asset Management, Inc.(b)               1.00%                1.37%          1.12%
Veredus SciTech Fund                   Veredus Asset Management LLC                     1.00%                1.60%           N/A
Balanced Fund                          ABN AMRO Asset Management, Inc.                  0.70%                 N/A            N/A
M&C Balanced Fund                      Montag & Caldwell, Inc.                          0.75%                 N/A            N/A
TCH Fixed Income Fund                  ABN AMRO Asset Management, Inc.                  0.55%                0.74%          0.49%
TCH Investment Grade Bond Fund         ABN AMRO Asset Management, Inc.                  0.50%                0.89%          0.64%
ABN AMRO High Yield Bond Fund          ABN AMRO Asset Management, Inc.(b)               0.45%                0.80%          0.55%
McDonnell Municipal Bond Fund(a)       ABN AMRO Asset Management, Inc.                  0.60%                 N/A            N/A
ABN AMRO Investor Money Market Fund    ABN AMRO Asset Management, Inc.                  0.40%                 N/A            N/A

(a) The Adviser voluntarily waived management fees and all distribution fees for the McDonnell Municipal Bond Fund so that the net expense ratio was 0.50%. The Adviser may revise or discontinue the voluntary waivers at any time.

(b) Effective January 1, 2006, ABN AMRO Asset Management (USA) LLC ("AAAM LLC") merged with ABN AMRO Asset Management, Inc. Any contract between the Funds' and AAAM LLC continues under ABN AMRO Asset Management, Inc.

In  addition,  prior  to  the  Strategic  Transaction,   AAAM  was  a  party  to
sub-advisory agreements with the following entities for the following Funds:

FUND                                        SUB-ADVISER
----                                        --------------------------------
Value Fund                                  MFS Institutional Advisors, Inc.
Optimum Mid Cap Fund                        Optimum Investment Advisers, LLC

Sub-advisory fees were paid monthly by the Adviser.

Please see Note (J)-Subsequent Events for more information relating to the Strategic Transaction.

ABN AMRO Investment Fund Services, Inc. ("AAIFS"), provided the Funds with various administrative services. On November 30, 2006, AAIFS, the Trust and the Board of Trustees assigned the administration agreement between the Funds and AAIFS (the "Administration Agreement") to Aston in connection with the Strategic Transaction discussed under Note (J)-Subsequent Events. Under the terms of the Administration Agreement, administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust and base fees are fixed at an annual rate of $12,000 per Fund. The fee is allocated to each Fund based on the relative net assets of the Trust. Administration expenses also include pricing agent fees and compliance related expenses. The administration fee arrangement is as follows:

ADMINISTRATION FEES
AT TRUST LEVEL                              ANNUAL RATE
-------------------                         -----------
First $7.4 billion                            0.0490%
Over $7.4 billion                             0.0465%

PFPC Inc. ("PFPC") provides certain administrative services to the Funds pursuant to a Sub-administration and Accounting Services Agreement between AAIFS and PFPC (the "Sub-administration Agreement"). On November 30, 2006, the Sub-Administration Agreement was assigned from AAIFS to Aston. Effective August 1, 2006, under the terms of the Sub-administration Agreement, sub-administration fees are accrued daily and paid monthly, at a rate of 0.022% of average daily net assets of the Trust and a base fee at an annual rate of $12,000 per Fund.

Prior to August 1, 2006, under the terms of the Sub-administration Agreement, sub-administration fees were accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust and base fees were fixed at an annual rate of $12,000 per Fund. The Sub-administration fee arrangement was as follows:

SUB-ADMINISTRATION FEES                     ANNUAL RATE
-----------------------                     -----------
First $7.4 billion                            0.0255%
Over $7.4 billion                             0.0230%


| 122

Aston Funds

                                                                OCTOBER 31, 2006

NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

ABN AMRO Distribution Services (USA) Inc. served as the principal underwriter and distributor of the Fund's Shares under the same fee structure described below. As of December 1, 2006, PFPC Distributors, Inc. serves as principal underwriter and distributor of the Funds' shares. Pursuant to Rule 12b-1 distribution plans (the "Plans") adopted by the Funds, with the exception of ABN AMRO Investor Money Market Fund, with respect to Class N shares and Class R shares, the Funds pay certain expenses associated with the distribution of their shares. Under the Plans, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's Class N average daily net assets and 0.50% of each participating Fund's Class R average daily net assets. The Class I shares do not have distribution plans.

In addition, some of the Funds, with respect to Class N shares, Class I shares and Class R shares, pay a sub-transfer agent fee pursuant to certain fee arrangements. For the year ended October 31, 2006, the fees charged to these Funds for Class N, Class I and Class R, which are included in the Transfer agent fees on the Statement of Operations, were as follows:

                                        SUB-TRANSFER AGENT FEES
                                  -----------------------------------
        FUND                       CLASS N      CLASS I      CLASS R
        ----                      ---------    ---------    ---------
ABN AMRO Growth Fund              $ 258,844    $   3,909    $      --
M&C Growth Fund                     274,686           --           --
TAMRO Large Cap Value Fund            1,922           --           --
Veredus Select Growth Fund           19,339           --           --
Optimum Mid Cap Fund                160,710        7,777           --
TAMRO Small Cap Fund                 85,201           --           --
Veredus Aggressive Growth Fund      151,913           --           --
ABN AMRO Real Estate Fund               991           --           --
Veredus SciTech Fund                  1,715           --           --
Balanced Fund                         9,064           --           --
M&C Balanced Fund                     3,666           --           --
McDonnell Municipal Bond Fund        12,764           --           --

The Trust does not compensate its officers or interested Trustees who are affiliated with the Adviser. The Trust pays each non-interested Trustee $5,000 per Board of Trustees meeting attended, an annual retainer of $25,000 and reimburses for out-of-pocket expenses. In addition, the Trust pays each member of the Nominating and Governance Committee a $2,000 annual retainer and each member of the Audit Committee a $2,500 annual retainer. The Chairman of the Audit Committee receives an additional $10,000 per year, the Chairman of the Nominating and Governance Committee receives an additional $2,500 per year, and the Lead Independent Trustee receives an additional $20,000 per year.

NOTE (H) CREDIT AGREEMENT: The Credit Agreement with The Bank of Nova Scotia, amended March 17, 2006, provides the Trust with a revolving credit facility up to $50 million. The facility is shared by each series of the Trust, including these Funds, and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The annual facility fee is 0.11% of the commitment amount of the facility in addition to an annual administration fee of $37,500 and reasonable legal expenses incurred in connection with the preparation of any amendments. The interest rate on outstanding loans is equivalent to the Federal Funds Rate or LIBOR (London Interbank Offered Rate), as applicable, plus 0.625%. Borrowings must be repaid within 60 days. At October 31, 2006, there was one borrowing outstanding on the line of credit for the Veredus Aggressive Growth Fund totaling $1,128,900.

For the Funds that utilized the line of credit during the year ended October 31, 2006, the average daily loan balance outstanding on the days where borrowings existed, the weighted average interest rate and the interest expense, included on the Statement of Operations, allocated to each Fund for use of the line of credit were as follows:

                                   AVERAGE DAILY LOAN   WEIGHTED AVERAGE
                                        BALANCE          INTEREST RATE     INTEREST EXPENSE
                                   ------------------   ----------------   ----------------
ABN AMRO Growth Fund                 $6,076,167               4.18%            $ 2,089
M&C Growth Fund                       2,887,000               5.27%                423
TAMRO Large Cap Value Fund            1,718,760               5.09%              3,032
Optimum Mid Cap Fund                  1,873,111               5.17%             16,746
Veredus Aggressive Growth Fund        2,623,880               5.30%              8,940
ABN AMRO Real Estate Fund             3,735,900               5.29%              1,097
Balanced Fund                         4,598,433               4.61%              1,677
M&C Balanced Fund                     2,531,300               5.18%              3,052
TCH Fixed Income Fund                 5,404,980               5.00%              8,510
TCH Investment Grade Bond Fund        3,290,900               4.77%                330
McDonnell Municipal   Bond Fund       3,053,033               5.32%              3,643

NOTE (I) REFLOW FUND LLC: On June 15, 2006, the ABN AMRO Funds' Board of Trustees approved the use of ReFlow Fund LLC ("ReFlow") for the Veredus Aggressive Growth Fund. The Veredus Aggressive Growth Fund may participate in the program, which is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash


                                                                           | 123

Aston Funds

                                                                OCTOBER 31, 2006

NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

by standing ready to purchase shares from a fund equal to the amount of the fund's net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales or when the shares have been outstanding for the holding limit of 28 days, whichever comes first. In return for this service, the Veredus Aggressive Growth Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.

The costs to the Veredus Aggressive Growth Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund's short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund.

As of October 31, 2006, the Veredus Aggressive Growth Fund had not utilized ReFlow.

NOTE (J) SUBSEQUENT EVENTS: The Trust filed a Post-Effective Amendment to its Registration Statement ("PEA") on October 10, 2006 for the purpose of adding two new series to the Trust, Aston/ABN AMRO International Fund and Aston/Optimum Large Cap Opportunity Fund. The new funds are expected to commence operations on or about December 29, 2006. The Trust filed a PEA on October 3, 2006 for the purpose of adding a Class I shares to the River Road Small Cap Value Fund. The new class commenced operations on December 13, 2006.

The Strategic Transaction. On November 30, 2006, pursuant to the closing of an asset purchase agreement between AAAM and its affiliates ("ABN AMRO"), Highbury Financial Inc. ("Highbury") and Aston ("the Purchase Agreement"), ABN AMRO sold substantially all of the assets related to their U.S. mutual fund and separately managed account business to Highbury and Aston. Aston is a majority owned subsidiary of Highbury. As of November 30, 2006, Aston serves as investment adviser and administrator to the Funds (except ABN AMRO Investor Money Market
Fund). AAAM continues to serve as investment adviser to ABN AMRO Investor Money Market Fund and Aston serves as the administrator.

On May 9, 2006, the Board of Trustees of the Funds considered and approved several proposals in connection with the Strategic Transaction. The proposals approved by the Board of Trustees in connection with the Strategic Transaction included the following:

(I) approval of a new investment advisory agreement with Aston with respect to nineteen series of the Trust listed below, which provides for the same investment advisory fee rate currently in effect for each Fund (the "New Investment Advisory Agreement);

(II) approval of a new sub-advisory agreement for nineteen series of the Trust listed below with the sub-advisers shown below (the "New Sub advisory Agreements");

(III) approval of the assignment of the agreements relating to the provision of administration services from AAIFS to Aston; and

(IV) approval of name changes for the Trust and each Fund to reflect the name Aston and, if applicable, ABN AMRO.

A Special Meeting of Shareholders of the Trust was held on August 25, 2006 and reconvened on September 20, 2006 to approve certain proposals in connection with the Strategic Transaction, including the approval of the New Investment Advisory Agreement with Aston for each Fund listed below and the approval of the New Sub advisory Agreement between Aston and the sub-adviser identified for each Fund listed below. All proposals for all Funds were approved by shareholders and the results of the voting are listed in the Additional Information section of this report.

The Board of Trustees and shareholders approved New Sub advisory Agreements with respect to each Fund as follows:

FUND                                           SUB-ADVISER
----                                           -----------
Aston/ABN AMRO Growth Fund                     ABN AMRO Asset Management, Inc.
--------------------------------------------------------------------------------
Aston/ABN AMRO Mid Cap Growth Fund             ABN AMRO Asset Management, Inc.
--------------------------------------------------------------------------------
Aston/ABN AMRO Real Estate Fund                ABN AMRO Asset Management, Inc.
--------------------------------------------------------------------------------
Aston/ABN AMRO High Yield Bond Fund            ABN AMRO Asset Management, Inc.
--------------------------------------------------------------------------------
Aston/Montag & Caldwell Growth Fund            Montag & Caldwell, Inc.
--------------------------------------------------------------------------------
Aston/Montag & Caldwell Balanced Fund          Montag & Caldwell, Inc.
--------------------------------------------------------------------------------


| 124

Aston Funds

                                                                OCTOBER 31, 2006

NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

FUND                                           SUB-ADVISER
----                                           -----------
Aston/River Road Dynamic Equity Income Fund    River Road Asset Management LLC
-----------------------------------------------------------------------------------------------
Aston/River Road Small Cap Value Fund          River Road Asset Management LLC
-----------------------------------------------------------------------------------------------
Aston/TAMRO Large Cap Value Fund               TAMRO Capital Partners LLC
-----------------------------------------------------------------------------------------------
Aston/TAMRO Small Cap Fund                     TAMRO Capital Partners LLC
-----------------------------------------------------------------------------------------------
Aston/Veredus Select Growth Fund               Veredus Asset Management LLC
-----------------------------------------------------------------------------------------------
Aston/Veredus SciTech Fund                     Veredus Asset Management LLC
-----------------------------------------------------------------------------------------------
Aston/Veredus Aggressive Growth Fund           Veredus Asset Management LLC
-----------------------------------------------------------------------------------------------
Aston/Value Fund                               MFS Institutional Advisors, Inc.
-----------------------------------------------------------------------------------------------
Aston/Optimum Mid Cap Fund                     Optimum Investment Advisers, LLC
-----------------------------------------------------------------------------------------------
Aston/TCH Fixed Income Fund                    Taplin, Canida & Habacht, Inc.
-----------------------------------------------------------------------------------------------
Aston/TCH Investment Grade Bond Fund           Taplin, Canida & Habacht, Inc.
-----------------------------------------------------------------------------------------------
Aston/McDonnell Municipal Bond Fund            McDonnell Investment Management, LLC
-----------------------------------------------------------------------------------------------
Aston/Balanced Fund                            Taplin, Canida & Habacht, Inc. (Income Portion)
                                               ABN AMRO Asset Management, Inc. (Equity Portion)
-----------------------------------------------------------------------------------------------

The New Investment Advisory Agreement and New Sub advisory Agreements became effective as of November 30, 2006, the closing date of the Purchase Agreement, and the existing investment advisory and sub-advisory agreements with respect to each Fund were terminated.

The factors considered by the Board of Trustees in approving the New Investment Advisory Agreement and the New Sub advisory Agreements are included under the Additional Information section of this report.


                                                                           | 125
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Aston Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Aston Funds (formerly ABN AMRO Funds)

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of the Aston/River Road Dynamic Equity Income Fund, Aston/ABN AMRO Growth Fund, Aston/Montag & Caldwell Growth Fund, Aston/TAMRO Large Cap Value Fund, Aston Value Fund, Aston/Veredus Select Growth Fund, Aston/Optimum Mid Cap Fund, Aston/ABN AMRO Mid Cap Growth Fund, Aston/River Road Small Cap Value Fund, Aston/TAMRO Small Cap Fund, Aston/Veredus Aggressive Growth Fund, Aston/ABN AMRO Real Estate Fund, Aston/Veredus SciTech Fund, Aston Balanced Fund, Aston/Montag & Caldwell Balanced Fund, Aston/TCH Fixed Income Fund, Aston/TCH Investment Grade Bond Fund, Aston/ABN AMRO High Yield Bond Fund, Aston/McDonnell Municipal Bond Fund, and Aston/ABN AMRO Investor Money Market Fund (the "Funds") (twenty of the Funds constituting the Aston Funds (formerly ABN AMRO Funds (the "Trust")), as of October 31, 2006 and the related statement of operations and the statements of changes in net assets and financial highlights for the periods indicated therein except as indicated below. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Investment Grade Bond Fund for the period ended April 30, 2002 were audited by other auditors whose report dated May 31, 2002 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned portfolios of the Aston Funds at October 31, 2006, the results of their operations, changes in their net assets and financial highlights for the periods indicated above, in conformity with U.S. generally accepted accounting principles.

                                                    /s/ Ernst & Young LLP

Chicago, Illinois
December 15, 2006


| 126
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Aston Funds

                                                                OCTOBER 31, 2006

ADDITIONAL INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

FORM N-Q: The Trust files complete schedules of portfolio holdings for the Funds with the Securities and Exchange Commission (the "SEC") for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Q are available on the SEC's Web site at www.sec.gov and are available for review and copying at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling the SEC at
(202) 551-8090.

PROXY VOTING: Aston Funds' Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information, which is available (i) upon request, without charge, by calling 800 992-8151; (ii) on Aston Funds' Web site at www.astonfunds.com; and (iii) on the SEC's Web site at www.sec.gov. Aston Funds' Proxy Voting Record for the most recent twelve-month period ended June 30 is available without charge (i) on the Funds' Web site at www.astonfunds.com; and (ii) on the SEC's Web site at www.sec.gov.

TAX INFORMATION: In accordance with Federal tax law, the following Aston Funds hereby make the designations indicated below regarding their fiscal year ended October 31, 2006.

The following are the percentage of the income dividends qualifying for the dividends received deduction available to corporations:

FUND                                              PERCENTAGE
----                                              ----------
River Road Dynamic
   Equity Income Fund                                69.56%
ABN AMRO Growth Fund                                100.00%
M&C Growth Fund                                     100.00%
TAMRO Large Cap Value Fund                          100.00%
Value Fund                                           97.21%
Balanced Fund                                        34.69%
M&C Balanced Fund                                    60.78%
TCH Investment Grade Bond Fund                        3.00%

For the year ended October 31, 2006, 100.00% of the income distributions made by McDonnell Municipal Bond Fund were exempt from federal income taxes.

For the fiscal year ended October 31, 2006 certain distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

River Road Dynamic Equity Income Fund               100.00%
ABN AMRO Growth Fund                                100.00%
M&C Growth Fund                                     100.00%
TAMRO Large Cap Value Fund                          100.00%
Value Fund                                          100.00%
Optimum Mid Cap Fund                                100.00%
ABN AMRO Real Estate Fund                             4.69%
Balanced Fund                                        76.68%
M&C Balanced Fund                                    48.14%

Shareholders should not use the above tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2007.

SHAREHOLDER VOTING RESULTS: On August 25, 2006, the Trust held a Special Meeting of Shareholders (the "Meeting") for the following purposes:

(1) To approve a new investment advisory agreement between each Fund and Aston Asset Management LLC ("Aston") ("Proposal 1").

(2) To approve a new subadvisory agreement between Aston and each Subadviser, as listed below ("Proposal 2"):

      a. (For shareholders of Growth Fund, Mid Cap Growth Fund, Real Estate Fund and High Yield Bond Fund) to approve a new subadvisory agreement between Aston and ABN AMRO Asset Management, Inc.;

      b. (For shareholders of M&C Growth Fund and M&C Balanced Fund) to approve a new subadvisory agreement between Aston and Montag & Caldwell, Inc.;

      c. (For shareholders of River Road Dynamic Equity Income Fund and River Road Small Cap Value Fund) to approve a new subadvisory agreement between Aston and River Road Asset Management, LLC;

      d.    (For  shareholders of TAMRO Large Cap Value Fund and TAMRO Small Cap
            Fund) to approve a new subadvisory agreement between Aston and TAMRO Capital Partners, LLC;

      e. (For shareholders of Veredus Select Growth Fund, Veredus Aggressive Growth Fund and Veredus SciTech Fund) to approve a new subadvisory agreement between Aston and Veredus Asset Management LLC;


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      f.    (For  shareholders  of Value  Fund)  to  approve  a new  subadvisory agreement between Aston and MFS Institutional Advisors, Inc;

      g. (For shareholders of Mid Cap Fund) to approve a new subadvisory agreement between Aston and Optimum Investment Advisors, LLC;

      h. (For shareholders of Bond Fund and Investment Grade Bond Fund ) to approve a new subadvisory agreement between Aston and Taplin, Canida & Habacht, Inc.;

      i.    (For   shareholders  of  Municipal  Bond  Fund)  to  approve  a  new
            subadvisory   agreement  between  Aston  and  McDonnell   Investment
            Management, LLC;

      j. (For shareholders of Balanced Fund) to approve a new subadvisory agreement (1) between Aston and ABN AMRO Asset Management, Inc. for the equity component of the portfolio and (2) between Aston and Taplin, Canida & Habacht, Inc. for the fixed income component of the portfolio.

(3) To approve a "manager of managers" structure for each Fund that, if approved by the Board of Trustees in the future, would permit the investment adviser to hire and replace subadvisers and to modify subadvisory agreements without shareholder approval ("Proposal 3").

With respect to all proposals for the Mid Cap Fund, River Road Small Cap Fund, TAMRO Small Cap Fund, Veredus Aggressive Growth Fund and Veredus SciTech Fund, the meeting was adjourned and reconvened on September 20, 2006. All proposals were approved by the shareholders for all Funds. The results of the voting are as follows:

PROPOSAL 1: APPROVAL OF INVESTMENT ADVISORY AGREEMENT

                                                   SHARES OUTSTANDING
                                       FOR               AGAINST           ABSTAIN
                                 ---------------   ------------------   -------------
Balanced Fund                      4,782,709.309        57,821.945         11,325.671
Bond Fund                         11,150,187.553       140,116.352        101,471.857
Growth Fund                       29,939,776.292       229,738.541        383,540.915
High Yield Bond Fund               2,034,788.369             0.000              0.000
Investment Grade Bond Fund         2,922,821.506        15,622.463              0.000
Mid Cap Fund                      13,016,625.969       153,827.072        304,099.980
Mid Cap Growth Fund                  101,738.056             0.000              0.000
Municipal Bond Fund                3,691,831.047        45,225.561         56,708.000
Real Estate Fund                   5,137,261.940        11,009.249          2,157.584
Value Fund                        24,645,535.931         4,313.609          5,643.459
M&C Balanced Fund                  1,545,971.942        80,207.694          4,513.670
M&C Growth Fund                   45,035,366.619       808,556.914        845,888.525
River Road Dynamic Equity
  Income Fund                        559,831.795         1,935.484              0.000
River Road Small Cap
  Value Fund                       1,178,004.271        11,960.986         33,737.000
TAMRO Large Cap Value Fund           803,672.382        12,727.730         10,511.583
TAMRO Small Cap Fund               5,206,968.922        87,951.278        192,076.161
Veredus Aggressive
  Growth Fund                     18,076,461.060       123,056.724        113,713.457
Veredus SciTech Fund                 252,326.644         9,714.936          4,933.081
Veredus Select Growth Fund         1,213,877.831        26,244.035         26,752.572

PROPOSAL 2:  APPROVAL OF INVESTMENT SUBADVISORY AGREEMENTS

                                                   SHARES OUTSTANDING
                                       FOR               AGAINST           ABSTAIN
                                 ---------------   ------------------   -------------
Growth Fund                       29,956,190.703       215,419.625        381,445.420
Mid Cap Fund                      13,001,536.170       169,716.098        303,300.753
Mid Cap Growth Fund                  101,738.056             0.000              0.000
Real Estate Fund                   5,139,438.777         7,222.330          3,767.666
High Yield Bond Fund               2,034,788.369             0.000              0.000
Balanced Fund (equity
  component of portfolio)          4,762,887.225        77,545.735         11,423.965
M&C Growth Fund                   45,311,636.901       344,439.316      1,033,735.841
M&C Balanced Fund                  1,545,971.942        81,036.694          3,684.670
River Road Dynamic Equity
  Income Fund                        559,831.795         1,935.484              0.000
River Road Small Cap Value Fund    1,186,437.271        10,920.986         26,344.000
TAMRO Large Cap Value Fund           803,403.382        12,727.730         10,780.583
TAMRO Small Cap Fund               5,190,831.619        89,227.837        206,936.905
Veredus Aggressive Growth Fund    18,073,667.898       121,482.141        118,081.202
Veredus SciTech Fund                 251,430.644        10,122.683          5,421.334
Veredus Select Growth Fund         1,224,767.757        25,273.603         16,833.078
Value Fund                        24,645,204.764         3,037.657          7,250.578
Bond Fund                         11,146,727.312       138,198.712        106,849.738
Investment Grade Bond Fund         2,922,821.506        15,622.463              0.000
Balanced Fund (fixed income
  component of portfolio)          4,778,974.815        61,033.039         11,849.071
Municipal Bond Fund                3,698,676.516        48,305.437         46,782.655

PROPOSAL 3: APPROVAL OF "MANAGER OF MANAGERS" STRUCTURE

                                                   SHARES OUTSTANDING
                                       FOR               AGAINST           ABSTAIN
                                 ---------------   ------------------   -------------
Balanced Fund                      4,771,628.415        64,632.520         15,595.990
Bond Fund                         11,022,130.018       271,948.580         97,697.164
Growth Fund                       29,859,725.361       315,896.049        377,434.338
High Yield Bond Fund               2,026,870.656         5,569.829          2,347.884
Investment Grade Bond Fund         2,913,710.182        23,654.229          1,079.558
Mid Cap Fund                      10,003,684.131     3,152,519.029        318,349.861
Mid Cap Growth Fund                  101,738.056             0.000              0.000
Municipal Bond Fund                3,436,653.505       250,037.374        107,073.729
Real Estate Fund                   5,125,659.650        20,134.533          4,634.590
Value Fund                        24,642,999.636         5,020.818          7,472.545
M&C Balanced Fund                  1,532,877.610        86,213.490         11,602.206
M&C Growth Fund                   40,881,646.070     4,172,739.101      1,635,426.887
River Road Dynamic Equity
  Income Fund                        472,854.350        88,912.929              0.000
River Road Small Cap Value
  Fund                               840,747.438       355,590.819         27,364.000


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
                                                   SHARES OUTSTANDING
                                       FOR               AGAINST           ABSTAIN
                                 ---------------   ------------------   -------------
TAMRO Large Cap Value Fund           780,384.824        37,666.723          8,860.148
TAMRO Small Cap Fund               4,803,207.911       485,574.954        198,213.496
Veredus Aggressive Growth Fund    17,553,545.710       618,195.591        141,489.940
Veredus SciTech Fund                 245,535.538        16,372.789          5,066.334
Veredus Select Growth Fund         1,178,115.807        69,970.926         18,787.705

APPROVAL OF INVESTMENT ADVISORY CONTRACTS: In connection with the Strategic Transaction as described under Note J above, set forth below are the factors considered by the Board of Trustees in approving the New Investment Advisory Agreement and New Subadvisory Agreements:

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

The 1940 Act requires the investment advisory agreement between the investment adviser and the Trust, on behalf of each Fund, to be approved by both the Board of Trustees and a majority of the Independent Trustees voting separately. At an in-person meeting on May 9, 2006, the Board of Trustees, including all the Independent Trustees, determined that the terms of the New Advisory Agreement with Aston with respect to each Fund are fair and reasonable and approved the New Advisory Agreement as being in the best interests of each Fund. The Board of Trustees, including all of the Independent Trustees, believes that the New Advisory Agreement will enable the Funds to obtain high-quality investment advisory services at costs that the Board believes are appropriate, reasonable and in the best interests of the Funds and their shareholders. In making such determinations, the Board of Trustees, including all of the Independent Trustees, considered materials received and discussions held specifically relating to the approval of the New Advisory Agreement in connection with the Strategic Transaction at special meetings held on May 9, 2006 and April 17, 2006. The Board also received extensive information throughout the year regarding performance and operating results of the Funds. The Independent Trustees met separately from the "interested" Trustees of the Trust and any officers of the current and proposed investment adviser or their affiliates to consider approval of the New Advisory Agreement and were assisted by independent legal counsel in their deliberations.

In evaluating the New Investment Advisory Agreement on behalf of each Fund, the Board of Trustees reviewed materials furnished by ABN AMRO and Highbury, including information regarding Highbury and Aston, their affiliates and the management teams and personnel that will be in place following the Strategic Transaction. Among other information, the Board of Trustees reviewed information regarding: (1) the nature, extent and quality of the services to be provided to the Funds, including information regarding the personnel involved in the investment oversight process; (2) the advisory fees to be charged and estimated total expense ratios of the Funds compared to a peer group of funds compiled by Lipper; (3) fee waivers or expenses to be reimbursed by the investment adviser;
(4) potential benefits to be received by affiliates of the investment adviser from its relationship with the Funds; and (5) information regarding the impact of the Strategic Transaction on the Funds.

In considering the New Advisory Agreement on behalf of each Fund, the Board, including the Independent Trustees, did not identify any single factor or group of factors as all-important or controlling, but considered all factors together. The following summary does not detail all the matters considered. In connection with its consideration of the New Advisory Agreement, the Board received detailed information regarding Highbury and its long-term strategic plans with respect to the mutual fund business that would be established through Aston as a result of the Strategic Transaction. Among the matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the New Advisory Agreement on behalf of each Fund were the following:

      o The desire of ABN AMRO to generally exit the mutual fund business in the United States and the likely impact on the Funds absent approval of the Strategic Transaction;

      o The financial strength and resources of Highbury and Aston and the background and reputation of their principals;

      o The potential distribution and growth opportunities that may be available to the Funds as a result of the relationship with Highbury and its principals and their respective affiliates;

      o     The   anticipated   retention  of  ABN  AMRO  as  sub-adviser  to  a
            significant number of the Funds;

      o The anticipated retention by Aston of substantially all of the ABN AMRO personnel responsible for administration, fund accounting, shareholder services, and marketing and distribution-related services, including all members of the senior management team;


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      o     The  anticipated  continuation  of other  service  providers  to the
            Trust,   including  the   sub-administrator,   transfer   agent  and
            distributor;

      o The investment advisory fee rates for each Fund, which will remain the same after the Strategic Transaction; and

      o The undertaking by ABN AMRO to bear all of the costs to the Funds of the Strategic Transaction, including the costs of preparing, printing and mailing the Proxy Statement and related solicitation expenses.

NATURE, QUALITY AND EXTENT OF SERVICES. The Board of Trustees met with representatives of Highbury and received detailed information regarding Highbury and Aston, their related companies, and the expected management teams of both entities upon the close of the Strategic Transaction. The Board also received information regarding the long-term strategies for organic growth and acquisition-related growth of Highbury and Aston, the adequacy of financial and other resources available to Aston, and the potential benefits to the Funds as a result of their relationship with Aston, Highbury and their related companies. The Board considered the pros and cons of being associated with a smaller, more entrepreneurial parent company versus a larger, more established parent. The Board considered that Aston intends to manage the Funds by delegating the day-to-day investment responsibility for managing the Funds to other investment advisers. The Board considered that, as part of the Strategic Transaction, Highbury and Aston have established a strategic partnership with ABN AMRO that will result in a significant number of the existing investment advisers for the Funds remaining in place in a sub-advisory capacity. The Board considered Aston's ability and procedures to monitor the performance of sub-advisers, business practices and compliance policies and procedures. In this regard, the Board members noted the responsibilities and experience of ABN AMRO personnel that are expected to join Aston. The Board also noted the quality of administration services that historically have been provided pursuant to a separate Administration Agreement with AAIFS and that such services are expected to continue with Aston.

The Board of Trustees considered the anticipated retention by Aston of sub-advisers for each Fund. In this regard, the Board noted, in particular, the anticipated retention of each existing ABN AMRO entity as a sub-adviser for each Fund that it currently manages, except for the ABN AMRO Bond Fund, ABN AMRO Investment Grade Bond Fund, ABN AMRO Municipal Bond Fund and the fixed income component of ABN AMRO Balanced Fund. The Board considered the nature, quality and extent of services, including performance, of each proposed sub-adviser. See "Factors Considered by the Board of Trustees in Approving the ABN AMRO Sub-advisory Agreements" and "Factors Considered by the Board of Trustees in Approving the Sub-advisory Agreements for MFS, McDonnell, Optimum and Taplin" later in the Notes.

On the basis of this evaluation and the ongoing review of investment and operating results of the Funds by the Board of Trustees, the Board concluded that the nature, quality and extent of services to be provided by Aston are expected to be satisfactory.

EXPENSES. The Board of Trustees considered each Fund's management fee rate, estimated operating fees and total expense ratio following the Strategic Transaction. The Board noted that Aston does not propose any changes in the fee rates for the investment advisory agreements or Administration Agreement, which will be assigned by AAIFS to Aston in connection with the Strategic Transaction. As a part of this analysis, the Board of Trustees considered the investment advisory fee to be paid by each Fund to Aston as well as fee waivers or expenses to be reimbursed by Aston and compared the gross and net advisory fees and estimated total expenses to those of a relevant peer group based on information and data supplied by Lipper Inc. Because the impact of the Strategic Transaction on the money market funds was not known, the Board received expense information based on complex-wide assets including the money market funds as part of Aston Funds and excluding the money market funds. The Board considered that the total expense ratio of certain Funds may increase as a result of lower complex-wide asset levels if the money market funds do not become part of Aston Funds, but that the net change is estimated at one basis point or less for all Funds except ABN AMRO/Montag & Caldwell Balanced Fund, where it is estimated not to exceed two basis points.

COSTS AND PROFITABILITY. With respect to the costs of services to be provided and profits to be realized by the investment adviser, the Board of Trustees considered the resources involved in managing the Funds in light of Aston's business model as well as fee waivers or expenses to be reimbursed by the investment adviser. The Board noted that, with respect to Funds sub-advised


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by ABN  AMRO,  the  sub-adviser  will  bear 50% of any fee  waivers  or  expense reimbursements. The Board of Trustees received information regarding the expected profitability of Aston following the Strategic Transaction. Based upon anticipated asset size and the impact of fee waivers or expenses to be reimbursed by the investment adviser, the Board of Trustees concluded that profitability was expected to be reasonable.

ECONOMIES OF SCALE. The Board of Trustees considered the extent to which economies of scale would be realized as the Funds grow. The Board of Trustees reviewed the Funds' estimated expense ratios giving effect to fee waivers or expenses to be reimbursed by the investment adviser, and considered the asset size of the Funds. The Board of Trustees concluded that at this time, the potential for economies of scale are limited for most Funds and that, where appropriate, the advisory fee schedules include breakpoints designed to share economies of scale with shareholders.

OTHER BENEFITS TO THE INVESTMENT ADVISER. The Board of Trustees also considered the nature and amount of fees to be paid by each Fund for services to be provided by Aston for administration services. The Board of Trustees also considered payments under the Rule 12b-1 distribution plan and noted that Aston currently does not intend to manage any Funds directly and therefore will not benefit from the use of "soft" commission dollars to pay for research and brokerage services.

CONCLUSION. Based upon its evaluation of all material factors and assisted by the advice of independent legal counsel, the Board of Trustees, including all of the Independent Trustees, concluded that the terms of the New Advisory Agreement, including the proposed advisory fees, were fair and reasonable and that the New Advisory Agreement on behalf of each Fund should be approved.

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN APPROVING THE ABN AMRO SUBADVISORY AGREEMENTS

The 1940 Act requires each New Sub-advisory Agreement between Aston and a proposed sub-adviser with respect to a Fund to be approved by both the Board of Trustees and a majority of the Independent Trustees voting separately. At a special meeting on May 9, 2006, the Board of Trustees, including all the Independent Trustees, determined that the terms of the New Sub-advisory Agreement with each proposed sub-adviser are fair and reasonable and approved each New Sub-advisory Agreement as being in the best interests of each Fund and its shareholders. The Board of Trustees, including all of the Independent Trustees, believes that the New Sub-advisory Agreements with ABN AMRO will enable the Funds to continue to enjoy high-quality investment advisory services at costs that the Board believes are appropriate, reasonable and in the best interests of the Funds and their shareholders. In making such determinations, the Board of Trustees, including all of the Independent Trustees, considered materials received specifically relating to the approval of the New Sub-advisory Agreements in connection with the Strategic Transaction. The Board also received extensive information throughout the year regarding performance results of the Funds and their past experience with ABN AMRO. The Independent Trustees met separately from the "interested" Trustees of the Trust and any officers of the current and proposed investment adviser and subadvisers or their affiliates to consider approval of the New Sub-advisory Agreements with ABN AMRO and were assisted by independent legal counsel in their deliberations.

In evaluating the New Sub-advisory Agreement with respect to each Fund, the Board of Trustees reviewed materials furnished by Aston and ABN AMRO. The Board considered information received at its December 2005 meeting regarding the annual continuance of the Current Investment Advisory Agreements and Current Sub-advisory Agreements and received updates to such information, as appropriate, to reflect the impact of the Strategic Transaction and events specific to each sub-adviser. Among other information, the Board of Trustees received information regarding: (1) the nature, extent and quality of the services provided to the Funds, including information regarding the personnel involved in the investment process; (2) the sub-advisory fees to be charged and estimated total expense ratios of the Funds compared to a relevant peer group of funds based on information provided by Lipper Inc.; (3) fee waivers or expenses to be reimbursed by the investment adviser and sub-adviser; and (4) benefits to be received by the sub-advisers and their affiliates from their relationship with the Funds. The Board also considered the terms of the strategic partnership between Highbury and ABN AMRO contained in the definitive agreement between the parties, including ABN AMRO's commitment not to terminate any New Sub-advisory Agreement for a period of five (5) years following the closing of the Strategic Transaction.

In considering the New Sub-advisory Agreements, the Board of Trustees, including the Independent Trustees,


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did not  identify  any single  factor or group of factors  as  all-important  or controlling, but considered all factors together. The following summary does not detail all the matters considered. Among the matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the New Sub-advisory Agreements with ABN AMRO were the following:

NATURE, QUALITY AND EXTENT OF SERVICES. The Board of Trustees considered the nature and quality of services currently provided by ABN AMRO and expected to be provided following the Strategic Transaction, including investment performance. The Board of Trustees considered the past performance of each Fund as well as separate accounts managed by each proposed sub-adviser with substantially the same objectives, policies and strategies as the Funds and compared such performance to that of a peer group of funds based on information provided by Lipper Inc. With respect to AAAM, the Board received information regarding interim and long-term plans to address recent turnover of certain management and compliance personnel. The Board of Trustees concluded that AAAM, Montag & Caldwell, Veredus, TAMRO and River Road each continue to be well qualified to manage the Funds for which they will serve as sub-adviser to Aston.

The Board of Trustees received information regarding the impact of the Strategic Transaction on ABN AMRO, including the terms of the strategic partnership with Highbury. The Board noted that ABN AMRO does not anticipate any changes in portfolio management in connection with the Strategic Transaction.

The Board noted that the Sub-advisory Agreements are essentially agreements for portfolio management services only and the sub-advisers were not expected to supply any significant administrative services to the Funds. The Board determined that the nature, quality and extent of services historically have been, and would continue to be, of high quality following the Strategic Transaction.

FEES,   PROFITABILITY   AND  ECONOMIES  OF  SCALE.   The  Board  considered  the
sub-advisory fee rate under the New Sub-advisory Agreements as well as the overall management fee structure of the Funds. The Board considered that the advisory fee rate paid by each Fund would not change as a result of the Strategic Transaction and that the sub-advisory fee rate was negotiated at arm's length between Aston and ABN AMRO and that Aston will compensate the sub-adviser from its fees. The Board received information regarding the expected impact of the Strategic Transaction on the profitability of ABN AMRO.

As part of its review of the New Advisory Agreement with Aston, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Fund and whether the Fund will benefit from any economies of scale. The Board of Trustees reviewed the Funds' estimated expense ratios giving effect to fee waivers or expenses to be reimbursed by the investment adviser and ABN AMRO, and considered the asset size of the Funds. The Board of Trustees concluded that at this time, the potential for economies of scale are limited for most Funds and that, where appropriate, the advisory fee schedules include breakpoints designed to share economies of scale with shareholders.

OTHER BENEFITS TO THE SUB-ADVISER. The Board also considered the character and amount of other incidental benefits received by ABN AMRO, including the benefits arising from the strategic partnership with Highbury and Aston in connection with the Strategic Transaction. The Board considered potential benefits from the use of "soft dollars," including the use of portfolio brokerage transactions to pay for research services generated by parties other than the executing broker-dealer. The Board concluded that any incidental benefits to be received by the subadviser from their relationship with the Funds were reasonable.

CONCLUSION. Based upon its evaluation of all material factors and assisted by the advice of independent legal counsel, the Board of Trustees, including all of the Independent Trustees, concluded that the terms of the New Sub-advisory Agreements were fair and reasonable and that the New Sub-advisory Agreements with ABN AMRO should be approved.

FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN APPROVING THE SUB-ADVISORY AGREEMENTS FOR MFS, MCDONNELL, OPTIMUM AND TAPLIN

The Board of Trustees approved a New Sub-advisory Agreement with respect to the Bond Fund, Investment Bond Fund and the fixed income component of ABN AMRO Balanced Fund between Aston and Taplin, Canida & Habacht, Inc. and a New Sub-advisory Agreement for the Municipal Bond Fund between Aston and McDonnell Investment Management, LLC at a special meeting on May 9, 2006. The Board of Trustees also approved New Sub-advisory Agreements with Optimum Investment


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Advisors,  LLC for Aston/Optimum  Mid Cap Fund and MFS  Institutional  Advisors,
Inc. for Aston Value Fund. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the New Sub-advisory Agreement for each Fund. Among the matters considered by the Board of Trustees, including the Independent Trustees, in connection with its approval of the New Sub-advisory Agreements were the following:

NATURE, QUALITY AND EXTENT OF SERVICES. The Board considered the nature, extent and quality of services expected to be provided under the New Sub-advisory Agreements. The Board considered the reputation, qualifications and background of the proposed sub-advisers, the investment approach of each sub-adviser, the experience and skills of investment personnel responsible for the day-to-day management of the Fund, and the resources made available to such personnel. The Board considered performance of mutual funds and separately managed accounts with similar investment objectives and policies as those of the Funds. On the basis of this evaluation, the Board concluded that the nature, quality and extent of services expected to be provided by each subadviser are expected to be satisfactory.

FEES, PROFITABILITY AND ECONOMIES OF SCALE. The Board considered the sub-advisory fee rate under the New Sub-advisory Agreement as well as the overall management fee structure of the Funds. The Board considered that the sub-advisory fee rate was negotiated at arm's length between Aston and the sub-adviser, each an unaffiliated third party, and that Aston will compensate each sub-adviser from its fees. Accordingly, the Board considered the estimated profitability of Aston but concluded that the estimated profitability of the sub-advisers was not relevant to its evaluation.

As part of its review of the investment advisory agreement with Aston, the Board considered whether there will be economies of scale with respect to the overall fee structure of the Funds and whether the Funds will benefit from any economies of scale. The Board concluded that the economies of scale were not available at this time.

OTHER BENEFITS TO THE SUB-ADVISER. The Board also considered the character and amount of other incidental benefits received by each sub-adviser. The Board considered potential benefits from the use of "soft dollars," noting that the sub-advisers generally do use portfolio brokerage transactions to pay for research services generated by parties other than the executing broker-dealer. The Board concluded that any incidental benefits to be received by the sub-advisers from its relationship with the Funds are expected to be reasonable.

CONCLUSION. Based on all of the information considered and the conclusions reached, the Board determined that the terms of each New Sub-advisory Agreement are fair and reasonable and that the approval of each New Sub-advisory Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

DISCLOSURE OF FUND EXPENSES: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average daily net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by


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--------------------------------------------------------------------------------

the number given for your Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher.

                                         BEGINNING       ENDING
                                          ACCOUNT       ACCOUNT                    EXPENSES
                                           VALUE         VALUE        EXPENSE     PAID DURING
                                          05/01/06      10/31/06      RATIO(1)     PERIOD(2)
                                         ----------    ----------     --------    -----------
RIVER ROAD DYNAMIC EQUITY INCOME FUND
   ACTUAL FUND RETURN
   Class N ..........................      $1,000       $1,081.10       1.30%        $6.82
   HYPOTHETICAL 5% RETURN
   Class N ..........................      $1,000       $1,018.65       1.30%        $6.61
ABN AMRO GROWTH FUND
   ACTUAL FUND RETURN
   Class N ..........................      $1,000       $  991.70       1.11%        $5.57
   Class I ..........................       1,000          993.60       0.81%         4.07
   Class R ..........................       1,000          990.80       1.31%         6.57
   HYPOTHETICAL 5% RETURN
   Class N ..........................      $1,000       $1,019.61       1.11%        $5.65
   Class I ..........................       1,000        1,021.12       0.81%         4.13
   Class R ..........................       1,000        1,018.60       1.31%         6.67
MONTAG & CALDWELL GROWTH FUND
   ACTUAL FUND RETURN
   Class N ..........................      $1,000       $1,027.80       1.07%        $5.47
   Class I ..........................       1,000        1,029.80       0.80%         4.08
   Class R ..........................       1,000        1,027.10       1.29%         6.59
   HYPOTHETICAL 5% RETURN
   Class N ..........................      $1,000       $1,019.81       1.07%        $5.45
   Class I ..........................       1,000        1,021.19       0.80%         4.06
   Class R ..........................       1,000        1,018.70       1.29%         6.56
TAMRO LARGE CAP VALUE FUND
   ACTUAL FUND RETUR
   Class N ..........................      $1,000       $1,048.30       1.20%        $6.20
   HYPOTHETICAL 5% RETURN
   Class N ..........................      $1,000       $1,019.16       1.20%        $6.11

                                         BEGINNING       ENDING
                                          ACCOUNT       ACCOUNT                    EXPENSES
                                           VALUE         VALUE        EXPENSE     PAID DURING
                                          05/01/06      10/31/06      RATIO(1)     PERIOD(2)
                                         ----------    ----------     --------    -----------
VALUE FUND
   ACTUAL FUND RETURN
   Class N ..........................      $1,000       $1,071.20       0.94%        $4.91
   Class I ..........................       1,000        1,073.30       0.69%         3.60
   HYPOTHETICAL 5% RETURN
   Class N ..........................      $1,000       $1,021.73       0.94%        $4.79
   Class I ..........................       1,000        1,020.47       0.69%         3.52
VEREDUS SELECT GROWTH FUND(3)
   ACTUAL FUND RETURN
   Class N ..........................      $1,000       $  961.00       1.30%        $6.43
   Class I ..........................       1,000        1,092.70       0.98%         5.17
   HYPOTHETICAL 5% RETURN
   Class N ..........................      $1,000       $1,018.65       1.30%        $6.61
   Class I ..........................       1,000        1,020.27       0.98%         4.99
OPTIMUM MID CAP FUND
   ACTUAL FUND RETURN
   Class N ..........................      $1,000       $1,076.10       1.15%        $6.02
   Class I ..........................       1,000        1,077.70       0.89%         4.66
   HYPOTHETICAL 5% RETURN
   Class N ..........................      $1,000       $1,019.41       1.15%        $5.85
   Class I ..........................       1,000        1,020.72       0.89%         4.53
ABN AMRO MID CAP GROWTH FUND(4)
   ACTUAL FUND RETURN
   Class N ..........................      $1,000       $  957.00       1.40%        $6.91
   HYPOTHETICAL 5% RETURN
   Class N ..........................      $1,000       $1,018.15       1.40%        $7.12
RIVER ROAD SMALL CAP VALUE FUND
   ACTUAL FUND RETURN
   Class N ..........................      $1,000       $1,076.80       1.42%        $7.41
   HYPOTHETICAL 5% RETURN
   Class N ..........................      $1,000       $1,018.00       1.42%        $7.20
TAMRO SMALL CAP FUND
   ACTUAL FUND RETURN
   Class N ..........................      $1,000       $1,010.80       1.30%        $6.59
   Class I ..........................       1,000        1,011.70       1.00%         5.07
   HYPOTHETICAL 5% RETURN
   Class N ..........................      $1,000       $1,018.65       1.30%        $6.61
   Class I ..........................       1,000        1,020.16       1.00%         5.09
VEREDUS AGGRESSIVE GROWTH FUND
   ACTUAL FUND RETURN
   Class N ..........................      $1,000       $  860.10       1.41%        $6.61
   Class I ..........................       1,000          861.40       1.13%         5.30
   HYPOTHETICAL 5% RETURN
   Class N ..........................      $1,000       $1,018.10       1.41%        $7.17
   Class I ..........................       1,000        1,019.51       1.13%         5.75
ABN AMRO REAL ESTATE FUND
   ACTUAL FUND RETURN
   Class N ..........................      $1,000       $1,200.00       1.37%        $7.60
   Class I ..........................       1,000        1,201.40       1.12%         6.21
   HYPOTHETICAL 5% RETURN
   Class N ..........................      $1,000       $1,018.30       1.37%        $6.97
   Class I ..........................       1,000        1,019.56       1.12%         5.70
VEREDUS SCITECH FUND
   ACTUAL FUND RETURN
   Class N ..........................      $1,000       $  868.30       1.60%        $7.53
   HYPOTHETICAL 5% RETURN
   Class N ..........................      $1,000       $1,017.14       1.60%        $8.13


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
                                         BEGINNING       ENDING
                                          ACCOUNT       ACCOUNT                    EXPENSES
                                           VALUE         VALUE        EXPENSE     PAID DURING
                                          05/01/06      10/31/06      RATIO(1)     PERIOD(2)
                                         ----------    ----------     --------    -----------
BALANCED FUND
   ACTUAL FUND RETURN
   Class N ..........................      $1,000       $1,008.00       1.19%        $6.02
   HYPOTHETICAL 5% RETURN
   Class N ..........................      $1,000       $1,019.21       1.19%        $6.06
M&C BALANCED FUND
   ACTUAL FUND RETURN
   Class N ..........................      $1,000       $1,033.00       1.35%        $6.92
   Class I ..........................       1,000        1,034.60       1.08%         5.54
   HYPOTHETICAL 5% RETURN
   Class N ..........................      $1,000       $1,018.40       1.35%        $6.87
   Class I ..........................       1,000        1,019.76       1.08%         5.50
TCH FIXED INCOME  FUND
   ACTUAL FUND RETURN
   Class N ..........................      $1,000       $1,040.50       0.74%        $3.81
   Class I ..........................       1,000        1,041.90       0.49%         2.52
   HYPOTHETICAL 5% RETURN
   Class N ..........................      $1,000       $1,021.48       0.74%        $3.77
   Class I ..........................       1,000        1,022.74       0.49%         2.50
TCH INVESTMENT GRADE BOND FUND
   ACTUAL FUND RETURN
   Class N ..........................      $1,000       $1,037.50       0.89%        $4.57
   Class I ..........................       1,000        1,038.90       0.64%         3.29
   HYPOTHETICAL 5% RETURN
   Class N ..........................      $1,000       $1,020.72       0.89%        $4.53
   Class I ..........................       1,000        1,021.98       0.64%         3.26
ABN AMRO HIGH YIELD BOND FUND
   ACTUAL FUND RETURN
   Class N ..........................      $1,000       $1,030.40       0.80%        $4.09
   Class I ..........................       1,000        1,031.70       0.55%         2.82
   HYPOTHETICAL 5% RETURN
   Class N ..........................      $1,000       $1,021.17       0.80%        $4.08
   Class I ..........................       1,000        1,022.43       0.55%         2.80
MCDONNELL MUNICIPAL BOND FUND
   ACTUAL FUND RETURN
   Class N ..........................      $1,000       $1,034.30       0.50%        $2.56
   HYPOTHETICAL 5% RETURN
   Class N ..........................      $1,000       $1,022.68       0.50%        $2.55
ABN AMRO INVESTOR MONEY MARKET FUND
   ACTUAL FUND RETURN
   Class N ..........................      $1,000       $1,023.40       0.64%        $3.26
   HYPOTHETICAL 5% RETURN
   Class N ..........................      $1,000       $1,021.98       0.64%        $3.26

(1) Annualized, based on the Funds' most recent fiscal half-year expenses. Expense ratios do not include interest expense, for applicable funds.

(2) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year or partial year, if applicable, then divided by 365.

(3)   Veredus Select Growth began issuing Class I Shares on September 11, 2006.

(4) ABN AMRO Mid Cap Growth Fund commenced investment operations on December 29, 2005.


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TRUSTEES AND OFFICERS OF THE TRUST

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                                     NUMBER OF
                              TERM OF                                              PORTFOLIOS IN
                            OFFICE 1 AND                                           FUND COMPLEX          OTHER TRUSTEESHIPS/
  NAME, ADDRESS, AGE AND     LENGTH OF           PRINCIPAL OCCUPATION(S)            OVERSEEN BY             DIRECTORSHIPS
  POSITION(S) WITH TRUST    TIME SERVED           DURING PAST FIVE YEARS              TRUSTEE             HELD BY TRUSTEE 2
--------------------------  ------------  --------------------------------------   -------------  ----------------------------------
DISINTERESTED TRUSTEES

Leonard F. Amari               12 years   Partner at the law offices of Amari &         27        Director, United Community Bank
c/o 161 North Clark Street                Locallo, a practice with exclusive                      of Lisle; Director, Delaware Place
Chicago, IL 60601                         concentration in real estate taxation                   Bank; Trustee, John Marshall Law
Age: 64                                   and related areas, since 1987; Special                  School.
Trustee                                   Assistant Attorney General since 1986.


Robert A. Kushner              7 years    Retired. Vice President, Secretary and        27        None
c/o 161 North Clark Street                General Counsel at Cyclops Industries,
Chicago, IL 60601                         Inc., 1976-1992.
Age: 70
Trustee

Gregory T. Mutz                12 years   CEO of AMLI Residential Properties            27        Chairman of the Board of AMLI
c/o 161 North Clark Street                Trust (NYSE: AML) (a Multifamily                        Residential Properties Trust;
Chicago, IL 60601                         REIT), a successor company to AMLI                      Director of Abt Associates Inc.
Age: 60                                   Realty Co. since 2004; Chairman of                      (agribusiness); Director of Alico,
Lead Independent Trustee                  AMLI Residential Properties since                       Inc. (agribusiness).
                                          1994; Vice Chairman of UICI (NYSE:
                                          UCI) (an insurance holding company)
                                          from 2003-2004; President and CEO
                                          of UICI from 1999-2003; Chariman of
                                          Academic Management Services Corp.
                                          (a student loans and finance company)
                                          from 2000-2003.

Robert B. Scherer              7 years    President of The Rockridge Group,             27        Director, Title Reinsurance
c/o 161 North Clark Street                Ltd., (title insurance industry                         Company (insurance for title
Chicago, IL 60601                         consulting services) since 1994.                        agents).
Age: 65
Trustee

Nathan Shapiro                 12 years   President of SF Investments, Inc.             27        Director, Baldwin & Lyons, Inc.
c/o 161 North Clark Street                (broker/dealer and investment banking                   (property and casualty insurance
Chicago, IL 60601                         firm) since 1971.                                       firm).
Age: 70
Trustee

Denis Springer                 7 years    Retired. Senior Vice President and            27        None
c/o 161 North Clark Street                Chief Financial Officer of Burlington
Chicago, IL 60601                         Northern Santa Fe Corp. (railroad),
Age: 60                                   1995-1999.
Trustee


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ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

--------------------------------------------------------------------------------

                                                                                     NUMBER OF
                              TERM OF                                              PORTFOLIOS IN
                            OFFICE 1 AND                                           FUND COMPLEX          OTHER TRUSTEESHIPS/
  NAME, ADDRESS, AGE AND     LENGTH OF           PRINCIPAL OCCUPATION(S)            OVERSEEN BY             DIRECTORSHIPS
  POSITION(S) WITH TRUST    TIME SERVED           DURING PAST FIVE YEARS              TRUSTEE             HELD BY TRUSTEE 2
--------------------------  ------------  --------------------------------------   -------------  ----------------------------------
INTERESTED TRUSTEES 3

Stuart D. Bilton, CFA          12 years   Chief Executive Officer, Aston Asset          27        Director, Baldwin & Lyons, Inc.
c/o 161 North Clark Street                Management LLC, since 2006: Vice                        (property and casualty insurance
Chicago, IL 60601                         Chairman of ABN AMRO Asset                              firm).
Age:60                                    Management Holdings, Inc. 2003-2006;
Chairman, Board of Trustees                President and Chief Executive
                                          Officer of ABN AMRO Asset
                                          Management Holdings, Inc. from
                                          2001-2003; President of Alleghany
                                          Asset Management, Inc. from 1996-
                                          2001 (purchased by ABN AMRO in
                                          February 2001).

OFFICER(S) WHO ARE NOT TRUSTEES

Kenneth C. Anderson            12 years   President, Aston Asset Management             N/A                      N/A
c/o 161 North Clark Street                LLC, since 2006; President, ABN
Chicago, IL 60601                         AMRO Structured Investment Funds
Age: 42                                   and ABN AMRO Variable Insurance
President                                 Trust, since 2005; President and Chief
(Chief Executive Officer)                 Executive Officer of ABN AMRO
                                          Investment Fund Services, Inc.
                                          (formerly known as Alleghany
                                          Investment Services, Inc.) 1995-2006;
                                          Executive Vice President of ABN AMRO
                                          Asset Management (USA) LLC, 2001 -2005;
                                          Director, ABN AMRO Trust Services
                                          Company, 2001-2005; Director,
                                          TAMRO Capital Partners LLC and
                                          Veredus Asset Management LLC
                                          2001-2006; Officer of the Trust since
                                          1993; CPA.

Gerald F. Dillenburg           9 years    Chief Compliance Officer and Chief            N/A                      N/A
c/o 161 North Clark Street                Financial Officer, Aston Asset
Chicago, IL 60601                         Management LLC, since 2006; Chief
Age: 39                                   Financial Officer and Chief Compliance
Senior Vice President,                    Officer, ABN AMRO Structured
Secretary and Treasurer                   Investment Funds and ABN AMRO
(Chief Financial Officer,                 Variable Insurance Trust, since 2005;
Chief Operating Officer and               Chief Senior Managing Director
Chief Compliance Officer)                 ("SMD") of ABN AMRO Investment
                                          Fund Services, Inc. (formerly known as
                                          Alleghany Investment Services, Inc.)
                                          1996-2006; SMD of ABN AMRO
                                          Asset Management Holdings, Inc. and
                                          ABN AMRO Asset Management, Inc.
                                          (formerly known as Chicago Capital
                                          Management, Inc.) 2001-2006;
                                          Operations manager and compliance
                                          officer of ABN AMRO mutual funds
                                          1996-2006; CPA.


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
                                                                                     NUMBER OF
                              TERM OF                                              PORTFOLIOS IN
                            OFFICE 1 AND                                           FUND COMPLEX          OTHER TRUSTEESHIPS/
  NAME, ADDRESS, AGE AND     LENGTH OF           PRINCIPAL OCCUPATION(S)            OVERSEEN BY             DIRECTORSHIPS
  POSITION(S) WITH TRUST    TIME SERVED           DURING PAST FIVE YEARS              TRUSTEE             HELD BY TRUSTEE 2
--------------------------  ------------  --------------------------------------   -------------  ----------------------------------
OFFICER(S) WHO ARE NOT TRUSTEES (CONTINUED)

William Long                   4 years    Vice President of Montag & Caldwell,          N/A                      N/A
c/o 161 North Clark Street                Inc., since 2000; former Vice
Chicago, IL 60601                         President and Director of Sales for
Age: 45                                   First Capital Group, First Union
Vice President                            National Bank, 1996-2000.

__________________________________
1 Trustees serve for an indefinite term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board of Trustees, (ii) resignation, death or incapacity, (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.

2 Each Trustee also serves as Trustee for ABN AMRO Structured Investment Funds, a newly formed registered investment company, which will have two initial series. The registration statement of the new trust is not effective and was not operational as of the date of this report. Mr. Bolton also serves as Sole Trustee of the ABN AMRO Variable Insurance Trust, a new trust whose registration statement is not effective and was not operational as of the date of this report.

3 "Interested person" of the Trust as defined in the 1940 Act. Mr. Bilton is considered an "interested person" because of affiliations with Aston Asset Management LLC and related entities, which act as the Funds' Investment Adviser.


| 138
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Aston Funds

ADVISERS

Aston Asset Management LLC
161 North Clark Street
Chicago, IL 60601

ABN AMRO Asset Management, Inc.
161 North Clark Street
Chicago, IL 60601

SUB-ADVISERS

ABN AMRO Asset Management, Inc.
161 North Clark Street
Chicago, IL 60601

McDonnell Investment Management LLC
1515 West 22nd Street, 11th Floor
Oak Brook, IL 60523

MFS Institutional Advisors, Inc.
500 Boylston Street
Boston, MA 02116

Montag & Caldwell, Inc.
3455 Peachtree Road, NE, Suite 1200
Atlanta, GA 30326

Optimum Investment Advisors, LLC
100 South Wacker Drive, Suite 2100
Chicago IL 60606

Taplin, Canida & Habacht, Inc.
1001 Brickell Bay Drive, Suite 2100
Miami, FL 33131

TAMRO Capital Partners LLC
1660 Duke St.
Alexandria, VA 22314

Veredus Asset Management LLC
One Paragon Centre
6060 Dutchmans Lane, Suite 320
Louisville, KY 40205

River Road Asset Management, LLC
Meidinger Tower, Suite 1600
462 South Fourth Street
Louisville, KY 40202

SHAREHOLDER SERVICES

Aston Funds
P.O. Box 9765
Providence, RI 02940

DISTRIBUTOR

PFPC Distributor, Inc.
760 Moore Road
King of Prussia, PA 19406

OFFICERS

Kenneth C. Anderson, President and
  Chief Executive Officer
Gerald F. Dillenburg, Senior Vice President,
  Secretary and Treasurer, Chief Financial
  Officer, Chief Operating Officer
  and Chief Compliance Officer
William Long, Vice President
Juli A. Braun, Assistant Secretary
Laura M. Curylo, Assistant Treasurer
Marc J. Peirce, Assistant Secretary
Joseph W. Wheeler, Assistant Treasurer

CUSTODIAN

PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

LEGAL COUNSEL

Vedder, Price, Kaufman & Kammholz, P.C.
222 N. LaSalle Street
Chicago, IL 60601

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Sears Tower
233 S. Wacker Drive
Chicago, IL 60606

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 800 992-8151.


                                                                           | 139

                      This page intentionally left blank.

Guide to Shareholder Benefits
--------------------------------------------------------------------------------

We're delighted to offer all Aston Funds shareholders a variety of services and convenient options. To receive more information about any of these benefits, simply call an Investor Services Associate Monday through Friday, 9 a.m. -
7 p.m. ET.

THE EASY WAY TO ADD TO YOUR ACCOUNT: START AN AUTOMATIC INVESTMENT PLAN

For N class shareholders, systematic investing is an easy, effortless way to help reach any investment goal. Just choose a fixed amount, and we'll automatically deduct it from your checking or savings account on a regular schedule and invest it in your Aston Funds account. Periodic investment plans involve continuous investments in securities regardless of price. You should consider your financial ability to continue to purchase shares through periods of both high and low price levels. This plan does not assure a profit and does not protect against loss in declining markets.

COMPOUND YOUR EARNINGS WITH AUTOMATIC DIVIDEND REINVESTMENT

By automatically reinvesting dividends into your Fund account, profits have the opportunity to mount. Monthly and quarterly dividends and annual capital gain distributions are reinvested at no charge.

FREE CHECK WRITING SERVICES AVAILABLE

If you are an investor in Aston Funds Investor Money Market Fund, you can take advantage of free check writing privileges. Checks must be written for $100 or more.

ACCESS INFORMATION AND MAKE TRANSACTIONS ONLINE AT OUR WEB SITE

You can access account balances, view statements, obtain fund information and make transactions online 24 hours a day, 7 days a week.

--------------------------------------------------------------------------------
                               www.astonfunds.com
--------------------------------------------------------------------------------

Our Shareholder Services Line Is at Your Service 24 Hours a Day
--------------------------------------------------------------------------------
                                  800 992-8151

Investor Services Associates are available to assist you Monday - Friday 9 a.m. to 7 p.m., ET. Or, call any time, day or night, for automated account information to make exchanges or check fund performance.

[GRAPIHC OMITTED - LOGO]
ASTON ASSET MANAGEMENT

Aston Funds
P.O. Box 9765
Providence, RI 02940

ATAN NIR 06

ASTON FUNDS

ANNUAL REPORT 2006

OCTOBER 31, 2006

CLASS I AND S SHARES

ABN AMRO MONEY MARKET FUNDS

Aston Funds were formerly known as the ABN AMRO Funds.

Aston Funds


Dear Fellow Shareholder,

Welcome to Aston Funds!

Aston Asset Management LLC (Aston) was formed earlier this year through the acquisition of substantially all of ABN AMRO Asset Management's mutual fund business. Aston is unique in its total commitment to a distinct set of institutional investment processes, each striving to drive performance while paying strict attention to risk controls, regardless of the market environment. Aston's sub-advisors (investment managers) deliver distinct style specific expertise within each relevant asset class. To that end, we proudly submit the annual report for the Aston Funds (formerly the ABN AMRO Funds) for the twelve-month period that ended October 31, 2006.

U.S. equity markets posted impressive gains for the year, bolstered by a number of favorable developments. Leading the way were the consistently strong quarterly earnings gains generated by U.S. corporations. From a macroeconomic point of view, interest rates, while on the rise during much of the period, remained relatively low and inflation remained in check. More recently, a steep drop in the price of oil, coupled with the Federal Reserve Board's (Fed's) decision to leave interest rates unchanged at its last three policy-making meetings, set off a powerful rally that began in July and extended through the end of the period. Foreign stocks as a whole generally outpaced their U.S. counterparts during the period, enjoying a lift from the declines in the value of the dollar against other currencies. In addition, foreign stocks--like U.S. equities--benefited from the combination of strong global economic growth and rising corporate profitability.

Bonds posted surprisingly solid returns for the period, helped mostly by a rally that coincided with the strength in stocks. Throughout much of the period, bonds came under pressure as the Fed continued to tighten monetary policy. From November 1, 2005 through June 2006, the Fed raised the benchmark federal funds target rate on six separate occasions by one-quarter of a percentage point each to 5.25%. But fixed-income investors had reason to become more optimistic in early summer when they began to anticipate an end to the Fed's campaign to raise rates amid signs that the economy was slowing and inflation remained in check. Those hopes were realized when the Fed held interest rates steady at its Open Market Committee Meetings in August, September and October.

As we enter 2007, we are excited about the opportunities that lie ahead. At Aston, we will remain committed to carefully overseeing our very select team of sub-advisors, ensuring that they adhere to disciplined institutional principles and best in class business standards, while seeking to achieve long-term consistent investment performance. We believe this focus, combined with our commitment to client service excellence, will help to secure our place as an industry leader and allow us to help our clients to succeed in meeting their financial goals.

We appreciate your investment with Aston Funds.


Sincerely,


/S/KENNETH C. ANDERSON
Kenneth C. Anderson
President
Aston Funds

Aston Funds
(Formerly known as ABN AMRO Funds)


TABLE OF CONTENTS

Portfolio Managers Commentary ................  2
Performance Summary ..........................  3
Schedule of Investments ......................  4
Statement of Assets and Liabilities .......... 12
Statement of Operations ...................... 13
Statements of Changes in Net Assets .......... 14
Financial Highlights ......................... 16
Notes to Financial Statements ................ 20
Report of Independent Registered
  Public Accounting Firm ..................... 24
Additional Information ....................... 25


MONEY MARKET FUNDS

ABN AMRO Government Money Market Fund
ABN AMRO Money Market Fund
ABN AMRO Tax-Exempt Money Market Fund
ABN AMRO Treasury Money Market Fund


THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES DETAILS REGARDING THE FUNDS' OBJECTIVES, POLICIES, EXPENSES AND OTHER INFORMATION.

ASTON FUNDS ARE DISTRIBUTED BY PFPC DISTRIBUTORS, INC., 760 MOORE ROAD, KING OF PRUSSIA, PA 19406.

SHAREHOLDER SERVICES 800 992-8151 O WWW.ASTONFUNDS.COM




NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE


                                                                             | 1

    Aston Funds
-----------------
PORTFOLIO MANAGERS COMMENTARY                                   OCTOBER 31, 2006

--------------------------------------------------------------------------------
ABN AMRO GOVERNMENT MONEY MARKET FUND                      William Anderson, CFA
ABN AMRO MONEY MARKET FUND                                 William Anderson, CFA
ABN AMRO TAX-EXEMPT MONEY MARKET FUND                            Steven L. Haldi
ABN AMRO TREASURY MONEY MARKET FUND                        William Anderson, CFA



Q. What was the investment environment like during the twelve-month period?

A. From November 2005 through June 2006, the environment was characterized by generally predictable interest rate hikes that were well communicated to the marketplace. The Fed raised its target interest rate by one-quarter of a percentage point on each of six separate occasions during that time span, bringing the benchmark Fed funds rate to 5.25% at its June 29 meeting. In the ensuing months, the interest rate outlook became much less clear as investors tried to anticipate the Fed's response to slowing economic growth accompanied by uncomfortably high inflation. The Fed held interest rates steady at its August, September and October meetings and most investors now feel comfortable that rates will be on hold for at least six months.

Q. What was your strategy?

A. For most of the year, our strategy was to capitalize on expected rate hikes by managing our cash flow and maturities around FOMC meeting dates. This strategy provided flexibility and liquidity to reinvest at higher levels and improve yields in a rising rate environment. As interest rates approached neutral levels and the Fed refrained from further monetary action, we altered our strategy by extending the portfolio's maturity to lock in current yields and protect against the potential interest rate declines.

Q. What is your outlook?

A. At the point, we believe that the Fed's next move will be to lower interest rates, but we do not foresee any action on this front until at least the second quarter of 2007. Given this outlook, we expect to invest primarily to optimize yields, with a secondary consideration for the timing of that rate hike. As always, we will monitor the market environment and adjust our strategy accordingly.


| 2

    Aston Funds
-----------------
PERFORMANCE SUMMARY                                       AS OF OCTOBER 31, 2006

--------------------------------------------------------------------------------

                                                                                 AVERAGE ANNUAL
                                                            7-DAY                 TOTAL RETURN
                                                            AVERAGE          ONE      FIVE      TEN
                                                            YIELD (A)        YEAR     YEAR     YEAR
ABN AMRO GOVERNMENT MONEY MARKET FUND - CLASS I               5.04%          4.62%    2.15%    3.66%
  iMoneyNet Government & Agency Institutional Average                        4.50%    2.05%     N/A
  Lipper Institutional U.S. Government Money Market Funds Index              4.62%    2.16%    3.66%
ABN AMRO GOVERNMENT MONEY MARKET FUND - CLASS S               4.72%          4.28%    1.82%    3.33%
  iMoneyNet Government & Agency Retail Average                               4.11%    1.71%    3.27%
  Lipper U.S. Government Money Market Funds Index                            4.17%    1.78%    3.33%
ABN AMRO MONEY MARKET FUND - CLASS I                          5.00%          4.57%    2.09%    3.68%
  iMoneyNet First Tier Institutional Average                                 4.57%    2.11%    3.68%
  Lipper Institutional Money Market Funds Index                              4.76%    2.31%    3.85%
ABN AMRO MONEY MARKET FUND - CLASS S                          4.64%          4.20%    1.72%    3.32%
  iMoneyNet First Tier Retail Average                                        4.08%    1.70%    3.29%
  Lipper Money Market Funds Index                                            4.30%    1.87%    3.45%
ABN AMRO TAX-EXEMPT MONEY MARKET FUND - CLASS I               3.22%          2.98%    1.47%    2.35%
  iMoneyNet National Institutional Average                                   3.01%    1.50%    2.36%
  Lipper Institutional Tax-Exempt Money Market Funds Index                   3.12%    1.63%    2.45%
ABN AMRO TAX-EXEMPT MONEY MARKET FUND - CLASS S               2.97%          2.72%    1.22%    2.09%
  iMoneyNet National Retail Average                                          2.68%    1.24%    2.10%
  Lipper Tax-Exempt Money Market Funds Index                                 2.82%    1.35%    2.21%
ABN AMRO TREASURY MONEY MARKET FUND - CLASS I                 4.95%          4.46%    1.98%    3.43%
  iMoneyNet Treasury & Repo Institutional Average                            4.39%    1.95%     N/A
  Lipper Institutional U.S. Treasury Money Market Funds Index                4.41%    2.06%    3.54%
ABN AMRO TREASURY MONEY MARKET FUND - CLASS S                 4.70%          4.20%    1.72%    3.17%
  iMoneyNet Treasury & Repo Retail Average                                   3.98%    1.63%    3.17%
  Lipper U.S. Treasury Money  Money Market Funds Index                       4.05%    1.72%    3.20%

(A) THE 7-DAY AVERAGE YIELD MORE CLOSELY REFLECTS THE FUNDS' CURRENT EARNINGS THAN THE TOTAL RETURN QUOTATION.

---------------------------------------------
THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

INDEXES  ARE  UNMANAGED  AND DO NOT TAKE INTO  ACCOUNT  FEES,  EXPENSES OR OTHER
COSTS.

PERFORMANCE FIGURES DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES.

THE FUNDS' INVESTMENT ADVISER IS CONTRACTUALLY OBLIGATED TO WAIVE FEES OR REIMBURSE EXPENSES THROUGH FEBRUARY 28, 2008. THE PERFORMANCE QUOTED WOULD HAVE BEEN LOWER IF THESE SUBSIDIES WERE NOT IN EFFECT.

AN INVESTMENT IN THE FUNDS IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

                                                                             | 3

    Aston Funds
-----------------
ABN AMRO GOVERNMENT MONEY MARKET FUND                           OCTOBER 31, 2006
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

REPURCHASE AGREEMENTS                91%
U.S. GOVERNMENT AGENCY OBLIGATIONS    9%

% OF TOTAL NET ASSETS

                                                             AMORTIZED
PAR VALUE                                                      COST
---------                                                    ---------
U.S. GOVERNMENT AGENCY OBLIGATIONS (A) - 8.78%
                   FEDERAL HOME LOAN BANK - 2.95%
$    15,000,000    5.194%, 02/28/07 ....................  $   14,747,621
                                                          --------------
                   FEDERAL HOME LOAN MORTGAGE - 5.83%
     15,000,000    5.195%, 04/27/07 ....................      14,627,562
     15,000,000    5.199%, 05/31/07 ....................      14,557,779
                                                          --------------
                                                              29,185,341
                                                          --------------
                   TOTAL U.S. GOVERNMENT AGENCY
                   OBLIGATIONS
                   (Cost $43,932,962) ..................      43,932,962
                                                          --------------
REPURCHASE AGREEMENTS - 90.93%
    200,000,000    Barclays Capital, 5.290%, dated
                     10/31/06, matures 11/01/06,
                     repurchase price $200,029,389
                     (collateralized by U.S. Government
                     Agency instruments, with interest
                     rates from 4.899% to 6.419%,
                     and maturities from 2035 to 2036,
                     total market value $204,000,000)        200,000,000
     55,000,000    Deutsche Bank Securities, 5.295%,
                     dated 10/31/06, matures 11/01/06,
                     repurchase  price  $55,008,089
                     (collateralized  by  U.S.  Treasury
                     instrument  and U.S.  Government
                     Agency  instruments,  with interest
                     rates from 4.500%  to  8.125%,
                     and  maturities  from  2018 to  2036,
                     total  market  value $56,100,414)        55,000,000
    200,000,000    Merrill Lynch, 5.270%, dated
                     10/31/06, matures 11/01/06,
                     repurchase price $200,029,278
                     (collateralized by U.S. Treasury
                     instrument, with interest rate of
                     4.875%, and maturity of 2016,
                     total market value $204,001,784)        200,000,000
                                                          --------------
                   TOTAL REPURCHASE AGREEMENTS
                   (Cost $455,000,000)                       455,000,000
                                                          --------------

                                                             AMORTIZED
 SHARES                                                        COST
---------                                                    ---------

INVESTMENT COMPANIES - 0.66%
      3,046,144    AIM STIT Government &
                     Agency Portfolio ..................  $    3,046,144
        262,941    BlackRock Liquidity Funds
                     FedFund Portfolio .................         262,941
                                                          --------------
                   TOTAL INVESTMENT COMPANIES
                   (Cost $3,309,085) ...................       3,309,085
                                                          --------------
TOTAL INVESTMENTS - 100.37%
   (Cost $502,242,047)* ................................     502,242,047
                                                          --------------
NET OTHER ASSETS AND LIABILITIES - (0.37)% .............      (1,872,805)
                                                          --------------
NET ASSETS - 100.00% ...................................  $  500,369,242
                                                          ==============
---------------------
   * At October 31, 2006, cost is identical for book and Federal income tax purposes.
 (a) Annualized  yield  at  the  time  of  purchase.
STIT Short-Term Investments Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 4

    Aston Funds
-----------------
ABN AMRO MONEY MARKET FUND                                      OCTOBER 31, 2006
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

REPURCHASE AGREEMENTS     52%
ASSET-BACKED              18%
CERTIFICATES OF DEPOSIT   17%
BANKS                     13%

% OF TOTAL NET ASSETS

                                                             AMORTIZED
PAR VALUE                                                      COST
---------                                                    ---------
COMMERCIAL PAPER (A) - 31.12%
                   ASSET-BACKED - 17.97%
 $    7,000,000    Barton Capital
                     5.286%, 11/08/06 (b) ..............  $    6,992,813
      5,000,000    FCAR Owner Trust II
                     5.474%, 02/02/07 ..................       4,931,154
      5,000,000    Fountain Square Commercial Funding
                     5.410%, 01/08/07 (b) ..............       4,949,944
      7,000,000    Galaxy Funding
                     5.331%, 12/18/06 (b) ..............       6,951,930
      5,000,000    Giro Balanced Funding
                     5.410%, 11/03/06 (b) ..............       4,998,517
      5,000,000    New Center Asset Trust
                     5.418%, 01/29/07 ..................       4,934,733
                                                          --------------
                                                              33,759,091
                                                          --------------
                   BANKS - 13.15%
      5,500,000    HBOS
                     5.325%, 12/12/06 ..................       5,467,083
      4,800,000    ING America Insurance Holdings
                     5.285%, 11/07/06 ..................       4,795,776
      7,500,000    Nordea North America (NY)
                     5.303%, 12/12/06 ..................       7,455,242
      7,000,000    Rabobank Nederland USA Finance
                     5.275%, 11/07/06 ..................       6,993,852
                                                          --------------
                                                              24,711,953
                                                          --------------
                   TOTAL COMMERCIAL PAPER
                   (Cost $58,471,044) ..................      58,471,044
                                                          --------------
CERTIFICATES OF DEPOSIT - 16.50%
      6,000,000    American Express Centurion Bank
                     5.260%, 11/20/06 ..................       6,000,000
      2,000,000    Barclays Bank (NY)
                     5.465%, 08/15/07 ..................       2,001,943
      2,000,000    Fortis Bank (NY)
                     5.350%, 09/05/07 ..................       2,000,649
      2,000,000    Landesbank Baden-Wuerttemberg
                     5.345%, 05/24/07 ..................       1,998,240

                                                             AMORTIZED
PAR VALUE                                                      COST
---------                                                    ---------

CERTIFICATES OF DEPOSIT (CONTINUED)
 $    7,000,000    Regions Bank
                     5.310%, 12/14/06 ..................  $    7,000,000
      7,000,000    Royal Bank of Canada
                     5.338%, 12/01/06 ..................       7,000,043
      5,000,000    Svenska Handlesbanken
                     4.645%, 11/01/06 ..................       5,000,000
                                                          --------------
                   TOTAL CERTIFICATES OF DEPOSIT
                   (Cost $31,000,875) ..................      31,000,875
                                                          --------------
REPURCHASE AGREEMENTS - 52.16%
     50,000,000    Barclays Capital, 5.290%, dated
                     10/31/06, matures 11/01/06,
                     repurchase price $50,007,347
                     (collateralized by U.S.
                     Government Agency instrument,
                     with interest rate of 6.426% and
                     maturity of 2036, total market
                     value $51,000,001) ................      50,000,000
     48,000,000    Merrill Lynch, 5.270%. dated
                     10/31/06, matures 11/01/06,
                     repurchase price $48,007,027
                     (collateralized by U.S. Treasury
                     instrument, with interest rate
                     of 4.875% and maturity of
                     2016, total market value
                     $48,962,890) ......................      48,000,000
                                                          --------------
                   TOTAL REPURCHASE AGREEMENTS
                   (Cost $98,000,000)                         98,000,000
                                                          --------------
SHARES
------
INVESTMENT COMPANY - 0.03%
         51,306    BlackRock Liquidity Funds
                     TempFund Portfolio ................          51,306
                                                          --------------
                   TOTAL INVESTMENT COMPANY
                   (Cost $51,306) ......................          51,306
                                                          --------------
TOTAL INVESTMENTS - 99.81%
   (Cost $187,523,225)* ................................     187,523,225
                                                          --------------
NET OTHER ASSETS AND LIABILITIES - 0.19% ...............         358,255
                                                          --------------
NET ASSETS - 100.00% ...................................  $  187,881,480
                                                          ==============
-------------------------
   * At October 31, 2006, cost is identical for book and Federal income tax purposes.
 (a)   Annualized yield at the time of purchase.
 (b) Securities exempt from registration under section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in an exempt transaction to qualified institutional buyers. At October 31, 2006, these securities amounted to $23,893,204 or 12.72% of net assets. These securities have been determined by the Adviser to be liquid securities.

(NY)   New York

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.                              | 5

    Aston Funds
-----------------
ABN AMRO TAX-EXEMPT MONEY MARKET FUND                           OCTOBER 31, 2006
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Housing                       1%
General Obligation           34%
Medical                      20%
Education                    13%
Pollution                     9%
Transportation                8%
Utilities                     7%
Development                   4%
Cash and Other Net Assets     4%

% of Total Net Assets


                                                             AMORTIZED
PAR VALUE                                                      COST
---------                                                    ---------
MUNICIPAL OBLIGATIONS - 96.35%
                   ALASKA - 2.65%
                   Valdez Marine Terminal RB
 $      200,000      BP Pipelines, Inc. Project
                     3.640%, 11/01/06 (a) ..............  $      200,000
      1,225,000    Series A
                     3.640%, 11/01/06 (a) ..............       1,225,000
      2,940,000    Series B
                     3.640%, 11/01/06 (a) ..............       2,940,000
      2,250,000    Exxon Pipeline Co. Project
                     3.560%, 11/01/06 (a) ..............       2,250,000
                                                          --------------
                                                               6,615,000
                                                          --------------
                   ARIZONA - 3.60%
      9,000,000    Salt River Project TECP
                     3.530%, 01/03/07 (b) ..............       9,000,000
                                                          --------------
                   CALIFORNIA - 0.19%
        480,000    California State Department of
                     Water Resources RB, Series B-2
                     3.530%, 11/01/06 (a)
                     LOC: BNP Paribas ..................         480,000
                                                          --------------
                   COLORADO - 3.16%
      2,855,000    Colorado Educational & Cultural
                     Facilities RB,
                     Naropa University Project
                     3.570%, 11/02/06 (a)
                     LOC: Wells Fargo Bank .............       2,855,000
      5,000,000    Colorado State, RAN
                     4.500%, 06/27/07 ..................       5,024,201
                                                          --------------
                                                               7,879,201
                                                          --------------
                   CONNECTICUT - 0.68%
      1,600,000    Connecticut State Health, GO,
                     Series B
                     3.530%, 11/02/06 (a)
                     SPA: Bayerische Landesbank ........       1,600,000


                                                             AMORTIZED
PAR VALUE                                                      COST
---------                                                    ---------

                   CONNECTICUT (CONTINUED)
 $      100,000    Connecticut State HEFA RB,
                     Yale University, Series T-2
                     3.520%, 11/02/06 (a) ..............  $      100,000
                                                          --------------
                                                               1,700,000
                                                          --------------
                   FLORIDA - 8.31%
      4,900,000    Collier County Educational
                     Facilities Authority RB,
                     International College Project
                     3.560%, 11/03/06 (a)
                     LOC: Fifth Third Bank .............       4,900,000
      5,268,000    Jacksonville Electric Authority TECP
                     3.550%, 12/05/06 (b) ..............       5,268,000
     10,600,000    Sarasota Memorial Hospital TECP
                     3.650%, 12/06/06 (b) ..............      10,600,000
                                                          --------------
                                                              20,768,000
                                                          --------------
                   GEORGIA - 7.92%
      9,790,000    Burke County Development
                     Authority PCR,
                     Oglethorpe Power Corp, Series A
                     3.580%, 11/01/06 (a)
                     Insured: FGIC .....................       9,790,000
      5,000,000    Metropolitan Atlanta Rapid Transit
                     Authority RB, Series A
                     3.550%, 11/01/06 (a)
                     LOC: Bayerische Landesbank,
                     Westdeutsche Landesbank ...........       5,000,000
      5,000,000    Municipal Electric Authority of
                     Georgia RB, Project One,
                     Subordinated Bonds, Remarketed
                     3.460%, 11/01/06 (a)
                     Insured: FSA
                     SPA: Dexia Credit Local ...........       5,000,000
                                                          --------------
                                                              19,790,000
                                                          --------------
                   ILLINOIS - 7.99%
        350,000    Chicago Board of Education, GO,
                     Series C-1
                     3.640%, 11/01/06 (a)
                     Insured: FSA
                     SPA: Depfa Bank ...................         350,000
      9,600,000    Illinois Health Facilities Authority
                     RB, Gottlieb Health Resource, Inc.
                     3.600%, 11/01/06 (a)
                     LOC: Harris Trust & Savings Bank ..       9,600,000
     10,000,000    Illinois State, GO, Series B
                     3.540%, 11/01/06 (a)
                     SPA: Depfa Bank ...................      10,000,000
                                                          --------------
                                                              19,950,000
                                                          --------------
                   INDIANA - 0.16%
        400,000    Hammond PCR,
q                    Amoco Oil Project
                     3.640%, 11/01/06 (a) ..............         400,000
                                                          --------------
                   KENTUCKY - 0.36%
        885,000    Kentucky Economic
                     Development Finance Authority
                     Hospital Facilities RB, Baptist
                     Healthcare System, Series C,
                     3.640%, 11/01/06 (a)
                     Insured: MBIA
                     SPA: National City Bank ...........         885,000
                                                          --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 6

    Aston Funds
-----------------
ABN AMRO TAX-EXEMPT MONEY MARKET FUND                           OCTOBER 31, 2006
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------


                                                             AMORTIZED
PAR VALUE                                                      COST
---------                                                    ---------

                   LOUISIANA - 0.84%
 $    2,100,000    Saint Charles Parish PCR,
                     Shell Oil Co. Project, Series B
                     3.630%, 11/01/06 (a) ..............  $    2,100,000
                                                          --------------
                   MARYLAND - 1.90%
                   Maryland State Health & Higher
                     Education Facilities Authority RB,
                     Pooled Loan Program,
        650,000      Series A
                     3.550%, 11/01/06 (a)
                     LOC: Bank One Trust ...............         650,000
      4,100,000      Series B
                     3.550%, 11/01/06 (a)
                     LOC: First National Bank ..........       4,100,000
                                                          --------------
                                                               4,750,000
                                                          --------------
                   MASSACHUSETTS - 4.99%
                   Massachusetts State Central Artery, GO,
        525,000      Series A
                     3.630%, 11/01/06 (a)
                     SPA: Landesbank Baden-Wurttemberg .         525,000
      3,640,000      Series B
                     3.630%, 11/01/06 (a)
                     SPA: State Street Bank & Trust ....       3,640,000
                   Massachusetts State HEFA RB
      7,000,000      Childrens Hospital
                     Series L-2
                     3.600%, 11/01/06
                     Insured:AMBAC
                     SPA:Bank of America ...............       7,000,000
        640,000      Harvard University, Series L
                     3.400%, 11/01/06 (a) ..............         640,000
        670,000    Massachusetts Water Resources
                     Authority, Multi-Modal
                     Subordinated General RB, Series A
                     3.540%, 11/01/06 (a)
                     Insured: AMBAC
                     SPA: Bank of Nova Scotia /
                     Dexia Credit Local ................         670,000
                                                          --------------
                                                              12,475,000
                                                          --------------
                   MINNESOTA - 4.51%
        200,000    Hennepin County, GO, Series A
                     3.440%, 11/02/06 (a)
                     SPA: State Street Bank & Trust ....         200,000
        365,000    Minneapolis Convention Center,
                     GO, Convention Center Bonds
                     3.440%, 11/02/06 (a)
                     SPA: Dexia Credit Local ...........         365,000
         20,000    Minneapolis, GO3.440%, 11/02/06 (a)
                     SPA: Dexia Credit Local ...........          20,000
      5,200,000    Minneapolis, Guthrie Theater
                     Project, Series A, RB
                     3.440%, 11/02/06 (a)
                     LOC: Wells Fargo Bank N.A. ........       5,200,000
         80,000    Minneapolis, Library, GO
                     3.440%, 11/02/06 (a)
                     SPA: Dexia Credit Local ...........          80,000


                                                             AMORTIZED
PAR VALUE                                                      COST
---------                                                    ---------

                   MINNESOTA (CONTINUED)
 $    5,400,000    Owatonna Hospital RB
                     Health Central System
                     3.640%, 11/01/06 (a)
                     LOC: Wells Fargo Bank N.A. ........  $    5,400,000
                                                          --------------
                                                              11,265,000
                                                          --------------
                   MISSOURI - 1.82%
                   Missouri State HEFA RB
      1,600,000      The Saint Louis University
                     Project,Series A
                     3.630%, 11/01/06 (a)
                     LOC: MBIA
                     SPA: Bank of New York .............       1,600,000
                     The Washington
                     University Project,
      2,685,000      Series A
                     3.650%, 11/01/06 (a)
                     SPA: Morgan Guaranty Trust ........       2,685,000
        250,000      Series B
                     3.650%, 11/01/06 (a)
                     SPA: Morgan Guaranty Trust ........         250,000
                                                          --------------
                                                               4,535,000
                                                          --------------
                   NEBRASKA - 2.40%
      6,000,000    Lincoln Electric TECP
                     3.550%, 12/06/06 (b) ..............       6,000,000
                                                          --------------
                   NEVADA - 4.00%
     10,000,000    Clark County School District, GO,
                     Series A
                     3.550%, 11/01/06 (a)
                     Insured: FSA
                     SPA: State Street Bank & Trust ....      10,000,000
                                                          --------------
                   NEW JERSEY - 4.21%
        445,000    New Jersey Economic Development
                     Authority Water Facilities RB,
                     United Water New Jersey, Inc.
                     Project, Series A
                     3.570%, 11/01/06 (a)
                     Insured: AMBAC
                     SPA: Bank of New York .............         445,000
     10,000,000    New Jersey State, TRAN
                     4.500%, 06/22/07 ..................      10,064,882
                                                          --------------
                                                              10,509,882
                                                          --------------
                   NEW MEXICO - 3.41%
        300,000    Albuquerque Health Research, RB
                     Lovelace Rospiratory, Series A
                     3.570%, 11/02/06 (a)
                     LOC: Well Fargo Bank N.A. .........         300,000
      2,925,000    Hurley PCR,
                     Kennecott Santa Fe Project
                     3.640%, 11/01/06 (a) ..............       2,925,000
        255,000    New Mexico State Hospital Equipment
                     Loan Council, Hospital RB,
                     Presbyterian Healthcare,
                     Series B, 3.610%, 11/01/06 (a)
                     Insured: FSA
                     SPA: Citibank .....................         255,000
      5,000,000    New Mexico State, TRAN
                     4.500%, 06/29/07 ..................       5,023,765
                                                          --------------
                                                               8,503,765
                                                          --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                             | 7

    Aston Funds
-----------------
ABN AMRO TAX-EXEMPT MONEY MARKET FUND                           OCTOBER 31, 2006
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------


                                                             AMORTIZED
PAR VALUE                                                      COST
---------                                                    ---------

                   NEW YORK - 9.38%
 $      655,000    New York City Housing Development
                     Corp, Multifamily Rent
                     Housing RB, James Tower
                     Development, Series A
                     3.570%, 11/01/06 (a) ..............  $      655,000
         900,000   New York City Transitional Finance
                     Authority RB,
                     Series 3, Sub Series 3B
                     3.630%, 11/01/06 (a)
                     SPA: Bank of New York .............         900,000
                   New York City, GO
      5,200,000      Sub Series E4
                     3.600%, 11/01/06 (a)
                     LOC: State Street Bank & Trust ....       5,200,000
      1,300,000      Sub Series E5
                     3.630%, 11/01/06 (a)
                     LOC: JPMorgan Chase ...............       1,300,000
      5,380,000    New York Metropolitan
                     Transportation Authority
                     Dedicated Tax Fund RB,
                     Series D-1
                     3.540%, 11/02/06 (a)
                     Insured: AMBAC
                     SPA: Wachovia Bank ................       5,380,000
                   New York State Housing Finance
                     Agency RB,
        790,000      10 Barclay Street, Series A
                     3.540%, 11/01/06 (a) ..............         790,000
        200,000      Normandie Court I Project
                     3.550%, 11/01/06 (a)
                     LOC: Landesbank Hessen
                     Thurigen Girozentrale .............         200,000
      9,000,000    New York State Local Government
                     Assistance RB, Series D
                     3.540%, 11/01/06 (a)
                     LOC: Societe Generale .............       9,000,000
                                                          --------------
                                                              23,425,000
                                                          --------------
                   NORTH CAROLINA - 0.08%
        200,000    North Carolina State, Public
                     Improvement GO, Series F
                     3.550%, 11/01/06 (a)
                     SPA: Landesbank Hessen
                     Thurigen Girozentrale .............         200,000
                                                          --------------
                   PENNSYLVANIA - 1.47%
      3,680,000    Delaware County Industrial
                     Development Authority
                     Resource Recovery Facilities,
                     Series G
                     3.550%, 11/01/06 (a) ..............       3,680,000
                                                          --------------
                   TEXAS - 14.26%
      5,200,000    Gulf Coast Waste Disposal
                     Authority PCR, Exxon Project
                     3.560%, 11/01/06 (a) ..............       5,200,000
      2,045,000    Harris County Health Facilities
                     Development Corp. Hospital RB,
                     Texas Childrens Hospital, Series B-1
                     3.640%, 11/01/06 (a)
                     Insured: MBIA
                     SPA: JPMorgan Chase ...............       2,045,000


                                                             AMORTIZED
PAR VALUE                                                      COST
---------                                                    ---------

                   TEXAS (CONTINUED)
 $    9,100,000    Houston, TRAN
                     4.500%, 06/29/07 ..................  $    9,147,401
     10,000,000    North Central Texas Hospitals TECP
                     3.540%, 11/02/06 ..................      10,000,000
      4,185,000    Southwest Higher Education
                     Authority RB, Southern
                     Methodist University
                     3.640%, 11/01/06 (a)
                     LOC: Landesbank Hessen
                     Thurigen Girozentrale .............       4,185,000
      5,000,000    Texas State, TRAN
                     4.500%, 08/31/07 ..................       5,038,062
                                                          --------------
                                                              35,615,463
                                                          --------------
                   UTAH - 1.20%
      2,000,000    Salt Lake County PCR
                     Service Station Holdings Project
                     3.640%, 11/01/06 (a) ..............       2,000,000
      1,000,000    State of Utah Building Ownership
                     Authority Lease RB,
                     Facilities Master Lease Program,
                     Series C
                     3.580%, 11/01/06 (a)
                     LOC: Landesbank Hessen
                     Thurigen Girozentrale .............       1,000,000
                                                          --------------
                                                               3,000,000
                                                          --------------
                   WASHINGTON - 0.60%
        500,000    Washington State Public Power
                     Supply System RB,
                     Nuclear Project No. 1, Series 1A-1
                     3.580%, 11/01/06 (a)
                     LOC: Bank of America ..............         500,000
      1,000,000    Washington State, GO, Series VR 96B
                     3.550%, 11/01/06 (a)
                     SPA: Landesbank Hessen
                     Thurigen Girozentrale .............       1,000,000
                                                          --------------
                                                               1,500,000
                                                          --------------
                   WISCONSIN - 3.60%
      9,000,000    State of Wisconsin TECP
                     3.550%, 01/04/07 (b) ..............       9,000,000
                                                          --------------
                   WYOMING - 2.66%
        650,000    Sublette County PCR,
                     Exxon Project
                     3.600%, 11/01/06 (a) ..............         650,000
      6,000,000    Sweetwater County TECP
                     3.470%, 11/01/06 (b) ..............       6,000,000
                                                          --------------
                                                               6,650,000
                                                          --------------
                   TOTAL MUNICIPAL OBLIGATIONS
                   (Cost $240,676,311)                       240,676,311
                                                          --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 8

    Aston Funds
-----------------
ABN AMRO TAX-EXEMPT MONEY MARKET FUND                           OCTOBER 31, 2006
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------


                                                             AMORTIZED
 SHARES                                                        COST
---------                                                    ---------

INVESTMENT COMPANIES - 3.44%
         22,671    AIM TFIT-Tax-Free Cash Reserve
                     Portfolio .........................  $       22,671
      8,570,043    Blackrock Provident Institutional
                     MuniCash Portfolio ................       8,570,043
          1,258    Dreyfus Tax Exempt Cash
                     Management Fund ...................           1,258
          2,806    SEI Tax-Exempt Trust Institutional
                     Tax Free Fund .....................           2,806
                                                          --------------
                   TOTAL INVESTMENT COMPANIES
                   (Cost $8,596,778) ...................       8,596,778
                                                          --------------
TOTAL INVESTMENTS - 99.79%
   (Cost $249,273,089)* ................................     249,273,089
                                                          --------------
NET OTHER ASSETS AND LIABILITIES - 0.21% ...............         521,991
                                                          --------------
NET ASSETS - 100.00% ...................................  $  249,795,080
                                                          ==============

-----------------------
            * At October 31, 2006, cost is identical for book and Federal income tax purposes.

          (a) Variable rate instrument. The rate shown reflects the rate in effect on October 31, 2006. The maturity date shown is the next scheduled demand date.
          (b) Annualized yield at the time of purchase.

        AMBAC Ambac Assurance Corp.
         FGIC Financial Guaranty Insurance Co.
          FSA Financial Security Assurance, Inc.
           GO General Obligation
         HEFA Health & Educational Facilities Authority
          LOC Letter of Credit
         MBIA MBIA Insurance Corp.
          PCR Pollution Control Revenue
          RAN Revenue Anticipation Notes
           RB Revenue Bond
          SPA Standby Purchase Agreement
         TECP Tax-Exempt Commercial Paper
         TFIT Tax-Free Investments Trust
         TRAN Tax & Revenue Anticipation Note


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                             | 9

    Aston Funds
-----------------
ABN AMRO TREASURY MONEY MARKET FUND                             OCTOBER 31, 2006
SCHEDULE OF INVESTMENTS - CONTINUED
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

CASH AND OTHER NET ASSETS      1%
REPURCHASE AGREEMENTS         99%

% OF TOTAL NET ASSETS


                                                             AMORTIZED
PAR VALUE                                                      COST
---------                                                    ---------
REPURCHASE AGREEMENTS - 99.16%
 $   50,000,000    Barclays Capital, 5.240%, dated
                     10/31/06, matures 11/01/06,
                     repurchase price $50,007,278,
                     (collateralized by U.S. Treasury
                     instrument, with interest rate
                     of 3.500%, maturing 2006, total
                     market value $51,000,195) .........  $   50,000,000
     50,000,000    Deutsche Bank Securities, 5.270%,
                     dated 10/31/06, matures 11/01/06,
                     repurchase price $50,007,319,
                     (collateralized by U.S. Treasury
                     instrument, with interest rate
                     of 3.250%, maturing 2009, total
                     market value $51,000,651) .........      50,000,000
     50,000,000    Merrill Lynch, 5.240%, dated
                     10/31/06, matures 11/01/06,
                     repurchase price $50,007,278,
                     (collateralized by U.S. Treasury
                     instrument, with interest rate
                     of 4.500%, maturing 2015, total
                     market value $51,000,089) .........      50,000,000
                                                          --------------
                   TOTAL REPURCHASE AGREEMENTS
                   (Cost $150,000,000) .................     150,000,000
                                                          --------------

                                                             AMORTIZED
 SHARES                                                        COST
---------                                                    ---------

INVESTMENT COMPANIES - 1.24%
         40,556    AIM STIT Treasury Portfolio .........  $       40,556
      1,835,796    BlackRock Liquidity Funds
                     TempCash Portfolio ................       1,835,796
                                                          --------------
                   TOTAL INVESTMENT COMPANIES
                   (Cost $1,876,352) ...................       1,876,352
                                                          --------------
TOTAL INVESTMENTS - 100.40%
   (Cost $151,876,352)* ................................     151,876,352
                                                          --------------
NET OTHER ASSETS AND LIABILITIES - (0.40)% .............        (599,236)
                                                          --------------
NET ASSETS - 100.00% ...................................  $  151,277,116
                                                          ==============
------------------
   * At October 31, 2006, cost is identical for book and Federal income tax purposes.

STIT Short-Term Investments Trust




SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 10

                     This page is left blank intentionally.

    Aston Funds
-----------------
                                                                OCTOBER 31, 2006
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                                                      ABN AMRO              ABN AMRO              ABN AMRO              ABN AMRO
                                                 GOVERNMENT MONEY            MONEY           TAX-EXEMPT MONEY         TREASURY MONEY
                                                    MARKET FUND           MARKET FUND           MARKET FUND            MARKET FUND
                                                 ----------------       ---------------      ----------------         -------------
ASSETS:
Investments:
      Investments at amortized cost ...........  $     47,242,047       $    89,523,225      $    249,273,089         $   1,876,352
      Repurchase agreements at cost ...........       455,000,000            98,000,000                    --           150,000,000
                                                 ----------------       ---------------      ----------------         -------------
        Total investments .....................       502,242,047           187,523,225           249,273,089           151,876,352
Receivables:
      Dividends and interest ..................           186,473               465,036             1,185,552                30,046
      Fund shares sold ........................                95                 6,071                 1,500                 5,000
Other assets ..................................            11,903                 6,759                25,520                44,837
                                                 ----------------       ---------------      ----------------         -------------
        Total assets ..........................       502,440,518           188,001,091           250,485,661           151,956,235
                                                 ----------------       ---------------      ----------------         -------------
LIABILITIES:
Payables:
      Dividend distribution ...................         1,875,333                   538               575,298               594,253
      Fund shares redeemed ....................            26,997                   600                    --                    23
      Due to Adviser, net (Note E) ............            88,359                54,813                59,911                44,339
      Administration fees (Note E) ............            23,477                 9,020                11,668                 7,493
      Distribution fees (Note E) ..............             3,217                11,475                 1,926                   376
      Shareholder service fees (Note E) .......             3,089                17,090                    --                    --
      Audit and tax fees ......................            11,765                 6,151                11,694                11,152
      Reports to shareholders expense .........             7,196                 7,958                 3,461                 6,508
      Trustees fees and related expenses (Note E)           8,226                 2,908                 3,755                 2,339
Accrued expenses and other payables ...........            23,617                 9,058                22,868                12,636
                                                 ----------------       ---------------      ----------------         -------------
        Total liabilities .....................         2,071,276               119,611               690,581               679,119
                                                 ----------------       ---------------      ----------------         -------------
NET ASSETS ....................................  $    500,369,242       $   187,881,480      $    249,795,080         $ 151,277,116
                                                 ================       ===============      ================         =============
NET ASSETS CONSIST OF:
   Paid in capital ............................  $    500,337,620       $   187,881,486      $    249,795,080         $ 151,277,164
   Accumulated undistributed net investment income         31,622                    --                    --                    --
   Accumulated net realized loss on investments                --                    (6)                   --                   (48)
                                                 ----------------       ---------------      ----------------         -------------
      TOTAL NET ASSETS ........................  $    500,369,242       $   187,881,480      $    249,795,080         $ 151,277,116
                                                 ================       ===============      ================         =============
CLASS I:
   Net Assets .................................  $    448,692,891       $     1,324,653      $    225,481,508         $ 145,228,579
   Shares of beneficial interest outstanding
     (unlimited authorization) ................       448,660,320             1,324,526           225,482,289           145,236,931
     NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) .......  $           1.00       $          1.00      $           1.00         $        1.00
                                                 ================       ===============      ================         =============
CLASS S:
   Net Assets .................................  $     51,676,351       $   186,556,827      $     24,313,572         $   6,048,537
   Shares of beneficial interest outstanding
     (unlimited authorization) ................        51,679,035           186,557,224            24,314,216             6,047,484
     NET ASSET VALUE
        Offering and redemption price per share
        (Net Assets/Shares Outstanding) .......  $           1.00       $          1.00      $           1.00         $        1.00
                                                 ================       ===============      ================         =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 12

    Aston Funds
-----------------
FOR THE YEAR ENDED OCTOBER 31, 2006
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                      ABN AMRO              ABN AMRO              ABN AMRO              ABN AMRO
                                                 GOVERNMENT MONEY            MONEY           TAX-EXEMPT MONEY         TREASURY MONEY
                                                    MARKET FUND           MARKET FUND           MARKET FUND            MARKET FUND
                                                 ----------------       ---------------      ----------------         -------------
INVESTMENT INCOME:
      Dividends ...............................  $        521,182       $        29,904      $        283,239         $      84,347
      Interest ................................        23,202,699             8,616,077             9,305,244             7,972,230
                                                 ----------------       ---------------      ----------------         -------------
        Total investment income ...............        23,723,881             8,645,981             9,588,483             8,056,577
                                                 ----------------       ---------------      ----------------         -------------
EXPENSES:
      Investment advisory fees (Note E) .......           982,518               623,373             1,030,909               596,285
      Distribution expenses (a) (Note E) ......           116,493               435,698                71,019                16,033
      Shareholder service fees (a) (Note E) ...            32,618               191,707                    --                    --
      Transfer agent fees .....................            25,749                60,604                34,090                34,732
      Administration fees (Note E) ............           260,559               103,191               164,662                98,929
      Registration expenses ...................            35,154                    --                15,257                12,512
      Custodian fees ..........................            22,554                13,325                14,894                15,891
      Professional fees .......................            38,675                20,073                30,990                24,457
      Reports to shareholder expense ..........               785               52,867                  9,035                 3,383
      Trustees fees and related expenses (Note E)          22,334                 8,240                13,291                 6,910
      Interest expense (Note F) ...............                --                   535                38,466                    --
      Other expenses ..........................            26,255                16,861                41,781                41,701
                                                 ----------------       ---------------      ----------------         -------------
        Total expenses before waivers .........         1,563,694             1,526,474             1,464,394               850,833
                                                 ----------------       ---------------      ----------------         -------------
        Less: Investment advisory fees waived
          (Note E) ............................                --              (239,539)             (382,909)             (221,478)
                                                 ----------------       ---------------      ----------------         -------------
        Net expenses ..........................         1,563,694             1,286,935             1,081,485               629,355
                                                 ----------------       ---------------      ----------------         -------------

NET INVESTMENT INCOME .........................        22,160,187             7,359,046             8,506,998             7,427,222
                                                 ----------------       ---------------      ----------------         -------------
NET REALIZED LOSS ON INVESTMENTS:
      Net realized loss on investments ........                --                    --                    --                   (48)
                                                 ----------------       ---------------      ----------------         -------------
NET INCREASE IN NET ASSETS FROM OPERATIONS ....  $     22,160,187       $     7,359,046      $      8,506,998         $   7,427,174
                                                 ================       ===============      ================         =============

-------------------------------
(a)   Fees are incurred at the Class S level.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 13

    Aston Funds
-----------------

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          ABN AMRO                             ABN AMRO
                                                                GOVERNMENT MONEY MARKET FUND               MONEY MARKET FUND
                                                          ----------------------------------      ---------------------------------
                                                                  YEARS ENDED OCTOBER 31,            YEARS ENDED OCTOBER 31,
                                                                 2006                 2005          2006                 2005
                                                          ---------------    ---------------      ---------------   ---------------
NET ASSETS AT BEGINNING OF PERIOD ......................  $   412,495,904    $   492,385,672      $   181,042,874   $   137,652,825
                                                          ---------------    ---------------      ---------------   ---------------
INCREASE IN NET ASSETS FROM OPERATIONS:
      Net investment income ............................       22,160,187         11,711,045            7,359,046         3,426,815
      Net realized gain (loss) on investments sold .....               --                 --                   --                --
                                                          ---------------    ---------------      ---------------   ---------------
        Net increase in net assets from operations .....       22,160,187         11,711,045            7,359,046         3,426,815
                                                          ---------------    ---------------      ---------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income:
        Class I ........................................      (20,157,807)       (10,956,036)            (161,501)         (131,453)
        Class S ........................................       (2,002,380)          (755,009)          (7,197,545)       (3,295,362)
      Net realized gain on investments:
        Class I ........................................               --               (811)                  --                --
        Class S ........................................               --                (71)                  --                --
                                                          ---------------    ---------------      ---------------   ---------------
           Total distributions .........................      (22,160,187)       (11,711,927)          (7,359,046)       (3,426,815)
                                                          ---------------    ---------------      ---------------   ---------------
CAPITAL SHARE TRANSACTIONS:
      Proceeds from sales of shares:
        Class I ........................................    1,054,942,947      1,461,781,812           24,847,341        42,355,059
        Class S ........................................      121,571,355         82,615,935          724,395,217       567,766,948
      Proceeds from reinvestment of distributions:
        Class I ........................................        1,231,424            592,711              161,431           131,383
        Class S ........................................        2,002,260            754,332            7,194,268         3,286,376
      Cost of shares redeemed:
        Class I ........................................     (988,356,397)    (1,540,973,368)         (33,219,222)      (37,772,799)
        Class S ........................................     (103,518,251)       (84,660,308         (716,540,429)     (532,376,918)
                                                          ---------------    ---------------      ---------------   ---------------
           Net increase (decrease) from capital share
             transactions ..............................       87,873,338        (79,888,886)           6,838,606        43,390,049
                                                          ---------------    ---------------      ---------------   ---------------
           Total increase (decrease) in net assets .....       87,873,338        (79,889,768)           6,838,606        43,390,049
                                                          ---------------    ---------------      ---------------   ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .........  $   500,369,242    $   412,495,904      $   187,881,480   $   181,042,874
                                                          ===============    ===============      ===============   ===============
      (A) Undistributed net investment income ..........  $        31,622    $        31,622      $            --   $            --
                                                          ===============    ===============      ===============   ===============

OTHER INFORMATION:
SHARE TRANSACTIONS:
      Class I
        Sold ...........................................    1,054,942,947      1,461,781,812           24,847,341        42,355,059
        Proceeds from reinvestment of distributions ....        1,231,424            592,711              161,431           131,383
        Redeemed .......................................     (988,356,397)    (1,540,973,368)         (33,219,222)      (37,772,799)
      Class S
        Sold ...........................................      121,571,355         82,615,935          724,395,217       567,766,948
        Proceeds from reinvestment of distributions ....        2,002,260            754,332            7,194,268         3,286,376
        Redeemed .......................................     (103,518,251)       (84,660,308)        (716,540,429)     (532,376,918)
                                                          ---------------    ---------------      ---------------   ---------------
           Net increase (decrease) in shares outstanding       87,873,338        (79,888,886)           6,838,606        43,390,049
                                                          ===============    ===============      ===============   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 14

    Aston Funds
-----------------


                                                                       ABN AMRO                            ABN AMRO
                                                             TAX-EXEMPT MONEY MARKET FUND        TREASURY MONEY MARKET FUND
                                                          ----------------------------------   --------------------------------
                                                                YEARS ENDED OCTOBER 31,             YEARS ENDED OCTOBER 31,
                                                              2006                 2005            2006                 2005
                                                          ----------------   ---------------   ---------------   --------------
NET ASSETS AT BEGINNING OF PERIOD ......................  $    278,397,955   $   289,817,134   $   183,993,014   $  315,326,381
                                                          ----------------   ---------------   ---------------   --------------
INCREASE IN NET ASSETS FROM OPERATIONS:
      Net investment income ............................         8,506,998         5,119,758         7,427,222        6,014,678
      Net realized gain (loss) on investments sold .....                --                --               (48)             240
                                                          ----------------   ---------------   ---------------   --------------
        Net increase in net assets from operations .....         8,506,998         5,119,758         7,427,174        6,014,918
                                                          ----------------   ---------------   ---------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income:
        Class I ........................................        (7,744,250)       (4,597,020)       (7,161,900)      (5,875,226)
        Class S ........................................          (762,748)         (522,738)         (265,322)        (139,452)
      Net realized gain on investments:
        Class I ........................................                --                --              (240)             (75)
        Class S ........................................                --                --                --               (2)
                                                          ----------------   ---------------   ---------------   --------------
           Total distributions .........................        (8,506,998)       (5,119,758)       (7,427,462)      (6,014,755)
                                                          ----------------   ---------------   ---------------   --------------
CAPITAL SHARE TRANSACTIONS:
      Proceeds from sales of shares:
        Class I ........................................       760,536,348       641,284,230       539,727,871      504,203,062
        Class S ........................................       367,739,282       503,203,397        61,313,425       27,150,457
      Proceeds from reinvestment of distributions:
        Class I ........................................            11,032             6,078            47,632           24,246
        Class S ........................................           762,745           440,848           262,494          138,277
      Cost of shares redeemed:
        Class I ........................................      (795,276,250)     (643,667,195)     (573,342,773)    (633,603,437)
        Class S ........................................      (362,376,032)     (512,686,537)      (60,724,259)     (29,246,135)
                                                          ----------------   ---------------   ---------------   --------------
           Net increase (decrease) from capital share
             transactions ..............................       (28,602,875)      (11,419,179)      (32,715,610)    (131,333,530)
                                                          ----------------   ---------------   ---------------   --------------
           Total increase (decrease) in net assets .....       (28,602,875)      (11,419,179)      (32,715,898)    (131,333,367)
                                                          ----------------   ---------------   ---------------   --------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) .........  $    249,795,080   $   278,397,955   $   151,277,116   $  183,993,014
                                                          ================   ===============   ===============   ==============
      (A) Undistributed net investment income ..........  $             --   $            --   $            --   $           --
                                                          ================   ===============   ===============   ==============

OTHER INFORMATION:
SHARE TRANSACTIONS:
      Class I
        Sold ...........................................       760,536,344       641,284,230       539,727,871      504,203,062
        Proceeds from reinvestment of distributions ....            11,032             6,078            47,632           24,246
        Redeemed .......................................      (795,276,250)     (643,667,195)     (573,342,773)    (633,603,437)
      Class S
        Sold ...........................................       367,739,282       503,203,397        61,313,425       27,150,457
        Proceeds from reinvestment of distributions ....           762,745           440,848           262,494          138,277
        Redeemed .......................................      (362,376,032)     (512,686,537)      (60,724,259)     (29,246,135)
                                                          ----------------   ---------------   ---------------   --------------
           Net increase (decrease) in shares outstanding       (28,602,879)      (11,419,179)      (32,715,610)    (131,333,530)
                                                          ================   ===============   ===============   ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 15

    Aston Funds
-----------------
ABN AMRO GOVERNMENT MONEY MARKET FUND                           OCTOBER 31, 2006
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   YEAR         YEAR            YEAR          YEAR          YEAR
                                                  ENDED        ENDED           ENDED          ENDED         ENDED
                                                10/31/06      10/31/05        10/31/04      10/31/03      10/31/02
                                               -----------   -----------     -----------   -----------   ------------
CLASS I
Net Asset Value, Beginning of Period ........  $      1.00   $      1.00     $      1.00   $      1.00   $       1.00
                                               -----------   -----------     -----------   -----------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..................         0.05          0.03            0.01          0.01           0.02
                                               -----------   -----------     -----------   -----------   ------------
   LESS DISTRIBUTIONS FROM:
     Net investment income ..................        (0.05)        (0.03)          (0.01)        (0.01)         (0.02)
     Net realized gain on investments .......           --            --(a)           --            --             --
                                               -----------   -----------     -----------   -----------   ------------
     Total distribution .....................        (0.05)        (0.03)          (0.01)        (0.01)         (0.02)
                                               -----------   -----------     -----------   -----------   ------------
Net Asset Value, End of Period ..............  $      1.00   $      1.00     $      1.00   $      1.00   $       1.00
                                               ===========   ===========     ===========   ===========   ============
TOTAL RETURN ................................         4.62%         2.59%           0.91%         0.98%          1.70%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....  $   448,693   $   380,875     $   459,475   $   453,873   $    492,398
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...............         0.29%         0.30%           0.30%         0.29%          0.30%
     After reimbursement and/or waiver
       of expenses by Adviser ...............         0.29%         0.30%           0.30%         0.29%          0.30%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...............         4.55%         2.60%           0.91%         0.98%          1.70%
     After reimbursement and/or waiver
       of expenses by Adviser ...............         4.55%         2.60%           0.91%         0.98%          1.70%
-----------------------------------------------------------------------------------------------------------------------
CLASS S
Net Asset Value, Beginning of Period ........  $      1.00   $      1.00     $      1.00   $      1.00   $       1.00
                                               -----------   -----------     -----------   -----------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..................         0.04          0.02            0.01          0.01           0.01
                                               -----------   -----------     -----------   -----------   ------------
   LESS DISTRIBUTIONS FROM:
     Net investment income ..................        (0.04)        (0.02)          (0.01)        (0.01)         (0.01)
     Net realized gain on investments .......           --            --(a)           --            --             --
                                               -----------   -----------     -----------   -----------   ------------
     Total distribution .....................        (0.04)        (0.02)          (0.01)        (0.01)         (0.01)
                                               -----------   -----------     -----------   -----------   ------------
Net Asset Value, End of Period ..............  $      1.00   $      1.00     $      1.00   $      1.00   $       1.00
                                               ===========   ===========     ===========   ===========   ============
TOTAL RETURN ................................         4.28%         2.26%           0.58%         0.65%          1.36%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....  $    51,676   $    31,621     $    32,911   $    41,768   $     30,590
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...............         0.61%         0.62%           0.62%         0.62%          0.63%
     After reimbursement and/or waiver
       of expenses by Adviser ...............         0.61%         0.62%           0.62%         0.62%          0.63%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...............         4.23%         2.28%           0.59%         0.65%          1.37%
     After reimbursement and/or waiver
       of expenses by Adviser ...............         4.23%         2.28%           0.59%         0.65%          1.37%

---------------------------------------------------
 (a) Represents less than $0.005 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 16

    Aston Funds
-----------------
ABN AMRO MONEY MARKET FUND                                      OCTOBER 31, 2006
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   YEAR         YEAR            YEAR          YEAR          YEAR
                                                  ENDED        ENDED           ENDED          ENDED         ENDED
                                                10/31/06      10/31/05        10/31/04      10/31/03      10/31/02
                                               -----------   -----------     -----------   -----------   ------------
CLASS I
Net Asset Value, Beginning of Period ........  $      1.00   $      1.00     $      1.00   $      1.00   $       1.00
                                               -----------   -----------     -----------   -----------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..................         0.04(a)       0.03            0.01          0.01           0.02(a)
                                               -----------   -----------     -----------   -----------   ------------
     Less distributions from
       net investment income ................        (0.04)        (0.03)          (0.01)        (0.01)         (0.02)
                                               -----------   -----------     -----------   -----------   ------------
Net Asset Value, End of Period ..............  $      1.00   $      1.00     $      1.00   $      1.00   $       1.00
                                               ===========   ===========     ===========   ===========   ============
TOTAL RETURN ................................         4.57%         2.57%           0.87%         0.92%          1.58%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....  $     1,325   $     9,535     $     4,821   $       302   $        414
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...............         0.50%(b)      0.51%           0.50%         0.50%          0.49%
     After reimbursement and/or waiver
       of expenses by Adviser ...............         0.37%(b)      0.37%           0.37%         0.37%          0.37%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...............         4.35%         2.44%           0.73%         0.78%          1.45%
     After reimbursement and/or waiver
       of expenses by Adviser ...............         4.48%         2.58%           0.86%         0.91%          1.57%
-----------------------------------------------------------------------------------------------------------------------
CLASS S
Net Asset Value, Beginning of Period ........  $      1.00   $      1.00     $      1.00   $      1.00   $       1.00
                                               -----------   -----------     -----------   -----------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..................         0.04(a)       0.02            0.01          0.01           0.01(a)
                                               -----------   -----------     -----------   -----------   ------------
     Less distributions from
       net investment income ................        (0.04)        (0.02)          (0.01)        (0.01)         (0.01)
                                               -----------   -----------     -----------   -----------   ------------
Net Asset Value, End of Period ..............  $      1.00   $      1.00     $      1.00   $      1.00   $       1.00
                                               ===========   ===========     ===========   ===========   ============
TOTAL RETURN ................................         4.20%         2.20%           0.50%         0.55%          1.22%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....  $   186,557   $   171,508     $   132,831   $   132,233   $    143,446
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...............         0.86%(b)      0.87%           0.86%         0.86%          0.85%
     After reimbursement and/or waiver
       of expenses by Adviser ...............         0.73%(b)      0.73%           0.73%         0.73%          0.73%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...............         3.99%         2.08%           0.37%         0.42%          1.09%
     After reimbursement and/or waiver
       of expenses by Adviser ...............         4.12%         2.22%           0.50%         0.55%          1.21%

------------------------------------------------------------
(a) The selected per share data was calculated using weighted average shares method for the period.
(b) Ratios of expenses to average net assets include interest expense of less than 0.005%, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note F to Financial Statements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 17

    Aston Funds
-----------------
AMRO TAX-EXEMPT MONEY MARKET FUND                               OCTOBER 31, 2006
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   YEAR         YEAR            YEAR          YEAR          YEAR
                                                  ENDED        ENDED           ENDED          ENDED         ENDED
                                                10/31/06      10/31/05        10/31/04      10/31/03      10/31/02
                                               -----------   -----------     -----------   -----------   ------------
CLASS I
Net Asset Value, Beginning of Period ........  $      1.00   $      1.00     $      1.00   $      1.00   $       1.00
                                               -----------   -----------     -----------   -----------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..................         0.03          0.02            0.01          0.01           0.01
                                               -----------   -----------     -----------   -----------   ------------
     LESS DISTRIBUTIONS FROM
       net investment income ................        (0.03)        (0.02)          (0.01)        (0.01)         (0.01)
                                               -----------   -----------     -----------   -----------   ------------
Net Asset Value, End of Period ..............  $      1.00   $      1.00     $      1.00   $      1.00   $       1.00
                                               ===========   ===========     ===========   ===========   ============
TOTAL RETURN ................................         2.98%         1.83%           0.74%         0.72%          1.12%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....  $   225,482   $   260,210     $   262,587   $   274,759   $    340,683
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...............         0.47%(a)      0.46%           0.46%         0.46%          0.45%
     After reimbursement and/or waiver
       of expenses by Adviser ...............         0.34%(a)      0.33%           0.33%         0.33%          0.33%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...............         2.78%         1.68%           0.61%         0.59%          0.99%
     After reimbursement and/or waiver
       of expenses by Adviser ...............         2.91%         1.81%           0.74%         0.72%          1.11%
-----------------------------------------------------------------------------------------------------------------------
CLASS S
Net Asset Value, Beginning of Period ........  $      1.00   $      1.00     $      1.00   $      1.00   $       1.00
                                               -----------   -----------     -----------   -----------   ------------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..................         0.03          0.02              --(b)         --(b)        0.01
                                               -----------   -----------     -----------   -----------   ------------
     LESS DISTRIBUTIONS FROM
       net investment income ................        (0.03)        (0.02)             --(b)         --(b)       (0.01)
                                               -----------   -----------     -----------   -----------   ------------
Net Asset Value, End of Period ..............  $      1.00   $      1.00     $      1.00   $      1.00   $       1.00
                                               ===========   ===========     ===========   ===========   ============
TOTAL RETURN ................................         2.72%         1.57%           0.49%         0.47%          0.87%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....  $    24,314   $    18,188     $    27,230   $    21,116   $     20,930
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...............         0.72%(a)      0.71%           0.71%         0.71%          0.70%
     After reimbursement and/or waiver
       of expenses by Adviser ...............         0.59%(a)      0.58%           0.58%         0.58%          0.58%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...............         2.53%         1.43%           0.36%         0.34%          0.74%
     After reimbursement and/or waiver
       of expenses by Adviser ...............         2.66%         1.56%           0.49%         0.47%          0.86%

-------------------------------------------------------------------
(a) Ratios of expenses to average net assets include interest expense of 0.01%, which is not included in the contractual expense limitation. The interest expense is from utilizing the line of credit as discussed in Note F to Financial Statements.
(b) Represents less than $0.005 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

| 18

    Aston Funds
-----------------
ABN AMRO TREASURY MONEY MARKET FUND                             OCTOBER 31, 2006
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   YEAR         YEAR            YEAR          YEAR          YEAR
                                                  ENDED        ENDED           ENDED          ENDED         ENDED
                                                10/31/06      10/31/05        10/31/04      10/31/03      10/31/02
                                               -----------   -----------     -----------   -----------   ------------
CLASS I
Net Asset Value, Beginning of Period ........  $      1.00   $      1.00     $      1.00   $      1.00   $       1.00

   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..................         0.04          0.02            0.01          0.01           0.01

   LESS DISTRIBUTIONS FROM:
     Net investment income ..................        (0.04)        (0.02)          (0.01)        (0.01)         (0.01)
     Net realized gain on investments .......           --(a)         --(a)           --            --             --

     Total distribution .....................        (0.04)        (0.02)          (0.01)        (0.01)         (0.01)

Net Asset Value, End of Period ..............  $      1.00   $      1.00     $      1.00   $      1.00   $       1.00


TOTAL RETURN ................................         4.46%         2.41%           0.75%         0.85%          1.47%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....  $   145,229   $   178,796     $   308,172   $   370,304   $    338,172
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...............         0.49%         0.48%           0.46%         0.46%          0.46%
     After reimbursement and/or waiver
       of expenses by Adviser ...............         0.36%         0.36%           0.36%         0.36%          0.36%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...............         4.24%         2.17%           0.63%         0.74%          1.35%
     After reimbursement and/or waiver
       of expenses by Adviser ...............         4.37%         2.29%           0.73%         0.84%          1.45%

CLASS S
Net Asset Value, Beginning of Period ........  $      1.00   $      1.00     $      1.00   $      1.00   $       1.00

   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..................         0.04          0.02              --(a)       0.01           0.01

   LESS DISTRIBUTIONS FROM:
     Net investment income ..................        (0.04)        (0.02)             --(a)      (0.01)         (0.01)
     Net realized gain on investments .......           --(a)         --(a)           --            --             --

     Total distribution .....................        (0.04)        (0.02)             --         (0.01)         (0.01)

Net Asset Value, End of Period ..............  $      1.00   $      1.00     $      1.00   $      1.00   $       1.00


TOTAL RETURN ................................         4.20%         2.16%           0.50%         0.60%          1.22%

RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .....  $     6,049   $     5,197     $     7,154   $    35,441   $     31,128
   Ratios of expenses to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...............         0.74%         0.73%           0.71%         0.71%          0.71%
     After reimbursement and/or waiver
       of expenses by Adviser ...............         0.61%         0.61%           0.61%         0.61%          0.61%
   Ratios of net investment income
     to average net assets:
     Before reimbursement and/or waiver
       of expenses by Adviser ...............         3.99%         1.92%           0.38%         0.49%          1.10%
     After reimbursement and/or waiver
       of expenses by Adviser ...............         4.12%         2.04%           0.48%         0.59%          1.20%

----------------------------------------------------------------
(a) Represents less than $0.005 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                            | 19

    Aston Funds
-----------------
                                                                OCTOBER 31, 2006
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE (A) FUND ORGANIZATION: Aston Funds (the "Trust"), formerly known as ABN AMRO Funds, was organized as a Delaware statutory trust under a Declaration of Trust dated September 10, 1993. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and operates as an open-end management investment company that is comprised of 27 separate portfolios. The following Portfolios of the Trust are included in these financial statements:
ABN AMRO Government Money Market Fund, ABN AMRO Money Market Fund, ABN AMRO Tax-Exempt Money Market Fund and ABN AMRO Treasury Money Market Fund (each a "Fund" and collectively, the "Funds").

NOTE (B) SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles.

(1) SECURITY VALUATION: All securities, with the exception of investments in other funds and repurchase agreements, are valued at amortized cost, which approximates fair value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included as interest income. Investments in other funds are valued at the underlying fund's net asset value at the date of valuation. Repurchase agreements are valued at cost. Interest accrued is captured in dividends and interest receivable.

(2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by ABN AMRO Asset Management, Inc. (the "Adviser") subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(3) U.S. GOVERNMENT AGENCY OBLIGATIONS: Government Money Market Fund and Money Market Fund may invest in U.S. government agency obligations. These obligations of U.S. government-sponsored entities are not issued or guaranteed by the U.S. Treasury.

(4) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is determined using the identified cost method.

(5) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2006, the following Funds have available realized capital losses to offset future net capital gains through fiscal year ended:

                                                 AMOUNT   EXPIRATION DATE
ABN AMRO Money Market Fund                       $    6        2008
ABN AMRO Treasury Money Market Fund                  48        2014


(6) MULTI-CLASS OPERATIONS: The Funds are authorized to issue two classes of shares, Class I and Class S. The classes are substantially the same except that Class S bears distribution fees and shareholder service fees. Each class offered by these Funds has equal rights as to net assets. Income, fund and trust level specific expenses, and realized and unrealized capital gains and losses, if any, are allocated to each class of shares based on the relative net assets of each class. Class specific expenses are allocated directly to the appropriate class.

(7) USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(8) COMMITMENTS AND CONTINGENCIES: In the normal course of business, the Trust enters into contracts on behalf of the Funds that contain a variety of provisions for general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that are not known at this time. However, based on experience, the Funds believe the risk of loss is remote.

| 20

    Aston Funds
-----------------
                                                                OCTOBER 31, 2006
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

(9) ADDITIONAL ACCOUNTING STANDARDS: In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (January 1, 2007 for calendar-year companies), with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Management is currently evaluating the impact the adoption of FIN 48 and SFAS 157 will have on the Funds' financial statement disclosures.

NOTE  (C)  DIVIDENDS  FROM  NET  INVESTMENT  INCOME AND DISTRIBUTIONS OF CAPITAL
GAINS: The Funds declare dividends daily from net investment income. The Funds' dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareholders that have elected the reinvestment option. Differences in dividends per share between classes of the Funds are due to different class expenses. Net investment income and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of permanent book and tax basis differences.

Permanent differences between book and tax basis reporting of $10 and $(10) for the Money Market Fund for the 2006 fiscal year end have been identified and are reclassified among accumulated net realized loss on investments and paid in capital, respectively. This reclass was related to the expiration of capital loss carryforward and has no impact on net assets.

Distributions from net realized gains for book purposes may include short-term capital gains, which are classified as ordinary income for tax purposes. The tax character of ordinary income distributions paid during the years ended October 31, 2006 and 2005 was as follows:

                                 DISTRIBUTIONS PAID IN 2006
                                 --------------------------
                               TAX-EXEMPT        ORDINARY
                                 INCOME          INCOME
ABN AMRO Government
  Money Market Fund          $        --     $   21,361,901
ABN AMRO Money Market
  Fund .............                  --          7,359,046
ABN AMRO Tax-Exempt
  Money Market Fund            8,463,595                 --
ABN AMRO Treasury
  Money Market Fund                   --          7,382,885

                                 DISTRIBUTIONS PAID IN 2006
                                 --------------------------
                               TAX-EXEMPT        ORDINARY
                                 INCOME          INCOME
ABN AMRO Government
  Money Market Fund          $        --     $   11,208,138
ABN AMRO Money Market
  Fund .............                  --          3,426,815
ABN AMRO Tax-Exempt
  Money Market Fund            4,882,771                 --
ABN AMRO Treasury
  Money Market Fund                   --          5,815,496

As of October 31, 2006, the most recent tax year end, the components of distributable earnings on a tax basis were as follows:

                                              UNDISTRIBUTED    UNDISTRIBUTED
                             CAPITAL LOSS       ORDINARY         TAX-EXEMPT
                             CARRYFORWARD        INCOME            INCOME
ABN AMRO Government
  Money Market Fund          $        --       $ 1,906,955        $      --
ABN AMRO Money Market Fund            (6)              538               --
ABN AMRO Tax-Exempt
  Money Market Fund                   --                --          575,298
ABN AMRO Treasury
  Money Market Fund                  (48)          594,253               --

NOTE (D) SHARES OF BENEFICIAL INTEREST: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value.

NOTE (E) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: Under the terms of each Fund's investment advisory agreement, the Adviser fees are accrued daily and paid monthly based on a specified annual rate of average daily net assets. In addition, the Funds have an expense limitation agreement with the Adviser, which caps annual ordinary operating expenses for Class I and Class S shareholders at certain specified annual rates of average daily net assets, respectively. Contractual expense limitation contracts are effective through February 28, 2008 for all classes of the Funds. The advisory rates and contractual expense limitations for the year ended October 31, 2006 were as follows:

                                                 EXPENSE LIMITATIONS
                                                  FOR TOTAL EXPENSES
                                ADVISORY FEES
                                ANNUAL RATE        CLASS I     CLASS S
ABN AMRO Government
  Money Market Fund .........      0.20%             0.31%      0.63%

                                                                            | 21

    Aston Funds
-----------------
                                                                OCTOBER 31, 2006
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------


                                                 EXPENSE LIMITATIONS
                                                  FOR TOTAL EXPENSES
                                ADVISORY FEES
                                ANNUAL RATE        CLASS I     CLASS S
ABN AMRO Money Market Fund ..      0.35%           0.37%        0.73%
ABN AMRO Tax-Exempt
  Money Market Fund .........      0.35%           0.33%        0.58%
ABN AMRO Treasury
  Money Market Fund .........      0.35%           0.36%        0.61%

ABN AMRO Investment Fund Services, Inc. ("AAIFS"), provided the Funds with various administrative services. On November 30, 2006, AAIFS, the Trust and the Board of Trustees assigned the administration agreement between the Funds and AAIFS (the "Administration Agreement") to Aston Asset Management LLC ("Aston") in connection with the Strategic Transaction discussed under Note
(G)--Subsequent Event. Under terms of the Administration Agreement, administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust and base fees are fixed at an annual rate of $12,000 per Fund. The fee is allocated to each Fund based on the relative net assets of the Trust. Administration expenses also include pricing agent fees and compliance related expenses. The administration fee arrangement was as follows:

ADMINISTRATION FEES AT TRUST LEVEL        ANNUAL RATE
First $7.4 billion                          0.0490%
Over $7.4 billion                          0.0465%

PFPC Inc. ("PFPC") provides certain administrative services to the Funds pursuant to a Sub-administration and Accounting Services Agreement between AAIFS and PFPC (the "Sub-administration Agreement"). On November 30, 2006, the Sub-Administration Agreement was assigned from AAIFS to Aston. Effective August 1, 2006, under the terms of the Sub-administration Agreement, sub-administration fees are accrued daily and paid monthly at a rate of 0.022% of average daily net assets of the Trust and a base fee at an annual rate of $12,000 per Fund.

Prior to August 1, 2006, under the terms of the Sub-Administration Agreement, sub-administration fees were accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust and base fees were fixed at an annual rate of $12,000 per Fund. The Sub-administration fee arrangement was as follows:

ADMINISTRATION FEES AT TRUST LEVEL        ANNUAL RATE
First $7.4 billion                          0.0255%
Over $7.4 billion                           0.0230%

ABN AMRO Distribution Services (USA) Inc. served as principal underwriter and distributor of the Funds' shares under the same fee structure described below. As of December 1, 2006, PFPC Distributors, Inc., (the "Distributor") serves as principal underwriter and distributor of the Funds' shares. Pursuant to a Rule 12b-1 distribution plan (the "Plan") adopted by the Funds with respect to Class S shares, the Funds pay certain expenses associated with the distribution of their shares. Under the Plan, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's average daily net assets. The Class I shares of the Funds do not have distribution plans.

In addition, the Funds have adopted a shareholder servicing plan for the Class S shares, which allows the Distributor to be paid a fee at an annual rate of up to 0.25% of the average daily net assets of the Class S shares, for its efforts in maintaining client accounts, arranging bank wires, responding to client inquiries concerning services provided on investments and assisting clients in purchase, redemption and exchange transactions, and changing their dividend options, account designations and addresses. The shareholder service fees for the ABN AMRO Government Money Market Fund and ABN AMRO Money Market Fund were 0.07% and 0.11% of average daily net assets, respectively, for the year ended October 31, 2006. Tax-Exempt Money Market Fund and Treasury Money Market Fund were not charged shareholder service fees for the year ended October 31, 2006.

The Trust does not compensate its officers or interested Trustees who are affiliated with the Adviser. The Trust pays each non-interested Trustee $5,000 per Board of Trustees meeting attended, an annual retainer of $25,000 and reimburses for out-of-pocket expenses. In addition, the Trust pays each member of the Nominating and Governance Committee a $2,000 annual retainer and each member of the Audit Committee a $2,500 annual retainer. The Chairman of the Audit Committee receives an additional $10,000 per year, the Chairman of the Nominating and Governance Committee receives an additional $2,500 per year, and the Lead Independent Trustee receives an additional $20,000 per year.

NOTE (F) CREDIT AGREEMENT: The Credit Agreement with The Bank of Nova Scotia, amended March 17, 2006, provides the Trust with a revolving credit facility up to $50 million. The facility is shared by each series of the Trust, including the Funds, and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The annual facility fee is 0.11% of the commitment amount of the facility in addition to an annual administration fee of $37,500 and reasonable legal expenses incurred in connection with the preparation of any amendments. The interest rate on outstanding loans is equivalent to the Federal Funds Rate or LIBOR (London InterBank Offered Rate), as applicable, plus 0.625%. Borrowings must be repaid within 60 days. At October 31, 2006, there were no borrowings outstanding on the line of credit. For the Funds that utilized the line of

| 22

    Aston Funds
-----------------
                                                                OCTOBER 31, 2006
NOTES TO FINANCIAL STATEMENTS - CONTINUED
--------------------------------------------------------------------------------

credit during the year ended October 31, 2006, the average daily loan balance outstanding on the days where borrowings existed, the weighted average interest rate and the interest expense, included on the Statement of Operations, allocated to each Fund for use of the line of credit were as follows:

                                        AVERAGE        WEIGHTED        TOTAL
                                       DAILY LOAN      AVERAGE       INTEREST
                                        BALANCE     INTEREST RATE    EXPENSE
ABN AMRO Money Market Fund            $1,252,250       5.19%        $   535
ABN AMRO Tax Exempt Money
Market Fund                            6,129,572       4.64%         38,466

NOTE (G) SUBSEQUENT EVENT: On November 30, 2006, pursuant to the closing of an asset purchase agreement between AAAM and its affiliates ("ABN AMRO"), Highbury Financial Inc. ("Highbury") and Aston ("the Purchase Agreement"), ABN AMRO sold substantially all of its assets related to their U.S. mutual fund and separately managed account business to Highbury and Aston (the "Strategic Transaction"). Aston is a majority owned subsidiary of Highbury. AAAM continues to serve as investment adviser to the Funds and the other money market funds of the Trust and Aston serves as administrator. Aston serves as investment adviser to all other funds of the Trust.

                                                                            | 23

    Aston Funds
-----------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees of Aston Funds (formerly ABN AMRO Funds)

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of the ABN AMRO Government Money Market Fund, ABN AMRO Money Market Fund, ABN AMRO Tax-Exempt Money Market Fund, and ABN AMRO Treasury Money Market Fund (the "Funds") (four of the portfolios constituting the Aston Funds (formerly ABN AMRO Funds (the "Trust")) as of October 31, 2006, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of October 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned portfolios of Aston Funds at October 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.





/S/ERNST & YOUNG LLP
Chicago, Illinois
December 15, 2006

| 24

    Aston Funds
-----------------
                                                                OCTOBER 31, 2006
ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

FORM N-Q: The Trust files complete schedules of portfolio holdings for the Funds with the Securities and Exchange Commission (the "SEC") for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at www.sec.gov and are available for review and copying at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling the SEC at
(202) 551-8090.

PROXY VOTING: Aston Funds' Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information, which is available (i) upon request, without charge, by calling 800 992-8151; (ii) on Aston Funds' Web site at www.astonfunds.com; and (iii) on the SEC's Web site at www.sec.gov. Aston Funds' Proxy Voting Record for the most recent twelve-month period ended June 30 is available without charge (i) on the Funds' Web site at www.astonfunds.com; and (ii) on the SEC's Web site at www.sec.gov.

TAX INFORMATION: For the year ended October 31, 2006, 100.00% of the income distributions made by the Tax-Exempt Money Market Fund were exempt from federal income taxes.

DISCLOSURE OF FUND EXPENSES: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average daily net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates each Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher.


                                        BEGINNING   ENDING
                                         ACCOUNT    ACCOUNT             EXPENSES
                                          VALUE      VALUE   EXPENSE PAID DURING
                                        05/01/06   10/31/06  RATIO(1)  PERIOD(2)
ABN AMRO Government Money Market Fund
  ACTUAL FUND RETURN
    Class  I .........................   $1,000   $1,025.10      0.29%     $1.48
    Class  S .........................    1,000    1,023.40      0.61%      3.11
  HYPOTHETICAL 5% RETURN
    Class I ..........................   $1,000   $1,023.74      0.29%     $1.48
    Class S ..........................    1,000    1,022.13      0.61%      3.11
ABN AMRO Money Market Fund
  ACTUAL FUND RETURN
    Class I ..........................   $1,000   $1,024.80      0.37%     $1.89
    Class S ..........................    1,000    1,022.90      0.73%      3.72
  HYPOTHETICAL 5% RETURN
    Class I ..........................   $1,000   $1,023.34      0.37%     $1.89
    Class S ..........................    1,000    1,021.53      0.73%      3.72
ABN AMRO Tax-Exempt Money Market Fund
  ACTUAL FUND RETURN
    Class I ..........................   $1,000   $1,016.10      0.33%     $1.68
    Class S ..........................    1,000    1,014.90      0.58%      2.95
  HYPOTHETICAL 5% RETURN
    Class I ..........................   $1,000   $1,023.54      0.33%     $1.68
    Class S ..........................    1,000    1,022.28      0.58%      2.96
ABN AMRO Treasury Money Market Fund
  ACTUAL FUND RETURN
    Class I ..........................   $1,000   $1,024.30      0.36%     $1.84
    Class S ..........................    1,000    1,023.00      0.61%      3.11
  HYPOTHETICAL 5% RETURN
    Class I ..........................   $1,000   $1,023.39      0.36%     $1.84
    Class S ..........................    1,000    1,022.13      0.61%      3.11

(1) Annualized, based on a Fund's most recent fiscal half-year expenses. Expense rates do not include interest expense for applicable Funds.
(2) Expenses are equal to a Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

                                                                            | 25

    Aston Funds
-----------------
                                                                OCTOBER 31, 2006
ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS OF THE TRUST

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                                       NUMBER OF
                                  TERM OF                                             PORTFOLIOS IN
                                OFFICE 1 AND                                          FUND COMPLEX           OTHER TRUSTEESHIPS/
NAME, ADDRESS, AGE AND            LENGTH OF        PRINCIPAL OCCUPATION(S)            OVERSEEN BY               DIRECTORSHIPS
POSITION(S) WITH TRUST           TIME SERVED       DURING PAST FIVE YEARS               TRUSTEE               HELD BY TRUSTEE 2
----------------------           -----------       ----------------------               -------               ---------------
DISINTERESTED TRUSTEES

Leonard F. Amari                 12 years      Partner at the law offices of Amari &       27        Director, United Community Bank
c/o 161 North Clark Street                     Locallo, a practice with exclusive                    of Lisle; Director, Delaware
Chicago, IL  60601                             concentration in real estate taxation                 Place Bank; Trustee, John
Age: 64                                        and related areas, since 1987; Special                Marshall Law School.
Trustee                                        Assistant Attorney General since
                                               1986.

Robert A. Kushner                7 years       Retired. Vice President, Secretary and      27                     None
c/o 161 North Clark Street                     General Counsel at Cyclops Industries,
Chicago, IL  60601                             Inc., 1976-1992.
Age: 70
Trustee

Gregory T. Mutz                  12 years      CEO of AMLI Residential Properties          27        Chairman of the Board of AMLI
c/o 161 North Clark Street                     Trust (NYSE: AML) (a Multifamily                      Residential Properties Trust;
Chicago, IL  60601                             REIT), a successor company to AMLI                    Director of Abt Associates Inc.
Age: 60                                        Realty Co. since 2004; Chairman of                    (agribusiness); Director of
Lead Independent Trustee                       AMLI  Residential Properties since                    Alico, Inc. (agribusiness).
                                               1994; Vice Chairman of UICI (NYSE:
                                               UCI) (an insurance holding company)
                                               from 2003-2004;  President and CEO
                                               of UICI from 1999-2003;  Chairman of
                                               Academic  Management  Services Corp.
                                               (a student loans and finance  company)
                                               from 2000-2003.

Robert B. Scherer                7 years       President of The Rockridge Group,           27        Director, Title Reinsurance
c/o 161 North Clark Street                     Ltd., (title insurance industry                       Company (insurance for title
Chicago, IL  60601                             consulting services) since 1994.                      agents).
Age: 65
Trustee

Nathan Shapiro                   12 years      President of SF Investments, Inc.           27        Director, Baldwin & Lyons, Inc.
c/o 161 North Clark Street                     (broker/dealer and investment banking                 (property and casualty
Chicago, IL  60601                             firm) since 1971.                                     insurance firm).
Age: 70
Trustee

Denis Springer                   7 years       Retired. Senior Vice President and          27                     None
c/o 161 North Clark Street                     Chief Financial Officer of Burlington
Chicago, IL  60601                             Northern Santa Fe Corp. (railroad),
Age: 60                                        1995-1999.
Trustee

| 26

    Aston Funds
-----------------
                                                                OCTOBER 31, 2006
ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------

                                                                                       NUMBER OF
                                  TERM OF                                             PORTFOLIOS IN
                                OFFICE 1 AND                                          FUND COMPLEX           OTHER TRUSTEESHIPS/
NAME, ADDRESS, AGE AND            LENGTH OF        PRINCIPAL OCCUPATION(S)            OVERSEEN BY               DIRECTORSHIPS
POSITION(S) WITH TRUST           TIME SERVED       DURING PAST FIVE YEARS               TRUSTEE               HELD BY TRUSTEE 2
----------------------           -----------       ----------------------               -------               ---------------
INTERESTED TRUSTEES 3

Stuart D. Bilton, CFA            12 years      Chief Executive Officer, Aston Asset        27        Director, Baldwin & Lyons, Inc.
c/o 161 North Clark Street                     Management LLC, since 2006; Vice                      (property and casualty
Chicago, IL  60601                             Chairman of ABN AMRO Asset                            insurance firm).
Age:  60                                       Management Holdings, Inc. 2003-
Chairman, Board of Trustees                    2006; President and Chief Executive
                                               Officer of ABN AMRO Asset
                                               Management Holdings, Inc. from
                                               2001-2003; President of Alleghany
                                               Asset Management, Inc. from 1996-
                                               2001 (purchased by ABN AMRO in
                                               February 2001).

OFFICER(S) WHO ARE NOT TRUSTEES

Kenneth C. Anderson              12 years      President, Aston Asset Management           N/A                  N/A
c/o 161 North Clark Street                     LLC, since 2006; President, ABN
Chicago, IL  60601                             AMRO Structured  Investment Funds
Age: 42                                        and ABN AMRO Variable  Insurance
President (Chief Executive Officer)            Trust, since 2005; President and Chief
                                               Executive Officer of ABN AMRO
                                               Investment Fund Services, Inc. (for-
                                               merly known as Alleghany  Investment
                                               Services,  Inc.) 1995-2006; Executive
                                               Vice President of ABN AMRO Asset
                                               Management (USA) LLC, 2001 -
                                               2005; Director, ABN AMRO Trust
                                               Services Company, 2001-2005;
                                               Director, TAMRO Capital Partners LLC
                                               and Veredus Asset Management LLC
                                               2001-2006; Officer of the Trust since
                                               1993; CPA.

Gerald F. Dillenburg             9 years       Chief Compliance Officer and Chief          N/A                  N/A
c/o 161 North Clark Street                     Financial  Officer,  Aston Asset
Chicago, IL  60601                             Management LLC, since 2006; Chief
Age: 39                                        Financial Officer and Chief
Senior Vice President, Secretary               Compliance Officer,  ABN AMRO
and Treasurer (Chief Financial                 Structured Investment Funds and ABN
Officer, Chief Operating Officer and           AMRO Variable Insurance Trust, since
Chief Compliance Officer)                      2005; Chief Senior Managing Director
                                               ("SMD") of ABN AMRO Investment
                                               Fund Services, Inc. (formerly known as
                                               Alleghany Investment Services, Inc.)
                                               1996-2006; SMD of ABN AMRO
                                               Asset Management Holdings,  Inc. and
                                               ABN AMRO Asset Management,  Inc.
                                               (formerly known as Chicago Capital
                                               Management,  Inc.) 2001-2006;
                                               Operations manager and compliance
                                               officer of ABN AMRO mutual funds
                                               1996-2006; CPA.

                                                                            | 27

    Aston Funds
-----------------
                                                                OCTOBER 31, 2006
ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED
--------------------------------------------------------------------------------

                                                                                       NUMBER OF
                                  TERM OF                                             PORTFOLIOS IN
                                OFFICE 1 AND                                          FUND COMPLEX           OTHER TRUSTEESHIPS/
NAME, ADDRESS, AGE AND            LENGTH OF        PRINCIPAL OCCUPATION(S)            OVERSEEN BY               DIRECTORSHIPS
POSITION(S) WITH TRUST           TIME SERVED       DURING PAST FIVE YEARS               TRUSTEE               HELD BY TRUSTEE 2
----------------------           -----------       ----------------------               -------               ---------------

OFFICER(S) WHO ARE NOT TRUSTEES (continued)

William Long                     4 years       Vice President of Montag & Caldwell,        N/A                   N/A
c/o 161 North Clark Street                     Inc., since 2000; former Vice
Chicago, IL  60601                             President and Director of Sales for
Age: 45                                        First Capital Group, First Union
Vice President                                 National Bank, 1996-2000.

----------------------------------------------------
1 Trustees  serve for an  indefinite  term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board of Trustees, (ii) resignation, death or incapacity, (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.
2 Each Trustee also serves as Trustee for ABN AMRO Structured  Investment Funds, a newly formed registered investment company, which will have two initial series. The registration statement of the new trust is not effective and was not operational as of the date of this report. Mr. Bilton also serves as sole Trustee of the ABN AMRO Variable Insurance Trust, a new trust whose registration statement is not effective and was not operational as of the date of this report.
3 "Interested person" of the Trust as defined in the 1940 Act. Mr. Bilton is considered an "interested person" because of affiliations with Aston Asset Management LLC and related entities, which act as the Funds' Investment Adviser.

| 28

Aston Funds


ADVISERS

Aston Asset Management LLC
161 North Clark Street
Chicago, IL 60601

ABN AMRO Asset Management, Inc.
161 North Clark Street
Chicago, IL 60601

SUB-ADVISERS

ABN AMRO Asset Management, Inc.
161 North Clark Street
Chicago, IL 60601

McDonnell Investment Management LLC
1515 West 22nd Street, 11th Floor
Oak Brook, IL 60523

MFS Institutional Advisors, Inc.
500 Boylston Street
Boston, MA 02116

Montag & Caldwell, Inc.
3455 Peachtree Road, NE, Suite 1200
Atlanta, GA 30326

Optimum Investment Advisors, LLC
100 South Wacker Drive, Suite 2100
Chicago IL 60606

Taplin, Canida & Habacht, Inc.
1001 Brickell Bay Drive, Suite 2100
Miami, FL 33131

TAMRO Capital Partners LLC
1660 Duke St.
Alexandria, VA 22314

Veredus Asset Management LLC
One Paragon Centre
6060 Dutchmans Lane, Suite 320
Louisville, KY 40205

River Road Asset Management, LLC
Meidinger Tower, Suite 1600
462 South Fourth Street
Louisville, KY 40202

SHAREHOLDER SERVICES

Aston Funds
P.O. Box 9765
Providence, RI 02940

DISTRIBUTOR

PFPC Distributor, Inc.
760 Moore Road
King of Prussia, PA 19406

OFFICERS

Kenneth C. Anderson, President and
  Chief Executive Officer
Gerald F. Dillenburg, Senior Vice President,
  Secretary and Treasurer, Chief Financial
  Officer, Chief Operating Officer
  and Chief Compliance Officer
William Long, Vice President
Juli A. Braun, Assistant Secretary
Laura M. Curylo, Assistant Treasurer
Marc J. Peirce, Assistant Secretary
Joseph W. Wheeler, Assistant Treasurer

CUSTODIAN

PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

LEGAL COUNSEL

Vedder, Price, Kaufman & Kammholz, P.C.
222 N. LaSalle Street
Chicago, IL 60601

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Sears Tower
233 S. Wacker Drive
Chicago, IL 60606


THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 800 992 8151.

ASTON ASSET MANAGEMENT

Aston Funds
P.O. Box 9765
Providence, RI 02940

ATAN IS MMF 06

[GRAPIHC OMITTED - LOGO]
ASTON FUNDS

ANNUAL REPORT 2006
OCTOBER 31, 2006

CLASS Y AND YS SHARES
ABN AMRO INSTITUTIONAL MONEY MARKET FUND

Aston Funds were formerly known as the ABN AMRO Funds.

Aston Funds
--------------------------------------------------------------------------------

Dear Fellow Shareholder,

Welcome to Aston Funds!

Aston Asset Management LLC (Aston) was formed earlier this year through the acquisition of substantially all of ABN AMRO Asset Management's mutual fund business. Aston is unique in its total commitment to a distinct set of institutional investment processes, each striving to drive performance while paying strict attention to risk controls, regardless of the market environment. Aston's sub-advisors (investment managers) deliver distinct style specific expertise within each relevant asset class. To that end, we proudly submit the annual report for the Aston Funds (formerly the ABN AMRO Funds) for the twelve-month period that ended October 31, 2006.

U.S. equity markets posted impressive gains for the year, bolstered by a number of favorable developments. Leading the way were the consistently strong quarterly earnings gains generated by U.S. corporations. From a macroeconomic point of view, interest rates, while on the rise during much of the period, remained relatively low and inflation remained in check. More recently, a steep drop in the price of oil, coupled with the Federal Reserve Board's (Fed's) decision to leave interest rates unchanged at its last three policy-making meetings, set off a powerful rally that began in July and extended through the end of the period. Foreign stocks as a whole generally outpaced their U.S. counterparts during the period, enjoying a lift from the declines in the value of the dollar against other currencies. In addition, foreign stocks--like U.S. equities--benefited from the combination of strong global economic growth and rising corporate profitability.

Bonds posted surprisingly solid returns for the period, helped mostly by a rally that coincided with the strength in stocks. Throughout much of the period, bonds came under pressure as the Fed continued to tighten monetary policy. From November 1, 2005 through June 2006, the Fed raised the benchmark federal funds target rate on six separate occasions by one-quarter of a percentage point each to 5.25%. But fixed-income investors had reason to become more optimistic in early summer when they began to anticipate an end to the Fed's campaign to raise rates amid signs that the economy was slowing and inflation remained in check. Those hopes were realized when the Fed held interest rates steady at its Open Market Committee Meetings in August, September and October.

As we enter 2007, we are excited about the opportunities that lie ahead. At Aston, we will remain committed to carefully overseeing our very select team of sub-advisors, ensuring that they adhere to disciplined institutional principles and best in class business standards, while seeking to achieve long-term consistent investment performance. We believe this focus, combined with our commitment to client service excellence, will help to secure our place as an industry leader and allow us to help our clients to succeed in meeting their financial goals.

We appreciate your investment with Aston Funds.

Sincerely,

/s/ Kenneth C. Anderson

Kenneth C. Anderson
President
Aston Funds

--------------------------------------------------------------------------------

Aston Funds

(Formerly known as ABN AMRO Funds)

TABLE OF CONTENTS

Portfolio Manager Commentary ..............................................    2
Schedule of Investments ...................................................    3
Statement of Assets and Liabilities .......................................    6
Statement of Operations ...................................................    7
Statements of Changes in Net Assets .......................................    8
Financial Highlights ......................................................    9
Notes to Financial Statements .............................................   10
Report of Independent Registered
  Public Accounting Firm ..................................................   13
Additional Information ....................................................   14

INSTITUTIONAL MONEY MARKET FUND

ABN AMRO Institutional Prime Money Market Fund


   THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE
 FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES
      DETAILS REGARDING THE FUNDS' OBJECTIVES, POLICIES, EXPENSES AND OTHER
                                  INFORMATION.

ASTON FUNDS ARE DISTRIBUTED BY PFPC DISTRIBUTORS, INC., 760 MOORE ROAD, KING OF
                               PRUSSIA, PA 19406.

             SHAREHOLDER SERVICES 800 992-8151 o WWW.ASTONFUNDS.COM

              NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE


                                                                             | 1

Aston Funds

ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND

PORTFOLIO MANAGER COMMENTARY                                    OCTOBER 31, 2006

--------------------------------------------------------------------------------

                                                           William Anderson, CFA

Q. How did the Fund perform during the 12-month period that ended October 31, 2006?

A. For the twelve-month period that ended October 31, 2006, Institutional Money Market Fund, Class Y and Class YS returned 4.80% and 4.54%, respectively. By comparison, the Fund's benchmark, the iMoneyNet First Tier Institutional Average, returned 4.57%. The Fund's peer group, the Lipper Institutional Money Market Funds Index, returned 4.76%.

Q.    What was the investment environment like during the twelve-month period?

A. From November 2005 through June 2006, the environment was characterized by generally predictable interest rate hikes that were well communicated to the marketplace. The Fed raised its target interest rate by one-quarter of a percentage point on each of six separate occasions during that time span, bringing the benchmark Fed funds rate to 5.25% at its June 29 meeting. In the ensuing months, the interest rate outlook became much less clear as investors tried to anticipate the Fed's response to slowing economic growth accompanied by uncomfortably high inflation. The Fed held interest rates steady at its August, September and October meetings and most investors now feel comfortable that rates will be on hold for at least six months.

Q.    What was your strategy?

A. For most of the year, our strategy was to capitalize on expected rate hikes by managing our cash flow and maturities around Fed meeting dates. This strategy provided flexibility and liquidity to reinvest at higher levels and improve yields in a rising rate environment. As interest rates approached neutral levels and the Fed refrained from further monetary action, we altered our strategy by extending the portfolio's maturity to lock in current yields and protect against the potential interest rate declines.

Q.    What is your outlook?

A. At this point, we believe that the Fed's next move will be to lower interest rates, but we do not foresee any action on this front until at least the second quarter of 2007. Given this outlook, we expect to invest primarily to optimize yields, with a secondary consideration for the timing of that rate hike. As always, we will monitor the market environment and adjust our strategy accordingly.

--------------------------------------------------------------------------------

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT OF $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------------------------------------
                               7-DAY AVERAGE YIELD
                               -------------------

Class Y Shares                              5.23%
Class YS Shares                             4.98%
--------------------------------------------------

THE 7-DAY YIELD MORE CLOSELY REFLECTS THE FUND'S CURRENT EARNINGS THAN THE TOTAL RETURN QUOTATION.

RETURNS FOR PERIOD ENDED 10/31/06

Average Annual Total Returns - Class Y

------------------------------------------------------------------
                                  One       Five         Since
                                 Year       Year      Inception ^
Fund                             4.80%      2.32%        3.16%
iMoneyNet*                       4.57%      2.11%        2.97%
Lipper**                         4.76%      2.31%        3.17%
------------------------------------------------------------------

Inception Date 12/28/99

*     IMONEYNET FIRST TIER INSTITUTIONAL AVERAGE

**    LIPPER INSTITUTIONAL MONEY MARKET FUNDS INDEX

^     INDEX RETURNS COMPUTED FROM 12/31/99


Average Annual Total Returns - Class YS

------------------------------------------------------------------
                                   One      Five          Since
                                  Year      Year       Inception ^
Fund                              4.54%     2.06%         2.69%
iMoneyNet*                        4.57%     2.11%         2.74%
Lipper**                          4.76%     2.31%         2.94%
------------------------------------------------------------------

Inception Date 06/29/00

*     IMONEYNET FIRST TIER INSTITUTIONAL AVERAGE

**    LIPPER INSTITUTIONAL MONEY MARKET FUNDS INDEX

^     INDEX RETURNS COMPUTED FROM 6/30/2000


INDEXES  ARE  UNMANAGED  AND DO NOT TAKE INTO  ACCOUNT  FEES,  EXPENSES OR OTHER
COSTS.

RETURNS SHOWN IN THE TABLE DO NOT REFLECT TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR ON THE SALE OF THE FUND SHARES.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, UPON REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE VISIT OUR WEBSITE AT WWW.ASTONFUNDS.COM.

--------------------------------------------------------------------------------


| 2

Aston Funds

ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND                  OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS

--------------------------------------------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]


              FLOATING RATE NOTE                               4%
              INSURANCE FUNDING AGREEMENTS                     7%
              COMMERCIAL PAPER                                39%
              REPURCHASE AGREEMENTS                           21%
              CERTIFICATES OF DEPOSIT                         16%
              TIME DEPOSITS                                   13%

% OF TOTAL NET ASSETS


                                                                   AMORTIZED
   PAR VALUE                                                          COST
   ---------                                                    ----------------

COMMERCIAL PAPER (a) - 39.36%

               ASSET-BACKED - 30.30%
$ 106,145,000  Barton Capital
                 5.301%, 11/01/06 (b) ......................    $   106,145,000
   35,000,000  Eureka Securitization
                 5.340%, 11/29/06 (b) ......................         34,856,539
   12,543,000  Falcon Asset Securitization
                 5.435%, 01/10/07 (b) ......................         12,413,494
               FCAR Owner Trust
   20,000,000    5.490%, 11/15/06 ..........................         19,958,233
   20,000,000    5.560%, 01/23/07 ..........................         19,750,539
   25,000,000    5.349%, 04/09/07 ..........................         24,424,729
   25,000,000  FCAR Owner Trust II
                 5.576%, 01/16/07 ..........................         24,713,417
   20,000,000  Fountain Square Commercial Funding
                 5.454%, 11/01/06 (b) ......................         20,000,000
   20,000,000  Galaxy Funding
                 5.402%, 11/02/06 (b) ......................         19,997,039
               Gemini Securitization
   68,000,000    5.301%, 11/01/06 (b) ......................         68,000,000
   16,376,000    5.503%, 11/03/06 (b) ......................         16,371,078
               Giro Balanced Funding
   25,000,000    5.299%, 11/06/06 (b) ......................         24,981,667
   21,867,000    5.279%, 11/07/06 (b) ......................         21,847,793
   25,000,000    5.323%, 01/25/07 (b) ......................         24,691,285
   50,000,000  New Center Asset Trust
                 5.346%, 11/07/06 ..........................         49,955,917
   22,639,000  Scaldis Capital
                 5.381%, 02/28/07 (b) ......................         22,246,867
  100,000,000  Sheffield Receivables
                 5.341%, 11/01/06 (b) ......................        100,000,000
   25,000,000  Surrey Funding
                 5.331%, 01/29/07 (b) ......................         24,674,903
               Thames Asset Global Securitization
   45,000,000    5.289%, 11/20/06 (b) ......................         44,874,837
   20,000,000    5.465%, 11/27/06 (b) ......................         19,922,433
   35,000,000    5.481%, 11/27/06 (b) ......................         34,864,006
   20,000,000  Toyota Motor Credit
                 5.441%, 05/10/07 ..........................         19,447,944
                                                                ---------------
                                                                    754,137,720
                                                                ---------------

                                                                   AMORTIZED
  PAR VALUE                                                           COST
  ---------                                                     ---------------

               BANKS - 9.06%
$  10,000,000  BNP Paribas (NY)
                 5.330%, 04/11/07 ..........................    $     9,767,892
   10,200,000  Danske
                 5.340%, 04/17/07 (b) ......................          9,953,953
   23,000,000  HBOS Treasury Services
                 5.404%, 11/09/06 ..........................         22,972,758
   20,000,000  HSBC Finance
                 5.464%, 05/11/07 ..........................         19,442,917
   54,800,000  IXIS Commercial Paper
                 5.301%, 11/01/06 (b) ......................         54,800,000
   20,000,000  Nordea North America
                 5.471%, 01/29/07 ..........................         19,736,708
               Societe Generale North America
   15,000,000    5.403%, 03/19/07 ..........................         14,698,987
   15,000,000    5.497%, 04/03/07 ..........................         14,662,125
               Westpac Banking
   20,000,000    5.504%, 12/14/06 (b) ......................         19,871,956
   10,000,000    5.312%, 01/05/07 (b) ......................          9,905,299
   15,000,000    5.473%, 01/25/07 (b) ......................         14,811,229
   15,000,000    5.402%, 02/20/07 (b) ......................         14,756,956
                                                                ---------------
                                                                    225,380,780
                                                                ---------------
               TOTAL COMMERCIAL PAPER
                 (Cost $979,518,500)  ......................        979,518,500
                                                                ---------------
CERTIFICATES OF DEPOSIT - 16.49%

   10,000,000  ANZ (NZ)
                 5.400%, 03/20/07 ..........................         10,002,653
   20,000,000  Barclays Bank (NY)
                 5.465%, 08/15/07 ..........................         20,017,082
   25,000,000  Calyon (NY)
                 5.355%, 06/22/07 ..........................         25,010,098
   20,000,000  Credit Agricole Indosuez (NY)
                 5.294%, 06/28/07 (c) ......................         19,996,000
               Credit Suisse (NY)
   20,000,000    5.342%, 01/12/07 (c) ......................         19,999,531
   15,000,000    5.376%, 04/24/07 (c) ......................         14,999,537
   20,000,000    5.295%, 07/19/07 (c) ......................         20,000,000
   10,000,000    5.384%, 08/13/07 (c) ......................         10,000,000
   20,000,000  Deutsche Bank (NY)
                 5.455%, 05/07/07 ..........................         20,000,000
   50,000,000  First Tennessee Bank
                 5.340%, 11/29/06 ..........................         50,000,000
   10,000,000  Fortis Bank (NY)
                 5.350%, 09/05/07 ..........................         10,003,247
               HBOS Treasury Services
   10,000,000    5.600%, 06/19/07 ..........................         10,006,316
   25,000,000    5.260%, 07/06/07 ..........................         25,000,000
   10,000,000  Landesbank Baden-Wuerttemberg
                 5.345%, 05/24/07 ..........................          9,991,199
               Natexis Banques Populaires US Finance (NY)
   25,000,000    5.365%, 12/11/06 ..........................         24,997,028
   18,000,000    5.120%, 03/07/07 ..........................         17,973,035
   24,500,000  Rabobank Nederland (NY)
                 5.605%, 07/19/07 ..........................         24,518,209
               Royal Bank of Canada (NY)
   50,000,000    5.338%, 12/01/06 ..........................         50,000,308
   17,000,000    5.398%, 09/20/07 ..........................         17,000,362
   11,000,000  Societe Generale (NY)
                 5.710%, 07/23/07 ..........................         11,019,384
                                                                  -------------
               TOTAL CERTIFICATES OF DEPOSIT
                 (Cost $410,533,989) .......................        410,533,989
                                                                  -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                             | 3

Aston Funds

ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND                  OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

                                                                   AMORTIZED
  PAR VALUE                                                           COST
  ---------                                                     ---------------

TIME DEPOSITS - 13.08%

$ 100,000,000  Branch Banking & Trust
                 5.320%, 11/01/06 ..........................    $   100,000,000
  100,000,000  Keybank
                 5.313%, 11/01/06 ..........................        100,000,000
   25,500,000  Marshall & Isley
                 5.300%, 11/01/06 ..........................         25,500,000
  100,000,000  SunTrust Bank
                 5.340%, 11/01/06 ..........................        100,000,000
                                                                ---------------
               TOTAL TIME DEPOSITS
                 (Cost $325,500,000) .......................        325,500,000
                                                                ---------------
INSURANCE FUNDING AGREEMENTS (e) - 6.83%

   30,000,000  Hartford Life Insurance
                 5.423%, 11/01/07
                 Reset Date: 11/01/06
                 Maturity Date: 11/01/07 ...................         30,000,000
   55,000,000  ING USA Annuity & Life Insurance
                 5.403%, 11/30/07
                 Reset Date: 11/24/06
                 Maturity Date: 12/01/07 ...................         55,000,000
               Metropolitan Life Insurance
   10,000,000    5.462%, 07/20/07
                 Reset Date: 01/02/07
                 Maturity Date: 07/20/07 ...................         10,000,000
   25,000,000    5.579%, 11/20/07
                 Reset Date: 11/01/06
                 Maturity Date: 11/20/07 ...................         25,000,000
   50,000,000  Metropolitan Life Insurance Co.
                 of Connecticut
                 5.380%, 12/22/06
                 Reset Date: 11/01/06
                 Maturity Date: 12/22/06 ...................         50,000,000
                                                                ---------------
               TOTAL INSURANCE FUNDING AGREEMENTS
                 (Cost $170,000,000) .......................        170,000,000
                                                                ---------------
FLOATING RATE NOTES (c) - 3.86%

   20,000,000  Abbey National Treasury Services
                 5.464%, 01/16/07 (d) ......................         20,004,880
   25,000,000  American Express Credit, MTN
                 5.410%, 12/15/06 ..........................         25,003,625
               American Honda Finance, MTN
   11,000,000    5.514%, 01/16/07 (d) ......................         11,003,284
   15,000,000    5.510%, 03/08/07 (d) ......................         15,006,017
   25,000,000  HSBC Bank USA, Bank Note,
                 Series 1
                 5.410%, 12/14/06 ..........................         24,999,994
                                                                ---------------
               TOTAL FLOATING RATE NOTES
                 (Cost $96,017,800) ........................         96,017,800
                                                                ---------------
REPURCHASE AGREEMENTS - 20.89%

  100,000,000  Bank of America Securities,
                 5.413%, dated 10/31/06,
                 maturing 11/01/06, repurchase
                 price $100,015,035
                 (collateralized by corporate
                 bonds with interest rates of
                 5.000% to 11.250% and
                 maturities of 2007 to 2038,
                 total market value
                 $102,000,000) .............................        100,000,000


                                                                   AMORTIZED
  PAR VALUE                                                           COST
  ---------                                                     ---------------

REPURCHASE AGREEMENTS (CONTINUED)

$  90,000,000  Citigroup Global Markets, 5.393%,
                 dated 10/31/06, maturing
                 11/01/06, repurchase price
                 $90,013,481 (collateralized by
                 mortgage-backed securities
                 with interest rates of 5.021%
                 to 5.634% and maturities of
                 2035 to 2046, total market
                 value $94,500,000) ........................    $    90,000,000
  140,000,000  Deutsche Bank Securities, 5.300%,
                 dated 10/31/06, maturing
                 11/01/06, repurchase price
                 $140,020,611 (collateralized
                 by U.S. Government Agency
                 instruments, with interest
                 rates of 4.601% to 6.000%
                 and maturities of 2019 to 2036,
                 total market value
                 $142,800,001) .............................        140,000,000
   90,000,000  Goldman Sachs, 5.383%,
                 dated 10/31/06, maturing
                 11/01/06, repurchase price
                 $90,013,456 (collateralized
                 by mortgage-backed securities
                 with interest rates of 5.509%
                 to 7.441% and maturities of
                 2035 to 2039, total market
                 value $91,800,001) ........................         90,000,000
  100,000,000  Lehman Brothers, 5.413%, dated
                 10/31/06, maturing 11/01/06,
                 repurchase price $100,015,035
                 (collateralized by equity securities,
                 total market value
                 $106,885,173) .............................        100,000,000
                                                                ---------------
               TOTAL REPURCHASE AGREEMENTS
                 (Cost $520,000,000) .......................        520,000,000
                                                                ---------------
    SHARES
    ------

INVESTMENT COMPANIES - 0.00%

       53,012  AIM STIT Liquid Assets Portfolio ............             53,012
       24,725  BlackRock Liquidity Funds
                 TempFund Portfolio ........................             24,725
                                                                ---------------
               TOTAL INVESTMENT COMPANIES
                 (Cost $77,737) ............................             77,737
                                                                ---------------
TOTAL INVESTMENTS - 100.51%
  (Cost $2,501,648,026)* ...................................      2,501,648,026
                                                                ---------------
NET OTHER ASSETS AND LIABILITIES - (0.51)% .................        (12,783,586)
                                                                ---------------
NET ASSETS - 100.00% .......................................    $ 2,488,864,440
                                                                ===============

-------------
* At October 31, 2006, cost is identical for book and Federal income tax purposes.

(a)   Annualized yield at the time of purchase.

(b) Securities exempt from registration under section 4(2) of the Securities Act of 1933, as amended. These securities may only be resold in an exempt transaction to qualified institutional buyers. At October 31, 2006, these securities amounted to $719,986,334 or 28.93% of net assets. These securities have been determined by the Adviser to be liquid securities.

(c) Variable rate bonds. The interest rates shown reflect the rates in effect at October 31, 2006.

(d) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are purchased in accordance with guidelines approved by the Fund's Board of Trustees and may only be resold, in


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 4

Aston Funds

ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND                  OCTOBER 31, 2006

SCHEDULE OF INVESTMENTS - CONTINUED

--------------------------------------------------------------------------------

      transactions exempt from registration, to qualified institutional buyers. At October 31, 2006, these securities amounted to $46,014,181 or 1.85% of net assets. These securities have been determined by the Adviser to be liquid securities.

(e) Variable rate instruments. The rates shown reflects the rates in effect on October 31, 2006. These securities have been deemed by the Adviser to be illiquid securities because they are subject to a delayed settlement restriction of sixty days or more if redeemed prior to maturity. At October 31, 2006, these securities amounted to $170,000,000 or 6.83% of net assets.

MTN   Medium Term Note
(NY)  New York
(NZ)  New Zealand
STIT  Short-Term Investments Trust

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                             | 5

Aston Funds

                                                                OCTOBER 31, 2006

STATEMENT OF ASSETS AND LIABILITIES

--------------------------------------------------------------------------------

                                                                                          ABN AMRO
                                                                                    INSTITUTIONAL PRIME
                                                                                        MONEY MARKET
                                                                                            FUND
                                                                                    -------------------
ASSETS:
Investments:
       Investments at amortized cost ............................................     $  1,981,648,026
       Repurchase agreements at cost ............................................          520,000,000
                                                                                      ----------------
           Total investments ....................................................        2,501,648,026
Receivables:
       Dividends and interest ...................................................            5,871,953
Other assets ....................................................................              107,000
                                                                                      ----------------
           Total assets .........................................................        2,507,626,979
                                                                                      ----------------
LIABILITIES:
Payables:
       Due to custodian .........................................................           10,000,000
       Dividend distribution ....................................................            8,241,471
       Fund shares redeemed .....................................................               18,304
       Due to Adviser, net (Note E) .............................................              211,379
       Administration fees (Note E) .............................................              108,576
       Shareholder service fees (Note E) ........................................                3,688
       Trustees fees and related expenses (Note E) ..............................               38,807
Accrued expenses and other payables .............................................              140,314
                                                                                      ----------------
          Total liabilities .....................................................           18,762,539
                                                                                      ----------------
NET ASSETS ......................................................................     $  2,488,864,440
                                                                                      ----------------
NET ASSETS CONSIST OF:
    Paid in capital .............................................................     $  2,488,864,844
    Accumulated net realized loss on investments ................................                 (404)
                                                                                      ----------------
       TOTAL NET ASSETS .........................................................     $  2,488,864,440
                                                                                      ================
CLASS Y:
    Net Assets ..................................................................     $  2,471,606,822
    Shares of beneficial interest outstanding (unlimited authorization) .........        2,471,606,712
       NET ASSET VALUE Offering and redemption price per share
       (Net Assets/Shares Outstanding) ..........................................     $           1.00
                                                                                      ================
CLASS YS:
    Net Assets ..................................................................     $     17,257,618
    Shares of beneficial interest outstanding (unlimited authorization) .........           17,262,902
       NET ASSET VALUE Offering and redemption price per share
       (Net Assets/Shares Outstanding) ..........................................     $           1.00
                                                                                      ================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 6

Aston Funds

FOR THE YEAR ENDED OCTOBER 31, 2006

STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------

                                                                                          ABN AMRO
                                                                                    INSTITUTIONAL PRIME
                                                                                        MONEY MARKET
                                                                                            FUND
                                                                                    -------------------
INVESTMENT INCOME:
     Dividends ..................................................................    $         321,289
     Interest ...................................................................          120,261,858
                                                                                     -----------------
        Total investment income .................................................          120,583,147
                                                                                     -----------------
EXPENSES:
     Investment advisory fees (Note E) ..........................................            2,486,473
     Shareholder service fees(a) (Note E) .......................................               79,393
     Transfer agent fees ........................................................               41,872
     Administration fees (Note E) ...............................................            1,266,535
     Registration expenses ......................................................               50,264
     Custodian fees .............................................................              141,254
     Professional fees ..........................................................              141,134
     Reports to shareholder expense .............................................               72,682
     Trustees fees and related expenses (Note E) ................................              114,152
     Other expenses .............................................................              229,150
                                                                                     -----------------
        Net expenses ............................................................            4,622,909
                                                                                     -----------------

NET INVESTMENT INCOME ...........................................................          115,960,238
                                                                                     -----------------
NET REALIZED LOSS ON INVESTMENTS:
     Net realized loss on investments ...........................................                  (14)
                                                                                     -----------------
     NET REALIZED LOSS ON INVESTMENTS ...........................................                  (14)
                                                                                     -----------------

     NET INCREASE IN NET ASSETS FROM OPERATIONS .................................    $     115,960,224
                                                                                     =================


--------------------------------------------------------------------------------
(a)   Fees are incurred at the Class YS level.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                             | 7

Aston Funds

STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                   ABN AMRO
                                                                    INSTITUTIONAL PRIME MONEY MARKET FUND
                                                                    -------------------------------------
                                                                           YEARS ENDED OCTOBER 31,
                                                                           2006               2005
                                                                    ----------------    ----------------
NET ASSETS AT BEGINNING OF PERIOD ...............................   $  2,445,801,335    $  2,210,766,247
                                                                    ----------------    ----------------
INCREASE IN NET ASSETS FROM OPERATIONS:
        Net investment income ...................................        115,960,238          65,733,317
        Net realized gain (loss) on investments sold ............                (14)                 44
                                                                    ----------------    ----------------
            Net increase in net assets from operations ..........        115,960,224          65,733,361
                                                                    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income:
         Class Y ................................................       (114,557,861)        (64,660,593)
         Class YS ...............................................         (1,402,377)         (1,072,724)
                                                                    ----------------    ----------------
         Total distributions ....................................       (115,960,238)        (65,733,317)
                                                                    ----------------    ----------------
CAPITAL SHARE TRANSACTIONS:
      Proceeds from sales of shares:
         Class Y ................................................     13,195,704,030       9,688,287,410
         Class YS ...............................................        100,816,010          42,126,468
      Proceeds from reinvestment of distributions:
         Class Y ................................................         19,915,535           8,766,299
         Class YS ...............................................            566,436             426,306
      Cost of shares redeemed:
         Class Y ................................................    (13,152,707,569)     (9,447,885,766)
         Class YS ...............................................       (121,231,323)        (56,685,673)
                                                                    ----------------    ----------------
         Net increase from capital share transactions ...........         43,063,119         235,035,044
                                                                    ----------------    ----------------
         Total increase in net assets ...........................         43,063,105         235,035,088
                                                                    ----------------    ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ..................   $  2,488,864,440    $  2,445,801,335
                                                                    ================    ================
         (A) Undistributed net investment income ................   $             --    $             --
                                                                    ================    ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
      Class Y
         Sold ...................................................     13,195,704,030       9,688,287,410
         Proceeds from reinvestment of distributions ............         19,915,535           8,766,299
         Redeemed ...............................................    (13,152,707,569)     (9,447,885,766)
      Class YS
         Sold ...................................................        100,816,010          42,126,468
         Proceeds from reinvestment of distributions ............            566,435             426,306
         Redeemed ...............................................       (121,231,323)        (56,685,673)
                                                                    ----------------    ----------------
         Net increase in shares outstanding .....................         43,063,118         235,035,044
                                                                    ================    ================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


| 8

Aston Funds

ABN AMRO INSTITUTIONAL PRIME MONEY MARKET FUND                  OCTOBER 31, 2006

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

CLASS Y

                                                               YEAR           YEAR           YEAR           YEAR           YEAR
                                                               ENDED          ENDED          ENDED          ENDED          ENDED
                                                             10/31/06       10/31/05       10/31/04       10/31/03       10/31/02
                                                            -----------    -----------    -----------    -----------    -----------
Net Asset Value, Beginning of Period .....................  $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                            -----------    -----------    -----------    -----------    -----------
  INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ..............................         0.05           0.03           0.01           0.01           0.02
                                                            -----------    -----------    -----------    -----------    -----------
      Less distributions from net investment income ......        (0.05)         (0.03)         (0.01)         (0.01)         (0.02)
                                                            -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Period ...........................  $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                            ===========    ===========    ===========    ===========    ===========
TOTAL RETURN .............................................         4.80%          2.79%          1.07%          1.14%          1.84%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ..................  $ 2,471,607    $ 2,408,695    $ 2,159,527    $ 2,035,709    $ 2,189,305
   Ratios of expenses to average net assets ..............         0.18%          0.18%          0.19%          0.18%          0.18%
   Ratios of net investment income to average net assets .         4.67%          2.75%          1.06%          1.13%          1.80%

------------------------------------------------------------------------------------------------------------------------------------
CLASS YS

                                                               YEAR           YEAR           YEAR           YEAR           YEAR
                                                               ENDED          ENDED          ENDED          ENDED          ENDED
                                                             10/31/06       10/31/05       10/31/04       10/31/03       10/31/02
                                                            -----------    -----------    -----------    -----------    -----------
Net Asset Value, Beginning of Period .....................  $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                            -----------    -----------    -----------    -----------    -----------
    INCOME FROM INVESTMENT OPERATIONS:
         Net investment income ...........................         0.04           0.03           0.01           0.01           0.02
                                                            -----------    -----------    -----------    -----------    -----------
         Less distributions from net investment income ...        (0.04)         (0.03)         (0.01)         (0.01)         (0.02)
                                                            -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Period ...........................  $      1.00    $      1.00    $      1.00    $      1.00    $      1.00
                                                            ===========    ===========    ===========    ===========    ===========
TOTAL RETURN .............................................         4.54%          2.53%          0.82%          0.88%          1.59%
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (in 000's) ................  $    17,258    $    37,107    $    51,239    $    61,898    $    79,168
     Ratios of expenses to average net assets ............         0.43%          0.43%          0.44%          0.43%          0.43%
     Ratios of net investment income to average net assets         4.42%          2.50%          0.81%          0.88%          1.55%


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                                                                             | 9

Aston Funds

                                                                OCTOBER 31, 2006
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE (A) FUND ORGANIZATION: Aston Funds (the "Trust"), formerly known as ABN AMRO Funds, was organized as a Delaware statutory trust under a Declaration of Trust dated September 10, 1993. The Trust is registered under the Investment Act of 1940, as amended (the "1940 Act"), and operates as an open-end management investment company that is comprised of 27 separate portfolios. One Portfolio of the Trust is included in these financial statements: ABN AMRO Institutional Prime Money Market Fund (the "Fund").

NOTE (B) SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles.

(1) SECURITY VALUATION: All securities, with the exception of investments in other funds, repurchase agreements and insurance funding agreements ("IFAs"), are valued at amortized cost, which approximates fair value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included as interest income. Investments in other funds are valued at the underlying fund's net asset value at the date of valuation. Repurchase agreements and IFAs are valued at cost. Interest accrued is captured in dividends and interest receivable.

(2) REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by ABN AMRO Asset Management, Inc. (the "Adviser") subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(3) U.S. GOVERNMENT AGENCY OBLIGATIONS: The Fund may invest in U.S. government agency obligations. These obligations of U.S. government-sponsored entities are not issued or guaranteed by the U.S. Treasury.

(4) INSURANCE FUNDING AGREEMENTS: The Fund may enter into insurance funding agreements. An insurance funding agreement ("IFA") is an agreement that requires the Fund to make cash contributions to a deposit fund of an insurance company's general account. The insurance company then credits interest to the Fund for a set period. IFAs have put provisions that allow the owner of an IFA to receive back its investment in a specified number of days. The Fund may invest in IFAs issued by insurance companies that meet quality and credit standards established by the Adviser. IFAs are not insured or backed by a government agency -- they are backed only by the insurance company that issues them. As a result, they are subject to default risk. In addition, there normally is no active secondary market for IFAs. This means that it may be difficult to sell an IFA at an appropriate price and therefore IFAs normally are treated as illiquid securities.

(5) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is determined using the identified cost method.

(6) FEDERAL INCOME TAXES: The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended and to distribute substantially all of its net taxable income.
Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2006, the Fund had available realized capital losses to offset future net capital gains through fiscal year ended:

         AMOUNT        EXPIRATION DATE
         ------        ---------------
         $  244             2007
            146             2008
             14             2014
         ------
         $  404
         ======

(7) MULTI-CLASS OPERATIONS: The Fund is authorized to issue two classes of shares, Class Y and Class YS. The classes are substantially the same except that Class YS bears shareholder service fees. Each class offered by the Fund has equal rights as to net assets. Income, fund level and trust level expenses and realized and unrealized capital gains and losses, if any, are allocated to each class of shares based on the relative net assets of each class. Class specific expenses are allocated directly to the appropriate class.


| 10

Aston Funds

                                                                OCTOBER 31, 2006
NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

(8) USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(9) COMMITMENTS AND CONTINGENCIES: In the normal course of business, the Trust enters into contracts on behalf of the Fund that contain a variety of provisions for general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that are not known at this time. However, based on experience, the Fund believes the risk of loss is remote.

(10) ADDITIONAL ACCOUNTING STANDARDS: In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the first fiscal year beginning after December 15, 2006, with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more likely-than-not to be sustained as of the adoption date.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements.

Management is currently evaluating the impact the adoption of FIN 48 and SFAS 157 will have on the Fund's financial statement disclosures.

NOTE (C)  DIVIDENDS  FROM NET  INVESTMENT  INCOME AND  DISTRIBUTIONS  OF CAPITAL
GAINS: The Fund declares dividends daily from net investment income. The Fund's dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareholders that have elected the reinvestment option. Differences in dividends per share between classes of the Fund are due to different class expenses.

Net investment income and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of permanent book and tax basis differences.

Distributions from net realized gains for book purposes may include short-term capital gains, which are classified as ordinary income for tax purposes. The tax character of ordinary income distributions paid during the years ended October 31, 2006 and 2005 was $114,304,989 and $61,779,016, respectively.

As of October 31, 2006, the most recent tax year end, the components of distributable earnings on a tax basis for the Fund were as follows:

         CAPITAL LOSS           UNDISTRIBUTED
         CARRYFOWARD           ORDINARY INCOME
         -----------           ---------------
            $ (404)              $ 8,241,471

NOTE (D) SHARES OF BENEFICIAL INTEREST: The Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value.

NOTE (E) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: The Adviser provides the Fund with investment advisory services. Under terms of the Fund's investment advisory agreement, fees are accrued daily and paid monthly, based on an annual rate of 0.10% of average daily net assets.

ABN AMRO Investment Fund Services, Inc. ("AAIFS") provided the Fund with various administrative services. On November 30, 2006, AAIFS, the Trust and the Board of Trustees assigned the administration agreement between the Fund and AAIFS (the "Administration Agreement") to Aston Asset Management LLC ("Aston") in connection with the Strategic Transaction discussed under Note (G)--Subsequent Event. Under terms of the administration agreement, administration fees are accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust and base fees are fixed at an annual rate of $12,000 per Fund. Administration expenses also include pricing agent fees and compliance related expenses. The administration fee arrangement is as follows:


                                                                            | 11

Aston Funds

                                                                OCTOBER 31, 2006
NOTES TO FINANCIAL STATEMENTS - CONTINUED

--------------------------------------------------------------------------------

ADMINISTRATION FEES
AT TRUST LEVEL                 ANNUAL RATE
--------------                 -----------
First $7.4 billion               0.0490%
Over $7.4 billion                0.0465%

PFPC Inc. ("PFPC") provides certain administrative services to the Fund pursuant to a Sub-Administration and Accounting Services Agreement between AAIFS and PFPC (the "Sub-Administration Agreement"). On November 30, 2006, the Sub-Administration Agreement was assigned from AAIFS to Aston. Effective August 1, 2006, under the terms of the Sub-administration Agreement, sub-administration fees are accrued daily and paid monthly, at a rate of 0.022% of average daily net assets of the Trust and a base fee at an annual rate of $12,000 per Fund.

Prior to August 1, 2006, under the terms of the Sub-Administration Agreement, sub-administration fees were accrued daily and paid monthly, based on a specified percentage of average daily net assets of the Trust and base fees are fixed at an annual rate of $12,000 per Fund. The Sub-administration fee arrangement was as follows:

SUB-ADMINISTRATION FEES        ANNUAL RATE
-----------------------        -----------
First $7.4 billion               0.0255%
Over $7.4 billion                0.0230%

ABN AMRO Distribution Services (USA) Inc. served as principal underwriter and distributor of the Fund's shares under the same fee structure described below. As of December 1, 2006, PFPC Distributors, Inc. (the "Distributor") serves as principal underwriter and distributor of the Fund's shares. Pursuant to a shareholder servicing plan (the "Plan") adopted by the Fund, the Distributor is paid a fee of up to 0.25% of the average daily net assets of the Class YS shares for its efforts in maintaining client accounts, arranging bank wires, responding to client inquiries concerning services provided on investments and assisting clients in purchase, redemption and exchange transactions, and changing their dividend options, account designations and addresses.

The Trust does not compensate its officers or interested Trustees who are affiliated with the Adviser. The Trust pays each non-interested Trustee $5,000 per Board of Trustees meeting attended, an annual retainer of $25,000 and reimburses for out-of-pocket expenses. In addition, the Trust pays each member of the Nominating and Governance Committee a $2,000 annual retainer and each member of the Audit Committee a $2,500 annual retainer. The Chairman of the Audit Committee receives an additional $10,000 per year, the Chairman of the Nominating and Governance Committee receives an additional $2,500 per year, and the Lead Independent Trustee receives an additional $20,000 per year.

NOTE (F) CREDIT AGREEMENT: The Credit Agreement with The Bank of Nova Scotia, amended March 17, 2006, provides the Trust with a revolving credit facility up to $50 million. The facility is shared by each series of the Trust, including this Fund, and is available for temporary, emergency purposes including liquidity needs in meeting redemptions. The annual facility fee is 0.11% of the commitment amount of the facility in addition to an annual administration fee of $37,500 and reasonable legal expenses incurred in connection with the preparation of any amendments. The interest rate on outstanding loans is equivalent to the Federal Funds Rate or LIBOR (London InterBank Offered Rate), as applicable, plus 0.625%. Borrowings must be repaid within 60 days. During the year ended October 31, 2006, the Fund made no borrowings on the line of credit.

NOTE (G) SUBSEQUENT EVENT: On November 30, 2006, pursuant to the closing of an asset purchase agreement between AAAM and its affiliates ("ABN AMRO"), Highbury Financial Inc. ("Highbury") and Aston ("the Purchase Agreement"), ABN AMRO sold substantially all of its assets related to their U.S. mutual fund and separately managed account business to Highbury and Aston (the "Strategic Transaction"). Aston is a majority owned subsidiary of Highbury. AAAM continues to serve as investment adviser to the Fund and the other money market funds of the Trust and Aston serves as administrator. Aston serves as investment adviser to all other funds of the Trust.


| 12

Aston Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of Aston Funds (formerly ABN AMRO Funds)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the ABN AMRO Institutional Prime Money Market Fund (the "Fund") (one of the portfolios comprising Aston Funds (formerly ABN AMRO Funds (the "Trust")) as of October 31, 2006, and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of October 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the ABN AMRO Institutional Prime Money Market Fund at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                     /s/ Ernst & Young LLP

Chicago, Illinois
December 15, 2006


                                                                            | 13

Aston Funds

                                                                OCTOBER 31, 2006
ADDITIONAL INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------

FORM N-Q: The Trust files complete schedules of portfolio holdings for the Fund with the Securities and Exchange Commission (the "SEC") for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at www.sec.gov and are available for review and copying at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling the SEC at
(202) 551-8090.

PROXY VOTING: Aston Funds' Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information, which is available (i) upon request, without charge, by calling 800 992-8151; (ii) on Aston Funds' Web site at www.astonfunds.com; and (iii) on the SEC's Web site at www.sec.gov. Aston Funds' Proxy Voting Record for the most recent twelve-month period ended June 30 is available without charge (i) on the Funds' Web site at www.abnamrofunds.com; and (ii) on the SEC's Web site at www.sec.gov.

TAX INFORMATION: In accordance with Federal tax law, the Fund made the following designation regarding its fiscal year ended October 31, 2006: the percentage of income dividend qualifying for the dividend received deduction available to corporations is 0.26%.

DISCLOSURE OF FUND EXPENSES: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average daily net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher.

                            BEGINNING    ENDING
                             ACCOUNT     ACCOUNT                  EXPENSES
                              VALUE       VALUE      EXPENSE     PAID DURING
                            05/01/06    10/31/06     RATIO(1)     PERIOD(2)
                            ---------   ---------   ---------    -----------
ACTUAL FUND RETURN
      Class Y ........       $1,000     $1,025.90     0.19%         $0.97
      Class YS .......        1,000      1,024.70     0.43%          2.19
HYPOTHETICAL 5% RETURN
      Class Y ........       $1,000     $1,024.25     0.19%         $0.97
      Class YS .......        1,000      1,023.04     0.43%          2.19


(1)   Annualized, based on the Fund's most recent fiscal half-year expenses.

(2) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.


| 14

Aston Funds

                                                                OCTOBER 31, 2006
ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST

Under Delaware law, the business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

                                                                                    NUMBER OF
                                TERM OF                                           PORTFOLIOS IN
                              OFFICE 1 AND                                         FUND COMPLEX          OTHER TRUSTEESHIPS/
  NAME, ADDRESS, AGE AND       LENGTH OF           PRINCIPAL OCCUPATION(S)         OVERSEEN BY              DIRECTORSHIPS
  POSITION(S) WITH TRUST      TIME SERVED           DURING PAST FIVE YEARS           TRUSTEE              HELD BY TRUSTEE 2
  ----------------------      -----------           ----------------------           -------             ------------------

DISINTERESTED TRUSTEES
----------------------
Leonard F. Amari               12 years   Partner at the law offices of Amari &        27         Director, United Community Bank
c/o 161 North Clark Street                Locallo, a practice with exclusive                      of Lisle; Director, Delaware Place
Chicago, IL 60601                         concentration in real estate taxation and                Bank; Trustee, John Marshall Law
Age: 64                                   related areas, since 1987; Special                      School.
Trustee                                   Assistant Attorney General since
                                          1986.

Robert A. Kushner               7 years   Retired. Vice President, Secretary and       27                       None
c/o 161 North Clark Street                General Counsel at Cyclops Industries,
Chicago, IL 60601                         Inc., 1976-1992.
Age: 70
Trustee

Gregory T. Mutz                12 years   CEO of AMLI Residential Properties           27         Chairman of the Board of AMLI
c/o 161 North Clark Street                Trust (NYSE: AML) (a Multifamily                        Residential Properties Trust;
Chicago, IL 60601                         REIT), a successor company to AMLI                      Director of Abt Associates Inc.
Age: 59                                   Realty Co. since 2004; Chairman of                      (agribusiness); Director of Alico,
Lead Independent Trustee                  AMLI Residential Properties since                       Inc. (agribusiness).
                                          1994; Vice Chairman of UICI (NYSE:
                                          UCI) (an insurance holding company)
                                          from 2003-2004; President and CEO
                                          of UICI from 1999-2003; Chairman of
                                          Academic Management Services Corp.
                                          (a student loans and finance company)
                                          from 2000-2003.

Robert B. Scherer               7 years   President of The Rockridge Group,            27         Director, Title Reinsurance
c/o 161 North Clark Street                Ltd., (title insurance industry                         Company (insurance for title
Chicago, IL 60601                         consulting services) since 1994.                               agents).
Age: 65
Trustee

Nathan Shapiro                 12 years   President of SF Investments, Inc.            27         Director, Baldwin & Lyons, Inc.
c/o 161 North Clark Street                (broker/dealer and investment banking                   (property and casualty insurance
Chicago, IL 60601                         firm) since 1971.                                       firm).
Age: 70
Trustee

Denis Springer                  7 years   Retired. Senior Vice President and           27                       None
c/o 161 North Clark Street                Chief Financial Officer of Burlington
Chicago, IL 60601                         Northern Santa Fe Corp. (railroad),
Age: 60                                   1995-1999.
Trustee


                                                                            | 15

Aston Funds

                                                                OCTOBER 31, 2006
ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

--------------------------------------------------------------------------------


                                                                                            NUMBER OF
                                       TERM OF                                            PORTFOLIOS IN
                                     OFFICE 1 AND                                          FUND COMPLEX     OTHER TRUSTEESHIPS/
  NAME, ADDRESS, AGE AND              LENGTH OF           PRINCIPAL OCCUPATION(S)          OVERSEEN BY         DIRECTORSHIPS
  POSITION(S) WITH TRUST             TIME SERVED          DURING PAST FIVE YEARS             TRUSTEE         HELD BY TRUSTEE 2
  ----------------------             -----------          ----------------------             -------         -----------------

INTERESTED TRUSTEES 3
---------------------
Stuart D. Bilton, CFA                  12 years     Chief Executive Officer, Aston Asset        27        Director, Baldwin & Lyons,
c/o 161 North Clark Street                          Management LLC, since 2006; Vice                      Inc. (property and
Chicago, IL 60601                                   Chairman of ABN AMRO Asset                            casualty insurance firm).
Age: 60                                             Management Holdings, Inc. 2003-
Chairman, Board of Trustees                         2006; President and Chief Executive
                                                    Officer of ABN AMRO Asset
                                                    Management Holdings, Inc. from
                                                    2001-2003; President of Alleghany
                                                    Asset Management, Inc. from 1996-
                                                    2001 (purchased by ABN AMRO in
                                                    February 2001).
OFFICER(S) WHO ARE NOT TRUSTEES
-------------------------------

Kenneth C. Anderson                    12 years     President, Aston Asset Management           N/A                     N/A
c/o 161 North Clark Street                          LLC, since 2006; President, ABN
Chicago, IL 60601                                   AMRO Structured Investment Funds
Age: 42                                             and ABN AMRO Variable Insurance
President (Chief Executive Officer)                 Trust, since 2005; President and Chief
                                                    Executive Officer of ABN AMRO
                                                    Investment Fund Services, Inc.
                                                    (for-merly known as Alleghany Investment
                                                    Services, Inc.) 1995-2006; Executive
                                                    Vice President of ABN AMRO Asset
                                                    Management (USA) LLC, 2001 -
                                                    2005; Director, ABN AMRO Trust
                                                    Services Company, 2001-2005;
                                                    Director, TAMRO Capital Partners LLC
                                                    and Veredus Asset Management since
                                                    2001-2006; Officer of the Trust since
                                                    1993; CPA.

Gerald F. Dillenburg                    9 years     Chief Compliance Officer and Chief          N/A                     N/A
c/o 161 North Clark Street                          Financial Officer, Aston Asset
Chicago, IL 60601                                   Management LLC, since 2006; Chief
Age: 39                                             Financial Officer and Chief
Senior Vice President, Secretary                    Compliance Officer, ABN AMRO
and Treasurer (Chief Financial                      Structured Investment Funds and ABN
Officer, Chief Operating Officer and                AMRO Variable Insurance Trust, since
Chief Compliance Officer)                           2005; Chief Senior Managing Director
                                                    ("SMD") of ABN AMRO Investment
                                                    Fund Services, Inc. (formerly known as
                                                    Alleghany Investment Services, Inc.)
                                                    1996-2006; SMD of ABN AMRO
                                                    Asset Management Holdings, Inc. and
                                                    ABN AMRO Asset Management, Inc.
                                                    (formerly known as Chicago Capital
                                                    Management, Inc.) 2001-2006;
                                                    Operations manager and compliance
                                                    officer of ABN AMRO mutual funds
                                                    1996-2006; CPA.


| 16

Aston Funds

                                                                OCTOBER 31, 2006
ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

--------------------------------------------------------------------------------

                                                                                            NUMBER OF
                                        TERM OF                                           PORTFOLIOS IN
                                      OFFICE 1 AND                                         FUND COMPLEX       OTHER TRUSTEESHIPS/
  NAME, ADDRESS, AGE AND               LENGTH OF           PRINCIPAL OCCUPATION(S)         OVERSEEN BY           DIRECTORSHIPS
  POSITION(S) WITH TRUST              TIME SERVED          DURING PAST FIVE YEARS            TRUSTEE           HELD BY TRUSTEE 2
  ----------------------              -----------          ----------------------            -------           -----------------

OFFICERS WHO ARE NOT TRUSTEES (CONTINUED)
-----------------------------------------
William Long                            4 years     Vice President of Montag & Caldwell,        N/A                   N/A
c/o 161 North Clark Street                          Inc., since 2000; former Vice
Chicago, IL 60601                                   President and Director of Sales for
Age: 45                                             First Capital Group, First Union
Vice President                                      National Bank, 1996-2000.

-------------

1 Trustees serve for an indefinite term until the earliest of: (i) removal by two-thirds of the Board of Trustees or shareholders, (ii) resignation, death or incapacity, (iii) the election and qualification of his successor, in accordance with the By-Laws of the Trust or (iv) the last day of the fiscal year in which he attains the age of 72 years. Officers serve for an indefinite term until the earliest of: (i) removal by the Board of Trustees, (ii) resignation, death or incapacity, (iii) the election and qualification of their successor, in accordance with the By-Laws of the Trust.

2 Each Trustee also serves as Trustee for ABN AMRO Structured Investment Funds, a newly formed registered investment company, which will have two initial series. The registration statement of the new trust is not effective and was not operational as of the date of this report. Mr. Bilton also serves as sole Trustee of the ABN AMRO Variable Insurance Trust, a new trust whose registration statement is not effective and was not operational as of the date of this report.

3 "Interested person" of the Trust as defined in the 1940 Act. Mr. Bilton is considered an "interested person" because of affiliations with Aston Asset Management LLC and related entities, which act as the Fund's Investment Adviser.


                                                                            | 17

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

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

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

Aston Funds

ADVISERS

Aston Asset Management LLC
161 North Clark Street
Chicago, IL 60601

ABN AMRO Asset Management, Inc.
161 North Clark Street
Chicago, IL 60601

SUB-ADVISERS

ABN AMRO Asset Management, Inc.
161 North Clark Street
Chicago, IL 60601

McDonnell Investment Management LLC
1515 West 22nd Street, 11th Floor
Oak Brook, IL 60523

MFS Institutional Advisors, Inc.
500 Boylston Street
Boston, MA 02116

Montag & Caldwell, Inc.
3455 Peachtree Road, NE, Suite 1200
Atlanta, GA 30326

Optimum Investment Advisors, LLC
100 South Wacker Drive, Suite 2100
Chicago IL 60606

Taplin, Canida & Habacht, Inc.
1001 Brickell Bay Drive, Suite 2100
Miami, FL 33131

TAMRO Capital Partners LLC
1660 Duke St.
Alexandria, VA 22314

Veredus Asset Management LLC
One Paragon Centre
6060 Dutchmans Lane, Suite 320
Louisville, KY 40205

River Road Asset Management, LLC
Meidinger Tower, Suite 1600
462 South Fourth Street
Louisville, KY 40202

SHAREHOLDER SERVICES

Aston Funds
P.O. Box 9765
Providence, RI 02940

DISTRIBUTOR

PFPC Distributor, Inc.
760 Moore Road
King of Prussia, PA 19406

OFFICERS

Kenneth C. Anderson, President and
  Chief Executive Officer
Gerald F. Dillenburg, Senior Vice President,
  Secretary and Treasurer, Chief Financial
  Officer, Chief Operating Officer
  and Chief Compliance Officer
William Long, Vice President
Juli A. Braun, Assistant Secretary
Laura M. Curylo, Assistant Treasurer
Marc J. Peirce, Assistant Secretary
Joseph W. Wheeler, Assistant Treasurer

CUSTODIAN

PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

LEGAL COUNSEL

Vedder, Price, Kaufman & Kammholz, P.C.
222 N. LaSalle Street
Chicago, IL 60601

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
Sears Tower
233 S. Wacker Drive
Chicago, IL 60606


THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND TRUSTEES AND IS AVAILABLE UPON REQUEST WITHOUT CHARGE BY CALLING 800 992-8151.

[GRAPIHC OMITTED - LOGO]
ASTON ASSET MANAGEMENT

Aston Funds
P.O. Box 9765
Providence, RI 02940

ATAN YYS 06

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.


     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.


     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that Robert B. Scherer is qualified to serve as the registrant's audit committee financial expert and that he is "independent," as defined by the Securities and Exchange Commission.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $343,500 for 2006 and $311,900 for 2005.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
         (a) of this Item are $37,500 for 2006 and $32,500 for 2005. Such fees were related to agreed upon procedures for the April 30, 2006 and April 30, 2005 unaudited semi-annual reports.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2006 and $0 for 2005.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2005.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         In accordance with Audit Committee Charter, the Audit Committee shall:

         1. Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors.(1)

                  o The Chairman of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

         2. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate"(2) of the Adviser providing ongoing services to the


----------------------------

(1) Pre-approval of non-audit services for the Fund pursuant to Section IV.C. 2 is not required, if:

         (a) the aggregate amount of all non-audit services provided to the Fund is no more than 5% of the total fees paid by the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

         (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and

         (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

(2) "Control affiliate" means any entity controlling, controlled by, or under common control with the Adviser.

                  Fund), if the engagement relates directly to the operations and financial reporting of the Fund.(3)

                  o The Chairman of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.


  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 100%

                           (c) N/A

                           (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2006 and $0 for 2005.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not


--------------------------

(3) Pre-approval of non-audit services for the Adviser (or any affiliate of the Adviser providing ongoing services to the Fund) pursuant to Section IV.C.3 is not required, if:

         (a) the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid by the Fund, the Adviser and any "control affiliate" of the Adviser providing ongoing services to the Fund to the independent auditors during the fiscal year in which the non-audit services are provided;

         (b) the services were not recognized by Fund management at the time of the engagement as non-audit services; and

         (c) such services are promptly brought to the attention of the Audit Committee by Fund management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

         pre-approved  pursuant  to  paragraph  (c)(7)(ii)  of    Rule 2-01   of
         Regulation   S-X   is  compatible  with   maintaining   the   principal
         accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940

         Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant  to Rule 30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant  to Rule 30a-2(b)  under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) ASTON FUNDS (FORMERLY KNOWN AS ABN AMRO FUNDS)

By (Signature and Title)*  /S/ KENNETH C. ANDERSON
                         -------------------------------------------------------
                               Kenneth C. Anderson, President
                               (principal executive officer)

Date              JANUARY 2, 2007
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ KENNETH C. ANDERSON
                         -------------------------------------------------------
                           Kenneth C. Anderson, President
                           (principal executive officer)

Date              JANUARY 2, 2007
    ----------------------------------------------------------------------------


By (Signature and Title)* /S/ GERALD F. DILLENBURG
                         -------------------------------------------------------
                          Gerald F. Dillenburg, Senior Vice President, Secretary & Treasurer
                          (principal financial officer)

Date              JANUARY 2, 2007
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.